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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]

         Pre- Effective Amendment No.                                  [ ]

         Post-Effective Amendment No. 87                               [X]

                                       and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
         OF 1940                                                       [X]

         Amendment No. 70                                              [X]

                        (Check appropriate box or boxes.)

JANUS INVESTMENT FUND
(Exact Name of Registrant as Specified in Charter)

100 Fillmore Street, Denver, Colorado 80206-4928
Address of Principal Executive Offices           (Zip Code)

Registrant's Telephone No., including Area Code:  303-333-3863

Thomas A. Early - 100 Fillmore Street, Denver, Colorado 80206-4928 (Name and Address of Agent for Service)

Approximate Date of Proposed Offering:  February 17, 1999

It is proposed that this filing will become effective (check appropriate box):
         [ ]    immediately upon filing pursuant to paragraph (b) of Rule 485
         [X]    on February 17, 1999 pursuant to paragraph (b) of Rule 485
         [ ]    60 days after filing pursuant to paragraph (a)(1) of Rule 485
         [ ]    on (date) pursuant to paragraph (a)(1) of Rule 485
         [ ]    75 days after filing pursuant to paragraph (a)(2) of Rule 485
         [ ]    on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
         [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              JANUS INVESTMENT FUND

                              Cross Reference Sheet
                   Between the Prospectuses and Statements of
                    Additional Information and Form N-1A Item


FORM N-1A ITEM                             CAPTION IN PROSPECTUSES

PART A

1.    Front and Back Cover Pages           Cover Pages

2.    Risk/Return Summary:                 Risk/Return Summary
      Investments, Risks, and
      Performance

3.    Risk/Return Summary:  Fee            Risk/Return Summary
      Table

4.    Investment Objectives,               Investment Objectives, Principal
      Principal Investment                 Investment Strategies, and Risks;
      Strategies, and Related Risks        Rating Categories (Combined Income
                                           Prospectus only)

5.    Management's Discussion of           Not Applicable
      Fund Performance

6.    Management, Organization, and        Management of the Funds
      Capital Structure

7.    Shareholder Information              Shareholder's Manual; Other
                                           Information Distributions and Taxes

8.    Distribution Arrangements            Not Applicable

9.    Financial Highlights                 Financial Highlights
      Information

FORM N-1A ITEM                             CAPTION IN STATEMENTS OF
                                           ADDITIONAL INFORMATION

PART B

10.   Cover Page and Table of              Cover Page; Table of Contents
      Contents

11.   Fund History                         Miscellaneous Information

12.   Description of the Fund and          Classification, Portfolio Turnover,
      Its Investments and Risks            Investment Policies and Restrictions,
                                           Investment Strategies and Risks;
                                           Appendix A; Appendix B (Money Market
                                           Fund Statements of Additional
                                           Information only)

13.   Management of the Fund               Investment Adviser (Combined Growth
                                           and Income Funds, Venture and
                                           Overseas Statements of Additional
                                           Information only); Investment Adviser
                                           and Administrator (Money Market Fund
                                           Statements of Additional Information
                                           only); Trustees and Officers

14.   Control Persons and Principal        Principal Shareholders
      Holders of Securities

15.   Investment Advisory and Other        Investment Adviser (Combined Growth
      Services                             and Income Funds, Venture and
                                           Overseas Statements of Additional
                                           Information only); Investment Adviser
                                           and Administrator (Money Market Fund
                                           Statements of Additional Information
                                           only); Custodian, Transfer Agent, and
                                           Certain Affiliations; Portfolio
                                           Transactions and Brokerage; Trustees
                                           and Officers; Miscellaneous
                                           Information

16.   Brokerage Allocation and             Portfolio Transactions and Brokerage
      Other Practices

17.   Capital Stock and Other              Purchase of Shares; Redemption of
      Securities                           Shares; Miscellaneous Information

18.   Purchase, Redemption, and            Purchase of Shares; Redemption of
      Pricing of Shares                    Shares; Miscellaneous Information

19.   Taxation of the Fund                 Tax-Deferred Accounts; Income
                                           Dividends, Capital Gains
                                           Distributions, and Tax Status
                                           (Combined Growth and Income Funds,
                                           Venture and Overseas Statements of
                                           Additional Information only);
                                           Dividends and Tax Status (Money
                                           Market Fund Statements of Additional
                                           Information only)

20.   Underwriters                         Custodian, Transfer Agent, and
                                           Certain Affiliations

21.   Calculation of Performance           Performance Information (Combined
      Data                                 Growth and Income Funds, Venture and
                                           Overseas Statements of Additional
                                           Information); Performance Data (Money
                                           Market Fund Statements of Additional
                                           Information only)

22.   Financial Statements                 Financial Statements

                                  [JANUS LOGO]


                         Janus Equity Funds

                                       PROSPECTUS
                                       FEBRUARY 17, 1999
                                       Janus Fund
                                       Janus Enterprise Fund
                                       Janus Mercury Fund
                                       Janus Olympus Fund
                                       Janus Special Situations Fund
                                       Janus Twenty Fund
                                       Janus Global Life Sciences Fund
                                       Janus Global Technology Fund
                                       Janus Worldwide Fund
                                       Janus Balanced Fund
                                       Janus Equity Income Fund
                                       Janus Growth and Income Fund
                         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Growth funds.................................    2
                   Combination funds............................   11
                   Fees and expenses............................   16
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Growth funds.................................   18
                   Combination funds............................   24
                   General portfolio policies...................   27
                   Risks........................................   30
                SHAREHOLDER'S MANUAL
                   Minimum investments..........................   39
                   Types of account ownership...................   39
                   How to open your Janus account...............   41
                   How to purchase shares.......................   42
                   How to exchange shares.......................   44
                   How to redeem shares.........................   46
                   Shareholder services and account policies....   51
                MANAGEMENT OF THE FUNDS
                   Investment adviser...........................   55
                   Investment personnel.........................   56
                OTHER INFORMATION............... ...............   60
                DISTRIBUTIONS AND TAXES
                   Distributions................................   61
                   Taxes........................................   63
                FINANCIAL HIGHLIGHTS.............. .............   65
                GLOSSARY
                   Glossary of investment terms.................   76


                                                            Table of contents  1

Risk return summary

GROWTH FUNDS

               The Growth Funds are designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE GROWTH FUNDS?

--------------------------------------------------------------------------------

               DOMESTIC GROWTH FUNDS

               - JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

               - JANUS ENTERPRISE FUND, JANUS MERCURY FUND, JANUS OLYMPUS
                 FUND AND JANUS TWENTY FUND seek long-term growth of capital.

               - JANUS SPECIAL SITUATIONS FUND seeks capital appreciation.

               GLOBAL GROWTH FUNDS

               - JANUS GLOBAL LIFE SCIENCES FUND AND JANUS GLOBAL TECHNOLOGY
                 FUND seek long-term growth of capital.

               - JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

               The Funds' Trustees may change these objectives without a shareholder vote and the Funds will notify you of any changes that are material. If there is a material change to a Fund's objective or policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE GROWTH FUNDS?

               The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look for companies with earnings growth potential one at a time. If a portfolio manager is unable to find investments with earnings growth potential, a

 2 Janus Equity Funds
               significant portion of a Fund's assets may be in cash or similar investments.

               JANUS FUND invests primarily in common stocks selected for their growth potential. Although the Fund can invest in companies of any size, it generally invests in larger, more established companies.

               JANUS ENTERPRISE FUND invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

               JANUS MERCURY FUND invests primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

               JANUS OLYMPUS FUND invests primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

               JANUS SPECIAL SITUATIONS FUND invests primarily in common stocks selected for their capital appreciation potential. The Fund emphasizes stocks of "special situation" companies that the portfolio manager believes have been overlooked or undervalued by other investors. A "special situation" arises when, in the portfolio manager's opinion, securities of a particular company will appreciate in value due to a specific development. The portfolio manager pays particular attention to companies that he thinks have high free cash flows.

               JANUS TWENTY FUND invests primarily in common stocks selected for their growth potential. The Fund normally concentrates its investments in a core group of 20-30 common stocks.

               JANUS GLOBAL LIFE SCIENCES FUND invests primarily in equity securities of U.S. and foreign companies selected for their growth potential. Normally, it invests at least 65% of its total assets in securities of companies that the portfolio manager believes have a life science orientation. As a fundamental

                                                          Risk return summary  3
               policy, the Fund normally invests at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

               JANUS GLOBAL TECHNOLOGY FUND invests primarily in equity securities of U.S. and foreign companies selected for their growth potential. Normally, it invests at least 65% of its total assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology.

               JANUS WORLDWIDE FUND invests primarily in common stocks of companies of any size throughout the world. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may at times invest in fewer than five countries or even a single country.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE GROWTH FUNDS?

               The biggest risk is that the Funds' returns may vary, and you could lose money. If you are considering investing in any of the Growth Funds, remember that they are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

               The value of a Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of a Fund's portfolio could also decrease if the stock market goes down. If the value of a Fund's portfolio decreases, a Fund's net asset value (NAV) will also decrease, which means if you sell your shares in a Fund you would get back less money.


               JANUS SPECIAL SITUATIONS FUND emphasizes investments in special situation companies which may not appreciate if an anticipated development does not occur or attract the anticipated attention. See "What is a 'special situation'?" on page 21 for an explanation of what the portfolio manager may consider a special situation.


 4 Janus Equity Funds

               JANUS GLOBAL LIFE SCIENCES FUND concentrates its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Fund's NAV. The Fund's returns may be more volatile than those of a less concentrated portfolio.



               Although JANUS GLOBAL TECHNOLOGY FUND does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.


               JANUS GLOBAL LIFE SCIENCES FUND, JANUS GLOBAL TECHNOLOGY FUND AND JANUS WORLDWIDE FUND may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

                                                          Risk return summary  5

               JANUS ENTERPRISE FUND, JANUS OLYMPUS FUND, JANUS SPECIAL SITUATIONS FUND, JANUS TWENTY FUND, JANUS GLOBAL LIFE SCIENCES FUND AND JANUS GLOBAL TECHNOLOGY FUND are nondiversified. In other words, they may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on a Fund's NAV and total return. Since JANUS TWENTY FUND normally concentrates in a core portfolio of 20-30 stocks, this risk may be increased.

               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

               The following information illustrates how each of the Growth Fund's performance has varied over time. The bar charts depict the change in performance from year-to-year during the period indicated. The tables compare each Fund's average annual returns for the periods indicated to a broad-based securities market index.

 6 Janus Equity Funds

                JANUS FUND

A BAR CHART showing Annual Total Returns for Janus Fund from 1989 through 1998:


                Annual returns for periods ended 12/31

46.32%  (0.74%)  42.80%  6.87%  10.92%  (1.10%) 29.43%  19.61%  22.72%  38.89%
 1989    1990     1991   1992    1993    1994    1995    1996    1997    1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

                Best Quarter: 4th-1998 28.44%; Worst Quarter: 3rd-1990 (13.91%)


                         Average annual total return for periods ended 12/31/98
                         ------------------------------------------------------


                                                                                Since Inception
                                                 1 year   5 years   10 years       (2/5/70)
                Janus Fund                       38.89%   21.15%     20.43%         17.59%
                S&P 500 Index*                   28.74%   24.08%     19.20%         13.83%


                * The S&P 500 is the Standard & Poor's Composite Index of 500
                  Stocks, a widely recognized, unmanaged index of common stock prices.

                JANUS ENTERPRISE FUND

A BAR CHART showing Annual Total Returns for Janus Enterprise Fund from 1993 through 1998:


                Annual returns for periods ended 12/31

                15.64%    8.92%     27.25%    11.65%    10.82%    33.75%
                 1993      1994      1995      1996      1997      1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

               Best Quarter: 4th-1998 34.15%; Worst Quarter: 3rd-1998 (14.63%)


                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------


                                                                            Since Inception
                                                         1 year   5 years      (9/1/92)
                Janus Enterprise Fund                    33.75%   18.06%        21.54%
                S&P MidCap 400 Index+                    18.25%   18.67%        19.19%
                                                    ----------------------------------



               + The S&P MidCap 400 Index is an unmanaged group of 400
                 domestic stocks chosen for their market size, liquidity and industry group representation.


                                                          Risk return summary  7

                JANUS MERCURY FUND

A BAR CHART showing Annual Total Returns for Janus Mercury Fund from 1994 through 1998:

                Annual returns for periods ended 12/31

                      15.86%  33.01%  17.67%  11.88%  58.41%
                       1994    1995    1996    1997    1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

                Best Quarter: 4th-1998 30.04%; Worst Quarter: 3rd-1998 (6.94%)


                         Average annual total return for periods ended 12/31/98
                         ------------------------------------------------------


                                                                           Since Inception
                                                        1 year   5 years      (5/3/93)
                Janus Mercury Fund                      58.41%   26.30%        26.86%
                S&P 500 Index*                          28.74%   24.08%        22.64%
                                                        -----------------------------


               * The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.

                JANUS OLYMPUS FUND

A BAR CHART showing Annual Total Returns for Janus Olympus Fund from 1996 through 1998:

                Annual returns for periods ended 12/31

                                  21.73%  26.73%  56.97%
                                   1996    1997    1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

                Best Quarter: 4th-1998 32.66%; Worst Quarter: 3rd-1998 (7.93%)


                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------


                                                                          Since Inception
                                                                 1 year     (12/29/95)
                Janus Olympus Fund                               56.97%       34.28%
                S&P 500 Index+                                   28.74%       28.27%
                                                                 --------------------



               + The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.


 8 Janus Equity Funds

                JANUS SPECIAL SITUATIONS FUND

A BAR CHART showing Annual Total Returns for Janus Special Situations Fund from 1997 through 1998:

                Annual returns for periods ended 12/31

                                      46.04%  25.31%
                                       1997    1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

                Best Quarter: 4th-1998 28.53%; Worst Quarter: 3rd-1998 (19.55%)




                Average annual total return for periods ended 12/31/98
                ------------------------------------------------------


                                                                          Since Inception
                                                                 1 year     (12/31/96)
                Janus Special Situations Fund                    25.31%       35.28%
                S&P 500 Index*                                   28.74%       31.03%
                                                                 --------------------


               * The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.

                JANUS TWENTY FUND

A BAR CHART showing Annual Total Returns for Janus Twenty Fund from 1991 through 1998:


                Annual returns for periods ended 12/31

50.85%  0.59%  69.21%  1.97%   3.43%   (6.73%)  36.22  27.85%  29.70%  73.39%
1989    1990     1991   1992    1993    1994    1995    1996    1997    1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

                Best Quarter: 4th-1998 29.67%; Worst Quarter: 3rd-1990 (17.71%)



                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------


                                                                            Since Inception
                                              1 year   5 years   10 years      (4/30/85)
                Janus Twenty Fund             73.39%   29.58%     25.76%        20.90%
                S&P 500 Index+                28.74%   24.08%     19.20%        18.51%
                                              ---------------------------------------



               + The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.


                                                          Risk return summary  9

                JANUS WORLDWIDE FUND

A BAR CHART showing Annual Total Returns for Janus Worldwide Fund from 1992 through 1998:


                Annual returns for periods ended 12/31

                9.01%   28.41%  3.61%    21.90%   26.40%   20.48%   25.87%
                 1992    1993    1994     1995     1996     1997     1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

                Best Quarter: 4th-1998 20.24%; Worst Quarter: 3rd-1998 (16.10%)


                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------


                                                                           Since Inception
                                                        1 year   5 years      (5/15/91)
                Janus Worldwide Fund                    25.87%   19.34%        20.72%
                Morgan Stanley International Worldwide
                  Index*                                24.34%   15.68%        13.22%
                                                        -----------------------------


               * The Morgan Stanley International Worldwide Index is a market capitalization weighted index composed of countries representative of the market structure of 47 developed and emerging markets.

               Since Janus Global Life Sciences Fund and Janus Global Technology Fund did not commence operations until December 31, 1998, there is no performance shown.

               The Growth Funds' past performance does not necessarily indicate how they will perform in the future.

 10 Janus Equity Funds

COMBINATION FUNDS

               The Combination Funds are designed for investors who primarily seek growth of capital with varying degrees of emphasis on income. These Funds are not designed for investors who desire a consistent level of income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE COMBINATION FUNDS?

--------------------------------------------------------------------------------

               - JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

               - JANUS EQUITY INCOME FUND seeks current income and long-term growth of capital.

               - JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income.

               The Funds' Trustees may change these objectives without a shareholder vote and the Funds will notify you of any changes that are material. If there is a material change to a Fund's objective or policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE COMBINATION FUNDS?

               The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look mostly for equity and income-producing securities that meet their investment criteria one at a time. If a portfolio manager is unable to find such investments, much of a Fund's assets may be in cash or similar investments.

               JANUS BALANCED FUND normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Fund will normally invest at least 25% of its assets in fixed-income securities.

                                                         Risk return summary  11

               JANUS EQUITY INCOME FUND normally emphasizes investments in common stocks, and growth potential is a significant investment consideration. Normally, it invests at least 65% of its assets in income-producing equity securities.

               JANUS GROWTH AND INCOME FUND normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE COMBINATION FUNDS?


               The biggest risk is that the Funds' returns may vary, and you could lose money. If you are considering investing in any of the Combination Funds, remember that they are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.


               The value of a Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of a Fund's portfolio could also decrease if the stock market goes down. If the value of a Fund's portfolio decreases, a Fund's NAV will also decrease, which means if you sell your shares in a Fund you would get back less money.


               The income component of the Funds' portfolios includes fixed-income securities. A fundamental risk to the income component is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.


 12 Janus Equity Funds

               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

               The following information illustrates how each Combination Fund's performance has varied over time. The bar chart depicts the change in performance from year-to-year during the period indicated. The tables compare each Fund's average annual returns for the period indicated to a broad-based securities market index.

                                                         Risk return summary  13

                JANUS BALANCED FUND

A BAR CHART showing Annual Total Returns for Janus Balanced Fund from 1993 through 1998:


                Annual returns for periods ended 12/31

                    10.56%  0.02%    27.31%   15.30%   21.81%   31.20%
                     1993    1994     1995     1996     1997     1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

                Best Quarter: 4th-1998 18.75%; Worst Quarter: 3rd-1998 (4.49%)


                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------


                                                                            Since Inception
                                                         1 year   5 years      (9/1/92)
                Janus Balanced Fund                      31.20%    18.60%        18.43%
                S&P 500 Index*                           28.74%    24.08%        21.54%
                Lehman Brothers Gov't/Corp Bond Index+    9.47%     7.30%         7.73%
                                                          -----------------------------


               * The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.
               + Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

                JANUS EQUITY INCOME FUND

A BAR CHART showing Annual Total Returns for Janus Equity Income Fund from 1997 through 1998:

                Annual returns for periods ended 12/31

                                  31.08%   40.50%
                                   1997     1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

                Best Quarter: 4th-1998 26.34%; Worst Quarter: 3rd-1998 (8.06%)


                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------


                                                                           Since Inception
                                                                  1 year      (6/28/96)
                Janus Equity Income Fund                          40.05%        35.11%
                S&P 500 Index++                                   28.74%        29.74%
                                                                   --------------------


               ++ The S&P 500 is the Standard & Poor's Composite Index of 500
                  Stocks, a widely recognized, unmanaged index of common stock prices.

 14 Janus Equity Funds

                JANUS GROWTH AND INCOME FUND

A BAR CHART showing Annual Total Returns for Janus Growth and Income Fund from 1992 through 1998:

                Annual returns for periods ended 12/31

                5.35%   6.70%   (4.87%)  36.35    26.03%   34.66%   34.87%
                 1992    1993    1994     1995     1996     1997     1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

                Best Quarter: 4th-1998 21.49%; Worst Quarter: 3rd-1998 (8.97%)


                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------


                                                                           Since Inception
                                                        1 year   5 years      (5/15/91)
                Janus Growth and Income Fund            34.87%   24.31%        22.08%
                S&P 500 Index*                          28.74%   24.08%        20.00%
                                                        -----------------------------


               * The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.

               The Combination Funds' past performance does not necessarily indicate how they will perform in the future.

                                                         Risk return summary  15

FEES AND EXPENSES

               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Funds.


               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.


 16 Janus Equity Funds

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. It is based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended October 31, 1998.


                                             Management                  Total Annual Fund
                                                Fee         Other       Operating Expenses
                                                           Expenses
    Janus Fund                                 0.65%        0.22%              0.87%
    Janus Enterprise Fund                      0.72%        0.36%              1.08%
    Janus Mercury Fund                         0.67%        0.30%              0.97%
    Janus Olympus Fund                         0.70%        0.31%              1.01%
    Janus Special Situations Fund              0.70%        0.38%              1.08%
    Janus Twenty Fund                          0.65%        0.26%              0.91%
    Janus Global Life Sciences Fund            0.75%        0.50%(1)           1.25%
    Janus Global Technology Fund               0.75%        0.50%(1)           1.25%
    Janus Worldwide Fund                       0.65%        0.27%              0.92%
    Janus Balanced Fund                        0.72%        0.31%              1.03%
    Janus Equity Income Fund                   0.75%        0.46%              1.21%
    Janus Growth and Income Fund               0.67%        0.29%              0.96%

--------------------------------------------------------------------------------
   (1) "Other Expenses" are based on the estimated expenses that the Fund expects to incur in its initial fiscal year.
--------------------------------------------------------------------------------

   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 Year     3 Years    5 Years    10 Years
                                              --------------------------------------
    Janus Fund                                $ 89       $278       $482       $1,073
    Janus Enterprise Fund                     $110       $343       $595       $1,317
    Janus Mercury Fund                        $ 99       $309       $536       $1,190
    Janus Olympus Fund                        $103       $322       $558       $1,236
    Janus Special Situations Fund             $110       $343       $595       $1,317
    Janus Twenty Fund                         $ 93       $290       $504       $1,120
    Janus Global Life Sciences Fund           $127       $397        N/A          N/A
    Janus Global Technology Fund              $127       $397        N/A          N/A
    Janus Worldwide Fund                      $ 94       $293       $509       $1,131
    Janus Balanced Fund                       $105       $328       $569       $1,259
    Janus Equity Income Fund                  $123       $384       $665       $1,466
    Janus Growth and Income Fund              $ 98       $306       $531       $1,178

                                                         Risk return summary  17

Investment objectives, principal
           investment strategies
           and risks

GROWTH FUNDS

               This section takes a closer look at the investment objectives of each of the Growth Funds, their principal investment strategies and certain risks of investing in the Growth Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus on pages 30-34 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

DOMESTIC GROWTH FUNDS

               JANUS FUND
               Janus Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Fund can invest in companies of any size, it generally invests in larger, more established companies.

               JANUS ENTERPRISE FUND

               Janus Enterprise Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 1998, they ranged from approximately $142 million to $73 billion.


               JANUS MERCURY FUND
               Janus Mercury Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for

 18 Janus Equity Funds
               their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

               JANUS OLYMPUS FUND
               Janus Olympus Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

               JANUS SPECIAL SITUATIONS FUND
               Janus Special Situations Fund seeks capital appreciation. It pursues its objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund emphasizes stocks of "special situation" companies that the portfolio manager believes have been overlooked or undervalued by other investors. A "special situation" arises when, in the portfolio manager's opinion, securities of a particular company will appreciate in value due to a specific development. The portfolio manager pays particular attention to companies that he thinks may have high free cash flows.

               JANUS TWENTY FUND
               Janus Twenty Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund normally concentrates its investments in a core group of 20-30 common stocks.

GLOBAL GROWTH FUNDS

               JANUS GLOBAL LIFE SCIENCES FUND
               Janus Global Life Sciences Fund seeks long-term growth of capital. It pursues its objective by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. Normally, it invests at least 65% of its total assets in securities of companies that the portfolio manager believes have a life science orientation. As a fundamental policy, the Fund normally invests at

            Investment objectives, principal investment strategies and risks  19 least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

               JANUS GLOBAL TECHNOLOGY FUND
               Janus Global Technology Fund seeks long-term growth of capital. It pursues its objective by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. Normally, it invests at least 65% of its total assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

               a. Companies that the portfolio manager believes have or will develop products, processes or services that will provide significant technological advancements or improvements; and

               b. Companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.

               JANUS WORLDWIDE FUND
               Janus Worldwide Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may at times invest in fewer than five countries or even a single country.

 20 Janus Equity Funds

The following questions and answers are designed to help you better understand the Growth Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

               Each of the Funds may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. They make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the Funds. Income realized on the Funds' investments will be incidental to their objectives.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

               Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.

3. WHAT IS A "SPECIAL SITUATION"?

               Each Fund may invest in special situations. A special situation arises when a portfolio manager believes that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing

            Investment objectives, principal investment strategies and risks  21 capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares or paying dividends. Special situations may also result from (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation or technological advance; (iii) changes in senior management; or
               (iv) significant changes in cost structure. As noted previously, Janus Special Situations Fund emphasizes this type of strategy.

4. WHAT DOES "MARKET CAPITALIZATION" MEAN?

               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Janus Enterprise Fund. Although the other Growth Funds offered by this Prospectus do not emphasize companies of any particular size, Funds with a larger asset base (e.g., Janus Fund) are more likely to invest in larger, more established issuers.

5. WHAT DOES "LIFE SCIENCE ORIENTATION" MEAN IN RELATION TO JANUS GLOBAL LIFE SCIENCES FUND?

               Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production or distribution of products or services related to health and personal care, medicine or pharmaceuticals. Life science oriented companies also include companies that the portfolio manager believes have growth potential primarily as a result of particular products, technology, patents or other market advantages in the life sciences. Life sciences encompass a variety of industries, including health care, nutrition, agriculture, medical

 22 Janus Equity Funds
               diagnostics, nuclear and biochemical research and development and health care facilities ownership and operation.

6. HOW DOES JANUS GLOBAL TECHNOLOGY FUND'S INDUSTRY POLICY DIFFER FROM THAT OF JANUS GLOBAL LIFE SCIENCES FUND?

               Unlike Janus Global Life Sciences Fund, Janus Global Technology Fund will not concentrate its investments in any particular industry or group of related industries. As a result, its portfolio manager may have more flexibility to find companies that he believes will benefit from advances or improvements in technology in a number of industries. Nevertheless, the Fund may hold a significant portion of its assets in industries such as: aerospace/ defense; biotechnology; computers; office/business equipment; semiconductors; software; telecommunications; and telecommunications equipment.

            Investment objectives, principal investment strategies and risks  23

COMBINATION FUNDS

               This section takes a closer look at the investment objectives of each of the Combination Funds, their principal investment strategies and certain risks of investing in the Combination Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus on pages 30-34 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

               JANUS BALANCED FUND
               Janus Balanced Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Fund normally invests at least 25% of its assets in fixed-income securities.

               JANUS EQUITY INCOME FUND

               Janus Equity Income Fund seeks current income and long-term growth of capital. It pursues its objective by normally emphasizing investments in common stocks, and growth potential is a significant investment consideration. The Fund tries to provide a lower level of volatility than the S&P 500 Index. Normally, it invests at least 65% of its assets in income-producing equity securities including common and preferred stocks, warrants and securities that are convertible to common or preferred stocks.


               JANUS GROWTH AND INCOME FUND
               Janus Growth and Income Fund seeks long-term capital growth and current income. It normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and

 24 Janus Equity Funds
               at least 25% of its assets in securities the portfolio manager believes have income potential. Because of this investment strategy, the Fund is not designed for investors who need consistent income.

The following questions and answers are designed to help you better understand the Combination Funds' principal investment strategies.

1. HOW DO THE COMBINATION FUNDS DIFFER FROM EACH OTHER?

               Janus Growth and Income Fund places a greater emphasis on aggressive growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than the other Combination Funds. Although Janus Equity Income Fund invests substantially all of its assets in common stocks, it emphasizes investments in dividend-paying common stocks and other equity securities characterized by relatively greater price stability, and thus may be expected to be less volatile than Janus Growth and Income Fund, as discussed in more detail below. Janus Balanced Fund places a greater emphasis on the income component of its portfolio and invests to a greater degree in securities selected primarily for their income potential. As a result it is expected to be the least volatile of the Combination Funds.

2. HOW DOES JANUS EQUITY INCOME FUND TRY TO LIMIT PORTFOLIO VOLATILITY?


               Janus Equity Income Fund seeks to provide a lower level of volatility than the stock market at large, as measured by the S&P 500 Index. The lower volatility sought by this Fund is expected to result primarily from investments in dividend-paying common stocks and other equity securities characterized by relatively greater price stability. The greater price stability sought by Janus Equity Income Fund may be characteristic of companies that generate above average free cash flows. A company may use free cash flows for a number of purposes including commencing or increasing dividend payments, repurchasing its own stock or retiring outstanding debt. The portfolio manager also considers growth potential in selecting this Fund's securities and may hold securities selected solely for their growth potential.


            Investment objectives, principal investment strategies and risks  25

3. HOW ARE COMMON STOCKS SELECTED FOR THE COMBINATION FUNDS IN COMPARISON TO THE GROWTH FUNDS?

               Because income is a part of the investment objective of the Combination Funds, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stocks for these Funds.

4. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

               Janus Balanced Fund and Janus Growth and Income Fund shift assets between the growth and income components of their portfolios based on the portfolio managers' analysis of relevant market, financial and economic conditions. If a portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component.

5. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF THE COMBINATION FUNDS' PORTFOLIOS?

               The growth component of the Combination Funds' portfolios is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

6. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

               The income component of Janus Balanced Fund and Janus Growth and Income Fund will consist of securities that a portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of a Fund if they currently pay dividends or a portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

 26 Janus Equity Funds

GENERAL PORTFOLIO POLICIES

               Unless otherwise stated, each of the following policies applies to all of the Funds. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION
               When a Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Funds' cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Fund's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly.

               When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

            Investment objectives, principal investment strategies and risks  27

               OTHER TYPES OF INVESTMENTS
               The Growth Funds invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. The Combination Funds also invest in domestic and foreign equity securities with varying degrees of emphasis on income. The Funds may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:


               - debt securities



               - indexed/structured securities



               - high-yield/high-risk securities (less than 35% of each Fund's assets)



               - options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return



               - securities purchased on a when-issued, delayed delivery or forward commitment basis


               ILLIQUID INVESTMENTS
               Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               The Funds may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities

 28 Janus Equity Funds
               include depositary receipts or shares, and passive foreign investment companies.

               SPECIAL SITUATIONS
               Each Fund may invest in special situations. A special situation arises when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

               PORTFOLIO TURNOVER
               The Funds generally intend to purchase securities for long-term investment although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               Janus Global Technology Fund may invest in companies with relatively short product cycles, for example, 6 to 9 months. Consequently, its portfolio turnover may be more frequent than other growth funds. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains.

            Investment objectives, principal investment strategies and risks  29

               Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.

RISKS

               Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities or companies with relatively small market capitalizations. Janus Global Life Sciences Fund's and Janus Global Technology Fund's performance may also be affected by industry risk.

The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

               Particularly in the area of technology, many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

 30 Janus Equity Funds

2. HOW DOES THE NONDIVERSIFIED STATUS OF JANUS ENTERPRISE FUND, JANUS OLYMPUS FUND, JANUS SPECIAL SITUATIONS FUND, JANUS TWENTY FUND, JANUS GLOBAL LIFE SCIENCES FUND AND JANUS GLOBAL TECHNOLOGY FUND AFFECT THEIR RISK?

               Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund.

3. WHAT IS "INDUSTRY RISK"?

               Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. In the life sciences, for example, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. In technology-related industries, competitive pressures may have a significant effect on the performance of companies in which Janus Global Technology Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing which may increase their volatility.

               Janus Global Life Sciences Fund invests in a concentrated portfolio, which may result in greater exposure to related industries. As a result, the Fund may be more volatile than a less concentrated portfolio. Although Janus Global Technology Fund does not "concentrate" in a specific group of industries, it may at

            Investment objectives, principal investment strategies and risks  31 times have significant exposure to companies in a variety of technology-related industries.

4. I'VE HEARD A LOT ABOUT HOW THE CHANGE TO THE YEAR 2000 COULD AFFECT COMPUTER SYSTEMS. DOES THIS CREATE ANY SPECIAL RISKS?

               The portfolio managers carefully research each potential investment before making an investment decision and, among other things, consider Year 2000 readiness when selecting portfolio holdings. However, there is no guarantee that the information a portfolio manager receives regarding a company's Year 2000 readiness is completely accurate. If a company has not satisfactorily addressed Year 2000 issues, the Fund's performance could suffer.

5. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

               The Funds may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Funds' performance may depend on issues other than the performance of a particular company. These issues include:

               - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries,

 32 Janus Equity Funds
                 there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

               - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

6. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK SECURITIES?


               High-yield/high-risk securities (or "junk" bonds) are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality securities generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade debt securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.


               Please refer to the SAI for a description of bond rating categories.

            Investment objectives, principal investment strategies and risks  33

7. HOW DO THE FUNDS TRY TO REDUCE RISK?

               The Funds may use futures, options and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Funds believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.

 34 Janus Equity Funds

                       This page intentionally left blank

Janus Equity Funds

                   Shareholder's
                   Manual

                   This section will help you become
                   familiar with the different types
                   of accounts you can establish with
                   Janus. It also explains in detail
                   the wide array of services and
                   features you can establish on your
                   account, as well as account
                   policies and fees that may apply
                   to your account. Account policies
                   (including fees), services and
                   features may be modified or
                   discontinued without shareholder
                   approval or prior notice.

                                                    [JANUS LOGO]

HOW TO GET IN TOUCH WITH JANUS

               Janus offers two Investor Service Centers for those individuals who would like to conduct their investing in person. Our representatives will be happy to assist you at either of the following locations Monday-Friday 7:00 a.m. to 6:00 p.m. Mountain time and Saturday 9:00 a.m. to 1:00 p.m. Mountain time.

               100 Fillmore Street, Suite 100
               Denver, CO 80206

               3773 Cherry Creek North Drive, Suite 101
               Denver, CO 80209


 QUICK ADDRESS AND TELEPHONE REFERENCE

--------------------------------------------------------------------------------

  MAILING ADDRESS                               JANUS XPRESSLINE(TM)
  Janus                                         1-888-979-7737
  P.O. Box 173375                               For 24-hour access to account
  Denver, CO 80217-3375                         and fund information,
                                                exchanges, purchases and
  FOR OVERNIGHT CARRIER                         redemptions, automated daily
  Janus                                         quotes on fund share prices,
  Suite 101                                     yields and total returns.
  3773 Cherry Creek North Drive
  Denver, CO 80209-3811                         TDD
                                                1-800-525-0056
  INVESTOR SERVICE REPRESENTATIVES              A telecommunications device
  If you have any questions while reading       for our hearing- and
  this Prospectus, please call one of our       speech-impaired shareholders.
  Investor Service Representatives at
  1-800-525-3713 Monday-Friday: 8:00            JANUS LITERATURE LINE
  a.m.-8:00 p.m., and Saturday: 10:00           1-800-525-8983
  a.m.-4:00 p.m., New York time.                To request a prospectus,
                                                shareholder reports or
  JANUS INTERNET ADDRESS                        marketing materials 24 hours a
  janus.com                                     day.

 38 Janus Equity Funds

MINIMUM INVESTMENTS*
---------------------------------------------

To open a new regular account        $2,500
To open a new retirement,
education or UGMA/UTMA account       $  500
To open a new regular account with
an Automatic Investment Program      $  500**
To add to any type of an account     $  100+

 * The Funds reserve the right to
   change the amount of these
   minimums from time to time or
   to waive them in whole or in
   part for certain types of
   accounts.
** An Automatic Investment Program
   requires a $100 minimum
   automatic investment per month
   until the account balance
   reaches $2,500.
 + The minimum subsequent
   investment for IRA UGMA/UTMA
   accounts is $50.

TYPES OF ACCOUNT OWNERSHIP

               If you are investing in the Funds for the first time, you will need to establish an account. You can establish the following types of accounts by completing a New Account Application. To request an application, call 1-800-525-3713 or visit our Web site at janus.com to download an application.

               INDIVIDUAL OR JOINT OWNERSHIP
               Individual accounts are owned by one person. Joint accounts have two or more owners.

               A GIFT OR TRANSFER TO MINOR (UGMA OR UTMA)
               An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's Social Security number on the application.

               TRUST
               An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

                                                        Shareholder's manual  39

               BUSINESS ACCOUNTS
               Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

TAX-DEFERRED ACCOUNTS

               If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described below and the Education IRA. Distributions from these plans are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.


               Investors Fiduciary Trust Company serves as custodian for the tax-deferred accounts offered by the Funds. You will be charged an annual account maintenance fee of $12 for each taxpayer identification number no matter how many tax-deferred accounts you have with Janus. You may pay the fee by check or have it automatically deducted from your account (usually in December). The custodian reserves the right to change the amount of this fee or to waive it in whole or in part for certain types of accounts.


               The following plans require a special application. For an application and more details about our Retirement Plans, call 1-800-525-3713.

               TRADITIONAL AND ROTH INDIVIDUAL RETIREMENT ACCOUNTS
               Both types of IRAs allow most individuals with earned income to contribute up to the lesser of $2,000 ($4,000 for most married couples) or 100% of compensation annually. Please refer to the Janus IRA booklet for more complete information regarding the different types of IRAs.

 40 Janus Equity Funds

               EDUCATION IRA
               This plan allows individuals, subject to certain income limitations, to contribute up to $500 annually on behalf of any child under the age of 18. Please refer to the Janus IRA booklet for more complete information regarding the Education IRA.

               SIMPLIFIED EMPLOYEE PENSION PLAN
               This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

               PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
               These plans are open to corporations, partnerships and sole proprietors to benefit their employees and themselves.

               SECTION 403(B)(7) PLAN
               Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

HOW TO OPEN YOUR JANUS ACCOUNT

               Complete and sign the appropriate application. Please be sure to provide your Social Security or taxpayer identification number on the application and make your check payable to Janus. The Funds are available only to U.S. citizens or residents, and your application will be returned if you do not meet these criteria. Send all items to one of the addresses listed in the "Quick Address and Telephone Reference" on page 38.

                                                        Shareholder's manual  41

HOW TO PURCHASE SHARES

               PAYING FOR SHARES

               When you purchase shares, your request will be processed at the next NAV calculated after your order is received and accepted. Please note the following:

               - Cash, credit cards, third party checks and credit card checks will not be accepted.

               - All purchases must be made in U.S. dollars.

               - Checks must be drawn on U.S. banks and made payable to Janus.

               - If a check does not clear your bank, the Funds reserve the right to cancel the purchase.

               - If the Funds are unable to debit your predesignated bank account on the day of purchase, they may make additional attempts or cancel the purchase.

               - The Funds reserve the right to reject any specific purchase request.

               If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. The Funds (or their agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

               ONCE YOU HAVE OPENED YOUR JANUS ACCOUNT, THE MINIMUM AMOUNT FOR AN ADDITIONAL INVESTMENT IS $100 ($50 FOR IRAS OR UGMA/UTMA ACCOUNTS). You may add to your account at any time through any of the following options:

               BY MAIL

               Complete the remittance slip attached at the bottom of your confirmation statement. If you are making a purchase into a

 42 Janus Equity Funds
               retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check made payable to Janus and remittance slip or written instructions to one of the addresses listed previously. You may also request a booklet of remittance slips for non-retirement accounts.

               BY TELEPHONE

               This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. To purchase shares by telephone, call an Investor Service Representative at 1-800-525-3713 during normal business hours or call the Janus XpressLine, 1-888-979-7737, for access to this option 24 hours a day. When you make an additional purchase by telephone, Janus will automatically debit your predesignated bank account for the desired amount. To establish the telephone purchase option on your new account, complete the "Telephone Purchase of Shares Option" section on the application and attach a "voided" check or deposit slip from your bank account. If your account is already established, call 1-800-525-3713 to request the appropriate form. This option will become effective ten business days after the form is received.

               BY WIRE

               Purchases may also be made by wiring money from your bank account to your Janus account. Call 1-800-525-3713 to receive wiring instructions.

               BY INTERNET

               You must pre-establish the "Telephone Purchase of Shares Option" to make a purchase on our Web site at janus.com. If you have questions, please call 1-800-975-9932 to speak to a Janus representative.

                                                        Shareholder's manual  43

               AUTOMATIC INVESTMENT PROGRAMS

               Janus offers several automatic investment programs to help you achieve your financial goals as simply and conveniently as possible. You may open a new account with a $500 initial purchase and $100 automatic subsequent investments.

               AUTOMATIC MONTHLY INVESTMENT PROGRAM
               You select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. To establish this option, complete the "Automatic Monthly Investment Program" section on the application and attach a "voided" check from your bank account. If your Fund account is already established, call 1-800-525-3713 to request the appropriate form.

               PAYROLL DEDUCTION
               If your employer can initiate an automatic payroll deduction, you may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account. To obtain information on establishing this option, call 1-800-525-3713.

               SYSTEMATIC EXCHANGE
               With a Systematic Exchange you determine the amount of money ($100 minimum) you would like automatically exchanged from one Janus account to another on any day of the month. For more information on how to establish this option, call 1-800-525-3713.

HOW TO EXCHANGE SHARES

               On any business day, you may exchange all or a portion of your shares into any other available Janus fund.

               IN WRITING

               To request an exchange in writing, please follow the instructions for written requests on page 48.

 44 Janus Equity Funds

               BY TELEPHONE

               All accounts are automatically eligible for the telephone exchange option. To exchange shares by telephone, call an Investor Service Representative at 1-800-525-3713 during normal business hours or call the Janus XpressLine, 1-888-979-7737, for access to this option 24 hours a day.

               BY SYSTEMATIC EXCHANGE

               As noted above, you may establish a Systematic Exchange for as little as $100 per month on established accounts. You may establish a new account with a $500 initial purchase and subsequent $100 systematic exchanges. If the balance in the account you are exchanging from falls below the systematic exchange amount, all remaining shares will be exchanged and the program will be discontinued.

               BY INTERNET

               Exchanges may also be made on our Web site at janus.com.

               EXCHANGE POLICIES

               - Except for Systematic Exchanges, new accounts established by exchange must be opened with $2,500 or the total account value if the value of the account you are exchanging from is less than $2,500.

               - Exchanges between existing accounts must meet the $100
                 subsequent investment requirement.


               - You may make four exchanges out of each Fund during a calendar year (exclusive of Systematic Exchanges). Exchanges in excess of this limit may be subject to an exchange fee or may result in termination of the exchange privilege.


               - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time. For example, the Funds may reject exchanges from accounts engaged

                                                        Shareholder's manual  45
                 in or known to engage in trading in excess of the limit above (including market timing transactions).

               - Exchanges between accounts will be accepted only if the
                 registrations are identical.

               - If the shares you are exchanging are held in certificate form, you must return the certificate to your Fund prior to making any exchanges.

               - Be sure that you read the prospectus for the fund into which you are exchanging.

               - An exchange represents the sale of shares from one fund and the purchase of shares of another fund, which may produce a taxable gain or loss in a non-tax deferred account.

HOW TO REDEEM SHARES


               On any business day, you may redeem all or a portion of your shares. If the shares are held in certificate form, the certificate must be returned with or before your redemption request. Your transaction will be processed at the next NAV calculated after your order is received and accepted. The redemption may be suspended for 10 days following an address change unless a signature guarantee is provided.


               IN WRITING

               To request a redemption in writing, please follow the instructions for written requests on page 48.

               BY TELEPHONE

               Most accounts have the telephone redemption option, unless this option was specifically declined on the application or in writing. This option enables you to request redemptions daily from your account by calling 1-800-525-3713 by the close of the regular trading session of the New York Stock Exchange ("NYSE") normally 4:00 p.m. New York time. You may also use Janus XpressLine, 1-888-979-7737, for access to this option 24 hours a

 46 Janus Equity Funds
               day. (There is a daily limit of $100,000 per account for redemptions payable by check).

               BY INTERNET

               Redemptions may also be made on our Web site at janus.com.

               SYSTEMATIC REDEMPTION OPTION

               The Systematic Redemption Option allows you to redeem a specific dollar amount from your account on a regular basis. For more information or to request the appropriate form, please call 1-800-525-3713.

PAYMENT OF REDEMPTION PROCEEDS

               BY CHECK
               Redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request.

               BY ELECTRONIC TRANSFER
               If you have established the electronic redemption option, your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request (ACH transfer). Wire transfers will be charged an $8 fee per wire and your bank may charge an additional fee to receive the wire. ACH transfers are made free of charge. Wire redemptions are not available for retirement accounts.

               If you would like to establish the electronic redemption option on an existing account, please call 1-800-525-3713 to request the appropriate form.

               IF THE SHARES BEING REDEEMED WERE PURCHASED BY CHECK, TELEPHONE, ON OUR WEB SITE, OR THROUGH THE AUTOMATIC MONTHLY INVESTMENT PROGRAM, THE FUNDS MAY DELAY THE PAYMENT OF YOUR REDEMPTION PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF

                                                        Shareholder's manual  47

               PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in Janus Money Market Fund - Investor Shares during the 15 day hold period.

WRITTEN INSTRUCTIONS

               To redeem or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed on page 38 and must include the following information:

               - the name of the Fund(s)

               - the account number(s)

               - the amount of money or number of shares being redeemed or exchanged

               - the name(s) on the account

               - the signature(s) of all registered account owners

               - your daytime telephone number

               SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

               INDIVIDUAL, JOINT TENANTS, TENANTS IN COMMON
               Written instructions must be signed by each shareholder, exactly as the names appear in the account registration.

               UGMA OR UTMA
               Written instructions must be signed by the custodian in his/her capacity as it appears in the account registration.

               SOLE PROPRIETOR, GENERAL PARTNER
               Written instructions must be signed by an authorized individual in his/her capacity as it appears on the account registration.

               CORPORATION, ASSOCIATION
               Written instructions must be signed by the person(s) authorized to act on the account. In addition, a certified copy of the corporate

 48 Janus Equity Funds
               resolution authorizing the signer to act must accompany the request.

               TRUST
               Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear in the account registration, a certificate of incumbency dated within 60 days must also be submitted.

               IRA
               Written instructions must be signed by the account owner. If you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 59 1/2) or premature (before age 59 1/2) and, if premature, whether any exceptions such as death or disability apply with regard to the 10% additional tax on early distributions.

SIGNATURE GUARANTEE

               In addition to the signature requirements, A SIGNATURE GUARANTEE IS ALSO REQUIRED if any of the following is applicable:

               - You request a redemption by check that exceeds $100,000.

               - You would like the check made payable to anyone other than the shareholder(s) of record.

               - You would like the check mailed to an address which has been changed within 10 days of the redemption request.

               - You would like the check mailed to an address other than the address of record.

               THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS. FOR MORE INFORMATION PERTAINING TO SIGNATURE GUARANTEES, PLEASE CALL 1-800-525-3713.

                                                        Shareholder's manual  49

               HOW TO OBTAIN A SIGNATURE GUARANTEE

               A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

               If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES

               All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received and accepted by a Fund (or a Fund's agent or authorized designee). A Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. The NAV of Fund shares is not determined on days the NYSE is closed (generally New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

 50 Janus Equity Funds

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

               JANUS XPRESSLINE(TM)

               Janus XpressLine, our electronic telephone service, offers you 24-hour access by TouchTone(TM) telephone to obtain information on account balances, Fund performance or dividends. You can also make exchanges, purchases and redemptions in existing accounts, request literature about any Janus fund, or order duplicate statements. Janus XpressLine is accessed by calling 1-888-979-7737. Calls are limited to five minutes.

               JANUS WEB SITE

               Janus maintains a Web site located at JANUS.COM. You can purchase, exchange and redeem shares and access information such as your account balance and the Funds' NAVs through the Web site. In order to engage in transactions on our Web site, you must authorize us to transmit account information online and accept online instructions (see janus.com and follow the procedures accordingly). You may also need to have bank account information, wire instructions or other options established on your account. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions on our Web site when procedures designed for engaging in such transactions are followed. If you have questions, please call 1-800-975-9932 to speak to a Janus representative.

               ACCOUNT MINIMUMS

               Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from accounts with values below the minimums described on page 39 or to close such accounts. This policy will apply to accounts participating in the Automatic Monthly Investment Program only if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to

                                                        Shareholder's manual  51
               accounts that fall below the minimums solely as a result of market value fluctuations. It is expected that, for purposes of this policy, accounts will be valued in September, and the $10 fee will be assessed on the second Friday of September of each year. You will receive notice before we charge the $10 fee or close your account so that you may increase your account balance to the required minimum.

               TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

               You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates and certain Processing Organizations may receive compensation from the Funds for shareholder recordkeeping and similar services.

               TAXPAYER IDENTIFICATION NUMBER

               On the application or other appropriate form, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to the 31% backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold 31% of any dividends paid and redemption or exchange proceeds. In addition to the 31% backup withholding, you may

 52 Janus Equity Funds
               be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

               SHARE CERTIFICATES


               Most shareholders choose not to hold their shares in certificate form because account transactions such as exchanges and redemptions cannot be completed until the certificate has been returned to the Funds. The Funds will issue share certificates upon written request only and reserve the right to charge a fee for this service. Share certificates will not be issued until the shares have been held for at least 15 days and will not be issued for accounts that do not meet the minimum investment requirements. Share certificates cannot be issued for retirement accounts. In addition, if the certificate is lost, there may be a replacement charge.


               INVOLUNTARY REDEMPTIONS

               The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds.

               TELEPHONE TRANSACTIONS

               You may initiate many transactions by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

               It may be difficult to reach an Investor Service Representative by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, please consider sending written instructions, stopping by a Service Center, calling the Janus XpressLine or visiting our Web site.

               TEMPORARY SUSPENSION OF SERVICES

               The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services.

                                                        Shareholder's manual  53

               ADDRESS CHANGES

               To change the address on your account, call 1-800-525-3713 or send a written request signed by all account owners. Include the name of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

               REGISTRATION CHANGES

               To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information, call 1-800-525-3713.

               STATEMENTS AND REPORTS

               Investors participating in an automatic investment program will receive quarterly confirmations of all transactions. In addition, the Funds will send you an immediate transaction confirmation statement after every non-systematic transaction. The Growth Funds distribute dividend information annually. The Combination Funds distribute dividend information quarterly.


               The Funds produce financial reports, which include a list of each of the Fund's portfolio holdings, semiannually and update their prospectus annually. To reduce expenses, the Funds may choose to mail only one report or prospectus to your household, even if more than one person in the household has a Fund account. Please call 1-800-525-3713 if you would like to receive additional reports or prospectuses. The Funds reserve the right to charge a fee for additional statement and report requests.


 54 Janus Equity Funds

                                                         Management of the funds

INVESTMENT ADVISER

               Janus Capital Corporation, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds and is responsible for the day-to-day management of their investment portfolios and other business affairs of the Funds.

               Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

               Janus Capital furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are affiliated with Janus Capital.

MANAGEMENT EXPENSES

               The Funds pay Janus Capital a management fee which is calculated daily and paid monthly. The advisory agreement with the Funds spells out the management fee and other expenses that the Funds must pay. Each of the Funds is subject to the following management fee schedule (expressed as an annual rate):

                   Average Daily Net Assets of Funds    Annual Rate Percentage (%)
----------------------------------------------------------------------------------
                   First $300 Million                                  0.75
                   Next $200 Million                                   0.70
                   Over $500 Million                                   0.65
----------------------------------------------------------------------------------


               Each Fund incurs expenses not assumed by Janus Capital including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. The Annual Fund Operating Expenses table on page 17 lists the actual management fees and total operating expenses of each Fund for the most recent fiscal year.

                                                     Management of the funds  55

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

DAVID J. CORKINS
--------------------------------------------------------------------------------
                   is Executive Vice President and portfolio manager of Janus Growth and Income Fund which he has managed since August 1997. He previously served as an assistant portfolio manager of Janus Mercury Fund. He joined Janus Capital in 1995 as a research analyst specializing in domestic financial services companies and a variety of foreign industries. Prior to joining Janus he was the Chief
                   Financial Officer of Chase U.S. Consumer Services, Inc., a Chase Manhattan mortgage business. He holds a Bachelor of Arts in English and Russian from Dartmouth and received his Master of Business Administration from Columbia University in 1993.

JAMES P. CRAIG, III
--------------------------------------------------------------------------------
                   is Chief Investment Officer of Janus Capital. He is
                   Executive Vice President and portfolio manager of Janus
                   Fund, which he has managed since 1986. He is also
                   Executive Vice President and a co-manager of Janus Venture Fund, which he has managed since February 1, 1997. Mr.
                   Craig previously managed Janus Balanced Fund from December 1993 to December 1995. He holds a Bachelor of Arts in Business from the University of Alabama and a Master of Arts in Finance from the Wharton School of the University of Pennsylvania.

DAVID C. DECKER
--------------------------------------------------------------------------------
                   is Executive Vice President and portfolio manager of Janus Special Situations Fund, which he has managed since inception, and an assistant portfolio manager of Janus
                   Fund. He joined Janus Capital in 1992 as a research analyst and focused on companies in the automotive and defense industries prior to managing Janus Special
                   Situations Fund.

 56 Janus Equity Funds

                   He obtained his Master of Business Administration in Finance from the Fuqua School of Business at Duke University and a Bachelor of Arts in Economics and Political Science from Tufts University. Mr. Decker received the Chartered Financial Analyst designation.

JAMES P. GOFF
--------------------------------------------------------------------------------
                   is Executive Vice President and portfolio manager of Janus Enterprise Fund. Mr. Goff joined Janus Capital in 1988 and has managed Janus Enterprise Fund since its inception. Mr. Goff managed or co-managed Janus Venture Fund from December 1993 to February 1, 1997. He holds a Bachelor of Arts in Economics from Yale University and received the Chartered Financial Analyst designation.

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
                   is Executive Vice President and portfolio manager of Janus Worldwide Fund. She is also Executive Vice President and co-manager of Janus Overseas Fund. Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus
                   Worldwide Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and received the Chartered Financial
                   Analyst designation.

WARREN B. LAMMERT
--------------------------------------------------------------------------------
                   is Executive Vice President and portfolio manager of Janus Mercury Fund. Mr. Lammert joined Janus Capital in 1987 and has managed Janus Mercury Fund since its inception. He previously co-managed Janus Venture Fund from December
                   1993 to December 1996. He holds a Bachelor of Arts in Economics from Yale University and a Master of Science in Economic History from the London School of Economics. Mr. Lammert received the Chartered Financial Analyst designation.

                                                     Management of the funds  57

C. MIKE LU
--------------------------------------------------------------------------------
                   is Executive Vice President and portfolio manager of Janus Global Technology Fund, which he has managed since inception. He joined Janus Capital in 1991 as a research analyst and has consistently focused on companies in the technology industry. Mr. Lu has a Bachelor of Arts in History and a Bachelor of Arts in Economics from Yale University. Mr. Lu received the Chartered Financial
                   Analyst designation.

THOMAS R. MALLEY
--------------------------------------------------------------------------------
                   is Executive Vice President and portfolio manager of Janus Global Life Sciences Fund, which he has managed since inception. He joined Janus Capital in 1991 as a research analyst and has focused on companies in the health care, pharmaceutical and biotechnology industries. Mr. Malley has a Bachelor of Science in Biology from Stanford
                   University and received the Chartered Financial Analyst designation.

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
                   is Executive Vice President and portfolio manager of Janus Balanced Fund, which he has managed since January 1996, and Janus Equity Income Fund, which he has managed since inception. He is an assistant portfolio manager of Janus Fund. Mr. Rollins joined Janus Capital in 1990 and gained experience as a fixed-income trader and equity research analyst prior to managing Janus Balanced Fund. He holds a Bachelor of Science in Finance from the University of Colorado and received the Chartered Financial Analyst designation.

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
                   is Executive Vice President and portfolio manager of Janus Twenty Fund, which he has managed since August 1997. He previously managed Janus Olympus Fund from its inception to August 1997. Mr. Schoelzel joined Janus Capital in

 58 Janus Equity Funds

                   January 1994. He holds a Bachelor of Arts in Business from Colorado College.

CLAIRE YOUNG
--------------------------------------------------------------------------------
                   is Executive Vice President and portfolio manager of Janus Olympus Fund which she has managed since August 1997. She previously served as an assistant portfolio manager of Janus Growth and Income Fund and Janus Twenty Fund. Ms.
                   Young joined Janus Capital in January 1992. She holds a Bachelor of Science in Electrical Engineering from Yale University and received the Chartered Financial Analyst designation.

ASSISTANT PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------
                   is assistant portfolio manager of Janus Worldwide Fund. He is also Executive Vice President and co-manager of Janus Overseas Fund. Mr. Chang joined Janus Capital in 1993 as a research analyst. He received an undergraduate degree with honors in Religion and Philosophy from Dartmouth College and a Master's Degree in Political Science from Stanford University. Mr. Chang received the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------

                   is an assistant portfolio manager of Janus Fund. Prior to joining Janus Capital in 1995, she worked for Price Waterhouse in the Mergers and Acquisitions area, performing corporate due diligence, and as an audit senior, analyzing financials for corporate clients. She received an undergraduate degree in Accounting from the University of Colorado. She is seeking the Chartered Financial Analyst designation.


                                                     Management of the funds  59

Other information

               SIZE OF FUNDS

               Although there is no present intention to do so, the Funds may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued, it is expected that existing shareholders of that Fund would be permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

               YEAR 2000

               Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has devoted considerable internal resources and has engaged one of the foremost experts in the field to help achieve Year 2000 readiness. Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Funds with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Funds invest or worldwide markets and economies.

 60 Janus Equity Funds

                                                         Distributions and taxes

DISTRIBUTIONS


               To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments annually. A Fund's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.


DISTRIBUTION SCHEDULE

                                       Dividends                          Capital Gains
                Growth Funds           Normally declared and paid in      Normally declared and paid in
                                       December                           December
                ---------------------------------------------------------------------------------------
                Combination            Normally declared and paid in      Normally declared and paid in
                  Funds                March, June, September and         December
                                       December

               HOW DISTRIBUTIONS AFFECT A FUND'S NAV

               Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, Janus Fund declared a dividend in the amount of $0.25 per share. If Janus Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.

               "BUYING A DIVIDEND"

               If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On

                                                     Distributions and taxes  61

               December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

DISTRIBUTION OPTIONS

               When you open an account, you must specify on your application how you want to receive your distributions. You may change your distribution option at any time by writing the Funds at one of the addresses on page 38 or calling 1-800-525-3713. The Funds offer the following options:

               1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares. This option is assigned automatically if no other choice is made.

               2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

               3. REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

               4. REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.

               The Funds reserve the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the applicable Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

 62 Janus Equity Funds

TAXES

               As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You may wish to consult your own tax adviser. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions may be taxable at different rates depending on the length of time a Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

               TAXATION OF THE FUNDS

               Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

                                                     Distributions and taxes  63

               The Funds do not expect to pay federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

 64 Janus Equity Funds

                                                            Financial highlights


               The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years through October 31st of each fiscal year shown (or for Funds with a performance history shorter than 5 years, through October 31st of each fiscal period shown). Items 1 through 9 reflect financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Annual Reports, which are available upon request and incorporated by reference into the SAI.


               FINANCIAL HIGHLIGHTS ARE NOT PRESENTED FOR JANUS GLOBAL LIFE SCIENCES FUND AND JANUS GLOBAL TECHNOLOGY FUND BECAUSE THESE FUNDS DID NOT COMMENCE OPERATIONS UNTIL DECEMBER 31, 1998.

                                                        Financial highlights  65

JANUS FUND
----------------------------------------------------------------------------------------------------
                                                            Periods ending October 31st
                                                  1998       1997       1996       1995       1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD        $29.36     $26.65     $23.37     $19.62     $20.81
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                        (.02)       0.15       0.31       0.16       0.17
  3. Net gains or (losses) on securities (both
     realized and unrealized)                      3.70       5.69       4.23       3.99     (0.03)
  4. Total from investment operations              3.68       5.84       4.54       4.15       0.14
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)      (0.23)     (0.21)     (0.13)     (0.01)     (0.39)
  6. Dividends (in excess of net investment
     income)                                         --         --         --         --         --
  7. Distributions (from capital gains)          (4.84)     (2.92)     (1.13)     (0.39)     (0.94)
  8. Total distributions                         (5.07)     (3.13)     (1.26)     (0.40)     (1.33)
  9. NET ASSET VALUE, END OF PERIOD              $27.97     $29.36     $26.65     $23.37     $19.62
 10. Total return                                15.12%     24.18%     20.31%     21.62%      0.75%
 11. Net assets, end of period (in millions)    $20,721    $19,029    $15,313    $11,963     $9,647
 12. Average net assets for the period (in
     millions)                                  $20,777    $17,515    $13,753    $10,560     $9,339
 13. Ratio of gross expenses to average net
     assets                                       0.87%      0.87%      0.86%      0.87%        N/A
 14. Ratio of net expenses to average net
     assets                                       0.86%      0.86%      0.85%      0.86%      0.91%
 15. Ratio of net investment income/(loss) to
     average net assets                              --      0.85%      0.91%      1.25%      1.12%
 16. Portfolio turnover rate                        70%       132%       104%       118%       139%
------------------------------------------------------------------------------------


 66 Janus Equity Funds

JANUS ENTERPRISE FUND
------------------------------------------------------------------------------------------------
                                                        Periods ending October 31st
                                              1998       1997       1996       1995       1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD    $30.86     $31.19     $27.14     $24.43     $21.87
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                       --         --         --       0.52     (0.06)
  3. Net gains or (losses) on securities
     (both realized and unrealized)            3.43       0.95       5.85       3.09       3.18
  4. Total from investment operations          3.43       0.95       5.85       3.61       3.12
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment
     income)                                     --         --         --     (0.52)     (0.02)
  6. Dividends (in excess of net
     investment income)                          --         --         --         --         --
  7. Distributions (from capital gains)      (1.96)     (1.28)     (1.80)     (0.38)     (0.54)
  8. Total distributions                     (1.96)     (1.28)     (1.80)     (0.90)     (0.56)
  9. NET ASSET VALUE, END OF PERIOD          $32.33     $30.86     $31.19     $27.14     $24.43
 10. Total return                            11.79%      3.31%     22.43%     15.46%     14.56%
 11. Net assets, end of period (in
     millions)                                 $559       $552       $732       $459       $370
 12. Average net assets for the period (in
     millions)                                 $551       $614       $596       $408       $270
 13. Ratio of gross expenses to average
     net assets                               1.08%      1.07%      1.14%      1.26%        N/A
 14. Ratio of net expenses to average net
     assets                                   1.06%      1.04%      1.12%      1.23%      1.25%
 15. Ratio of net investment income/(loss)
     to average net assets                  (0.67%)    (0.61%)    (0.78%)      0.02%    (0.32%)
 16. Portfolio turnover rate                   134%       111%        93%       194%       193%
------------------------------------------------------------------------------------------------


                                                        Financial highlights  67

JANUS MERCURY FUND
------------------------------------------------------------------------------------------------
                                                        Periods ending October 31st
                                              1998       1997       1996       1995       1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD    $18.65     $18.20     $17.38     $14.12     $11.70
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                   (0.01)     (0.01)       0.14       0.16       0.02
  3. Net gains or (losses) on securities
     (both realized and unrealized)            4.07       2.82       2.74       3.37       2.40
  4. Total from investment operations          4.06       2.81       2.88       3.53       2.42
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment
     income)                                     --     (0.08)         --     (0.16)         --
  6. Dividends (in excess of net
     investment income)                      (0.04)         --         --         --         --
  7. Distributions (from capital gains)      (1.90)     (2.28)     (2.06)     (0.11)         --
  8. Total distributions                     (1.94)     (2.36)     (2.06)     (0.27)         --
  9. NET ASSET VALUE, END OF PERIOD          $20.77     $18.65     $18.20     $17.38     $14.12
 10. Total return                            24.75%     17.07%     18.18%     25.53%     20.68%
 11. Net assets, end of period (in
     millions)                               $2,368     $1,971     $2,002     $1,521       $596
 12. Average net assets for the period (in
     millions)                               $2,103     $2,046     $1,839     $1,116       $258
 13. Ratio of gross expenses to average
     net assets                               0.97%      0.98%      1.02%      1.14%        N/A
 14. Ratio of net expenses to average net
     assets                                   0.94%      0.96%      1.00%      1.12%      1.33%
 15. Ratio of net investment income/(loss)
     to average net assets                  (0.33%)      0.21%      0.45%      0.50%      0.25%
 16. Portfolio turnover rate                   105%       157%       177%       201%       283%
------------------------------------------------------------------------------------------------


 68 Janus Equity Funds

JANUS OLYMPUS FUND
-------------------------------------------------------------------------------------------
                                                             Periods ending October 31st
                                                             1998        1997      1996(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                   $18.41      $14.86      $12.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                      --        0.04        0.13
  3. Net gains or (losses) on securities (both realized
     and unrealized)                                          4.05        3.64        2.73
  4. Total from investment operations                         4.05        3.68        2.86
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                     --      (0.13)          --
  6. Dividends (in excess of net investment income)         (0.04)          --          --
  7. Distributions (from capital gains)                     (0.72)          --          --
  8. Total distributions                                    (0.76)      (0.13)          --
  9. NET ASSET VALUE, END OF PERIOD                         $21.70      $18.41      $14.86
 10. Total return*                                          23.10%      24.98%      23.83%
 11. Net assets, end of period (in millions)                  $947        $616        $432
 12. Average net assets for the period (in millions)          $774        $517        $276
 13. Ratio of gross expenses to average net assets**         1.01%       1.06%       1.17%
 14. Ratio of net expenses to average net assets**           0.98%       1.03%       1.15%
 15. Ratio of net investment income/(loss) to average
     net assets**                                          (0.21%)       0.26%       1.64%
 16. Portfolio turnover rate**                                123%        244%        303%
-------------------------------------------------------------------------------------------


(1) Fiscal period from December 29, 1995 (inception) to October 31, 1996.
 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

                                                        Financial highlights  69

JANUS SPECIAL SITUATIONS FUND
------------------------------------------------------------------------------------
                                                                   Periods ending
                                                                    October 31st
                                                                  1998      1997(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                        $14.08      $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                           --          --
  3. Net gains or (losses) on securities (both realized and
     unrealized)                                                   1.15        4.08
  4. Total from investment operations                              1.15        4.08
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                          --          --
  6. Dividends (in excess of net investment income)                  --          --
  7. Distributions (from capital gains)                          (0.66)          --
  8. Total distributions                                         (0.66)          --
  9. NET ASSET VALUE, END OF PERIOD                              $14.57      $14.08
 10. Total return*                                                8.49%      40.80%
 11. Net assets, end of period (in millions)                       $786        $334
 12. Average net assets for the period (in millions)               $716        $168
 13. Ratio of gross expenses to average net assets**              1.08%       1.20%
 14. Ratio of net expenses to average net assets**                1.05%       1.18%
 15. Ratio of net investment income/(loss) to average net
     assets**                                                   (0.49%)     (0.08%)
 16. Portfolio turnover rate**                                     117%        146%
------------------------------------------------------------------------------------


(1) Fiscal period from December 31, 1996 (inception) to October 31, 1997.

 * Total return is not annualized for periods of less than one full year.


** Annualized for periods of less than one full year.


 70 Janus Equity Funds

JANUS TWENTY FUND
------------------------------------------------------------------------------------------------
                                                        Periods ending October 31st
                                              1998       1997       1996       1995       1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD    $35.16     $31.90     $30.12     $24.24     $25.85
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                     0.12     (0.09)       0.37       0.01       0.16
  3. Net gains or (losses) on securities
     (both realized and unrealized)           12.26       8.85       6.68       5.94     (1.07)
  4. Total from investment operations         12.38       8.76       7.05       5.95     (0.91)
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment
     income)                                 (0.10)     (0.18)         --     (0.07)     (0.25)
  6. Dividends (in excess of net
     investment income)                          --         --         --         --         --
  7. Distributions (from capital gains)      (4.46)     (5.32)     (5.27)         --     (0.45)
  8. Total distributions                     (4.56)     (5.50)     (5.27)     (0.07)     (0.70)
  9. NET ASSET VALUE, END OF PERIOD          $42.98     $35.16     $31.90     $30.12     $24.24
 10. Total return                            40.58%     31.65%     27.59%     24.67%    (3.52%)
 11. Net assets, end of period (in
     millions)                              $11,255     $5,871     $3,937     $2,996     $2,743
 12. Average net assets for the period (in
     millions)                               $8,025     $4,990     $3,386     $2,716     $3,051
 13. Ratio of gross expenses to average
     net assets                               0.91%      0.93%      0.93%      1.00%        N/A
 14. Ratio of net expenses to average net
     assets                                   0.90%      0.91%      0.92%      0.99%      1.02%
 15. Ratio of net investment income/(loss)
     to average net assets                    0.39%      0.33%      0.67%      0.62%      0.57%
 16. Portfolio turnover rate                    54%       123%       137%       147%       102%
------------------------------------------------------------------------------------------------


                                                        Financial highlights  71

JANUS WORLDWIDE FUND
----------------------------------------------------------------------------------------
                                                    Periods ending October 31st
                                             1998      1997      1996     1995     1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD    $40.05    $34.60   $27.65   $27.00   $24.16
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                     1.26    (0.08)     0.49     0.81     0.15
  3. Net gains or (losses) on securities
     (both realized and unrealized)            3.01      7.73     7.79     1.39     3.34
  4. Total from investment operations          4.27      7.65     8.28     2.20     3.49
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment
     income)                                 (1.35)    (0.15)   (0.26)   (0.54)   (0.27)
  6. Dividends (in excess of net
     investment income)                          --        --       --       --       --
  7. Distributions (from capital gains)      (1.45)    (2.05)   (1.07)   (1.01)   (0.38)
  8. Total distributions                     (2.80)    (2.20)   (1.33)   (1.55)   (0.65)
  9. NET ASSET VALUE, END OF PERIOD          $41.52    $40.05   $34.60   $27.65   $27.00
 10. Total return                            11.40%    23.34%   31.00%    8.89%   14.76%
 11. Net assets, end of period (in
     millions)                              $13,932   $10,358   $4,467   $1,804   $1,587
 12. Average net assets for the period (in
     millions)                              $13,078    $7,784   $2,953   $1,622   $1,244
 13. Ratio of gross expenses to average
     net assets                               0.92%     0.97%    1.02%    1.24%      N/A
 14. Ratio of net expenses to average net
     assets                                   0.90%     0.95%    1.01%    1.23%    1.12%
 15. Ratio of net investment income/(loss)
     to average net assets                    0.47%     0.65%    0.73%    0.99%    0.42%
 16. Portfolio turnover rate                    86%       79%      80%     142%     158%
----------------------------------------------------------------------------------------


 72 Janus Equity Funds

JANUS BALANCED FUND
------------------------------------------------------------------------------
                                                    Periods ending October 31st
                                              1998     1997     1996     1995     1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD    $16.73   $15.20   $13.72   $12.17   $12.23
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                     0.33     0.36     0.33     0.61     0.27
  3. Net gains or (losses) on securities
     (both realized and unrealized)            2.00     2.88     2.22     1.52   (0.09)
  4. Total from investment operations          2.33     3.24     2.55     2.13     0.18
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)  (0.35)   (0.36)   (0.26)   (0.58)   (0.24)
  6. Dividends (in excess of net investment
     income)                                     --       --       --       --       --
  7. Distributions (from capital gains)      (1.49)   (1.35)   (0.81)       --       --
  8. Total distributions                     (1.84)   (1.71)   (1.07)   (0.58)   (0.24)
  9. NET ASSET VALUE, END OF PERIOD          $17.22   $16.73   $15.20   $13.72   $12.17
 10. Total return                            15.48%   23.38%   19.39%   18.26%    1.51%
 11. Net assets, end of period (in
     millions)                                 $830     $360     $207     $125      $94
 12. Average net assets for the period (in
     millions)                                 $537     $283     $159     $107      $86
 13. Ratio of gross expenses to average net
     assets                                   1.03%    1.12%    1.23%    1.35%      N/A
 14. Ratio of net expenses to average net
     assets                                   1.01%    1.10%    1.21%    1.32%    1.42%
 15. Ratio of net investment income/(loss)
     to average net assets                    2.34%    2.63%    2.35%    2.52%    2.28%
 16. Portfolio turnover rate                    73%     139%     151%     185%     167%
---------------------------------------------------------------------------------------


                                                        Financial highlights  73

JANUS EQUITY INCOME FUND
----------------------------------------------------------------------------------------
                                                            Periods ending October 31st
                                                            1998       1997      1996(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                  $13.98     $11.29     $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                   0.05       0.09       0.07
  3. Net gains or (losses) on securities (both realized
     and unrealized)                                         2.47       3.11       1.25
  4. Total from investment operations                        2.52       3.20       1.32
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                (0.03)     (0.12)     (0.03)
  6. Dividends (in excess of net investment income)            --         --         --
  7. Distributions (from capital gains)                    (0.88)     (0.39)         --
  8. Total distributions                                   (0.91)     (0.51)     (0.03)
  9. NET ASSET VALUE, END OF PERIOD                        $15.59     $13.98     $11.29
 10. Total return*                                         19.21%     29.46%     13.20%
 11. Net assets, end of period (in millions)                 $201        $74        $30
 12. Average net assets for the period (in millions)         $134        $46        $21
 13. Ratio of gross expenses to average net assets**        1.21%      1.48%      1.79%
 14. Ratio of net expenses to average net assets**          1.18%      1.45%      1.71%
 15. Ratio of net investment income/(loss) to average net
     assets**                                               0.41%      0.62%      3.09%
 16. Portfolio turnover rate**                               101%       180%       325%
----------------------------------------------------------------------------------------


(1) Fiscal period from June 28, 1996 (inception) to October 31, 1996.
 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

 74 Janus Equity Funds

JANUS GROWTH AND INCOME FUND
---------------------------------------------------------------------------------------
                                                    Periods ending October 31st
                                              1998     1997     1996     1995     1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD    $25.07   $20.05   $18.13   $14.69   $15.24
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                     0.08     0.01     0.16     0.11     0.19
  3. Net gains or (losses) on securities
     (both realized and unrealized)            3.72     6.98     4.01     3.43   (0.31)
  4. Total from investment operations          3.80     6.99     4.17     3.54   (0.12)
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)  (0.04)   (0.11)   (0.08)   (0.10)   (0.10)
  6. Dividends (in excess of net investment
     income)                                     --       --       --       --       --
  7. Distributions (from capital gains)      (2.38)   (1.86)   (2.17)       --   (0.33)
  8. Total distributions                     (2.42)   (1.97)   (2.25)   (0.10)   (0.43)
  9. NET ASSET VALUE, END OF PERIOD          $26.45   $25.07   $20.05   $18.13   $14.69
 10. Total return                            16.73%   37.78%   25.56%   24.20%   (0.76%)
 11. Net assets, end of period (in
     millions)                               $2,819   $1,889   $1,033     $583     $490
 12. Average net assets for the period (in
     millions)                               $2,479   $1,416     $773     $498     $500
 13. Ratio of gross expenses to average net
     assets                                   0.96%    0.98%    1.05%    1.19%      N/A
 14. Ratio of net expenses to average net
     assets                                   0.94%    0.96%    1.03%    1.17%    1.22%
 15. Ratio of net investment income/(loss)
     to average net assets                    0.33%    0.30%    0.70%    1.11%    1.26%
 16. Portfolio turnover rate                    95%     127%     153%     195%     123%
---------------------------------------------------------------------------------------


                                                        Financial highlights  75

Glossary of investment terms

               This glossary provides a more detailed description of some of the types of securities and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date, such securities have specific maturities and usually a specific rate of interest or on original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks

 76 Janus Equity Funds

               (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn

                                                Glossary of investment terms  77
               must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

 78 Janus Equity Funds

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

                                                Glossary of investment terms  79

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies.

 80 Janus Equity Funds

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                                                                              81

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 82

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                                                                              83

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 84

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

[JANUS LOGO]
          1-800-525-3713
          P.O. Box 173375
          Denver, Colorado 80217-3375
          janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting Janus at 1-800-525-3713 or visiting our Web site at janus.com. In the Funds' Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Other information is also available from financial intermediaries that sell shares of the Funds.

The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review the Funds' Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

              Investment Company Act File No. 811-1879

  3164

                                  [JANUS LOGO]


                         Janus Income Funds

                                       PROSPECTUS

                                       FEBRUARY 17, 1999
                                       Janus Flexible Income Fund
                                       Janus High-Yield Fund
                                       Janus Federal Tax-Exempt Fund
                                       Janus Short-Term Bond Fund
                                       Janus Money Market Fund
                                       Janus Government Money Market Fund
                                       Janus Tax-Exempt Money Market Fund

                         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Fixed-income funds...........................    2
                   Money market funds...........................    7
                   Fees and expenses............................   10
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Fixed income funds...........................   12
                   Money market funds...........................   22
                SHAREHOLDER'S MANUAL
                   Minimum investments..........................   33
                   Types of account ownership...................   33
                   How to open your Janus account...............   35
                   How to purchase shares.......................   36
                   How to exchange shares.......................   38
                   How to redeem shares.........................   40
                   Shareholder services and account policies....   46
                MANAGEMENT OF THE FUNDS
                   Investment adviser...........................   51
                   Investment personnel.........................   52
                OTHER INFORMATION............... ...............   55
                DISTRIBUTIONS AND TAXES
                   Distributions................................   56
                   Taxes........................................   59
                FINANCIAL HIGHLIGHTS.............. .............   61
                GLOSSARY
                   Glossary of investment terms.................   68
                RATING CATEGORIES
                   Explanation of rating categories.............   76


                                                            Table of contents  1

Risk return summary

FIXED-INCOME FUNDS

               The Fixed-Income Funds are designed for long-term investors who primarily seek current income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE FIXED-INCOME FUNDS?

--------------------------------------------------------------------------------

               - JANUS FLEXIBLE INCOME FUND seeks to obtain maximum total return, consistent with preservation of capital.

               - JANUS HIGH-YIELD FUND seeks to obtain high current income.
                 Capital appreciation is a secondary objective when consistent with its primary objective.

               - JANUS FEDERAL TAX-EXEMPT FUND seeks as high a level of
                 current income exempt from federal income tax as is consistent with preservation of capital.

               - JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital.

               The Funds' Trustees may change these objectives without a shareholder vote and the Funds will notify you of any changes that are material. If there is a material change to a Fund's objective or policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FIXED-INCOME FUNDS?


               In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look mostly for income-producing securities that meet their investment criteria one at a time. If a portfolio manager is unable to find such investments, a Fund's assets may be in cash or similar investments.


               JANUS FLEXIBLE INCOME FUND invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental

 2 Janus Income Funds
               policy, the Fund will invest at least 80% of its assets in income-producing securities. The Fund may own an unlimited amount of high-yield/high-risk securities, and these securities may be a big part of the portfolio.

               JANUS HIGH-YIELD FUND normally invests at least 65% of its assets in high-yield/high-risk fixed-income securities, and may at times invest all of its assets in these securities.

               JANUS FEDERAL TAX-EXEMPT FUND invests primarily in municipal obligations of any maturity whose interest is exempt from federal income tax. As a fundamental policy, the Fund will normally invest at least 80% of its assets in securities whose interest is exempt from federal income tax, including the federal alternative minimum tax.

               JANUS SHORT-TERM BOND FUND invests primarily in short- and intermediate-term fixed-income securities. The Fund will normally invest at least 65% of its assets in debt securities such as corporate bonds or notes, or U.S. Treasury bonds, and may invest up to 35% of its assets in high-yield/high-risk securities. Normally, the Fund expects to maintain an average weighted effective maturity of three years or less.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE FIXED-INCOME FUNDS?

               Although the Fixed-Income Funds may be less volatile than funds that invest most of their assets in common stocks, the Funds' returns and yields will vary, and you could lose money.


               The Funds invest in a variety of fixed-income securities. A fundamental risk is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Fund's net asset value (NAV) will likewise decrease. Another fundamental risk associated with fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.


               At times, JANUS FEDERAL TAX-EXEMPT FUND may invest more than 25% of its assets in tax-exempt securities related in such a way

                                                          Risk return summary  3
               that a negative economic, business or political development or change affecting the invested security could also negatively affect other securities in the same category.

               JANUS FLEXIBLE INCOME FUND AND JANUS HIGH-YIELD FUND may invest an unlimited amount of their assets in high-yield/high-risk securities, also known as "junk" bonds. JANUS FEDERAL TAX-EXEMPT FUND AND JANUS SHORT-TERM BOND FUND may invest up to 35% of their assets in high-yield/high-risk securities. Junk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These securities generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Fixed-Income Funds may vary significantly, depending upon their holdings of junk bonds.


               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


               The following information illustrates how each Fixed-Income Fund's performance has varied over time. The bar charts depict the change in performance from year-to-year during the period indicated. The tables compare each Fund's average annual returns for the periods indicated to a broad-based securities market index.

 4 Janus Income Funds

                JANUS FLEXIBLE INCOME FUND

A BAR CHART showing Annual Total Returns for Janus Flexible Income Fund from 1989 through 1998:


                Annual returns for periods ended 12/31

4.12% (4.62%) 25.98%  11.85%  15.70%  (2.92%)  21.15%  6.88%  11.43%  8.84%
1989   1990    1991    1992    1993    1994     1995   1996    1997   1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

                Best Quarter:  1st-1991 8.17%;  Worst Quarter:  1st-1990 (8.37%)



                          Average annual total return for periods ended 12/31/98
                       ---------------------------------------------------------


                                                                                Since Inception
                                                 1 year   5 years   10 years       (7/7/87)
                Janus Flexible Income Fund        8.84%    8.80%      9.46%          9.45%
                Lehman Brothers Gov't/Corp
                  Bond Index*                     9.47%    7.30%      9.33%          9.01%
                                             -----------------------------------------


                * Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

                JANUS HIGH-YIELD FUND

A BAR CHART showing Annual Total Returns for Janus High-Yield Fund from 1996 through 1998.


                Annual returns for periods ended 12/31

                          23.99%   15.47%   0.97%
                           1996     1997    1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

                Best Quarter:  1st-1996 7.34%;  Worst Quarter:  3rd-1998 (5.76%)


                          Average annual total return for periods ended 12/31/98
                       ---------------------------------------------------------


                                                                           Since Inception
                                                                  1 year     (12/29/95)
                Janus High-Yield Fund                              0.97%       13.07%
                Lehman Brothers High-Yield Bond Index+             1.60%        8.46%
                                                              ------------------------



                + Lehman Brothers High-Yield Bond Index is composed of
                  fixed-rate, publicly issued, noninvestment grade debt.


                                                          Risk return summary  5

                JANUS FEDERAL TAX-EXEMPT FUND

A BAR CHART showing Annual Total Returns for Janus Federal Tax-Exempt Fund from 1994 through 1998:

                Annual returns for periods ended 12/31

                                        (7.77%)   15.84%   4.71%   8.98%   5.31%
                                         1994      1995    1996    1997    1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar

                Best Quarter: 1st-1995 6.66%; Worst Quarter: 1st-1994 (6.76%)


                          Average annual total return for periods ended 12/31/98
                       ---------------------------------------------------------


                                                                            Since Inception
                                                         1 year   5 years      (5/3/93)
                Janus Federal Tax-Exempt Fund             5.31%    5.13%         5.88%
                Lehman Brothers Municipal Bond
                  Index*                                  5.84%    6.10%         6.66%
                                                    ----------------------------------


                * Lehman Brothers Municipal Bond Index is composed of
                  approximately 1,100 bonds; 60% of which are revenue bonds and 40% of which are state government obligations.

                JANUS SHORT-TERM BOND FUND

A BAR CHART showing Annual Total Returns for Janus Short-Term Bond Fund from 1993 through 1998:

                Annual returns for periods ended 12/31


                                   6.18%   0.35%   7.95%   6.19%   6.61%   6.77%
                                   1993    1994    1995    1996    1997    1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

                Best Quarter: 4th-1996 3.25%; Worst Quarter: 1st-1994 (0.63%)


                         Average annual total return for periods ending 12/31/98
                      ----------------------------------------------------------


                                                                             Since Inception
                                                          1 year   5 years      (9/1/92)
                Janus Short-Term Bond Fund                 6.77%    5.54%         5.41%
                Lehman Brothers Gov't/Corp 1-3 Year
                  Bond Index+                              6.96%    6.00%         5.80%
                                                      --------------------------------



                + Lehman Brothers Gov't/Corp 1-3 Year Bond Index is composed of all bonds of investment grade with a maturity between one and three years.


               Call the Janus XpressLine(TM) at 1-888-979-7737 to obtain the Funds' yields.

               The Fixed-Income Funds' past performance does not necessarily indicate how they will perform in the future.

 6 Janus Income Funds

MONEY MARKET FUNDS

               The Money Market Funds are designed for investors who seek current income.

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE MONEY MARKET FUNDS?

--------------------------------------------------------------------------------

               - JANUS MONEY MARKET FUND AND JANUS GOVERNMENT MONEY MARKET FUND
                 seek maximum current income to the extent consistent with stability of capital.

               - JANUS TAX-EXEMPT MONEY MARKET FUND seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.

               The Funds' Trustees may change these objectives without a shareholder vote and the Funds will notify you of any changes that are material. If there is a material change in a Fund's objective or policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that any Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE MONEY MARKET FUNDS?

               The Money Market Funds will invest only in high-quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital.

               JANUS MONEY MARKET FUND invests primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

               JANUS GOVERNMENT MONEY MARKET FUND invests exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations.

                                                          Risk return summary  7

               JANUS TAX-EXEMPT MONEY MARKET FUND invests primarily in municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. The Fund may invest up to 20% of its net assets in taxable securities and may invest without limit in cash and cash equivalents that may be federally taxable to the extent the portfolio manager cannot locate investment opportunities with desirable risk/reward characteristics.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE MONEY MARKET FUNDS?

               The Funds' yields will vary as the short-term securities in their portfolios mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of a Fund's yield may be eroded by inflation. Although the Money Market Funds invest only in high-quality, short-term money market instruments, there is a risk that the value of the securities they hold will fall as a result of changes in interest rates, an issuer's actual or perceived credit-worthiness or an issuer's ability to meet its obligations.

               Economic, business, or political development or change affecting tax-exempt securities may affect Janus Tax-Exempt Money Market Fund's holdings similarly. This could result in increased variability of performance. Income from the Fund's investments may be taxable by your state or local government.

               An investment in the Money Market Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Funds.

               The following information illustrates how Investor Shares of each Money Market Fund's performance has varied over time. The bar charts depict the change in performance from year to year.

 8 Janus Income Funds

                JANUS MONEY MARKET FUND - INVESTOR SHARES

A BAR CHART showing Annual Total Returns for Janus Money Market Fund - Investor Shares from 1996 through 1998:

                Annual returns for periods ended 12/31

                                                         5.06%    5.25%    5.20%
                                                         1996     1997     1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

                Best Quarter: 4th-1997 1.33%; Worst Quarter: 2nd-1996 1.22%


                JANUS GOVERNMENT MONEY MARKET FUND - INVESTOR SHARES

A BAR CHART showing Annual Total Returns for Janus Government Money Market Fund
- Investor Shares from 1996 through 1998.

                Annual returns for periods ended 12/31

                                                         4.97%    5.11%    5.06%
                                                         1996     1997     1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

                Best Quarter: 4th-1997 1.30%; Worst Quarter: 1st-1997 1.18%



                JANUS TAX-EXEMPT MONEY MARKET FUND - INVESTOR SHARES

A BAR CHART showing Annual Total Returns for Janus Tax-Exempt Money Market Fund
- Investor Shares from 1996 through 1998:

                Annual returns for periods ended 12/31

                                                         3.18%    3.22%    3.20%
                                                         1996     1997     1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

                Best Quarter: 2nd-1997 0.86%; Worst Quarter: 1st-1997 0.70%




               The 7-day yield on December 31, 1998 was 4.96% for Janus Money Market Fund - Investor Shares; 4.69% for Janus Government Money Market Fund - Investor Shares; and 3.45% for Janus Tax-Exempt Money Market Fund - Investor Shares, respectively. For the Funds' current yields, call the Janus XpressLine(TM) at 1-888-979-7737.


               The Money Market Funds' past performance does not necessarily indicate how they will perform in the future.

                                                          Risk return summary  9

FEES AND EXPENSES

               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Funds.


               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.


 10 Janus Income Funds

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. It is based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended October 31, 1998.


                                                         Janus                 Janus
                                                  Flexible Income Fund    High-Yield Fund
   Management Fee                                    0.58%                  0.73%
   Other Expenses                                    0.26%                  0.26%
   Total Annual Fund Operating Expenses              0.84%                  0.99%

--------------------------------------------------------------------------------


                                                    Janus Federal        Janus Short-Term
                                                   Tax-Exempt Fund          Bond Fund
   Management Fee                                        0.60 %                0.65 %
   Other Expenses                                        0.39 %                0.41 %
   Total Annual Fund Operating Expenses Without
     Waivers*                                            0.99 %                1.06 %
   Total Waivers                                        (0.32)%               (0.39)%
   Total Annual Fund Operating Expenses With
     Waivers*                                            0.67 %                0.67 %


--------------------------------------------------------------------------------

                                     Janus Money   Janus Government    Janus Tax-Exempt
           Investor Shares           Market Fund   Money Market Fund   Money Market Fund
   Management Fee                       0.20 %           0.20 %              0.20 %
   Other Expenses                       0.50 %           0.50 %              0.50 %
   Total Annual Fund Operating
     Expenses Without Waivers*          0.70 %           0.70 %              0.70 %
   Total Waivers                        (.10)%           (.10)%              (.10)%
   Total Annual Fund Operating
     Expenses With Waivers*             0.60 %           0.60 %              0.60 %

--------------------------------------------------------------------------------

  * All expenses are stated both with and without contractual waivers by Janus Capital. Waivers for the Fixed-Income Funds are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory agreements.

--------------------------------------------------------------------------------

  EXAMPLE:
  THE FOLLOWING EXAMPLE IS BASED ON FUND EXPENSES WITHOUT WAIVERS.
  This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 Year    3 Years    5 Years    10 Years
                                             ----------------------------------------
   Janus Flexible Income Fund                 $ 86      $268       $466       $1,037
   Janus High-Yield Fund                      $101      $315       $547       $1,213
   Janus Federal Tax-Exempt Fund              $101      $315       $547       $1,213
   Janus Short-Term Bond Fund                 $108      $337       $585       $1,294
   Janus Money Market Fund - Investor
     Shares                                   $ 72      $224       $390       $  871
   Janus Government Money Market Fund -
     Investor Shares                          $ 72      $224       $390       $  871
   Janus Tax-Exempt Money Market Fund -
     Investor Shares                          $ 72      $224       $390       $  871

                                                         Risk return summary  11

Investment objectives, principal
           investment strategies
           and risks

FIXED-INCOME FUNDS

               This section takes a closer look at the investment objectives of each of the Fixed-Income Funds, their principal investment strategies and certain risks of investing in the Fixed-Income Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus on pages 19-21 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES


               In addition to considering economic factors such as the effect of interest rates on a Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look mostly for income-producing securities that meet their investment criteria one at a time. If a portfolio manager is unable to find such investments, much of a Fund's assets may be in cash or similar investments.


               JANUS FLEXIBLE INCOME FUND
               Janus Flexible Income Fund seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Fund will invest at least 80% of its assets in income-producing securities. The Fund may own an unlimited amount of high-yield/high-risk securities, and these may be a big part of the portfolio. This Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

               JANUS HIGH-YIELD FUND
               Janus High-Yield Fund seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with

 12 Janus Income Funds
               its primary objective. It pursues its objectives by normally investing 65% of its assets in high-yield/high-risk fixed-income securities, and may at times invest all of its assets in these securities.

               JANUS FEDERAL TAX-EXEMPT FUND
               Janus Federal Tax-Exempt Fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital. It pursues its objective by investing primarily in municipal obligations of any maturity whose interest is exempt from federal income tax. As a fundamental policy, the Fund will normally invest at least 80% of its assets in securities whose interest is exempt from federal income tax, including the federal alternative minimum tax.

               JANUS SHORT-TERM BOND FUND

               Janus Short-Term Bond Fund seeks as high a level of current income as is consistent with preservation of capital. It pursues its objective by investing primarily in short- and intermediate-term fixed-income securities. The Fund will normally invest at least 65% of its assets in debt securities such as corporate bonds or notes, or U.S. Treasury bonds, and may invest up to 35% of its assets in high-yield/high-risk securities. Normally, the Fund expects to maintain an average weighted effective maturity of three years or less.


               "Effective" maturity differs from actual maturity, which may be longer. In calculating the "effective" maturity the portfolio manager will estimate the effect of expected principal payments and call provisions on securities held in the portfolio. This gives the portfolio manager some additional flexibility in the securities he purchases, but all else being equal, could result in more volatility than if the Fund calculated an actual maturity target.

            Investment objectives, principal investment strategies and risks  13

The following questions and answers are designed to help you better understand the Fixed-Income Funds' principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

               Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern. A bond fund's average-weighted effective maturity and its duration are measures of how the fund may react to interest rate changes.

2. HOW DO THE FIXED-INCOME FUNDS MANAGE INTEREST RATE RISK?

               Each Fixed-Income Fund may vary the average-weighted effective maturity of its portfolio to reflect its portfolio manager's analysis of interest rate trends and other factors. A Fund's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when its portfolio manager expects interest rates to fall. The Funds may also use futures, options and other derivatives to manage interest rate risks.

3. WHAT IS MEANT BY A FUND'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

               The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Dollar-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.

 14 Janus Income Funds

4. WHAT IS MEANT BY A FUND'S "DURATION"?

               A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond fund is calculated by averaging the duration of bonds held by a fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK SECURITY?

               A high-yield/high-risk security (also called a "junk" bond) is a debt security rated below investment grade by major rating agencies (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

GENERAL PORTFOLIO POLICIES

               Unless otherwise stated, each of the following policies applies to all of the Fixed-Income Funds. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION

               When a Fixed-Income Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, the Fixed-Income Funds do not always stay fully invested in bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable


            Investment objectives, principal investment strategies and risks  15 investment opportunities. However, a portfolio manager may also temporarily increase a Fund's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Fixed-Income Funds may vary significantly.


               When a Fixed-Income Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in bonds.


               OTHER TYPES OF INVESTMENTS

               The Fixed-Income Funds invest primarily in fixed-income securities, which may include corporate bonds and notes, government securities, preferred stock, high-yield/high-risk fixed-income securities and municipal obligations. The Funds may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:


               - common stocks

               - mortgage- and asset-backed securities (without limit for Janus
                 Flexible Income Fund and Janus High-Yield Fund; and up to 25% of Janus Federal Tax-Exempt Fund's and Janus Short-Term Bond Fund's assets)

               - zero coupon, pay-in-kind and step coupon securities (without limit for Janus Flexible Income Fund and Janus High-Yield Fund; and up to 10% for Janus Federal Tax-Exempt Fund and Janus Short-Term Bond Fund)

               - options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

               - securities purchased on a when-issued, delayed delivery or forward commitment basis

 16 Janus Income Funds

               ILLIQUID INVESTMENTS
               Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               The Funds may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

               SPECIAL SITUATIONS
               Each Fund may invest in special situations. A special situation arises when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

               PORTFOLIO TURNOVER
               The Funds generally intend to purchase securities for long-term investment although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities

            Investment objectives, principal investment strategies and risks  17 having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.

 18 Janus Income Funds

RISKS


               Because the Funds invest substantially all of their assets in fixed-income securities, they are subject to risks such as credit or default risks, and decreased value due to interest rate increases. A Fund's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.


The following questions and answers are designed to help you better understand some of the risks of investing in the Fixed-Income Funds.

1. HOW DO THE FIXED-INCOME FUNDS DIFFER FROM EACH OTHER IN TERMS OF PRIMARY INVESTMENT TYPE, CREDIT RISK AND INTEREST RATE RISK?

               The chart below shows that the Fixed-Income Funds differ substantially in terms of the type, credit quality and interest rate risk of the securities in which they invest. You should consider these factors before you determine whether a fund is a suitable investment.

                                                     Primary           Credit        Interest
                                                 Investment Type        Risk         Rate Risk
------------------------------------------------------------------------------------------------
 Janus Flexible Income Fund                   Corporate Bonds         High          High
 Janus High-Yield Fund                        Corporate Bonds         Highest       Moderate
 Janus Federal Tax-Exempt Fund                Municipal Securities    Low           High
 Janus Short-Term Bond Fund                   Corporate Bonds         Moderate      Low

2. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

               Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

            Investment objectives, principal investment strategies and risks  19

3. HOW IS CREDIT QUALITY MEASURED?

               Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to "Explanation of Rating Categories" on page 76 for a description of rating categories.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK SECURITIES?


               High-yield/high-risk securities (or "junk" bonds) are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality securities generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade debt securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.



               The junk bond market can experience sudden and sharp price swings. Because Janus Flexible Income Fund and Janus High-Yield Fund may invest a significant portion of their portfolios in high-yield/high-risk securities, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV. Please refer to "Explanation of Rating Categories" on page 76 for a description of rating categories.


5. HOW DO THE FUNDS TRY TO REDUCE RISK?

               The Funds may use futures, options and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The

 20 Janus Income Funds

               Funds believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.

6. I'VE HEARD A LOT ABOUT HOW THE CHANGE TO THE YEAR 2000 COULD AFFECT COMPUTER SYSTEMS. DOES THIS CREATE ANY SPECIAL RISKS?

               The portfolio managers carefully research each potential investment before making an investment decision and, among other things, consider Year 2000 readiness when selecting portfolio holdings. However, there is no guarantee that the information a portfolio manager receives regarding a company's Year 2000 readiness is completely accurate. If a company has not satisfactorily addressed Year 2000 issues, the Fund's performance could suffer.

7. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

               The Funds may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities, because the Funds' performance may depend on issues other than the performance of a particular company. These issues include:

               - currency risk

               - political and economic risk

               - regulatory risk

               - market risk

               - transaction costs


               These risks are described in the SAI.


            Investment objectives, principal investment strategies and risks  21

MONEY MARKET FUNDS

               This section takes a closer look at the investment objective of each of the Money Market Funds, their principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Money market funds are subject to certain specific SEC rule requirements. Among other things, the Funds are limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

               JANUS MONEY MARKET FUND
               Janus Money Market Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

               JANUS GOVERNMENT MONEY MARKET FUND
               Janus Government Money Market Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations.

               JANUS TAX-EXEMPT MONEY MARKET FUND
               Janus Tax-Exempt Money Market Fund seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. It pursues it objective by investing primarily in municipal securities whose interest is exempt from federal income taxes, including the federal alternative

 22 Janus Income Funds
               minimum tax. The Fund may invest up to 20% of its net assets in taxable securities and may invest without limit in cash and cash equivalents to the extent the portfolio manager cannot locate investment opportunities with desirable risk/reward characteristics.

               COMMON INVESTMENT POLICIES

               Each of the Money Market Funds will:

               - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus
                 Capital

               - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

               - maintain a dollar-weighted average portfolio maturity of 90 days or less

               TYPES OF INVESTMENTS

               JANUS MONEY MARKET FUND

               Janus Money Market Fund invests primarily in:

               - high quality debt obligations

               - obligations of financial institutions

               This Fund may also invest (to a lesser degree) in:

               - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)

               - municipal securities

               DEBT OBLIGATIONS

               The Fund may invest in debt obligations of domestic issuers. Debt obligations include:

               - commercial paper

               - notes and bonds

            Investment objectives, principal investment strategies and risks  23

               - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

               - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

               OBLIGATIONS OF FINANCIAL INSTITUTIONS
               Examples of obligations of financial institutions include:

               - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars


               - Eurodollar and Yankee bank obligations (Eurodollar bank
                 obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks)


               - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

               Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

 24 Janus Income Funds

               JANUS GOVERNMENT MONEY MARKET FUND

               Janus Government Money Market Fund invests exclusively in:

               - U.S. Government Securities

               - repurchase agreements secured by such obligations

               JANUS TAX-EXEMPT MONEY MARKET FUND

               Janus Tax-Exempt Money Market Fund invests primarily in municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. However, this Fund reserves the right to invest:

               - up to 20% of its net assets in securities whose interest is federally taxable

               - without limit in cash and cash equivalents, including
                 obligations that may be federally taxable (when its portfolio manager is unable to locate investment opportunities with desirable risk/reward characteristics)

               MUNICIPAL SECURITIES
               Municipal securities include:

               - municipal notes

               - short-term municipal bonds

               - participation interests in municipal securities

               At times, the Fund may invest more than 25% of its total assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one such security could similarly affect the other securities. Examples include securities whose issuers are located in the same state, or securities whose interest is derived from revenues of similar type projects. The Fund may also invest more than 25% of its assets in industrial development bonds or participation interests therein.

            Investment objectives, principal investment strategies and risks  25

               Yields on municipal securities are dependent on a variety of factors, including general market conditions, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities investments may lose money if the municipal securities issuer does not pay principal and interest when due. Bankruptcy, insolvency and other laws affecting the rights and remedies of creditors may affect the issuer's ability to pay.

               MUNICIPAL LEASES
               The Fund may invest in municipal leases or participation interests therein. The issuing municipality's credit will not necessarily back a lease obligation. Interest on lease obligations may become taxable if the lease is assigned. The Fund may incur losses if the issuer does not appropriate funds for the lease payment on an annual basis.

               TAXABLE INVESTMENTS
               As discussed above, although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income tax, the Fund may under certain circumstances invest in certain securities whose interest is subject to such taxation, as described under Janus Money Market Fund's investments.

               COMMON INVESTMENT TECHNIQUES

               The following is a description of other investment techniques that the Money Market Funds may use:

               PARTICIPATION INTERESTS
               A participation interest gives a Money Market Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.

               DEMAND FEATURES
               Demand features give the Money Market Funds the right to resell securities at specified periods prior to their maturity dates.

 26 Janus Income Funds

               Demand features may shorten the life of a variable or floating rate security, enhance the instrument's credit quality and provide a source of liquidity.

               Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Money Market Funds' investments may be dependent in part on the credit quality of the banks supporting the Money Market Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support. A substantial portion of the Janus Tax-Exempt Money Market Fund's portfolio in particular may consist of securities backed by banks and other financial institutions, and thus adverse changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

               VARIABLE AND FLOATING RATE SECURITIES
               The Money Market Funds may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

               MORTGAGE- AND ASSET-BACKED SECURITIES
               The Money Market Funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association, Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, or other governmental or government-related entity. Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.

            Investment objectives, principal investment strategies and risks  27

               Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

               REPURCHASE AGREEMENTS
               Each Money Market Fund may enter into a collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

               If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Money Market Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

 28 Janus Income Funds

                       This page intentionally left blank

Janus Income Funds

                   Shareholder's
                   Manual

                   This section will help you become
                   familiar with the different types
                   of accounts you can establish with
                   Janus. It also explains in detail
                   the wide array of services and
                   features you can establish on your
                   account, as well as account
                   policies and fees that may apply
                   to your account. Account policies
                   (including fees), services and
                   features may be modified or
                   discontinued without shareholder
                   approval or prior notice.

                                                    [JANUS LOGO]

HOW TO GET IN TOUCH WITH JANUS

               Janus offers two Investor Service Centers for those individuals who would like to conduct their investing in person. Our representatives will be happy to assist you at either of the following locations Monday-Friday 7:00 a.m. to 6:00 p.m. Mountain time and Saturday 9:00 a.m. to 1:00 p.m. Mountain time.

               100 Fillmore Street, Suite 100
               Denver, CO 80206

               3773 Cherry Creek North Drive, Suite 101

               Denver, CO 80209



 QUICK ADDRESS AND TELEPHONE REFERENCE

--------------------------------------------------------------------------------

  MAILING ADDRESS                               JANUS XPRESSLINE(TM)
  Janus                                         1-888-979-7737
  P.O. Box 173375                               For 24-hour access to account
  Denver, CO 80217-3375                         and fund information,
                                                exchanges, purchases and
  FOR OVERNIGHT CARRIER                         redemptions, automated daily
  Janus                                         quotes on fund share prices,
  Suite 101                                     yields and total returns.
  3773 Cherry Creek North Drive
  Denver, CO 80209-3811                         TDD
                                                1-800-525-0056
  INVESTOR SERVICE REPRESENTATIVES              A telecommunications device
  If you have any questions while reading       for our hearing- and
  this Prospectus, please call one of our       speech-impaired shareholders.
  Investor Service Representatives at
  1-800-525-3713 Monday-Friday: 8:00            JANUS LITERATURE LINE
  a.m.-8:00 p.m., and Saturday: 10:00           1-800-525-8983
  a.m.-4:00 p.m., New York time.                To request a prospectus,
                                                shareholder reports or
  JANUS INTERNET ADDRESS                        marketing materials 24 hours a
  janus.com                                     day.

 32 Janus Income Funds

MINIMUM INVESTMENTS*
---------------------------------------------

To open a new regular account        $2,500
To open a new retirement,
education or UGMA/UTMA account       $  500
To open a new regular account with
an Automatic Investment Program      $  500**
To add to any type of an account     $  100+

 * The Funds reserve the right to
   change the amount of these
   minimums from time to time or
   to waive them in whole or in
   part for certain types of
   accounts.
** An Automatic Investment Program
   requires a $100 minimum
   automatic investment per month
   until the account balance
   reaches $2,500.
 + The minimum subsequent
   investment for IRA UGMA/UTMA
   accounts is $50.

TYPES OF ACCOUNT OWNERSHIP

               If you are investing in the Funds for the first time, you will need to establish an account. You can establish the following types of accounts by completing a New Account Application. To request an application, call 1-800-525-3713 or visit our Web site at janus.com to download an application.

               INDIVIDUAL OR JOINT OWNERSHIP
               Individual accounts are owned by one person. Joint accounts have two or more owners.

               A GIFT OR TRANSFER TO MINOR (UGMA OR UTMA)
               An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's Social Security number on the application.

               TRUST
               An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

                                                        Shareholder's manual  33

               BUSINESS ACCOUNTS
               Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

TAX-DEFERRED ACCOUNTS

               If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described below and the Education IRA. Distributions from these plans are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.


               Investors Fiduciary Trust Company serves as custodian for the tax-deferred accounts offered by the Funds. You will be charged an annual account maintenance fee of $12 for each taxpayer identification number no matter how many tax-deferred accounts you have with Janus. You may pay the fee by check or have it automatically deducted from your account (usually in December). The custodian reserves the right to change the amount of this fee or to waive it in whole or in part for certain types of accounts.


               The following plans require a special application. For an application and more details about our Retirement Plans, call 1-800-525-3713.

               TRADITIONAL AND ROTH INDIVIDUAL RETIREMENT ACCOUNTS
               Both types of IRAs allow most individuals with earned income to contribute up to the lesser of $2,000 ($4,000 for most married couples) or 100% of compensation annually. Please refer to the Janus IRA booklet for more complete information regarding the different types of IRAs.

 34 Janus Income Funds

               EDUCATION IRA
               This plan allows individuals, subject to certain income limitations, to contribute up to $500 annually on behalf of any child under the age of 18. Please refer to the Janus IRA booklet for more complete information regarding the Education IRA.

               SIMPLIFIED EMPLOYEE PENSION PLAN
               This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP.

               PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
               These plans are open to corporations, partnerships and sole proprietors to benefit their employees and themselves.

               SECTION 403(B)(7) PLAN
               Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

HOW TO OPEN YOUR JANUS ACCOUNT

               Complete and sign the appropriate application. Please be sure to provide your Social Security or taxpayer identification number on the application and make your check payable to Janus. The Funds are available only to U.S. citizens or residents, and your application will be returned if you do not meet these criteria. Send all items to one of the addresses listed in the "Quick Address and Telephone Reference" on page 32.

                                                        Shareholder's manual  35

HOW TO PURCHASE SHARES

               PAYING FOR SHARES

               When you purchase shares, your request will be processed at the next NAV calculated after your order is received and accepted. Please note the following:

               - Cash, credit cards, third party checks and credit card checks will not be accepted.

               - All purchases must be made in U.S. dollars.

               - Checks must be drawn on U.S. banks and made payable to Janus.

               - If a check does not clear your bank, the Funds reserve the right to cancel the purchase.

               - If the Funds are unable to debit your predesignated bank account on the day of purchase, they may make additional attempts or cancel the purchase.

               - The Funds reserve the right to reject any specific purchase request.

               If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. The Funds (or their agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

               ONCE YOU HAVE OPENED YOUR JANUS ACCOUNT, THE MINIMUM AMOUNT FOR AN ADDITIONAL INVESTMENT IS $100 ($50 FOR IRAS OR UGMA/UTMA ACCOUNTS). You may add to your account at any time through any of the following options:

               BY MAIL

               Complete the remittance slip attached at the bottom of your confirmation statement. If you are making a purchase into a

 36 Janus Income Funds
               retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check made payable to Janus and remittance slip or written instructions to one of the addresses listed previously. You may also request a booklet of remittance slips for non-retirement accounts.

               BY TELEPHONE

               This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. To purchase shares by telephone, call an Investor Service Representative at 1-800-525-3713 during normal business hours or call the Janus XpressLine, 1-888-979-7737, for access to this option 24 hours a day. When you make an additional purchase by telephone, Janus will automatically debit your predesignated bank account for the desired amount. To establish the telephone purchase option on your new account, complete the "Telephone Purchase of Shares Option" section on the application and attach a "voided" check or deposit slip from your bank account. If your account is already established, call 1-800-525-3713 to request the appropriate form. This option will become effective ten business days after the form is received.

               BY WIRE

               Purchases may also be made by wiring money from your bank account to your Janus account. Call 1-800-525-3713 to receive wiring instructions.

               BY INTERNET

               You must pre-establish the "Telephone Purchase of Shares Option" to make a purchase on our Web site at janus.com. If you have questions, please call 1-800-975-9932 to speak to a Janus representative.

                                                        Shareholder's manual  37

               AUTOMATIC INVESTMENT PROGRAMS

               Janus offers several automatic investment programs to help you achieve your financial goals as simply and conveniently as possible. You may open a new account with a $500 initial purchase and $100 automatic subsequent investments.

               AUTOMATIC MONTHLY INVESTMENT PROGRAM
               You select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. To establish this option, complete the "Automatic Monthly Investment Program" section on the application and attach a "voided" check from your bank account. If your Fund account is already established, call 1-800-525-3713 to request the appropriate form.

               PAYROLL DEDUCTION
               If your employer can initiate an automatic payroll deduction, you may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account. To obtain information on establishing this option, call 1-800-525-3713.

               SYSTEMATIC EXCHANGE
               With a Systematic Exchange you determine the amount of money ($100 minimum) you would like automatically exchanged from one Janus account to another on any day of the month. For more information on how to establish this option, call 1-800-525-3713.

HOW TO EXCHANGE SHARES


               On any business day, you may exchange all or a portion of your shares into any other available Janus fund.


 38 Janus Income Funds

               IN WRITING

               To request an exchange in writing, please follow the instructions for written requests on page 42.

               BY TELEPHONE

               All accounts are automatically eligible for the telephone exchange option. To exchange shares by telephone, call an Investor Service Representative at 1-800-525-3713 during normal business hours or call the Janus XpressLine, 1-888-979-7737, for access to this option 24 hours a day.

               BY SYSTEMATIC EXCHANGE

               As noted above, you may establish a Systematic Exchange for as little as $100 per month on established accounts. You may establish a new account with a $500 initial purchase and subsequent $100 systematic exchanges. If the balance in the account you are exchanging from falls below the systematic exchange amount, all remaining shares will be exchanged and the program will be discontinued.

               BY INTERNET

               Exchanges may also be made on our Web site at janus.com.

               EXCHANGE POLICIES

               - Except for Systematic Exchanges, new accounts established by exchange must be opened with $2,500 or the total account value if the value of the account you are exchanging from is less than $2,500.

               - Exchanges between existing accounts must meet the $100
                 subsequent investment requirement.

               - You may make four exchanges out of each non-Money Market Fund during a calendar year (exclusive of Systematic Exchanges). Exchanges in excess of this limit may be subject to an exchange fee or may result in termination of the exchange

                                                        Shareholder's manual  39
                 privilege. There is currently no limit on exchanges out of the Money Market Funds.

               - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time. For example, the Funds may reject exchanges from accounts engaged in or known to engage in trading in excess of the limit above (including market timing transactions).

               - Exchanges between accounts will be accepted only if the
                 registrations are identical.

               - If the shares you are exchanging are held in certificate form, you must return the certificate to your Fund prior to making any exchanges.

               - Be sure that you read the prospectus for the fund into which you are exchanging.

               - An exchange represents the sale of shares from one fund and the purchase of shares of another fund, which may produce a taxable gain or loss in a non-tax deferred account. Because the Money Market Funds seek to maintain a stable net asset value per share, it is not anticipated that a sale of Shares of the Money Market Funds will produce a taxable gain or loss.

HOW TO REDEEM SHARES


               On any business day, you may redeem all or a portion of your shares. If the shares are held in certificate form, the certificate must be returned with or before your redemption request. Your transaction will be processed at the next NAV calculated after your order is received and accepted. The redemption may be suspended for 10 days following an address change unless a signature guarantee is provided.


               IN WRITING

               To request a redemption in writing, please follow the instructions for written requests on page 42.

 40 Janus Income Funds

               BY TELEPHONE

               Most accounts have the telephone redemption option, unless this option was specifically declined on the application or in writing. This option enables you to request redemptions daily from your account by calling 1-800-525-3713 by the close of the regular trading session of the NYSE, normally 4:00 p.m. New York time (or until 5:00 p.m. for Janus Government Money Market Fund). You may also use Janus XpressLine, 1-888-979-7737, for access to this option 24 hours a day. (There is a daily limit of $100,000 per account for redemptions payable by check.)

               BY INTERNET

               Redemptions may also be made on our Web site at janus.com.

               SYSTEMATIC REDEMPTION OPTION

               The Systematic Redemption Option allows you to redeem a specific dollar amount from your account on a regular basis. For more information or to request the appropriate form, please call 1-800-525-3713.

PAYMENT OF REDEMPTION PROCEEDS

               BY CHECK
               Redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request.

               BY ELECTRONIC TRANSFER
               If you have established the electronic redemption option, your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request (ACH transfer). Wire transfers will be charged an $8 fee per wire and your bank may charge an additional fee to receive the wire. ACH

                                                        Shareholder's manual  41
               transfers are made free of charge. Wire redemptions are not available for retirement accounts.

               If you would like to establish the electronic redemption option on an existing account, please call 1-800-525-3713 to request the appropriate form.

               IF THE SHARES BEING REDEEMED WERE PURCHASED BY CHECK, TELEPHONE ON OUR WEB SITE, OR THROUGH THE AUTOMATIC MONTHLY INVESTMENT PROGRAM, THE FIXED-INCOME FUNDS MAY DELAY THE PAYMENT OF YOUR REDEMPTION PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in Janus Money Market Fund - Investor Shares during the 15 day hold period.

WRITTEN INSTRUCTIONS

               To redeem or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed on page 32 and must include the following information:

               - the name of the Fund(s)

               - the account number(s)

               - the amount of money or number of shares being redeemed or exchanged

               - the name(s) on the account

               - the signature(s) of all registered account owners

               - your daytime telephone number

               SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

               INDIVIDUAL, JOINT TENANTS, TENANTS IN COMMON
               Written instructions must be signed by each shareholder, exactly as the names appear in the account registration.

 42 Janus Income Funds

               UGMA OR UTMA
               Written instructions must be signed by the custodian in his/her capacity as it appears in the account registration.

               SOLE PROPRIETOR, GENERAL PARTNER
               Written instructions must be signed by an authorized individual in his/her capacity as it appears in the account registration.

               CORPORATION, ASSOCIATION
               Written instructions must be signed by the person(s) authorized to act on the account. In addition, a certified copy of the corporate resolution authorizing the signer to act must accompany the request.

               TRUST
               Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear in the account registration, a certificate of incumbency dated within 60 days must also be submitted.

               IRA
               Written instructions must be signed by the account owner. If you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 59 1/2) or premature (before age 59 1/2) and, if premature, whether any exceptions such as death or disability apply with regard to the 10% additional tax on early distributions.

SIGNATURE GUARANTEE

               In addition to the signature requirements, A SIGNATURE GUARANTEE IS ALSO REQUIRED if any of the following is applicable:

               - You request a redemption by check that exceeds $100,000.

               - You would like the check made payable to anyone other than the shareholder(s) of record.

                                                        Shareholder's manual  43

               - You would like the check mailed to an address which has been changed within 10 days of the redemption request.

               - You would like the check mailed to an address other than the address of record.

               THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS. FOR MORE INFORMATION PERTAINING TO SIGNATURE GUARANTEES, PLEASE CALL 1-800-525-3713.

               HOW TO OBTAIN A SIGNATURE GUARANTEE

               A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

               If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES


               All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received and accepted by a Fund (or a Fund's agent or authorized designee). A Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day") (and, in the case of the Money Market Funds, the Federal Reserve Banks are also open ("bank business day")) except that Janus Government Money Market Fund's NAV is normally calculated at 5:00 p.m. (New York time) on such days. The NAV of Fixed-Income Fund shares is not determined on days the NYSE is closed (generally, New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday,


 44 Janus Income Funds

               Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas) and, in the case of the Money Market Funds, when the Federal Reserve Banks are closed (generally, the same days the NYSE is closed and also Columbus Day and Veterans' Day). In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. In order to receive same day dividends for the Money Market Funds, your purchase request must be received by 3:00 p.m. New York time for the Janus Money Market Fund, 5:00 p.m. New York time for the Janus Government Money Market Fund and 12:00 p.m. New York time for the Janus Tax-Exempt Money Market Fund (the daily yield for the Money Market Funds is calculated after these times). The Money Market Funds reserve the right to require purchase, redemption and exchange requests and payments prior to this time on days when the bond market or the NYSE close early.


               The Fixed-Income Funds' portfolio securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

               The Money Market Funds' portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

               See your Fund's SAI for more detailed information.

                                                        Shareholder's manual  45

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

               JANUS XPRESSLINE(TM)

               Janus XpressLine, our electronic telephone service, offers you 24-hour access by TouchTone(TM) telephone to obtain information on account balances, Fund performance or dividends. You can also make exchanges, purchases and redemptions in existing accounts, request literature about any Janus fund, or order duplicate statements. Janus XpressLine is accessed by calling 1-888-979-7737. Calls are limited to five minutes.

               JANUS WEB SITE

               Janus maintains a Web site located at JANUS.COM. You can purchase, exchange and redeem shares and access information such as your account balance and the Funds' NAVs through the Web site. In order to engage in transactions on our Web site, you must authorize us to transmit account information online and accept online instructions (see janus.com and follow the procedures accordingly). You may also need to have bank account information, wire instructions or other options established on your account. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions on our Web site when procedures designed for engaging in such transactions are followed. If you have questions, please call 1-800-975-9932 to speak to a Janus representative.

               CHECK WRITING PRIVILEGE

               Check writing privileges are available for all three Money Market Funds. Checkbooks will be issued to shareholders who have completed a Signature Draft Card, which is sent in the new account welcome package or by calling 1-800-525-3713. (There is no check writing privilege for retirement accounts.) Your checkbook will be mailed approximately 10 days after the check writing privilege is requested. Checks may be written for $250 or more per check. Purchases made by check or the Automatic Monthly Investment Program may not be redeemed by a redemption check

 46 Janus Income Funds
               until the 15-day hold period has passed. All checks written on the account must be signed by all account holders unless otherwise specified on the original application or the subsequent Signature Draft Card. The Funds reserve the right to terminate or modify the check writing privilege at any time.

               ACCOUNT MINIMUMS

               Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from accounts with values below the minimums described on page 33 or to close such accounts. This policy will apply to accounts participating in the Automatic Monthly Investment Program only if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. It is expected that, for purposes of this policy, accounts will be valued in September, and the $10 fee will be assessed on the second Friday of September of each year. You will receive notice before we charge the $10 fee or close your account so that you may increase your account balance to the required minimum.

               TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

               You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any

                                                        Shareholder's manual  47

               Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates and certain Processing Organizations may receive compensation from the Funds for shareholder recordkeeping and similar services.

               TAXPAYER IDENTIFICATION NUMBER

               On the application or other appropriate form, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to the 31% backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold 31% of any dividends paid and redemption or exchange proceeds. In addition to the 31% backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

               SHARE CERTIFICATES
               (FIXED-INCOME FUNDS ONLY)


               Most shareholders choose not to hold their shares in certificate form because account transactions such as exchanges and redemptions cannot be completed until the certificate has been returned to the Funds. The Fixed-Income Funds will issue share certificates upon written request only and reserve the right to charge a fee for this service. Share certificates will not be issued until the shares have been held for at least 15 days and will not be issued for accounts that do not meet the minimum investment requirements. Share certificates cannot be issued for retirement accounts. In addition, if the certificate is lost, there may be a replacement charge.


               Share certificates are not available for the Money Market Funds in order to maintain the general liquidity that is representative of a money market fund and to help facilitate transactions in shareholder accounts.

 48 Janus Income Funds

               INVOLUNTARY REDEMPTIONS

               The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds.

               TELEPHONE TRANSACTIONS

               You may initiate many transactions by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

               It may be difficult to reach an Investor Service Representative by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, please consider sending written instructions, stopping by a Service Center, calling the Janus XpressLine or visiting our Web site.

               TEMPORARY SUSPENSION OF SERVICES

               The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services.

               ADDRESS CHANGES

               To change the address on your account, call 1-800-525-3713 or send a written request signed by all account owners. Include the name of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

               REGISTRATION CHANGES

               To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information, call 1-800-525-3713.

                                                        Shareholder's manual  49

               STATEMENTS AND REPORTS

               Investors participating in an automatic investment program will receive quarterly confirmations of all transactions. Dividend information will be confirmed quarterly. In addition, the Funds will send you an immediate transaction confirmation statement after every non-systematic transaction.


               The Funds produce financial reports, which include a list of each of the Fund's portfolio holdings, semiannually and update their prospectus annually. To reduce expenses, the Funds may choose to mail only one report or prospectus to your household, even if more than one person in the household has a Fund account. Please call 1-800-525-3713 if you would like to receive additional reports or prospectuses. The Funds reserve the right to charge a fee for additional statement and report requests.


 50 Janus Income Funds

                                                         Management of the funds

INVESTMENT ADVISER

               Janus Capital Corporation, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds and is responsible for the day-to-day management of their investment portfolios and other business affairs of the Funds.

               Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

               Janus Capital furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Fixed-Income Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are affiliated with Janus Capital. The Funds pay all of their expenses not assumed by Janus Capital, including auditing fees and independent Trustees' fees and expenses. (Janus Capital provides these services to the Money Market Funds pursuant to an Administration Agreement as described in the SAI.)

FIXED-INCOME FUNDS

               The Funds pay Janus Capital a management fee which is calculated daily and paid monthly. The advisory agreement with the Funds spells out the management fee and other expenses that the Funds must pay.

               Each Fixed-Income Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. The Annual Fund Operating Expenses table on page 11 lists the actual management fees and total operating expenses with and without waivers of each Fund for the most recent fiscal year.

                                                     Management of the funds  51

MONEY MARKET FUNDS


               Each of the Money Market Funds has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate of 0.20% of the value of the average daily net assets of each Money Market Fund. However, Janus Capital has agreed to waive a portion of its fee and accordingly, the advisory fee of each Money Market Fund will be calculated at the annual rate of 0.10% of the value of each Money Market Fund's average daily net assets. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory agreements. You will be notified of any change in this limit.


INVESTMENT PERSONNEL


PORTFOLIO MANAGERS


SHARON S. PICHLER
--------------------------------------------------------------------------------

                   is Executive Vice President of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund. She is portfolio manager of Janus Money Market Fund and Janus Tax-Exempt Money Market Fund, which she has managed since inception. She previously served as portfolio manager of Janus Government Money Market Fund from inception to February 1999. She holds a Bachelor of Arts in Economics from Michigan State University and a Master of Business Administration from the University of Texas at San Antonio. Ms. Pichler received the Chartered Financial Analyst designation.


 52 Janus Income Funds

SANDY R. RUFENACHT
--------------------------------------------------------------------------------
                   is Executive Vice President and portfolio manager of Janus Short-Term Bond Fund and Janus High-Yield Fund. He has managed Janus Short-Term Bond Fund since January 1996 and has served as manager or co-manager of Janus High-Yield
                   Fund since June 1996. He previously served as Executive
                   Vice President and co-manager of Janus Flexible Income
                   Fund from June 1996 to February 1998. He holds a Bachelor of Arts in Business from the University of Northern
                   Colorado.

RONALD V. SPEAKER
--------------------------------------------------------------------------------
                   is Executive Vice President and portfolio manager of Janus Flexible Income Fund, which he has managed or co-managed since December 1991. He previously served as co-manager of Janus High-Yield Fund from its inception to February 1998 and manager of Janus Short-Term Bond Fund and Janus
                   Federal Tax-Exempt Fund from their inceptions through December 1995. He holds a Bachelor of Arts in Finance from the University of Colorado and received the Chartered Financial Analyst designation.

                   In January 1997, Mr. Speaker settled an SEC administrative action involving two personal trades made by him in January of 1993. Without admitting or denying the allegations, Mr. Speaker agreed to civil money penalty, disgorgement, and interest payments totaling $37,199 and to a 90-day suspension which ended on April 25, 1997.

                                                     Management of the funds  53

J. ERIC THORDERSON

--------------------------------------------------------------------------------

                   is portfolio manager of Janus Government Money Market Fund which he has managed since February 1999. Prior to assuming management of the Fund, he served as assistant portfolio manager of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund. He joined Janus Capital in May 1996 as a senior fixed income analyst. Prior to joining Janus Capital, he was a portfolio manager for USAA Investment Management Company from 1991 to 1996. He holds a Bachelor of Arts in Business Administration from Wayne State University and a Master's Degree in Business Administration from the University of Illinois. Mr. Thorderson received the Chartered Financial Analyst designation.


DARRELL W. WATTERS
--------------------------------------------------------------------------------
                   is Executive Vice President and portfolio manager of Janus Federal Tax-Exempt Fund, which he has managed since
                   January 1996. He holds a Bachelor of Arts in Economics from Colorado State University.


ASSISTANT PORTFOLIO MANAGER



JEANINE M. MORRONI

--------------------------------------------------------------------------------

                   is assistant portfolio manager of Janus Government Money Market Fund. Ms. Morroni joined Janus Capital in January 1994 as a Fund Accountant and began trading short-term securities in July 1994. She has been a credit analyst for the Money Market Funds since 1996. Prior to joining Janus Capital, she worked as a Fund Accountant at Oppenheimer Management Corporation. She holds a Bachelor of Science in Accounting from Colorado State University. She is a candidate for the Chartered Financial Analyst designation.


 54 Janus Income Funds

                                                               Other information

               CLASSES OF SHARES

               Each of the Money Market Funds currently offers three classes of shares. This Prospectus only describes the Investor Shares of the Money Market Funds which are available to the general public. Institutional Shares of the Money Market Funds are available only to institutional clients, including corporations, foundations and trusts, and individuals meeting certain initial investment requirements. A third class of shares, Service Shares of the Money Market Funds are available only to banks and other financial institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs. If you would like additional information, please call 1-800-525-3713.

               SIZE OF FUNDS


               Although there is no present intention to do so, the Funds may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued, it is expected that existing shareholders of that Fund would be permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.


               YEAR 2000

               Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has devoted considerable internal resources and has engaged one of the foremost experts in the field to help achieve Year 2000 readiness. Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Funds with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Funds invest or worldwide markets and economies.

                                                           Other information  55

Distributions and taxes

DISTRIBUTIONS


               To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments annually. A Fund's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.


FIXED-INCOME FUNDS

               Income dividends for the Fixed-Income Funds are declared daily, Saturdays, Sundays and holidays included, and are generally paid as of the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are paid at the end of the preceding month. You will begin accruing income dividends the day after a purchase is effective. If shares are redeemed, you will receive all dividends accrued through the day of the redemption. Capital gains, if any, are declared and paid in December.

               HOW DISTRIBUTIONS AFFECT A FUND'S NAV

               Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed income and realized gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, Janus Flexible Income Fund declared a dividend in the amount of $0.25 per share. If Janus Flexible Income Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations. Capital gains distributions, if any, from Janus Federal Tax-Exempt Fund will also be taxable.

 56 Janus Income Funds

               "BUYING A DIVIDEND"

               If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

MONEY MARKET FUNDS

               For the Money Market Funds, dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month.

               Shares of the Money Market Funds purchased by wire on a day on which the Funds calculate their net asset value and the Federal Reserve Banks are open ("bank business day") will receive that day's dividend if the purchase is effected prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares begin to accrue dividends on the following bank business day. Purchase orders accompanied by a check or other negotiable bank draft will be accepted and effected as of 4:00 p.m. (New York time) (5:00 p.m. for Janus Government Money Market Fund), on the business day of receipt and such Shares will begin to accrue dividends on the first bank business day following receipt of the order.

                                                     Distributions and taxes  57

               Redemption orders effected on any particular day will generally receive dividends declared through the day of redemption. However, redemptions made by wire which are received prior to 3:00 p.m. (New York time) for the Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated account on that day, and that day's dividend will not be received. Requests for redemptions made by wire which are received after these times will be processed on that day and receive that day's dividend, but will not be wired until the following bank business day.


               The Funds reserve the right to require purchase and redemption requests and payments prior to these times on days when the bond market or NYSE close early.

DISTRIBUTION OPTIONS

               When you open an account, you must specify on your application how you want to receive your distributions. You may change your distribution option at any time by writing the Funds at one of the addresses on page 32 or calling 1-800-525-3713. The Funds offer the following options:

               1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares. This option is assigned automatically if no other choice is made.

               2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

               3. REINVEST AND CASH OPTION (THE FIXED-INCOME FUNDS ONLY). You
                  may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

               4. REDIRECT OPTION. You may direct your dividends or capital gains distributions (dividends in the case of the Money Market Funds) to purchase shares of another Janus fund.

 58 Janus Income Funds

               The Funds reserve the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the applicable Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

TAXES

               As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a Fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You may wish to consult your own tax adviser. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS
               Janus Federal Tax-Exempt Fund and Janus Tax-Exempt Money Market Fund anticipate that substantially all their income dividends will be exempt from federal income tax, although either Fund may occasionally earn income on taxable investments and dividends attributable to that income would be taxable. These Funds may be subject to state and local income tax. In addition, interest from certain private activity bonds is a preference item for purposes of the alternative minimum tax, and to the extent a Fund earns such income, shareholders subject to the alternative minimum tax must include that income as a preference item. Distributions from capital gains, if any, are subject to federal tax. The Funds will advise shareholders of the percentage of dividends, if any, subject to any federal tax.

               Dividends and distributions for all of the other Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund.

                                                     Distributions and taxes  59

               Distributions may be taxable at different rates depending on the length of time a Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

               TAXATION OF THE FUNDS
               Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

               The Funds do not expect to pay federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

 60 Janus Income Funds

                                                            Financial highlights


               The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years through October 31st of each fiscal year shown (or for Funds with a performance history shorter than 5 years, through October 31st of each fiscal period shown). Items 1 through 8 reflect financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Annual Report, which is available upon request and incorporated by reference into the SAI.



                              JANUS FLEXIBLE INCOME FUND
--------------------------------------------------------------------------------------
                                                   Periods ending October 31st
                                            1998     1997     1996     1995     1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD  $10.00   $ 9.65   $ 9.55   $ 8.96    $10.03
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                   0.67     0.69     0.73     0.72      0.74
  3. Net gains or (losses) on securities
     (both realized and unrealized)          0.12     0.37     0.10     0.59     (0.86)
  4. Total from investment operations        0.79     1.06     0.83     1.31     (0.12)
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment
     income)                                (0.67)   (0.69)   (0.73)   (0.72)    (0.72)
  6. Distributions (from capital gains)     (0.21)   (0.02)      --       --     (0.23)
  7. Total distributions                    (0.88)   (0.71)   (0.73)   (0.72)    (0.95)
  8. NET ASSET VALUE, END OF PERIOD        $ 9.91   $10.00   $ 9.65   $ 9.55    $ 8.96
  9. Total return                            8.14%   11.48%    9.01%   15.35%    (1.26%)
 10. Net assets, end of period (in
     millions)                             $1,104   $  727   $  604   $  580    $  377
 11. Average net assets for the period
     (in millions)                         $  893   $  656   $  604   $  450    $  429
 12. Ratio of gross expenses to average
     net assets                              0.84%    0.87%    0.88%    0.96%      N/A
 13. Ratio of net expenses to average net
     assets                                  0.82%    0.86%    0.87%    0.96%     0.93%
 14. Ratio of net investment income to
     average net assets                      6.68%    7.10%    7.60%    7.91%     7.75%
 15. Portfolio turnover rate                  148%     207%     214%     250%      137%
--------------------------------------------------------------------------------------


                                                        Financial highlights  61

                                JANUS HIGH-YIELD FUND
-------------------------------------------------------------------------------------
                                                         Periods ending October 31st
                                                         1998       1997      1996(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD               $11.83     $11.12     $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                0.90       0.97       0.80
  3. Net gains or (losses) on securities (both
     realized and unrealized)                            (1.02)      0.82       1.12
  4. Total from investment operations                    (0.12)      1.79       1.92
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)              (0.90)     (0.97)     (0.80)
  6. Distributions (from capital gains)                  (0.56)     (0.11)         --
  7. Total distributions                                 (1.46)     (1.08)     (0.80)
  8. NET ASSET VALUE, END OF PERIOD                     $10.25     $11.83     $11.12
  9. Total return*                                       (1.45%)    16.94%     19.71%
 10. Net assets, end of period (in millions)            $  268     $  301     $  211
 11. Average net assets for the period (in millions)    $  381     $  266     $   88
 12. Ratio of gross expenses to average net assets**      0.99%      1.03%(2)   1.01%(2)
 13. Ratio of net expenses to average net assets**        0.96%      1.00%      1.00%
 14. Ratio of net investment income to average net
     assets**                                             7.85%      8.45%      9.00%
 15. Portfolio turnover rate**                             336%       404%       324%
-------------------------------------------------------------------------------------


(1) Fiscal period from December 29, 1995 (inception) to October 31, 1996.
(2) The ratio was 1.04% in 1997 and 1.18% in 1996 before waiver of certain Fund expenses.
  * Total return is not annualized for periods of less than one full year.
 ** Annualized for periods of less than one full year.

 62 Janus Income Funds

                            JANUS FEDERAL TAX-EXEMPT FUND
---------------------------------------------------------------------------------------------------
                                                         Periods ending October 31st
                                               1998       1997       1996        1995      1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD     $ 7.09     $ 6.92     $ 6.88     $ 6.45     $ 7.30
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                      0.34       0.35       0.36       0.36       0.36
  3. Net gains or (losses) on securities
     (both realized and unrealized)             0.18       0.17       0.04       0.43      (0.83)
  4. Total from investment operations           0.52       0.52       0.40       0.79      (0.47)
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)    (0.34)     (0.35)     (0.36)     (0.36)     (0.36)
  6. Distributions (from capital gains)           --         --         --         --      (0.02)
  7. Total distributions                       (0.34)     (0.35)     (0.36)     (0.36)     (0.38)
  8. NET ASSET VALUE, END OF PERIOD           $ 7.27     $ 7.09     $ 6.92     $ 6.88     $ 6.45
  9. Total return                               7.65%      7.72%      5.94%     12.60%     (6.62%)
 10. Net assets, end of period (in
     millions)                                $   92     $   62     $   45     $   33     $   26
 11. Average net assets for the period (in
     millions)                                $   74     $   54     $   36     $   29     $   28
 12. Ratio of gross expenses to average net
     assets                                     0.67%(2)   0.66%(2)   0.68%(2)   0.70%(2)    N/A
 13. Ratio of net expenses to average net
     assets                                     0.65%      0.65%      0.65%      0.65%      0.65%(2)
 14. Ratio of net investment income to
     average net assets                         4.76%      5.00%      5.18%      5.43%      5.20%
 15. Portfolio turnover rate                     227%       304%       225%       164%       160%
---------------------------------------------------------------------------------------------------



(2) The ratio was 0.99% in 1998; 1.11% in 1997; 1.14% in 1996; 1.31% in 1995;
    and 1.41% in 1994 before waiver of certain Fund expenses.


                                                        Financial highlights  63

                              JANUS SHORT-TERM BOND FUND
---------------------------------------------------------------------------------------------------
                                                     Periods ending October 31st
                                               1998     1997     1996    1995     1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD     $ 2.90     $ 2.86     $ 2.84     $ 2.87     $ 3.02
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                      0.17       0.17       0.16       0.18       0.18
  3. Net gains or (losses) on securities
     (both realized and unrealized)             0.01       0.04       0.02      (0.03)     (0.15)
  4. Total from investment operations           0.18       0.21       0.18       0.15       0.03
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)    (0.17)     (0.17)     (0.16)     (0.18)     (0.17)
  6. Distributions (from capital gains)           --         --         --         --      (0.01)
  7. Total distributions                       (0.17)     (0.17)     (0.16)     (0.18)     (0.18)
  8. NET ASSET VALUE, END OF PERIOD           $ 2.91     $ 2.90     $ 2.86     $ 2.84     $ 2.87
  9. Total return                               6.49%      7.70%      6.49%      5.55%      1.26%
 10. Net assets, end of period (in millions)  $  141     $   58     $   41     $   48     $   54
 11. Average net assets for the period (in
     millions)                                $   90     $   48     $   42     $   47     $   60
 12. Ratio of gross expenses to average net
     assets                                     0.67%(2)   0.67%(2)   0.67%(2)   0.66%(2)    N/A
 13. Ratio of net expenses to average net
     assets                                     0.65%      0.65%      0.65%      0.65%      0.65%(2)
 14. Ratio of net investment income to
     average net assets                         5.91%      6.03%      5.57%      6.67%      6.08%
 15. Portfolio turnover rate                     101%       133%       486%       337%       346%
---------------------------------------------------------------------------------------------------



(2) The ratio was 1.06% in 1998; 1.20% in 1997; 1.23% in 1996; 1.23% in 1995;
    and 1.15% in 1994 before waiver of certain Fund expenses.


 64 Janus Income Funds

                      JANUS MONEY MARKET FUND - INVESTOR SHARES
---------------------------------------------------------------------------------------------------
                                                            Periods ending October 31st
                                                        1998       1997        1996    1995(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD              $ 1.00     $ 1.00     $ 1.00     $ 1.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                               0.05       0.05       0.05       0.04
  3. Net gains or (losses) on securities (both
     realized and unrealized)                              --         --         --         --
  4. Total from investment operations                    0.05       0.05       0.05       0.04
     LESS DIVIDENDS AND DISTRIBUTIONS:
  5. Dividends (from net investment income)             (0.05)     (0.05)     (0.05)     (0.04)
  6. Distributions (from capital gains)                    --         --         --         --
  7. Total dividends and distributions                  (0.05)     (0.05)     (0.05)     (0.04)
  8. NET ASSET VALUE, END OF PERIOD                    $ 1.00     $ 1.00     $ 1.00     $ 1.00
  9. Total return*                                       5.25%      5.23%      5.13%      3.95%
 10. Net assets, end of period (in millions)           $1,492     $1,033     $  774     $  643
 11. Average net assets for the period (in millions)   $1,124     $  883     $  676     $  461
 12. Ratio of expenses to average net assets**           0.60%(2)   0.60%(2)   0.60%(2)   0.60%(2)
 13. Ratio of net investment income to average net
     assets**                                            5.13%      5.09%      5.01%      5.56%
---------------------------------------------------------------------------------------------------


(1) Fiscal period from February 15, 1995 (inception) to October 31, 1995.
(2) The ratio of expenses to average net assets was 0.70% before waiver.
  * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

                                                        Financial highlights  65

                 JANUS GOVERNMENT MONEY MARKET FUND - INVESTOR SHARES
---------------------------------------------------------------------------------------------------
                                                                Periods ending October 31st
                                                        1998       1997        1996     1995(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD              $ 1.00     $ 1.00     $ 1.00     $ 1.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                               0.05       0.05       0.05       0.04
  3. Net gains or (losses) on securities (both
     realized and unrealized)                              --         --         --         --
  4. Total from investment operations                    0.05       0.05       0.05       0.04
     LESS DIVIDENDS AND DISTRIBUTIONS:
  5. Dividends (from net investment income)             (0.05)     (0.05)     (0.05)     (0.04)
  6. Distributions (from capital gains)                    --         --         --       --
  7. Total dividends and distributions                  (0.05)     (0.05)     (0.05)     (0.04)
  8. NET ASSET VALUE, END OF PERIOD                    $ 1.00     $ 1.00     $ 1.00     $ 1.00
  9. Total return*                                       5.12%      5.11%      5.03%      3.90%
 10. Net assets, end of period (in millions)           $  213     $  132     $  117     $  199
 11. Average net assets for the period (in millions)   $  151     $  123     $  112     $   88
 12. Ratio of expenses to average net assets**           0.60%(2)   0.60%(2)   0.60%(2)   0.60%(2)
 13. Ratio of net investment income to average net
     assets**                                            5.01%      5.42%      4.91%      5.40%
---------------------------------------------------------------------------------------------------


(1) Fiscal period from February 15, 1995 (inception) to October 31, 1995.
(2) The ratio of expenses to average net assets was 0.70% before waiver.
  * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

 66 Janus Income Funds

                 JANUS TAX-EXEMPT MONEY MARKET FUND - INVESTOR SHARES
---------------------------------------------------------------------------------------------------
                                                              Periods ending October 31st
                                                         1998       1997      1996      1995(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD              $ 1.00     $ 1.00     $ 1.00     $ 1.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                               0.03       0.03       0.03       0.02
  3. Net gains or (losses) on securities (both
     realized and unrealized)                              --         --         --         --
  4. Total from investment operations                    0.03       0.03       0.03       0.02
     LESS DIVIDENDS AND DISTRIBUTIONS:
  5. Dividends (from net investment income)             (0.03)     (0.03)     (0.03)     (0.02)
  6. Distributions (from capital gains)                    --         --         --         --
  7. Total dividends and distributions                  (0.03)     (0.03)     (0.03)     (0.02)
  8. NET ASSET VALUE, END OF PERIOD                    $ 1.00     $ 1.00     $ 1.00     $ 1.00
  9. Total return*                                       3.23%      3.20%      3.27%      2.40%
 10. Net assets, end of period (in millions)           $  105     $   81     $   75     $   67
 11. Average net assets for the period (in millions)   $   91     $   76     $   69     $   57
 12. Ratio of expenses to average net assets**           0.60%(2)   0.60%(2)   0.60%(2)   0.60%(2)
 13. Ratio of net investment income to average net
     assets**                                            3.16%      3.14%      3.22%      3.38%
---------------------------------------------------------------------------------------------------


(1) Fiscal period from February 15, 1995 (inception) to October 31, 1995.
(2) The ratio of expenses to average net assets was 0.70% before waiver.
  * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

                                                        Financial highlights  67

Glossary of investment terms

               This glossary provides a more detailed description of some of the types of securities and other instruments in which the Fixed-Income Funds may invest. The Fixed-Income Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Fixed-Income Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. See "Municipal lease obligations" below.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

 68 Janus Income Funds

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

               INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. See "Municipal securities" below.

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-

                                                Glossary of investment terms  69
               through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

               MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

               MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility or revenue source.

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn

 70 Janus Income Funds
               must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

                                                Glossary of investment terms  71

               STANDBY COMMITMENTS are obligations purchased by a Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

               STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

               STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

               TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

 72 Janus Income Funds

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

               ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The

                                                Glossary of investment terms  73

               Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or

 74 Janus Income Funds
               index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies.

                                                Glossary of investment terms  75

Explanation of rating categories

               The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING                  EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and
                                             interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more
                                             susceptible to the adverse effects
                                             of changing circumstances and
                                             economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit
                                             adequate protection parameters, but
                                             adverse economic conditions or
                                             changing circumstances more likely
                                             to lead to a weakened capacity to
                                             pay principal and interest than for
                                             higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to
                                             meet required interest and
                                             principal payments. BB - lowest
                                             degree of speculation; C - the
                                             highest degree of speculation.
                                             Quality and protective
                                             characteristics outweighed by large
                                             uncertainties or major risk
                                             exposure to adverse conditions.
                D........................... In default.

 76 Janus Income Funds

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade
                                             bond group.
                A........................... Upper-medium grade obligations;
                                             many favorable investment
                                             attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly
                                             secured. Interest and principal
                                             appear adequate for the present but
                                             certain protective elements may be
                                             lacking or may be unreliable over
                                             any great length of time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest
                                             and principal payments not well
                                             safeguarded during good and bad
                                             times.
                ............................ Lack characteristics of desirable investment; potentially low
                                             assurance of timely interest and
                                             principal payments or maintenance
                                             of other contract terms over time.
                Caa......................... Poor standing, may be in default;
                                             elements of danger with respect to
                                             principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked
                                             shortcomings.
                C........................... Lowest-rated; extremely poor
                                             prospects of ever attaining
                                             investment standing.

                                            Explanation of rating categories  77

               Unrated securities will be treated as noninvestment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

SECURITIES HOLDINGS BY RATING CATEGORY

               During the fiscal period ended October 31, 1998, the percentage of securities holdings for the following Funds by rating category based upon a weighted monthly average was:


                                        JANUS FLEXIBLE INCOME FUND
                --------------------------------------------------------------------------
                    BONDS-S&P RATING:
                 AAA                                                         24%
                 AA                                                           2%
                 A                                                           13%
                 BBB                                                         18%
                 BB                                                          15%
                 B                                                           17%
                 CCC                                                          0%
                 CC                                                           0%
                 C                                                            0%
                 Preferred Stock                                              2%
                 Cash and Options                                             9%
                 TOTAL                                                      100%
                --------------------------------------------------------------------------


 78 Janus Income Funds

                                          JANUS HIGH-YIELD FUND
                --------------------------------------------------------------------------
                    BONDS-S&P RATING:
                 AAA                                                          0%
                 AA                                                           0%
                 A                                                            0%
                 BBB                                                          0%
                 BB                                                           6%
                 B                                                           76%
                 CCC                                                          6%
                 CC                                                           0%
                 C                                                            0%
                 Preferred Stock                                              0%
                 Cash and Options                                            12%
                 TOTAL                                                      100%
                --------------------------------------------------------------------------



                                        JANUS SHORT-TERM BOND FUND
                --------------------------------------------------------------------------
                    BONDS-S&P RATING:
                 AAA                                                         24%
                 AA                                                          20%
                 A                                                           31%
                 BBB                                                         10%
                 BB                                                           3%
                 B                                                            7%
                 CCC                                                          2%
                 CC                                                           0%
                 C                                                            0%
                 Preferred Stock                                              0%
                 Cash and Options                                             3%
                 TOTAL                                                      100%
                --------------------------------------------------------------------------



               No other Fund described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the fiscal year ended October 31, 1998.


                                            Explanation of rating categories  79

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 80

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                                                                              81

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 82

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                                                                              83

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 84

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

[JANUS LOGO]
          1-800-525-3713
          P.O. Box 173375
          Denver, Colorado 80217-3375
          janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting Janus at 1-800-525-3713 or visiting our Web site at janus.com. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Other information is also available from financial intermediaries that sell shares of the Funds.

The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review the Funds' Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

              Investment Company Act File No. 811-1879

  3165

                                       [JANUS LOGO]

                         Janus Venture Fund

                                       PROSPECTUS
                                       FEBRUARY 17, 1999

                         THE FUND HAS DISCONTINUED PUBLIC SALES OF ITS SHARES TO NEW INVESTORS, BUT SHAREHOLDERS WHO HAVE OPEN FUND ACCOUNTS MAY MAKE ADDITIONAL INVESTMENTS AND REINVEST DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. CURRENT SHAREHOLDERS MAY ALSO OPEN ADDITIONAL FUND ACCOUNTS UNDER CERTAIN CONDITIONS. IF A FUND ACCOUNT IS CLOSED, HOWEVER, ADDITIONAL INVESTMENTS IN THE FUND MAY NOT BE POSSIBLE.

                         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                                                               Table of contents

                RISK/RETURN SUMMARY
                   Janus Venture Fund...........................    2
                   Fees and expenses............................    4
                INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
                  STRATEGIES AND RISKS
                   Investment objective and principal investment
                   strategies...................................    5
                   Risks........................................    9
                SHAREHOLDER'S MANUAL
                   Minimum investments..........................   16
                   Types of account ownership...................   16
                   How to open your Janus account...............   18
                   How to purchase shares.......................   19
                   How to exchange shares.......................   21
                   How to redeem shares.........................   23
                   Shareholder services and account policies....   27
                MANAGEMENT OF THE FUND
                   Investment adviser...........................   32
                   Portfolio managers...........................   33
                OTHER INFORMATION............... ...............   34
                DISTRIBUTIONS AND TAXES
                   Distributions................................   35
                   Taxes........................................   36
                FINANCIAL HIGHLIGHTS.............. .............   38
                GLOSSARY
                   Glossary of investment terms.................   39


                                                            Table of contents  1

Risk return summary

JANUS VENTURE FUND

1. WHAT IS THE INVESTMENT OBJECTIVE OF JANUS VENTURE FUND?

               The Fund seeks capital appreciation.


               The Fund's Trustees may change this objective without a shareholder vote and the Fund will notify you of any changes that are material. If there is a material change in the Fund's objective or policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF JANUS VENTURE FUND?

               The Fund invests in equity securities of U.S. and foreign companies selected for their potential for capital appreciation. The Fund normally invests at least 50% of its equity assets in small-sized companies.

               The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look for companies with earnings growth potential one at a time. If the portfolio managers are unable to find investments with earnings growth potential, a significant portion of the Fund's assets may be in cash or similar investments.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN JANUS VENTURE FUND?


               The biggest risk of investing in this Fund is that its returns may vary and you could lose money. If you are considering investing in the Fund, remember that it is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.


               The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value (NAV) will also decrease which means if you sell your shares in the Fund you would get back less money. Normally, the Fund invests at least 50% of its equity assets in

 2 Janus Venture Fund
               securities issued by small-sized companies, which tend to be more volatile than securities issued by larger or more established companies. As a result, the Fund's returns may be more volatile than one holding securities of large, established companies.

               An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

               The following information illustrates how the Fund's performance has varied over time. The bar chart depicts the change in the Fund's performance from year-to-year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index.

               JANUS VENTURE FUND

A BAR CHART showing Annual Total Returns for Janus Venture Fund from 1989 through 1998:

               Annual returns for periods ended 12/31

38.74%   (0.40%)   47.82%   7.44%  9.08%   5.46%  26.46%  8.02%  12.62%   23.22%
 1989      1990     1991    1992   1993    1994    1995   1996    1997     1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

                Best Quarter: 4th-1998 24.98%; Worst Quarter: 3rd-1998 (14.81%)


                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------


                                                                                Since Inception
                                               1 year    5 years    10 years       (4/30/85)
                Janus Venture Fund              23.22%    14.86%      16.95%         16.89%


                Russell 2000(R) Index*          (2.55%)   11.87%      12.92%         12.05%
                                                ------------------------------------------


               * The Russell 2000(R) Index is an index that measures the
                 performance of the 2,000 smallest companies in the Russell 3,000 Index with an average market capitalization of approximately $421 million.

               The Fund's past performance does not necessarily indicate how it will perform in the future.

                                                          Risk return summary  3

FEES AND EXPENSES

               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Fund.

               ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

               This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. It is based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended October 31, 1998.

                                                                 Janus Venture Fund
   Management Fee                                                   0.68%
   Other Expenses                                                   0.26%
   Total Annual Fund Operating Expenses                             0.94%


  EXAMPLE:
  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 Year    3 Years    5 Years   10 Years
                                           ---------------------------------------
   Janus Venture Fund                       $96       $300       $520      $1,155

 4 Janus Venture Fund

Investment objective, principal
           investment strategies
           and risks

               This section takes a closer look at the investment objective of the Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus on pages 9-11 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

               Janus Venture Fund seeks capital appreciation. Normally, the Fund pursues its objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the Fund's initial purchase continue to be considered small-sized. The Fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

               The Fund may invest substantially all of its assets in common stocks if its portfolio managers believe that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. They make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments will be incidental to its objective.

              Investment objective, principal investment strategies and risks  5

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

               Generally, yes. The portfolio managers seek companies that meet their selection criteria regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization and annual gross revenues are important investment criteria for the Fund.

GENERAL PORTFOLIO POLICIES

               In investing its portfolio assets, the Fund will follow the general policies listed below. The percentage limitations included in these policies and elsewhere in this Prospectus apply only at the time of purchase of the security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of securities, it will not be required to dispose of any securities.

               CASH POSITION

               When the Fund's portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, the Fund does not always stay fully invested in stocks. Cash or similar investments generally are a residual - they represent the


 6 Janus Venture Fund
               assets that remain after the portfolio managers have committed available assets to desirable investment opportunities. However, the portfolio managers may also temporarily increase the Fund's cash position to protect its assets or maintain liquidity. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks.

               OTHER TYPES OF INVESTMENTS
               The Fund invests primarily in a portfolio of equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks, but it may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:


               - debt securities



               - indexed/structured securities



               - high-yield/high-risk securities (less than 35% of the Fund's assets)



               - options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return



               - securities purchased on a when-issued, delayed delivery or forward commitment basis


               ILLIQUID INVESTMENTS
               The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under the U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

              Investment objective, principal investment strategies and risks  7

               FOREIGN SECURITIES
               The Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

               SPECIAL SITUATIONS
               The Fund may invest in special situations. A special situation arises when, in the opinion of the Fund's portfolio managers, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

               PORTFOLIO TURNOVER
               The Fund generally intends to purchase securities for long-term investment although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in the Fund's portfolio whenever its portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction

 8 Janus Venture Fund
               costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

RISKS

               Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities or companies with relatively small market capitalizations.

The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. THE FUND NORMALLY INVESTS AT LEAST 50% OF ITS EQUITY ASSETS IN SECURITIES OF SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

               Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

              Investment objective, principal investment strategies and risks  9

2. I'VE HEARD A LOT ABOUT HOW THE CHANGE TO THE YEAR 2000 COULD AFFECT COMPUTER SYSTEMS. DOES THIS CREATE ANY SPECIAL RISKS?

               The portfolio managers carefully research each potential investment before making an investment decision and, among other things, consider Year 2000 readiness when selecting portfolio holdings. However, there is no guarantee that the information a portfolio manager receives regarding a company's Year 2000 readiness is completely accurate. If a company has not satisfactorily addressed Year 2000 issues, the Fund's performance could suffer.

3. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

               The Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on issues other than the performance of a particular company. These issues include:

               - currency risk

               - political and economic risk

               - regulatory risk

               - market risk

               - transaction costs


               These risks are described in the SAI.


4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK SECURITIES?


               High-yield/high-risk securities (or "junk" bonds) are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality securities generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than


 10 Janus Venture Fund
               investment grade debt securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

               Please refer to the SAI for a description of bond rating categories.

5. HOW DOES THE FUND TRY TO REDUCE RISK?


               The Fund may use futures, options and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Fund believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the portfolio managers' judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.


             Investment objective, principal investment strategies and risks  11

Janus Venture Fund

                   Shareholder's
                   Manual

                   This section will help you become
                   familiar with the different types
                   of accounts you can establish with
                   Janus. It also explains in detail
                   the wide array of services and
                   features you can establish on your
                   account, as well as account
                   policies and fees that may apply
                   to your account. Account policies
                   (including fees), services and
                   features may be modified or
                   discontinued without shareholder
                   approval or prior notice.

                                                    [JANUS LOGO]

               Although the Fund has discontinued public sales of its shares to new investors, shareholders who maintain open accounts will be able to continue to purchase shares and reinvest any dividends and capital gains distributions in additional shares. In addition, the Fund will continue to accept new accounts which are opened under taxpayer identification numbers that are identical to those for existing Fund accounts.

               Once a Fund account is closed, it may not be reopened. An account may be considered closed and subject to redemption by the Fund in the circumstances discussed under "Involuntary Redemptions" on page 30.

HOW TO GET IN TOUCH WITH JANUS

               Janus offers two Investor Service Centers for those individuals who would like to conduct their investing in person. Our representatives will be happy to assist you at either of the following locations: Monday-Friday 7:00 a.m. to 6:00 p.m. Mountain time and Saturday 9:00 a.m. to 1:00 p.m. Mountain time.

               100 Fillmore Street, Suite 100
               Denver, CO 80206

               3773 Cherry Creek North Drive, Suite 101
               Denver, CO 80209

 14 Janus Venture Fund

 QUICK ADDRESS AND TELEPHONE REFERENCE

--------------------------------------------------------------------------------

  MAILING ADDRESS                               JANUS XPRESSLINE(TM)
  Janus                                         1-888-979-7737
  P.O. Box 173375                               For 24-hour access to account
  Denver, CO 80217-3375                         and fund information,
                                                exchanges, purchases and
  FOR OVERNIGHT CARRIER                         redemptions, automated daily
  Janus                                         quotes on fund share prices,
  Suite 101                                     yields and total returns.
  3773 Cherry Creek North Drive
  Denver, CO 80209-3811                         TDD
                                                1-800-525-0056
  INVESTOR SERVICE REPRESENTATIVES              A telecommunications device
  If you have any questions while reading       for our hearing- and
  this Prospectus, please call one of our       speech-impaired shareholders.
  Investor Service Representatives at
  1-800-525-3713 Monday-Friday: 8:00            JANUS LITERATURE LINE
  a.m.-8:00 p.m., and Saturday: 10:00           1-800-525-8983
  a.m.-4:00 p.m., New York time.                To request a prospectus,
                                                shareholder reports or
  JANUS INTERNET ADDRESS                        marketing materials 24 hours a
  janus.com                                     day.

                                                        Shareholder's manual  15

MINIMUM INVESTMENTS*
---------------------------------------------

To open a new regular account        $2,500
To open a new retirement,
education or UGMA/UTMA account       $  500
To open a new regular account with
an Automatic Investment Program      $  500**
To add to any type of an account     $  100+

 * The Fund reserves the right to
   change the amount of these
   minimums from time to time or
   to waive them in whole or in
   part for certain types of
   accounts.
** An Automatic Investment Program
   requires a $100 minimum
   automatic investment per month
   until the account balance
   reaches $2,500.
 + The minimum subsequent
   investment for IRA UGMA/UTMA
   accounts is $50.

TYPES OF ACCOUNT OWNERSHIP

               As discussed on page 14, the Fund will accept new accounts opened under taxpayer identification numbers identical to those on current Fund accounts. You can establish the following types of accounts by completing a New Account Application. To request an application, call 1-800-525-3713.

               INDIVIDUAL OR JOINT OWNERSHIP
               Individual accounts are owned by one person. Joint accounts have two or more owners.

               A GIFT OR TRANSFER TO MINOR (UGMA OR UTMA)
               An UGMA/ UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's Social Security number on the application.

               TRUST
               An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

 16 Janus Venture Fund

               BUSINESS ACCOUNTS
               Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

TAX-DEFERRED ACCOUNTS

               If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described below and the Education IRA. Distributions from these plans are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.


               Investors Fiduciary Trust Company serves as custodian for the tax-deferred accounts offered by the Fund. You will be charged an annual account maintenance fee of $12 for each taxpayer identification number no matter how many tax-deferred accounts you have with Janus. You may pay the fee by check or have it automatically deducted from your account (usually in December). The custodian reserves the right to change the amount of this fee or to waive it in whole or in part for certain types of accounts.


               The following plans require a special application. For an application and more details about our Retirement Plans, call 1-800-525-3713.

               TRADITIONAL AND ROTH INDIVIDUAL RETIREMENT ACCOUNTS
               Both types of IRAs allow most individuals with earned income to contribute up to the lesser of $2,000 ($4,000 for most married couples) or 100% of compensation annually. Please refer to the Janus IRA booklet for more complete information regarding the different types of IRAs.

                                                        Shareholder's manual  17

               EDUCATION IRA
               This plan allows individuals, subject to certain income limitations, to contribute up to $500 annually on behalf of any child under the age of 18. Please refer to the Janus IRA booklet for more complete information regarding the Education IRA.

               SIMPLIFIED EMPLOYEE PENSION PLAN
               This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

               PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
               These plans are open to corporations, partnerships and sole proprietors to benefit their employees and themselves.

               SECTION 403(B)(7) PLAN
               Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

HOW TO OPEN YOUR JANUS ACCOUNT

               If you are a current Fund shareholder and want to open another Fund account, complete and sign the appropriate application. Please be sure to provide your Social Security or taxpayer identification number on the application and make your check payable to Janus. The Fund is available only to U.S. citizens or residents, and your application will be returned to you if you do not meet these criteria. Send all items to one of addresses listed in the "Quick Address and Telephone Reference" on page 15.

 18 Janus Venture Fund

HOW TO PURCHASE SHARES

               PAYING FOR SHARES

               When you purchase shares, your request will be processed at the next NAV calculated after your order is received and accepted. Please note the following:

               - Cash, credit cards, third party checks and credit card checks will not be accepted.

               - All purchases must be made in U.S. dollars.

               - Checks must be drawn on a U.S. bank and made payable to Janus.

               - If a check does not clear your bank, the Fund reserves the right to cancel the purchase.

               - If the Fund is unable to debit your predesignated bank account on the day of purchase, it may make additional attempts or cancel the purchase.

               - The Fund reserves the right to reject any specific purchase request.

               If your purchase is cancelled you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. The Fund (or its agents) has the authority to redeem shares in your account(s) to cover any such losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

               ONCE YOU HAVE OPENED YOUR JANUS ACCOUNT, THE MINIMUM AMOUNT FOR AN ADDITIONAL INVESTMENT IS $100 ($50 FOR IRAS OR UGMA/UTMA ACCOUNTS). You may add to your account at any time through any of the following options:

               BY MAIL

               Complete the remittance slip attached at the bottom of your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a

                                                        Shareholder's manual  19
               rollover or a current or prior year contribution. Send your check made payable to Janus and remittance slip or written instructions to one of the addresses listed previously. You may also request a booklet of remittance slips for non-retirement accounts.

               BY TELEPHONE

               This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. To purchase shares by telephone, call an Investor Service Representative at 1-800-525-3713 during normal business hours or call the Janus XpressLine, 1-888-979-7737, for access to this option 24 hours a day. When you make an additional purchase by telephone, Janus will automatically debit your predesignated bank account for the desired amount. To establish the telephone purchase option on your new account, complete the "Telephone Purchase of Shares Option" section on the application and attach a "voided" check or deposit slip from your bank account. If your account is already established, call 1-800-525-3713 to request the appropriate form. This option will become effective ten business days after the form is received.

               BY WIRE

               Purchases may also be made by wiring money from your bank account to your Janus account. Call 1-800-525-3713 to receive wiring instructions.

               BY INTERNET

               You must pre-establish the "Telephone Purchase of Shares Option" to make a purchase on our Web site at janus.com. If you have questions, please call 1-800-975-9932 to speak to a Janus representative.

               AUTOMATIC INVESTMENT PROGRAMS

               Janus offers several automatic investment programs to help you achieve your financial goals as simply and conveniently as

 20 Janus Venture Fund
               possible. You may open a new account with a $500 initial purchase and $100 automatic subsequent investments.

               AUTOMATIC MONTHLY INVESTMENT PROGRAM
               You select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. To establish this option, complete the "Automatic Monthly Investment Program" section on the application and attach a "voided" check from your bank account. If your Fund account is already established, call 1-800-525-3713 to request the appropriate form.

               PAYROLL DEDUCTION
               If your employer can initiate an automatic payroll deduction, you may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account. To obtain information on establishing this option, call 1-800-525-3713.

               SYSTEMATIC EXCHANGE
               With a Systematic Exchange you determine the amount of money ($100 minimum) you would like automatically exchanged from one Janus account to another on any day of the month. For more information on how to establish this option, call 1-800-525-3713.

HOW TO EXCHANGE SHARES

               On any business day, you may exchange all or a portion of your shares into any other available Janus fund.

               IN WRITING

               To request an exchange in writing, please follow the instructions for written requests on page 25.

               BY TELEPHONE

               All accounts are automatically eligible for the telephone exchange option. To exchange shares by telephone, call an Investor Service Representative at 1-800-525-3713 during normal business hours

                                                        Shareholder's manual  21
               or call the Janus XpressLine, 1-888-979-7737, for access to this option 24 hours a day.

               BY SYSTEMATIC EXCHANGE

               As noted above, you may establish a Systematic Exchange for as little as $100 per month on established accounts. You may establish a new account with a $500 initial purchase and subsequent $100 systematic exchanges. If the balance in the account you are exchanging from falls below the systematic exchange amount, all remaining shares will be exchanged and the program will be discontinued.

               BY INTERNET

               Exchanges may also be made on our Web site at janus.com.

               EXCHANGE POLICIES

               - Except for Systematic Exchanges, new accounts established by exchange must be opened with $2,500 or the total account value if the value of the account you are exchanging from is less than $2,500.

               - Exchanges between existing accounts must meet the $100
                 subsequent investment requirement.

               - You may make four exchanges out of the Fund during a calendar year (exclusive of Systematic Exchanges). Exchanges in excess of this limit may be subject to an exchange fee or may result in termination of the exchange privilege.

               - The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time. For example, the Fund may reject exchanges from accounts engaged in or known to engage in trading in excess of the limit above (including market timing transactions).

               - Exchanges between accounts will be accepted only if the
                 registrations are identical.

 22 Janus Venture Fund

               - If the shares you are exchanging are held in certificate form, you must return the certificate to the Fund prior to making any exchanges.

               - Be sure to read the prospectus for the fund into which you are exchanging.

               - An exchange represents the sale of shares from one fund and the purchase of shares of another fund, which may produce a taxable gain or loss in a non-tax deferred account.

HOW TO REDEEM SHARES

               On any business day, you may redeem all or a portion of your shares. REMEMBER THAT THE FUND IS CLOSED TO NEW INVESTORS AND IF A TOTAL REDEMPTION IS MADE ADDITIONAL INVESTMENTS IN YOUR FUND ACCOUNT MIGHT NOT BE POSSIBLE.


               If the shares are held in certificate form, the certificate must be returned with or before your redemption request. Your transaction will be processed at the next NAV calculated after your order is received and accepted. The redemption may be suspended for 10 days following an address change unless a signature guarantee is provided.


               IN WRITING

               To request a redemption in writing, please follow the instructions for written requests noted on page 25.

               BY TELEPHONE

               Most accounts have the telephone redemption option, unless this option was specifically declined on the application or in writing. This option enables you to request redemptions daily from your account by calling 1-800-525-3713 by the close of the regular trading session of the New York Stock Exchange ("NYSE") normally 4:00 p.m. New York time. You may also use Janus XpressLine, 1-888-979-7737, for access to this option 24 hours a day. (There is a daily limit of $100,000 per account for redemptions payable by check.)

                                                        Shareholder's manual  23

               BY INTERNET

               Redemptions may also be made on our Web site at janus.com.

               SYSTEMATIC REDEMPTION OPTION

               The Systematic Redemption Option allows you to redeem a specific dollar amount from your Fund account on a regular basis. For more information or to request the appropriate form, please call 1-800-525-3713.

PAYMENT OF REDEMPTION PROCEEDS

               BY CHECK
               Redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request.

               BY ELECTRONIC TRANSFER
               If you have established the electronic redemption option, your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request (ACH transfer). Wire transfers will be charged an $8 fee per wire and your bank may charge an additional fee to receive the wire. ACH transfers are made free of charge. Wire redemptions are not available for retirement accounts.

               If you would like to establish the electronic redemption option on an existing account, please call 1-800-525-3713 to request the appropriate form.

               IF THE SHARES BEING REDEEMED WERE PURCHASED BY CHECK, TELEPHONE, ON OUR WEB SITE, OR THROUGH THE AUTOMATIC MONTHLY INVESTMENT PROGRAM, THE FUND MAY DELAY THE PAYMENT OF YOUR REDEMPTION PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in

 24 Janus Venture Fund

               Janus Money Market Fund - Investor Shares during the 15 day hold period.

WRITTEN INSTRUCTIONS

               To redeem all or part of your shares in writing, your request should be sent to one of the addresses listed on page 14 and must include the following information:

               - the name of the Fund

               - the account number

               - the amount of money or number of shares being redeemed or exchanged

               - the name(s) on the account registration

               - the signature(s) of all registered account owners

               - your daytime telephone number

               SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

               INDIVIDUAL, JOINT TENANTS, TENANTS IN COMMON
               Written instructions must be signed by each shareholder, exactly as the names appear in the account registration.

               UGMA OR UTMA
               Written instructions must be signed by the custodian in his/her capacity as it appears in the account registration.

               SOLE PROPRIETOR, GENERAL PARTNER
               Written instructions must be signed by an authorized individual in his/her capacity as it appears on the account registration.

               CORPORATION, ASSOCIATION
               Written instructions must be signed by the person(s) authorized to act on the account. In addition, a certified copy of the corporate resolution authorizing the signer to act must accompany the request.

                                                        Shareholder's manual  25

               TRUST
               Written instructions must be signed by the trustee(s). If the name(s) of the current trustee(s) does not appear in the account registration, a certificate of incumbency dated within 60 days must also be submitted.

               IRA
               Written instructions must be signed by the account owner. If you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 59 1/2) or premature (before age 59 1/2) and, if premature, whether any exceptions such as death or disability apply with regard to the 10% additional tax on early distributions.

SIGNATURE GUARANTEE

               In addition to the signature requirements, A SIGNATURE GUARANTEE IS ALSO REQUIRED if any of the following is applicable:

               - You request a redemption by check that exceeds $100,000.

               - You would like the check made payable to anyone other than the shareholder(s) of record.

               - You would like the check mailed to an address which has been changed within 10 days of the redemption request.

               - You would like the check mailed to an address other than the address of record.


               THE FUND RESERVES THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS. FOR MORE INFORMATION PERTAINING TO SIGNATURE GUARANTEES, PLEASE CALL 1-800-525-3713.


               HOW TO OBTAIN A SIGNATURE GUARANTEE

               A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guaran-

 26 Janus Venture Fund
               tee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

               If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES

               All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received and accepted by the Fund (or the Fund's agent or authorized designee). The Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. The NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

               JANUS XPRESSLINE(TM)

               Janus XpressLine, our electronic telephone service, offers you 24-hour access by TouchTone(TM) telephone to obtain information on account balances, Fund performance or dividends. You can also make exchanges, purchases and redemptions in existing accounts, request literature about any Janus fund, or order duplicate

                                                        Shareholder's manual  27
               statements. Janus XpressLine is accessed by calling 1-888-979-7737. Calls are limited to five minutes.

               JANUS WEB SITE

               Janus maintains a Web site located at JANUS.COM. You can purchase, exchange and redeem shares and access information such as your account balance and the Fund's NAV through the Web site. In order to engage in transactions on our Web site, you must authorize us to transmit account information online and accept online instructions (see janus.com and follow the procedures accordingly). You may also need to have bank account information, wire instructions or other options established on your account. The Fund and its agents will not be responsible for any losses resulting from unauthorized transactions on our Web site when procedures designed for engaging in such transactions are followed. If you have questions, please call 1-800-975-9932 to speak to a Janus representative.

               ACCOUNT MINIMUMS

               Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from accounts with values below the minimums described on page 16 or to close such accounts. This policy will apply to accounts participating in the Automatic Monthly Investment Program only if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. It is expected that, for purposes of this policy, accounts will be valued in September, and the $10 fee will be assessed on the second Friday of September of each year. You will receive notice before we charge the $10 fee or close your account so that you may increase your account balance to the required minimum.

 28 Janus Venture Fund

               TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

               You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. A Processing Organization, rather than its customer, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates and certain Processing Organizations may receive compensation from the Fund for shareholder recordkeeping and similar services.

               TAXPAYER IDENTIFICATION NUMBER

               On your application or other appropriate form, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to the 31% backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold 31% of any dividends paid and redemption or exchange proceeds. In addition to the 31% backup withholding, you may be subject to a $50 fee to reimburse the Fund for any penalty that the IRS may impose.

               SHARE CERTIFICATES


               Most shareholders choose not to hold their shares in certificate form because account transactions such as exchanges and redemptions cannot be completed until the certificate has been returned to the Fund. The Fund will issue share certificates upon written request only and reserves the right to charge a fee for this service.


                                                        Shareholder's manual  29

               Share certificates will not be issued until the shares have been held for at least 15 days and will not be issued for accounts that do not meet the minimum investment requirements. Share certificates cannot be issued for retirement accounts. In addition, if the certificate is lost, there may be a replacement charge.

               INVOLUNTARY REDEMPTIONS

               The Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund.

               TELEPHONE TRANSACTIONS

               You may initiate many transactions by telephone. The Fund and its agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

               It may be difficult to reach an Investor Service Representative by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, please consider sending written instructions, stopping by a Service Center, calling the Janus XpressLine or visiting our Web site.

               TEMPORARY SUSPENSION OF SERVICES

               The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions or other shareholder services.

               ADDRESS CHANGES

               To change the address on your account, call 1-800-525-3713 or send a written request signed by all account owners. Include the name of the Fund, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

 30 Janus Venture Fund

               REGISTRATION CHANGES

               To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information call 1-800-525-3713.

               STATEMENTS AND REPORTS


               Investors participating in an automatic investment program will receive quarterly confirmations of all transactions. Dividend information will be distributed annually. In addition, the Fund will send you an immediate transaction confirmation statement after every non-systematic transaction.



               The Fund produces financial reports, which include a list of the Fund's portfolio holdings, semiannually and updates its prospectus annually. To reduce expenses, the Fund may choose to mail only one report or prospectus to your household, even if more than one person in the household has a Fund account. Please call 1-800-525-3713 if you would like to receive additional reports or prospectuses. The Fund reserves the right to charge a fee for additional statement and report requests.


                                                        Shareholder's manual  31

Management of the fund

INVESTMENT ADVISER

               Janus Capital Corporation, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Fund and is responsible for the day-to-day management of its investment portfolio and other business affairs.

               Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

               Janus Capital furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are affiliated with Janus Capital.

               The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The advisory agreement with the Fund spells out the management fee and other expenses that the Fund must pay.

               The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. The Annual Fund Operating Expenses table on page 4 lists the actual management fee and total operating expenses of the Fund for the most recent fiscal year.

 32 Janus Venture Fund

PORTFOLIO MANAGERS


               The Fund is managed by a management team consisting of James P. Craig, William H. Bales and Jonathan D. Coleman, each of whom also serves as Executive Vice President of the Fund. The management team began managing the Fund on February 1, 1997. The portfolio managers' other primary responsibilities and education are set forth below.


JAMES P. CRAIG, III
--------------------------------------------------------------------------------
                   is Chief Investment Officer of Janus Capital. He is
                   Executive Vice President and portfolio manager of Janus
                   Fund, which he has managed since 1986. Mr. Craig previously managed Janus Balanced Fund from December 1993 to December 1995. He holds a Bachelor of Arts in Business from the University of Alabama and a Master of Arts in Finance from the Wharton School of the University of Pennsylvania.

WILLIAM H. BALES
--------------------------------------------------------------------------------
                   has been a research analyst with Janus Capital since 1993, focusing primarily on the transportation, consumer products and restaurant industries. He joined Janus
                   Capital in September 1991. Mr. Bales holds a Bachelor of Science in Marketing and a Master of Science in Marketing and Finance from the University of Colorado. He is seeking the Chartered Financial Analyst designation.

JONATHAN D. COLEMAN
--------------------------------------------------------------------------------
                   has been a research analyst with Janus Capital since July 1994, focusing primarily on the railroad, computer, healthcare and financial services industries. Prior to joining Janus Capital, Mr. Coleman was a Fulbright Fellow from August 1993 until June 1994. He holds a Bachelor of
                   Arts in Political Economy and Spanish from Williams
                   College and received the Chartered Financial Analyst designation.

                                                      Management of the fund  33

Other information

               SIZE OF THE FUND

               The Fund has discontinued sales of its shares because its management and the Trustees believe that a substantial increase in size may adversely affect the Fund's ability to achieve its investment objective by reducing its flexibility in making investments and in effecting portfolio changes. Although sales to new investors have been discontinued, existing shareholders are permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions. See the Shareholder's Manual beginning on page 14.

               YEAR 2000

               Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has devoted considerable internal resources and has engaged one of the foremost experts in the field to help achieve Year 2000 readiness. Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Fund with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Fund invests or worldwide markets and economies.

 34 Janus Venture Fund

                           Distributions and taxes

DISTRIBUTIONS


               To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments annually. The Fund's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and paid in December.


               HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

               Distributions are paid to shareholders as of the record date of the distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.

               "BUYING A DIVIDEND"

               If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the

                                                     Distributions and taxes  35
               increase in NAV of the Fund, whether or not you reinvested the dividends.

DISTRIBUTION OPTIONS

               When you open an account, you must specify on your application how you want to receive your distributions. You may change your distribution option at any time by writing the Fund at one of the addresses on page 14 or calling 1-800-525-3713. The Fund offers the following options:

               1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares. This option is assigned automatically if no other choice is made.

               2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

               3. REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

               4. REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.

               The Fund reserves the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

TAXES


               As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a Fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.


               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You may wish to consult your own tax

 36 Janus Venture Fund
               adviser. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Dividends and distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the source of the Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

               TAXATION OF THE FUND

               Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

               The Fund does not expect to pay federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

                                                     Distributions and taxes  37

Financial highlights


               The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years through October 31st of each fiscal year shown. Items 1 through 9 reflect financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request and incorporated by reference into the SAI.



JANUS VENTURE FUND



--------------------------------------------------------------------------------------
                                                    Periods ending October 31st
                                              1998     1997     1996    1995     1994
  1. NET ASSET VALUE, BEGINNING OF PERIOD    $58.84   $57.16   $59.53   $52.86  $53.25
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                   (0.09)     0.16       --    0.05     0.11
  3. Net gains or (losses) on securities
     (both realized and unrealized)            0.43     6.80     5.09    9.49     4.40
  4. Total from investment operations          0.34     6.96     5.09    9.54     4.51
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)      --       --   (0.01)   (0.03)  (0.53)
  6. Distributions (in excess of net
     investment income)                      (0.07)       --       --      --       --
  7. Distributions (from capital gains)      (9.30)   (5.28)   (7.45)   (2.84)  (4.37)
  8. Total distributions                     (9.37)   (5.28)   (7.46)   (2.87)  (4.90)
  9. NET ASSET VALUE, END OF PERIOD          $49.81   $58.84   $57.16   $59.53  $52.86
 10. Total return                             1.07%   13.38%    9.28%   19.24%   9.23%
 11. Net assets, end of period (in
     millions)                               $1,036   $1,252   $1,741   $1,753  $1,550
 12. Average net assets for the period (in
     millions)                               $1,174   $1,379   $1,823   $1,613  $1,563
 13. Ratio of gross expenses to average net
     assets                                   0.94%    0.94%    0.89%   0.92%      N/A
 14. Ratio of net expenses to average net
     assets                                   0.93%    0.92%    0.88%   0.91%    0.96%
 15. Ratio of net investment income/(loss)
     to average net assets                   (0.29%)   0.11%   (0.33%)  0.29%    0.27%
 16. Portfolio turnover rate                    90%     146%     136%    113%     114%
--------------------------------------------------------------------------------------


 38 Janus Venture Fund

                         Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company, and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stocks are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are equity securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

                                                Glossary of investment terms  39

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the portfolio managers may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or

 40 Janus Venture Fund
               hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               REPURCHASE AGREEMENTS involve the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually heavy redemption requests, or for other temporary or emergency purposes.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also

                                                Glossary of investment terms  41
               include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               WARRANTS are securities, typically issued with preferred stocks or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

 42 Janus Venture Fund

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instrument and may be more volatile than the underlying instrument. The Fund bears the market risk of an investment in the underlying instrument, as well as the credit risk of the issuer.

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Fund may purchase and write put and call options on securities, securities indices and foreign currencies.

                                                Glossary of investment terms  43

                       This page intentionally left blank

                       This page intentionally left blank

[JANUS LOGO]
          1-800-525-3713
          P.O. Box 173375
          Denver, Colorado 80217-3375
          janus.com


You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting Janus at 1-800-525-3713 or visiting our Web site at janus.com. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Other information is also available from financial intermediaries that sell shares of the Fund.


The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review the Fund's Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

              Investment Company Act File No. 811-1879

  3167

                                                                    [JANUS LOGO]

                         Janus Overseas Fund

                                       PROSPECTUS

                                       FEBRUARY 17, 1999

                         THE FUND HAS DISCONTINUED PUBLIC SALE OF ITS SHARES TO NEW INVESTORS, BUT SHAREHOLDERS WHO HAVE OPEN FUND ACCOUNTS MAY MAKE ADDITIONAL INVESTMENTS AND REINVEST DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. CURRENT SHAREHOLDERS MAY ALSO OPEN ADDITIONAL FUND ACCOUNTS UNDER CERTAIN CONDITIONS. IF A FUND ACCOUNT IS CLOSED, HOWEVER, ADDITIONAL INVESTMENTS IN THE FUND MAY NOT BE POSSIBLE.

                         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JANUS LOGO]

                                                             Table of contents

                RISK/RETURN SUMMARY
                   Janus Overseas Fund..........................    2
                   Fees and expenses............................    4
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment objectives and principal
                   investment strategies........................    5
                   Risks........................................    8
                SHAREHOLDER'S MANUAL
                   Minimum investments..........................   16
                   Types of account ownership...................   16
                   How to open your Janus account...............   18
                   How to purchase shares.......................   19
                   How to exchange shares.......................   21
                   How to redeem shares.........................   23
                   Shareholder services and account policies....   28
                MANAGEMENT OF THE FUND
                   Investment adviser...........................   32
                   Portfolio managers...........................   33
                OTHER INFORMATION............... ...............   34
                DISTRIBUTIONS AND TAXES
                   Distributions................................   35
                   Taxes........................................   36
                FINANCIAL HIGHLIGHTS.............. .............   38
                GLOSSARY
                   Glossary of investment terms.................   39


                                                            Table of contents  1

Risk return summary

JANUS OVERSEAS FUND

1. WHAT IS THE INVESTMENT OBJECTIVE OF JANUS OVERSEAS FUND?

               The Fund seeks long-term growth of capital.

               The Fund's Trustees may change this objective without a shareholder vote and the Fund will notify you of any changes that are material. If there is a material change in the Fund's objective or policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF JANUS OVERSEAS FUND?

               The Fund normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

               The portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look for companies with earnings growth potential one at a time. If the portfolio managers are unable to find investments with earnings growth potential, a significant portion of the Fund's assets may be in cash or similar investments.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN JANUS OVERSEAS FUND?

               The biggest risk of investing in this Fund is that its returns may vary and you could lose money. If you are considering investing in the Fund, remember that it is designed for long-term investors who can accept the risks of investing in a portfolio with significant foreign common stock holdings. Common stocks tend to be more volatile than other investment choices.

               The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value (NAV) will also decrease which means if you sell

 2 Janus Overseas Fund
               your shares in the Fund you would get back less money. Because the Fund has significant exposure to foreign markets and may invest without limit in foreign securities, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

               An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

               The following information illustrates how the Fund's performance has varied over time. The bar chart depicts the change in the Fund's performance from year-to-year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index.


               JANUS OVERSEAS FUND


A BAR CHART showing Annual Total Returns for Janus Overseas Fund from 1995 through 1998:

               Annual returns for periods ended 12/31

                                22.05%   28.83%   18.25%   16.03%
                                 1995     1996     1997     1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

               Best Quarter: 4th-1998 17.77%;  Worst Quarter: 3rd-1998 (19.58%)



                          Average annual total return for periods ended 12/31/98
                       ---------------------------------------------------------


                                                                           Since Inception
                                                                  1 year      (5/2/94)
                Janus Overseas Fund                               16.03%       18.03%
                Morgan Stanley Capital International EAFE
                  Index*                                          20.00%        8.11%
                                                             -------------------------


               * The Morgan Stanley Capital International EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of 20 developed market countries in Europe, Australasia and the Far East.

               The Fund's past performance does not necessarily indicate how it will perform in the future.

                                                          Risk return summary  3

FEES AND EXPENSES

               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Fund.

               ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

               This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. It is based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended October 31, 1998.

                                                                 Janus Overseas Fund
   Management Fee                                                   0.66%
   Other Expenses                                                   0.30%
   Total Annual Fund Operating Expenses                             0.96%

--------------------------------------------------------------------------------

  EXAMPLE:
  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 Year    3 Years    5 Years    10 Years
                                             ----------------------------------------
   Janus Overseas Fund                        $98       $306       $531       $1,178

 4 Janus Overseas Fund

Investment objective, principal
           investment strategies
           and risks

               This section takes a closer look at the investment objective of the Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus on pages 8-11 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

               Janus Overseas Fund seeks long-term growth of capital. Normally, the Fund pursues its objective by investing at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

               The Fund may invest substantially all of its assets in common stocks of foreign issuers if its portfolio managers believe that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. They make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments will be incidental to its objective.

               Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects

              Investment objective, principal investment strategies and risks  5 for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.

GENERAL PORTFOLIO POLICIES

               In investing its portfolio assets, the Fund will follow the general policies listed below. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of securities, it will not be required to dispose of any securities.

               CASH POSITION

               When the Fund's portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, the Fund does not always stay fully invested in stocks. Cash or similar investments generally are a residual - they represent the assets that remain after the portfolio managers have committed available assets to desirable investment opportunities. However, the portfolio managers may also temporarily increase the Fund's cash position to protect its assets or maintain liquidity. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks.


               OTHER TYPES OF INVESTMENTS
               The Fund invests primarily in a portfolio of equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks, but it may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:


               - debt securities



               - indexed/structured securities



               - high-yield/high-risk securities (less than 35% of the Fund's assets)


 6 Janus Overseas Fund

               - options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return



               - securities purchased on a when-issued, delayed delivery or forward commitment basis


               ILLIQUID INVESTMENTS
               The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under the U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               The Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

               SPECIAL SITUATIONS
               The Fund may invest in special situations. A special situation arises when, in the opinion of the Fund's portfolio managers, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

              Investment objective, principal investment strategies and risks  7

               PORTFOLIO TURNOVER
               The Fund generally intends to purchase securities for long-term investment although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in the Fund's portfolio whenever its portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

               Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

RISKS

               Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities or companies with relatively small market capitalizations.

 8 Janus Overseas Fund

The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

               The Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on issues other than the performance of a particular company. These issues include:

               - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

               - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

              Investment objective, principal investment strategies and risks  9

               - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

2. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

               Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

3. I'VE HEARD A LOT ABOUT HOW THE CHANGE TO THE YEAR 2000 COULD AFFECT COMPUTER SYSTEMS. DOES THIS CREATE ANY SPECIAL RISKS?

               The portfolio managers carefully research each potential investment before making an investment decision and, among other things, consider Year 2000 readiness when selecting portfolio holdings. However, there is no guarantee that the information a portfolio manager receives regarding a company's Year 2000

 10 Janus Overseas Fund
               readiness is completely accurate. If a company has not satisfactorily addressed Year 2000 issues, the Fund's performance could suffer.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK SECURITIES?


               High-yield/high-risk securities (or "junk" bonds) are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality securities generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade debt securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.


               Please refer to the SAI for a description of bond rating categories.

5. HOW DOES THE FUND TRY TO REDUCE RISK?

               The Fund may use futures, options and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Fund believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the portfolio managers' judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.

             Investment objective, principal investment strategies and risks  11

Janus Overseas Fund

                   Shareholder's
                   Manual

                   This section will help you become
                   familiar with the different types
                   of accounts you can establish with
                   Janus. It also explains in detail
                   the wide array of services and
                   features you can establish on your
                   account, as well as account
                   policies and fees that may apply
                   to your account. Account policies
                   (including fees), services and
                   features may be modified or
                   discontinued without shareholder
                   approval or prior notice.

                                                    [JANUS LOGO]

               Although the Fund has discontinued public sales of its shares to new investors, shareholders who maintain open accounts will be able to continue to purchase shares and reinvest any dividends and capital gains distributions in additional shares. In addition, the Fund will continue to accept new accounts which are opened under taxpayer identification numbers that are identical to those for existing Fund accounts. Once a Fund account is closed, it may not be reopened. An account may be considered closed and subject to redemption by the Fund in the circumstances discussed under "Involuntary Redemptions" on page 30.

HOW TO GET IN TOUCH WITH JANUS

               Janus offers two Investor Service Centers for those individuals who would like to conduct their investing in person. Our representatives will be happy to assist you at either of the following locations Monday-Friday 7:00 a.m. to 6:00 p.m. Mountain time and Saturday 9:00 a.m. to 1:00 p.m. Mountain time.

               100 Fillmore Street, Suite 100
               Denver, CO 80206

               3773 Cherry Creek North Drive, Suite 101
               Denver, CO 80209

 14 Janus Overseas Fund

 QUICK ADDRESS AND TELEPHONE REFERENCE
--------------------------------------------------------------------------------

  MAILING ADDRESS                               JANUS XPRESSLINE(TM)
  Janus                                         1-888-979-7737
  P.O. Box 173375                               For 24-hour access to account
  Denver, CO 80217-3375                         and fund information,
                                                exchanges, purchases and
  FOR OVERNIGHT CARRIER                         redemptions, automated daily
  Janus                                         quotes on fund share prices,
  Suite 101                                     yields and total returns.
  3773 Cherry Creek North Drive
  Denver, CO 80209-3811                         TDD
                                                1-800-525-0056
  INVESTOR SERVICE REPRESENTATIVES              A telecommunications device
  If you have any questions while reading       for our hearing- and
  this Prospectus, please call one of our       speech-impaired shareholders.
  Investor Service Representatives at
  1-800-525-3713 Monday-Friday: 8:00            JANUS LITERATURE LINE
  a.m.-8:00 p.m., and Saturday: 10:00           1-800-525-8983
  a.m.-4:00 p.m., New York time.                To request a prospectus,
                                                shareholder reports or
  JANUS INTERNET ADDRESS                        marketing materials 24 hours a
  janus.com                                     day.

                                                        Shareholder's manual  15

MINIMUM INVESTMENTS*
---------------------------------------------

To open a new regular account        $2,500
To open a new retirement,
education or UGMA/UTMA account       $  500
To open a new regular account with
an Automatic Investment Program      $  500**
To add to any type of an account     $  100+

 * The Fund reserves the right to
   change the amount of these
   minimums from time to time or
   to waive them in whole or in
   part for certain types of
   accounts.
** An Automatic Investment Program
   requires a $100 minimum
   automatic investment per month
   until the account balance
   reaches $2,500.
 + The minimum subsequent
   investment for IRA UGMA/UTMA
   accounts is $50.

TYPES OF ACCOUNT OWNERSHIP


               As discussed on page 14, the Fund will accept new accounts opened under taxpayer identification numbers identical to those on current fund accounts. You can establish the following types of accounts by completing a New Account Application. To request an application, call 1-800-525-3713.


               INDIVIDUAL OR JOINT OWNERSHIP
               Individual accounts are owned by one person. Joint accounts have two or more owners.

               A GIFT OR TRANSFER TO MINOR (UGMA OR UTMA)
               An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's Social Security number on the application.

               TRUST
               An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

 16 Janus Overseas Fund

               BUSINESS ACCOUNTS
               Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

TAX-DEFERRED ACCOUNTS


               If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described below and the Education IRA. Distributions from these plans are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.



               Investors Fiduciary Trust Company serves as custodian for the tax-deferred accounts offered by the Fund. You will be charged an annual account maintenance fee of $12 for each taxpayer identification number no matter how many tax-deferred accounts you have with Janus. You may pay the fee by check or have it automatically deducted from your account (usually in December). The custodian reserves the right to change the amount of this fee or to waive it in whole or in part for certain types of accounts.


               The following plans require a special application. For an application and more details about our Retirement Plans, call 1-800-525-3713.

               TRADITIONAL AND ROTH INDIVIDUAL RETIREMENT ACCOUNTS

               Both types of IRAs allow most individuals with earned income to contribute up to the lesser of $2,000 ($4,000 for most married couples) or 100% of compensation annually. Please refer to the Janus IRA booklet for more complete information regarding IRAs.


                                                        Shareholder's manual  17

               EDUCATION IRA
               This plan allows individuals, subject to certain income limitations, to contribute up to $500 annually on behalf of any child under the age of 18. Please refer to the Janus IRA booklet for more complete information regarding the Education IRA.

               SIMPLIFIED EMPLOYEE PENSION PLAN
               This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

               PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
               These plans are open to corporations, partnerships and sole proprietors to benefit their employees and themselves.

               SECTION 403(B)(7) PLAN
               Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

HOW TO OPEN YOUR JANUS ACCOUNT


               If you are a current Fund shareholder and want to open another Fund account, complete and sign the appropriate application. Please be sure to provide your Social Security or taxpayer identification number on the application and make your check payable to Janus. The Fund is available only to U.S. citizens or residents, and your application will be returned if you do not meet these criteria. Send all items to one of the addresses listed in the "Quick Address and Telephone Reference" on page 15.


 18 Janus Overseas Fund

HOW TO PURCHASE SHARES

               PAYING FOR SHARES

               When you purchase shares, your request will be processed at the next NAV calculated after your order is received and accepted. Please note the following:

               - Cash, credit cards, third party checks and credit card checks will not be accepted.

               - All purchases must be made in U.S. dollars.

               - Checks must be drawn on a U.S. bank and made payable to Janus.

               - If a check does not clear your bank, the Fund reserves the right to cancel the purchase.

               - If the Fund is unable to debit your predesignated bank account on the day of purchase, it may make additional attempts or cancel the purchase.

               - The Fund reserves the right to reject any specific purchase request.

               If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. The Fund (or its agents) has the authority to redeem shares in your account(s) to cover any such losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

               ONCE YOU HAVE OPENED YOUR JANUS ACCOUNT, THE MINIMUM AMOUNT FOR AN ADDITIONAL INVESTMENT IS $100 ($50 FOR IRAS OR UGMA/UTMA ACCOUNTS). You may add to your account at any time through any of the following options:

               BY MAIL

               Complete the remittance slip attached at the bottom of your confirmation statement. If you are making a purchase into a

                                                        Shareholder's manual  19
               retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check made payable to Janus and remittance slip or written instructions to one of the addresses listed previously. You may also request a booklet of remittance slips for non-retirement accounts.

               BY TELEPHONE

               This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. To purchase shares by telephone, call an Investor Service Representative at 1-800-525-3713 during normal business hours or call the Janus XpressLine, 1-888-979-7737, for access to this option 24 hours a day. When you make an additional purchase by telephone, Janus will automatically debit your predesignated bank account for the desired amount. To establish the telephone purchase option on your new account, complete the "Telephone Purchase of Shares Option" section on the application and attach a "voided" check or deposit slip from your bank account. If your account is already established, call 1-800-525-3713 to request the appropriate form. This option will become effective ten days after the form is received.

               BY WIRE

               Purchases may also be made by wiring money from your bank account to your Janus account. Call 1-800-525-3713 to receive wiring instructions.

               BY INTERNET

               You must pre-establish the "Telephone Purchase of Shares Option" to make a purchase on our Web site at janus.com. If you have questions, please call 1-800-975-9932 to speak to a Janus representative.

 20 Janus Overseas Fund

               AUTOMATIC INVESTMENT PROGRAMS

               Janus offers several automatic investment programs to help investors achieve their financial goals as simply and conveniently as possible. You may open a new account with a $500 initial purchase and $100 automatic subsequent investments.

               AUTOMATIC MONTHLY INVESTMENT PROGRAM
               You select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. To establish this option, complete the "Automatic Monthly Investment Program" section on the application and attach a "voided" check from your bank account. If your Fund account is already established, call 1-800-525-3713 to request the appropriate form.

               PAYROLL DEDUCTION
               If your employer can initiate an automatic payroll deduction, you may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account. To obtain information on establishing this option, call 1-800-525-3713.

               BY SYSTEMATIC EXCHANGE
               With a Systematic Exchange you determine the amount of money ($100 minimum) you would like automatically exchanged from one Janus account to another on any day of the month. For more information on how to establish this option, call 1-800-525-3713.

HOW TO EXCHANGE SHARES

               On any business day, you may exchange all or a portion of your shares into any other available Janus fund.

               IN WRITING

               To request an exchange in writing, please follow the instructions for written requests on page 25.

                                                        Shareholder's manual  21

               BY TELEPHONE

               All accounts are automatically eligible for the telephone exchange option. To exchange shares by telephone, call an Investor Service Representative at 1-800-525-3713 during normal business hours or call the Janus XpressLine, 1-888-979-7737, for access to this option 24 hours a day.

               BY SYSTEMATIC EXCHANGE

               As noted above, you may establish a Systematic Exchange for as little as a $100 subsequent purchase per month on established accounts. You may establish a new account with a $500 initial purchase and subsequent $100 systematic exchanges. If the balance in the account you are exchanging from falls below the systematic exchange amount, all remaining shares will be exchanged and the program will be discontinued.

               BY INTERNET

               Exchanges may also be made on our Web site at janus.com.

               EXCHANGE POLICIES

               - Except for Systematic Exchanges, new accounts established by exchange must be opened with $2,500 or the total account value if the value of the account you are exchanging from is less than $2,500.

               - Exchanges between existing accounts must meet the $100
                 subsequent investment requirement.

               - You may make four exchanges out of the Fund during a calendar year (exclusive of Systematic Exchanges). Exchanges in excess of this limit may be subject to an exchange fee or may result in termination of the exchange privilege.

               - The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time. For example, the Fund may reject exchanges from accounts engaged

 22 Janus Overseas Fund
                 in or known to engage in trading in excess of the limit above (including market timing transactions).

               - Exchanges between accounts will be accepted only if the
                 registrations are identical.

               - If the shares you are exchanging are held in certificate form, you must return the certificate to your Fund prior to making any exchanges.

               - Be sure that you read the prospectus for the fund into which you are exchanging.

               - An exchange represents the sale of shares from one fund and the purchase of shares of another fund, which may produce a taxable gain or loss in a non-tax deferred account.

HOW TO REDEEM SHARES

               On any business day, you may redeem all or a portion of your shares. REMEMBER THAT THE FUND IS CLOSED TO NEW INVESTORS AND IF A TOTAL REDEMPTION IS MADE ADDITIONAL INVESTMENTS IN YOUR FUND ACCOUNT MIGHT NOT BE POSSIBLE.


               If the shares are held in certificate form, the certificate must be returned with or before your redemption request. Your transaction will be processed at the next NAV calculated after your order is received and accepted. The redemption may be suspended for 10 days following an address change unless a signature guarantee is provided.


               IN WRITING

               To request a redemption in writing, please follow the instructions for written requests noted on page 25.

               BY TELEPHONE

               Most accounts have the telephone redemption option, unless this option was specifically declined on the application or in writing. This option enables you to request redemptions daily from your account by calling 1-800-525-3713 by the close of the regular

                                                        Shareholder's manual  23
               trading session of the New York Stock Exchange ("NYSE"), normally 4:00 p.m., New York time. You may also use Janus XpressLine 1-888-979-7737, for access to this option 24 hours a day. (There is a daily limit of $100,000 per account for redemptions payable by check).

               BY INTERNET

               Redemptions may also be made on our Web site at janus.com.

               SYSTEMATIC REDEMPTION OPTION

               The Systematic Redemption Option allows you to redeem a specific dollar amount from your account on a regular basis. For more information or to request the appropriate form, please call 1-800-525-3713.

PAYMENT OF REDEMPTION PROCEEDS

               BY CHECK
               Redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request.

               BY ELECTRONIC TRANSFER
               If you have established the electronic redemption option, your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request (ACH transfer). Wire transfers will be charged an $8 fee per wire and your bank may charge an additional fee to receive the wire. ACH transfers are made free of charge. Wire redemptions are not available for retirement accounts.

               If you would like to establish the electronic redemption option on an existing account, please call 1-800-525-3713 to request the appropriate form.

 24 Janus Overseas Fund

               IF THE SHARES BEING REDEEMED WERE PURCHASED BY CHECK, TELEPHONE ON OUR WEB SITE, OR THROUGH THE AUTOMATIC MONTHLY INVESTMENT PROGRAM, THE FUND MAY DELAY THE PAYMENT OF YOUR REDEMPTION PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in Janus Money Market
               Fund - Investor Shares during the 15 day hold period.

WRITTEN INSTRUCTIONS

               To redeem or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed on page 14 and must include the following information:

               - the name of the Fund

               - the account number

               - the amount of money or number of shares being redeemed or exchanged

               - the name(s) on the account

               - the signature(s) of all registered account owners

               - your daytime telephone number

               SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

               INDIVIDUAL, JOINT TENANTS, TENANTS IN COMMON
               Written instructions must be signed by each shareholder, exactly as the names appear in the account registration.

               UGMA OR UTMA:
               Written instructions must be signed by the custodian in his/her capacity as it appears in the account registration.

               SOLE PROPRIETOR, GENERAL PARTNER
               Written instructions must be signed by an authorized individual in his/her capacity as it appears on the account registration.

                                                        Shareholder's manual  25

               CORPORATION, ASSOCIATION
               Written instructions must be signed by the person(s) authorized to act on the account. In addition, a certified copy of the corporate resolution authorizing the signer to act must accompany the request.

               TRUST
               Written instructions must be signed by the trustee(s). If the name(s) of the current trustee(s) does not appear in the account registration, a certificate of incumbency dated within 60 days must also be submitted.

               IRA
               Written instructions must be signed by the account owner. If you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 59 1/2) or premature (before age 59 1/2) and, if premature, whether any exceptions such as death or disability apply with regard to the 10% additional tax on early distributions.

SIGNATURE GUARANTEE

               In addition to the signature requirements, a SIGNATURE GUARANTEE IS ALSO REQUIRED if any of the following is applicable:

               - You request a redemption by check that exceeds $100,000.

               - You would like the check made payable to anyone other than the shareholder(s) of record.

               - You would like the check mailed to an address which has been changed within 10 days of the redemption request.

               - You would like the check mailed to an address other than the address of record.

               THE FUND RESERVES THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS. FOR MORE INFORMATION PERTAINING TO SIGNATURE GUARANTEES, PLEASE CALL 1-800-525-3713.

 26 Janus Overseas Fund

               HOW TO OBTAIN A SIGNATURE GUARANTEE

               A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

               If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES

               All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received and accepted by the Fund (or the Fund's agent or authorized designee). The Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. The NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. The Fund's portfolio securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

                                                        Shareholder's manual  27

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

               JANUS XPRESSLINE(TM)

               Janus XpressLine, our electronic telephone service, offers you 24-hour access by TouchTone(TM) telephone to obtain information on account balances, Fund performance or dividends. You can also make exchanges, purchases and redemptions in existing accounts, request literature about any Janus fund, or order duplicate statements. Janus XpressLine is accessed by calling 1-888-979-7737. Calls are limited to five minutes.

               JANUS WEB SITE

               Janus maintains a Web site located at JANUS.COM. You can purchase, exchange and redeem shares and access information such as your account balance and the Fund's NAV through the Web site. In order to engage in transactions on our Web site, you must authorize us to transmit account information online and accept online instructions (see janus.com and follow the procedures accordingly). You may also need to have bank account information, wire instructions or other options established on your account. The Fund and its agents will not be responsible for any losses resulting from unauthorized transactions on our Web site when procedures designed for engaging in such transactions are followed. If you have questions, please call 1-800-975-9932 to speak to a Janus representative.

               ACCOUNT MINIMUMS

               Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from accounts with values below the minimums described on page 16 or to close such accounts. This policy will apply to accounts participating in the Automatic Monthly Investment Program only if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to

 28 Janus Overseas Fund
               accounts that fall below the minimums solely as a result of market value fluctuations. It is expected that accounts will be valued in September and the $10 fee will be assessed on the second Friday of September of each year. You will receive notice before we charge the $10 fee or close your account so that you may increase your account balance to the required minimum.

               TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

               You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. A Processing Organization, rather than its customer, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates and certain Processing Organizations may receive compensation from the Fund for shareholder recordkeeping and similar services.

               TAXPAYER IDENTIFICATION NUMBER

               On the application or other appropriate form, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to the 31% backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold 31% of any dividends paid and redemption or exchange proceeds. In addition to the 31% backup withholding, you may be subject to a $50 fee to reimburse the Fund for any penalty that the IRS may impose.

                                                        Shareholder's manual  29

               SHARE CERTIFICATES


               Most shareholders choose not to hold their shares in certificate form because account transactions such as exchanges and redemptions cannot be completed until the certificate has been returned to the Fund. The Fund will issue share certificates upon written request only and reserves the right to charge a fee for this service. Share certificates will not be issued until the shares have been held for at least 15 days and will not be issued for accounts that do not meet the minimum investment requirements. Share certificates cannot be issued for retirement accounts. In addition, if the certificate is lost, there may be a replacement charge.


               INVOLUNTARY REDEMPTIONS

               The Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund.

               TELEPHONE TRANSACTIONS

               You may initiate many transactions by telephone. The Fund and its agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

               It may be difficult to reach an Investor Service Representative by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, please consider sending written instructions, stopping by a Service Center, calling the Janus XpressLine or visiting our Web site.

               TEMPORARY SUSPENSION OF SERVICES

               The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services.

 30 Janus Overseas Fund

               ADDRESS CHANGES

               To change the address on your account, call 1-800-525-3713 or send a written request signed by all account owners. Include the name of the Fund, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

               REGISTRATION CHANGES

               To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information call 1-800-525-3713.

               STATEMENTS AND REPORTS


               Investors participating in an automatic investment program will receive quarterly confirmations of all transactions. Dividend information will be distributed annually. In addition, the Fund will send you an immediate transaction confirmation statement after every non-systematic transaction.



               The Fund produces financial reports, which include a list of the Fund's portfolio holdings, semiannually and updates its prospectus annually. To reduce expenses, the Fund may choose to mail only one report or prospectus to your household, even if more than one person in the household has a Fund account. Please call 1-800-525-3713 if you would like to receive additional reports or prospectuses. The Fund reserves the right to charge a fee for additional statement and report requests.


                                                        Shareholder's manual  31

Management of the fund

INVESTMENT ADVISER

               Janus Capital Corporation, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Fund and is responsible for the day-to-day management of its investment portfolio and other business affairs.

               Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

               Janus Capital furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are affiliated with Janus Capital.

               The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The advisory agreement with the Fund spells out the management fee and other expenses that the Fund must pay.

               The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. The Annual Fund Operating Expenses table on page 4 lists the actual management fee and total operating expenses of the Fund for the most recent fiscal year.

 32 Janus Overseas Fund

PORTFOLIO MANAGERS

HELEN YOUNG HAYES
--------------------------------------------------------------------------------
                   is Executive Vice President and co-manager of the Fund, which she has managed since its inception. Ms. Hayes joined Janus Capital in 1987 and has also managed or co-managed Janus Worldwide Fund since its inception. She holds a Bachelor of Arts in Economics from Yale University and received the Chartered Financial Analyst designation.

LAURENCE J. CHANG
--------------------------------------------------------------------------------

                   is Executive Vice President and co-manager of the Fund, which he has co-managed since April 1998, and assistant portfolio manager of Janus Worldwide Fund. Mr. Chang joined Janus Capital in 1993 as a research analyst. He received an undergraduate degree with honors in Religion and Philosophy from Dartmouth College and a Master's Degree in Political Science from Stanford University. Mr. Chang received the Chartered Financial Analyst designation.


                                                      Management of the fund  33

Other information

               SIZE OF THE FUND

               The Fund has discontinued sales of its shares because its management and the Trustees believe that a substantial increase in size may adversely affect the Fund's ability to achieve its investment objective by reducing its flexibility in making investments and in effecting portfolio changes. Although sales to new investors have been discontinued, existing shareholders are permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions. See the Shareholder's Manual beginning on page 14.

               YEAR 2000


               Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has devoted considerable internal resources and has engaged one of the foremost experts in the field to help achieve Year 2000 readiness. Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Fund with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Fund invests or worldwide markets and economies.




 34 Janus Overseas Fund

                                                         Distributions and taxes

DISTRIBUTIONS


               To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net gains realized on its investments annually. The Fund's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and paid in December.


               HOW DISTRIBUTIONS AFFECT A FUND'S NAV

               Distributions are paid to shareholders as of the record date of the distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.

               "BUYING A DIVIDEND"


               If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the


                                                     Distributions and taxes  35
               increase in NAV of the Fund, whether or not you reinvested the dividends.

DISTRIBUTION OPTIONS

               When you open an account, you must specify on your application how you want to receive your distributions. You may change your distribution option at any time by writing the Fund at one of the addresses listed on page 14 or calling 1-800-525-3713. The Fund offers the following options:

               1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares. This option is assigned automatically if no other choice is made.

               2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

               3. REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

               4. REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.

               The Fund reserves the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

TAXES


               As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a Fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.


               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You may wish to consult your own tax

 36 Janus Overseas Fund
               adviser. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Dividends and distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the source of the Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year.

               TAXATION OF THE FUND

               Dividends, interest and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

               The Fund does not expect to pay federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meets these requirements so that any earnings on your investment will not be taxed twice.

                                                     Distributions and taxes  37

Financial highlights


               The financial highlights table is intended to help you understand the Fund's financial performance through October 31st of each fiscal period shown. Items 1 through 9 reflect financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request and incorporated by reference into the SAI.



                                JANUS OVERSEAS FUND
------------------------------------------------------------------------------------
                                                 Periods ending October 31st
                                          1998     1997     1996    1995    1994>(1)
  1. NET ASSET VALUE, BEGINNING OF
     PERIOD                              $17.94   $14.81   $11.58   $10.36   $10.00
    INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                 0.08     0.04     0.10    0.12    (0.02)
  3. Net gains or (losses) on
     securities (both realized and
     unrealized)                           0.54     3.39     3.34    1.10      0.38
  4. Total from investment operations      0.62     3.43     3.44    1.22      0.36
    LESS DISTRIBUTIONS:
  5. Dividends (from net investment
     income)                             (0.10)   (0.04)   (0.11)      --        --
  6. Dividends (in excess of net
     investment income)                      --       --       --      --        --
  7. Distributions (from capital gains)  (0.51)   (0.26)   (0.10)      --        --
  8. Total distributions                 (0.61)   (0.30)   (0.21)      --        --
  9. NET ASSET VALUE, END OF PERIOD      $17.95   $17.94   $14.81   $11.58   $10.36
 10. Total return*                        3.55%   23.56%   30.19%   11.78%    3.60%
 11. Net assets, end of period (in
     millions)                           $3,889   $3,205     $773    $111       $64
 12. Average net assets for the period
     (in millions)                       $3,949   $2,093     $335     $78       $37
 13. Ratio of gross expenses to average
     net assets**                         0.96%    1.03%    1.26%   1.76%       N/A
 14. Ratio of net expenses to average
     net assets**                         0.94%    1.01%    1.23%   1.73%     2.16%
 15. Ratio of net investment
     income/(loss) to average net
     assets**                             0.58%    0.81%    0.73%   0.36%   (0.64%)
 16. Portfolio turnover rate**             105%      72%      71%    188%      181%
-------------------------------------------------------------------------


(1) Fiscal period from May 2, 1994 (inception) to October 31, 1994.
  * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

 38 Janus Overseas Fund

                                                    Glossary of investment terms

               This glossary provides a more detailed description of some of the types of securities and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company, and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are equity securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks

                                                Glossary of investment terms  39

               (Global or European Depositary Receipts) and broker- dealers (depositary shares).

               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

               PASSIVE FOREIGN INVESTMENT COMPANIES ("PFICS") are any foreign corporations which generate amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be

 40 Janus Overseas Fund
               distributed, before the securities are sold and before cash is received to pay the distributions.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               REPURCHASE AGREEMENTS involve the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually heavy redemption requests, or for other temporary or emergency purposes.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

                                                Glossary of investment terms  41

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               WARRANTS are securities, typically issued with preferred stocks or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Fund may enter into forward currency contracts to hedge against declines on the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Fund may buy and sell futures contracts on foreign currencies, securities and financial indices

 42 Janus Overseas Fund
               including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Fund may purchase and write put and call options on securities, securities indices and foreign currencies.

                                                Glossary of investment terms  43

                       This page intentionally left blank

                       This page intentionally left blank

[JANUS LOGO]

          1-800-525-3713
          P.O. Box 173375
          Denver, Colorado 80217-3375
          janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting Janus at 1-800-525-3713 or visiting our Web site at janus.com. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Other information is also available from financial intermediaries that sell shares of the Fund.

The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review the Fund's Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

              Investment Company Act File No. 811-1879

  3166

                             [JANUS LOGO]

                       Janus Money Market Funds
                       Institutional Shares

                                    PROSPECTUS

                                    FEBRUARY 17, 1999
                                    Janus Money Market Fund
                                    Janus Government Money Market Fund
                                    Janus Tax-Exempt Money Market Fund

                       Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund are designed for investors who seek maximum current income consistent with stability of capital. This prospectus offers a separate class of shares of each Fund (collectively, the "Shares") exclusively to institutional and individual clients meeting minimum investment requirements ($5,000,000 for Janus Money Market Fund and $250,000 for Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund). Each Fund is a separate series of Janus Investment Fund, an open-end management investment company.

                       THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                                                              Table of contents

                RISK/RETURN SUMMARY
                   Janus Money Market Fund......................    2
                   Janus Government Money Market Fund...........    2
                   Janus Tax-Exempt Money Market Fund...........    2
                   Fees and expenses............................    5
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment objectives and principal
                   investment strategies........................    6
                   Common investment policies...................    7
                   Types of investments.........................    7
                   Common investment techniques.................   10
                MANAGEMENT OF THE FUNDS
                   Investment adviser...........................   13
                   Portfolio managers...........................   13
                   Assistant portfolio manager..................   14
                DISTRIBUTIONS AND TAXES............ ............   15
                FINANCIAL HIGHLIGHTS.............. .............   17
                OTHER INFORMATION............... ...............   20
                SHAREHOLDER'S GUIDE
                   How to open an account.......................   24
                   Purchasing shares............................   25
                   How to exchange shares.......................   28
                   How to redeem shares.........................   28
                   Special shareholder services and other
                   information..................................   30


                                                            Table of contents  1

Risk return summary

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE MONEY MARKET FUNDS?

--------------------------------------------------------------------------------

               - JANUS MONEY MARKET FUND and JANUS GOVERNMENT MONEY MARKET
                 FUND seek maximum current income to the extent consistent with stability of capital.

               - JANUS TAX-EXEMPT MONEY MARKET FUND seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.

               The Funds' Trustees may change these objectives without a shareholder vote and the Funds will notify you of any changes that are material. If there is a material change in a Fund's objective or policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that any Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE MONEY MARKET FUNDS?

               The Money Market Funds will invest only in high-quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital.

               JANUS MONEY MARKET FUND invests primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

               JANUS GOVERNMENT MONEY MARKET FUND invests exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations.

               JANUS TAX-EXEMPT MONEY MARKET FUND invests primarily in municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. The Fund may invest up to 20% of its net assets in taxable securities and may invest without limit in cash and cash equivalents that may be

 2 Janus Money Market Funds - Institutional Shares
               federally taxable to the extent the portfolio manager cannot locate investment opportunities with desirable risk/reward characteristics.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE MONEY MARKET FUNDS?

               The Funds' yields will vary as the short-term securities in their portfolios mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of a Fund's yield may be eroded by inflation. Although the Money Market Funds invest only in high-quality, short-term money market instruments, there is a risk that the value of the securities they hold will fall as a result of changes in interest rates, an issuer's actual or perceived credit-worthiness or an issuer's ability to meet its obligations.

               Economic, business, or political development or change affecting tax-exempt securities may affect Janus Tax-Exempt Money Market Fund's holdings similarly. This could result in increased variability of performance. Income from the Fund's investments may be taxable by your state or local government.

               An investment in the Money Market Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Funds.


               The following information illustrates how Institutional Shares of each Money Market Fund's performance has varied over time. The bar charts depict the change in performance from year to year.


                                                          Risk return summary  3

                JANUS MONEY MARKET FUND - INSTITUTIONAL SHARES

A BAR CHART showing Annual Total Returns for Janus Money Market Fund - Institutional Shares from 1996 through 1998:

                Annual returns for periods ended 12/31

                5.53%          5.72%          5.67%
                1996           1997           1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

                Best Quarter:  4th-1997 1.45%;  Worst Quarter:  1st-1997 1.33%



                JANUS GOVERNMENT MONEY MARKET FUND - INSTITUTIONAL SHARES

A BAR CHART showing Annual Total Returns for Janus Government Money Market Fund
- Institutional Shares from 1996 through 1998:

                Annual returns for periods ended 12/31

                5.44%          5.59%           5.53%
                1996           1997            1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

                Best Quarter:  4th-1997 1.42%;  Worst Quarter:  1st-1997 1.29%


                JANUS TAX-EXEMPT MONEY MARKET FUND - INSTITUTIONAL SHARES

A BAR CHART showing Annual Total Returns for Janus Tax-Exempt Money Market Fund
- Institutional Shares from 1996 through 1998.

                Annual returns for periods ended 12/31

                3.64%          3.68%             3.65%
                1996           1997              1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

                Best Quarter:  2nd-1997 0.98%;  Worst Quarter:  1st-1997 0.81%



               The 7-day yield on December 31, 1998 was 5.43% for Janus Money Market Fund - Institutional Shares; 5.17% for Janus Government Money Market Fund - Institutional Shares; and 3.92% for Janus Tax-Exempt Money Market Fund - Institutional Shares, respectively. For the Funds' current yields, call the Janus XpressLine(TM) at 1-888-979-7737.


               The Money Market Funds' past performance does not necessarily indicate how they will perform in the future.

 4 Janus Money Market Funds - Institutional Shares

FEES AND EXPENSES

               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Funds.

               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.


               This table describes the fees and expenses that you may pay if you buy and hold Shares of the Funds. It is based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended October 31, 1998.


                                  Janus Money      Janus Government    Janus Tax-Exempt
      Institutional Shares        Market Fund      Money Market Fund   Money Market Fund
   Management Fee                    .20 %               .20 %               .20 %
   Other Expenses                    .15 %               .15 %               .15 %
   Total Annual Fund
     Operating Expenses
     Without Waivers*                .35 %               .35 %               .35 %
   Total Waivers                    (.20)%              (.20)%              (.20)%
   Total Annual Fund
     Operating Expenses With
     Waivers*                        .15 %               .15 %               .15 %


  * All expenses are stated both with and without contractual waivers by Janus Capital. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory agreements.


  EXAMPLE:
  THE FOLLOWING EXAMPLE IS BASED ON FUND EXPENSES WITHOUT WAIVERS.
  This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 Year    3 Years    5 Years    10 Years
                                             ----------------------------------------
   Janus Money Market Fund                    $36       $113       $197        $443
   Janus Government Money Market Fund         $36       $113       $197        $443
   Janus Tax-Exempt Money Market Fund         $36       $113       $197        $443

                                                          Risk return summary  5

Investment objectives, principal
           investment strategies
           and risks

               This section takes a closer look at the investment objective of each of the Funds, their principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Money market funds are subject to certain specific SEC rule requirements. Among other things, the Funds are limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).

               JANUS MONEY MARKET FUND
               Janus Money Market Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

               JANUS GOVERNMENT MONEY MARKET FUND
               Janus Government Money Market Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations.

               JANUS TAX-EXEMPT MONEY MARKET FUND
               Janus Tax-Exempt Money Market Fund seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. It pursues it objective by investing primarily in municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. The Fund may invest up to 20% of its net assets in

 6 Janus Money Market Funds - Institutional Shares
               taxable securities and may invest without limit in cash and cash equivalents to the extent the portfolio manager cannot locate investment opportunities with desirable risk/reward characteristics.

               COMMON INVESTMENT POLICIES

               Each of the Money Market Funds will:

               - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus
                 Capital

               - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

               - maintain a dollar-weighted average portfolio maturity of 90 days or less

               TYPES OF INVESTMENTS

               JANUS MONEY MARKET FUND

               Janus Money Market Fund invests primarily in:

               - high quality debt obligations

               - obligations of financial institutions

               This Fund may also invest (to a lesser degree) in:

               - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)

               - municipal securities

               DEBT OBLIGATIONS
               The Fund may invest in debt obligations of domestic issuers. Debt obligations include:

               - commercial paper

               - notes and bonds

             Investment objectives, principal investment strategies and risks  7

               - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

               - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

               OBLIGATIONS OF FINANCIAL INSTITUTIONS
               Examples of obligations of financial institutions include:

               - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

               - Eurodollar and Yankee bank obligations (Eurodollar bank
                 obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks)

               - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

               Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

 8 Janus Money Market Funds - Institutional Shares

               JANUS GOVERNMENT MONEY MARKET FUND

               Janus Government Money Market Fund invests exclusively in:

               - U.S. Government Securities

               - repurchase agreements secured by such obligations

               JANUS TAX-EXEMPT MONEY MARKET FUND

               Janus Tax-Exempt Money Market Fund invests primarily in municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. However, this Fund reserves the right to invest:

               - up to 20% of its net assets in securities whose interest is federally taxable

               - without limit in cash and cash equivalents, including
                 obligations that may be federally taxable (when its portfolio manager is unable to locate investment opportunities with desirable risk/reward characteristics)

               MUNICIPAL SECURITIES
               Municipal securities include:

               - municipal notes

               - short-term municipal bonds

               - participation interests in municipal securities

               At times, the Fund may invest more than 25% of its total assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one such security could similarly affect the other securities. Examples include securities whose issuers are located in the same state, or securities whose interest is derived from revenues of similar type projects. The Fund may also invest more than 25% of its assets in industrial development bonds or participation interests therein.

             Investment objectives, principal investment strategies and risks  9

               Yields on municipal securities are dependent on a variety of factors, including general market conditions, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities investments may lose money if the municipal securities issuer does not pay principal and interest when due. Bankruptcy, insolvency and other laws affecting the rights and remedies of creditors may affect the issuer's ability to pay.

               MUNICIPAL LEASES
               The Fund may invest in municipal leases or participation interests therein. The issuing municipality's credit will not necessarily back a lease obligation. Interest on lease obligations may become taxable if the lease is assigned. The Fund may incur losses if the issuer does not appropriate funds for the lease payment on an annual basis.

               TAXABLE INVESTMENTS
               As discussed above, although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income tax, the Fund may under certain circumstances invest in certain securities whose interest is subject to such taxation, as described under Janus Money Market Fund's investments.

               COMMON INVESTMENT TECHNIQUES

               The following is a description of other investment techniques that the Money Market Funds may use:

               PARTICIPATION INTERESTS
               A participation interest gives a Money Market Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.

               DEMAND FEATURES
               Demand features give the Money Market Funds the right to resell securities at specified periods prior to their maturity dates.

 10 Janus Money Market Funds - Institutional Shares

               Demand features may shorten the life of a variable or floating rate security, enhance the instrument's credit quality and provide a source of liquidity.

               Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Money Market Funds' investments may be dependent in part on the credit quality of the banks supporting the Money Market Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support. A substantial portion of the Janus Tax-Exempt Money Market Fund's portfolio in particular may consist of securities backed by banks and other financial institutions, and thus adverse changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

               VARIABLE AND FLOATING RATE SECURITIES
               The Money Market Funds may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

               MORTGAGE- AND ASSET-BACKED SECURITIES
               The Money Market Funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association, Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, or other governmental or government-related entity. Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.

            Investment objectives, principal investment strategies and risks  11

               Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

               REPURCHASE AGREEMENTS
               Each Money Market Fund may enter into a collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

               If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Money Market Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

 12 Janus Money Market Funds - Institutional Shares

                           Management of the Funds

INVESTMENT ADVISER

               Each Fund has a separate Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4923. Janus Capital has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.


               Pursuant to the Investment Advisory Agreements, Janus Capital furnishes continuous advice and recommendations concerning each Fund's investments. Each of the Funds has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate of 0.20% of the value of the average daily net assets of each Fund. However, Janus Capital has agreed to waive a portion of its fee and accordingly, the advisory fee of each Fund will be calculated at the annual rate of 0.10% of the value of each Fund's average daily net assets. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory agreements. You will be notified of any change in this limit.


PORTFOLIO MANAGERS


SHARON S. PICHLER

--------------------------------------------------------------------------------

                   is Executive Vice President of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund. She is portfolio manager of Janus Money Market Fund and Janus Tax-Exempt Money Market Fund, which she has managed since inception. She previously served as portfolio manager of Janus Government Money Market Fund from inception to February 1999. She holds a Bachelor of Arts in Economics from Michigan State University and a Master of Business Administration from the University of Texas at San Antonio. Ms. Pichler received the Chartered Financial Analyst designation.


                                                     Management of the Funds  13

J. ERIC THORDERSON

--------------------------------------------------------------------------------

                   is portfolio manager of Janus Government Money Market Fund which he has managed since February 1999. Prior to assuming management of the Fund, he served as assistant portfolio manager of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund. He joined Janus Capital in May 1996 as a senior fixed income analyst. Prior to joining Janus Capital, he was a portfolio manager for USAA Investment Management Company from 1991 to 1996. He holds a Bachelor of Arts in Business Administration from Wayne State University and a Master's Degree in Business Administration from the University of Illinois. Mr. Thorderson received the Chartered Financial Analyst designation.



ASSISTANT PORTFOLIO MANAGER



JEANINE M. MORRONI

--------------------------------------------------------------------------------

                   is assistant portfolio manager of Janus Government Money Market Fund. Ms. Morroni joined Janus Capital in January 1994 as a Fund Accountant and began trading short-term securities in July 1994. She has been a credit analyst for the Money Market Funds since 1996. Prior to joining Janus Capital, she worked as a Fund Accountant at Oppenheimer Management Corporation. She holds a Bachelor of Science in Accounting from Colorado State University. She is a candidate for the Chartered Financial Analyst designation.


 14 Janus Money Market Funds - Institutional Shares

                           Distributions and taxes

               Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. Distributions will be reinvested in Shares of a Fund or wired to a predesignated bank account at the election of the shareholder. If no election is made, all distributions will be reinvested in additional Shares of a Fund.


               Shares purchased by wire on a day on which the New York Stock Exchange ("NYSE") and the Federal Reserve Banks are open ("bank business day") will receive that day's dividend if the purchase is effected prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares begin to accrue dividends on the first bank business day following receipt of the order.



               Redemption orders effected on any particular day will generally receive dividends declared through the day of redemption. However, redemptions made by wire which are received prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated account on that day and that day's dividend will not be received. Requests for redemptions made by wire which are received after 3:00 p.m. for Janus Money Market Fund, after 5:00 p.m. for Janus Government Money Market Fund, and after 12:00 p.m. for Janus Tax-Exempt Money Market Fund will be processed on that day and receive that day's dividend, but will not be wired until the following bank business day.


               The Funds reserve the right to require purchase and redemption requests prior to these times on days when the bond market or the NYSE close early.

                                                     Distributions and taxes  15

               Distributions for all of the Funds (except Janus Tax-Exempt Money Market Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received in cash or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year. Because the Funds are money market funds, they do not anticipate making any capital gains distributions.

               Janus Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax. However, dividends attributable to interest on taxable investments, together with distributions from any net realized capital gains, are taxable. In addition, interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent that the Fund earns such income, shareholders who are subject to the alternative minimum tax must include such income as a preference item. The Fund will advise shareholders of the percentage of dividends, if any, subject to the alternative minimum tax.


               Dividends and capital gains distributions may also be subject to state and local taxes. In certain states some portion of dividends and distributions (depending on the sources of the Fund's net income) of Janus Tax-Exempt Money Market Fund may be exempt from state and local taxes. Shareholders should consult their own tax adviser regarding exemption from any applicable state and local tax, as well as the tax treatment of any dividends or distributions from the Shares.


               The Funds intend to comply with provisions of the Internal Revenue Code applicable to investment companies, and thus it is not expected that any of the Funds will be required to pay any federal income or excise taxes. The SAI further explains the Funds' tax status.

 16 Janus Money Market Funds - Institutional Shares

                             Financial highlights


               The financial highlights tables are intended to help you understand the financial performance of the Fund's Shares through October 31st of each fiscal period shown. Items 1 through 8 reflect financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Shares of each of the Funds, (assuming the reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.



                     JANUS MONEY MARKET FUND - INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------
                                                         Periods ending October 31st
                                                       1998     1997     1996    1995(1)
  1.  NET ASSET VALUE, BEGINNING OF PERIOD             $1.00    $1.00    $1.00    $1.00
      INCOME FROM INVESTMENT OPERATIONS:
  2.  Net investment income                             0.06     0.06     0.05     0.03
  3.  Net gains or (losses) on securities (both
      realized and unrealized)                            --       --       --       --
  4.  Total from investment operations                  0.06     0.06     0.05     0.03
      LESS DIVIDENDS AND DISTRIBUTIONS:
  5.  Dividends (from net investment income)          (0.06)   (0.06)   (0.05)   (0.03)
  6.  Distributions (from capital gains)                  --       --       --       --
  7.  Total dividends and distributions               (0.06)   (0.06)   (0.05)   (0.03)
  8.  NET ASSET VALUE, END OF PERIOD                  $1.00    $1.00    $1.00    $1.00
  9.  Total return*                                    5.72%    5.71%    5.61%    3.25%
  10. Net assets, end of period (in millions)         $4,974   $2,771   $1,706     $305
  11. Average net assets for the period (in
      millions)                                       $3,621   $2,545     $874     $202
  12. Ratio of expenses to average net assets**        0.15%(2)  0.15%(2)  0.15%(2)  0.15%(2)
  13. Ratio of net investment income to average net
      assets**                                         5.58%    5.54%    5.41%    5.86%
----------------------------------------------------------------------------------------


(1) Period from April 17, 1995 (inception of Shares) through October 31, 1995.
(2) The ratio was .35% before waiver.
 *  Total return is not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.

                                                        Financial highlights  17

                JANUS GOVERNMENT MONEY MARKET FUND -INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------
                                                         Periods ending October 31st
                                                       1998     1997     1996    1995(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD              $1.00    $1.00    $1.00    $1.00
    INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                              0.05     0.05     0.05     0.03
  3. Net gains or (losses) on securities (both
     realized and unrealized)                             --       --       --       --
  4. Total from investment operations                   0.05     0.05     0.05     0.03
    LESS DIVIDENDS AND DISTRIBUTIONS:
  5. Dividends (from net investment income)           (0.05)   (0.05)   (0.05)   (0.03)
  6. Distributions (from capital gains)                   --       --       --       --
  7. Total dividends and distributions                (0.05)   (0.05)   (0.05)   (0.03)
  8. NET ASSET VALUE, END OF PERIOD                    $1.00    $1.00    $1.00    $1.00
  9. Total return*                                     5.59%    5.58%    5.50%    3.20%
  10. Net assets, end of period (in millions)           $821      $36      $59      $44
  11. Average net assets for the period (in
      millions)                                         $321      $57      $53      $25
  12. Ratio of expenses to average net assets**        0.15%(2)  0.15%(2)  0.15%(2)  0.15%(2)
  13. Ratio of net investment income to average net
      assets**                                         5.42%    6.04%    5.34%    5.75%
----------------------------------------------------------------------------------------


(1) Period from April 17, 1995 (inception of Shares) through October 31, 1995.
(2) The ratio was .35% before waiver.
 *  Total return is not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.

 18 Janus Money Market Funds - Institutional Shares

               JANUS TAX-EXEMPT MONEY MARKET FUND - INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------
                                                         Periods ending October 31st
                                                       1998     1997     1996    1995(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD              $1.00    $1.00    $1.00    $1.00
    INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                              0.04     0.04     0.04     0.02
  3. Net gains or (losses) on securities (both
     realized and unrealized)                             --       --       --       --
  4. Total from investment operations                   0.04     0.04     0.04     0.02
    LESS DIVIDENDS AND DISTRIBUTIONS:
  5. Dividends (from net investment income)           (0.04)   (0.04)   (0.04)   (0.02)
  6. Distributions (from capital gains)                   --       --       --       --
  7. Total dividends and distributions                (0.04)   (0.04)   (0.04)   (0.02)
  8. NET ASSET VALUE, END OF PERIOD                    $1.00    $1.00    $1.00    $1.00
  9. Total return*                                     3.67%    3.67%    3.74%    2.09%
  10. Net assets, end of period (in millions)            $41       $4       $2      $11
  11. Average net assets for the period (millions)       $19       $3       $2       $1
  12. Ratio of expenses to average net assets**        0.15%(2)  0.15%(2)  0.15%(2)  0.15%(2)
  13. Ratio of net investment income to average net
      assets**                                         3.60%    3.94%    3.82%    3.82%
----------------------------------------------------------------------------------------


(1) Period from April 17, 1995 (inception of Shares) through October 31, 1995.
(2) The ratio was .35% before waiver.
 *  Total return is not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.

                                                        Financial highlights  19

Other information

               CLASSES OF SHARES

               Each Fund currently offers three classes of shares by separate prospectuses. The Shares offered by this Prospectus are available only to institutional clients, including corporations, foundations and trusts, and individuals meeting certain minimum investment requirements. A second class of shares of each Fund, Service Shares, are available only through banks or other Financial Institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs. A third class of shares of each Fund, Investor Shares, are available to the general public. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information, please call Janus Extended Services at 1-800-29JANUS.

               SIGNIFICANT SHAREHOLDERS


               As of January 20, 1999, the following shareholder owned more than 25% of the Shares of Janus Government Money Market Fund:



                                                                 Percentage
                Shareholder                      Address         Ownership
                -----------------------------------------------------------
                Janus Twenty Fund         100 Fillmore Street,    61.13%
                                          Denver, CO 80206-4928
                -----------------------------------------------------------



               As of January 20, 1999, the following shareholder owned more than 25% of the Shares of Janus Tax-Exempt Money Market Fund:



                                                                 Percentage
                Shareholder                      Address         Ownership
                -----------------------------------------------------------
                Janus Capital             100 Fillmore Street,    84.67%
                  Corporation             Denver, CO 80206-4928
                -----------------------------------------------------------


               Thus, these shareholders may have the power to control any vote of the Shares of these Funds.

 20 Janus Money Market Funds - Institutional Shares

               YEAR 2000

               Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has devoted considerable internal resources and has engaged one of the foremost experts in the field to help achieve Year 2000 readiness. Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Funds with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Funds invest or worldwide markets and economies.

                                                           Other Information  21

Janus Money Market Funds -
  Institutional Shares

                   Shareholder's
                   Guide

                   This section contains information
                   about opening your account with
                   Janus, purchases and redemptions,
                   and other services and options
                   available to shareholders.

                   You may visit our Web site at
                   janus.com for more information
                   about the Shares.

                                                    [JANUS LOGO]

HOW TO OPEN AN ACCOUNT

               ESTABLISHING YOUR ACCOUNT

               The Application enclosed with this Prospectus describes the options available to you as an institutional shareholder of the Funds. After reviewing the Application carefully, complete, sign and forward it to:

                Via Regular Mail           Via Express Mail - Overnight Delivery
                Janus                      Janus
                P.O. Box 173375            100 Fillmore Street
                Denver, CO 80217-3375      Denver, CO 80206-4928
                Attn: Extended Services    Attn: Extended Services

               Do not include any purchase money with the Application. All purchases of Shares should be effected by wire transfer. See "Purchasing Shares." The Funds reserve the right to suspend the offering of the Shares for a period of time and to reject any specific purchase request.

               You may set up your account for Investment Retirement Plan rollovers (in excess of $250,000) under a tax-sheltered retirement plan. A retirement plan allows you to shelter your investment income from current income taxes. A contribution to these plans may also be tax deductible. Distributions from a retirement plan are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 59 1/2.

               Please refer to the Janus IRA booklet for complete information regarding IRAs. You will need a special application to be enrolled in the plan. For an application and more details, call 1-800-525-3713.

               TAXPAYER IDENTIFICATION NUMBERS

               On the application or other appropriate form, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are

 24 Janus Money Market Funds - Institutional Shares
               subject to the 31% backup withholding or you did not certify your taxpayer identification, the IRS requires the Funds to withhold 31% of any dividends paid and redemption or exchange proceeds. In addition, to the 31% backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

               DISTRIBUTION OPTIONS

               Shareholders have the option of having their dividends and distributions automatically reinvested in Shares of a Fund or wired to a predesignated bank account. If no election is made, all dividends and distributions will be reinvested in additional Shares.

PURCHASING SHARES


               You must establish a Fund account and receive an account number before making purchases by wire. Contact the Institutional Services Money Desk at 1-800-29JANUS for complete instructions. Purchase requests received before 3:00 p.m. for Janus Money Market Fund, (New York time) 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day will receive dividends declared on the purchase date (the daily yield for the Funds is calculated after these times). In addition, the Funds' transfer agent must receive payment in federal funds by 6:00 p.m. (New York time). If your payment on a purchase order is not received by this time, your purchase may be canceled. You will be responsible for any losses or expenses incurred by the Fund, Janus Capital, Janus Service Corporation or Janus Distributors, Inc., and the Fund can redeem shares you own in this or another identically registered Janus fund as reimbursement. The Funds and their agent have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment. The Funds also reserve the right to require purchase requests and payments prior to these times on days when the bond market or the NYSE close early. Purchase orders received after these times will receive the dividend declared the following day.


                                                         Shareholder's guide  25

               Complete information regarding your account must be included in all wire instructions in order to facilitate prompt and accurate handling of investments. Please contact the Institutional Services Money Desk at 1-800-29JANUS when you intend to make a wire purchase. The Funds do not charge any fees for transactions by wire in Shares of the Funds.

               Once you have established a Fund account, you may purchase Shares for such account or open additional accounts with other Funds at any time. The Funds reserve the right to suspend the offering of Shares for a period of time and to reject any specific purchase request. If you have any questions, please call 1-800-29JANUS.

MINIMUM INVESTMENT

               JANUS MONEY MARKET FUND

               The minimum investment for the Institutional Shares of Janus Money Market Fund is $5,000,000. Shares may be purchased with an initial $250,000 investment, however, the $5,000,000 minimum must be reached within six months of opening the account. Shareholders who do not reach or maintain the $5,000,000 minimum will be given the option of (1) exchanging into Investor Shares of Janus Money Market Fund, Institutional Shares of Janus Government Money Market Fund or Janus Tax-Exempt Money Market Fund, or shares of another Janus fund or (2) having their shares redeemed. Shareholders' balances that fall below the required minimum will have 30 days to reach an account balance of $5,000,000.

               JANUS GOVERNMENT MONEY MARKET FUND AND JANUS TAX-EXEMPT MONEY MARKET FUND

               The minimum initial investment in these shares is $250,000. The Funds may, in their discretion, waive this minimum under certain circumstances but, in such event, the minimum must be reached within 90 days of opening the account. Shareholders who do not maintain the $250,000 minimum will be given the option of

 26 Janus Money Market Funds - Institutional Shares
               exchanging into Investor Shares or shares of another Janus fund or having their Shares redeemed.

NET ASSET VALUE


               The net asset value of the Shares is determined at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m., New York time) each day that both the Exchange and the Federal Reserve Banks are open, except that Janus Government Money Market Fund's NAV is normally calculated at 5:00 p.m. (New York time) on such days. The NAV of Fund shares is not determined on the days the NYSE is closed (generally, New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas) and when the Federal Reserve Banks are closed (generally, the same days as the NYSE is closed and also Columbus Day and Veterans' Day). NAV per share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding. Portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.


SHARE CERTIFICATES

               Share certificates are not available for the Shares in order to maintain the general liquidity that is representative of a money market fund and to help facilitate transactions in shareholder accounts.

                                                         Shareholder's guide  27

HOW TO EXCHANGE SHARES

               The Janus funds include several funds with a variety of investment objectives. You may exchange your Shares for shares of any other Janus fund that is available to the public and registered in your state of residence. There are certain procedures which should be followed to effect the transfer of the entire or partial balance in your Shares to one of the other Janus funds. The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time. For example, the Funds may reject exchanges from accounts engaged in excessive trading (including market timing transactions) that are detrimental to the Funds. If you would like more information regarding this option, please call Institutional Services at 1-800-29JANUS.

HOW TO REDEEM SHARES

               PARTIAL OR COMPLETE REDEMPTIONS

               You may redeem all or a portion of your Shares on any business day. Your Shares will be redeemed at the NAV next calculated after your Fund has received your redemption request in good order and meeting all the requirements of this Prospectus. Proceeds of such redemption generally will be wired to your predesignated bank account as of the day of redemption, or, if that day is a bank holiday, on the next bank business day.

               IN WRITING

               To redeem all or part of your Shares in writing, send a letter of instruction to the following address:

                Via Regular Mail           Via Express Mail - Overnight Delivery
                Janus                      Janus
                P.O. Box 173375            100 Fillmore Street
                Denver, CO 80217-3375      Denver, CO 80206-4928
                Attn: Extended Services    Attn: Extended Services

               The letter should be on company letterhead (in the case of institutional clients) and should specify the name of the Fund, the

 28 Janus Money Market Funds - Institutional Shares
               number of Shares or dollars being redeemed, the account number, appropriate wiring instructions, the name(s) on the account, your name and your daytime telephone number. The letter must be signed by an authorized person whose signature is on file with the Fund.

               For IRA shareholders, written instructions must be signed by the account owner. If you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 59 1/2) or premature (before age 59 1/2) and, if premature, whether any exceptions apply with regard to the 10% additional tax on early distributions.

               BY TELEPHONE


               Shares may be redeemed by telephone. If a request for a redemption is received by 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day, Shares will be redeemed and the redemption amount wired in federal funds to the shareholder's predesignated bank account that day. After these times, a redemption request will be processed at that day's NAV and will include that day's dividends, but generally will not be wired until the next bank business day. The Funds reserve the right to require redemption requests prior to these times on days when the bond market or NYSE close early. There is no fee for redemptions by wire.


               BY A FUND

               Your account may be terminated by your Fund if, due to the transfer or redemption of Shares, the value of the remaining Shares in your account falls below the minimum investment required to open a new account, or if you engage in illegal or other conduct detrimental to the Funds. In the case of insufficient account size, your Fund will notify you that you have 30 days for Janus Money Market Fund or 60 days for Janus Government

                                                         Shareholder's guide  29

               Money Market Fund and Janus Tax-Exempt Money Market Fund to increase your account to the minimum required before redeeming your account.

SPECIAL SHAREHOLDER SERVICES AND OTHER INFORMATION

               PORTFOLIO INFORMATION

               You may call 1-800-29JANUS by TouchTone(TM) telephone for access to certain information regarding your account, including current yield and dividend rate information, Monday through Friday from 7:00 a.m. to 10:00 p.m. (New York time).

               TELEPHONE INSTRUCTIONS

               You may initiate many transactions by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

               ACCOUNT ADDRESS AND NAME CHANGES

               To change the address on your account, you may call 1-800-29JANUS or send a written request signed by all registered owners of your account. Please include the name of the Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Within the first 10 days of an address change, redemptions by institutional clients are permissible only if the redemption proceeds are wired to a pre-designated bank account or you provide the Funds with appropriate corporate resolutions changing wire instructions. Please call 1-800-29JANUS for additional information.

               To change the name on an account, the Shares must be transferred to a new account. Such a change generally requires written instructions with the guaranteed signatures of all registered owners, as well as an Application and supporting legal documentation, if applicable. Please call 1-800-29JANUS for additional information.

 30 Janus Money Market Funds - Institutional Shares

               STATEMENTS AND REPORTS

               Each shareholder will receive daily confirmations of purchases and redemptions made in the Funds. On the last day of each month, the shareholder will receive a statement reporting all purchases and redemptions made during that month, and dividends paid during the month.


               Twice each year you will receive the financial statements of the Funds, including a statement listing portfolio securities. To reduce expenses, only one copy of most reports (such as the Funds' Annual Report) may be mailed to all accounts with the same tax identification number. Please call 1-800-29JANUS if you need additional reports sent each time. The Funds reserve the right to charge a fee for additional statement and report requests.


               TEMPORARY SUSPENSION OF SERVICES

               The Funds or their agents may temporarily suspend telephone transactions and other shareholder services described in this Prospectus upon reasonable notice or to the extent that any circumstance reasonably beyond the control of the Funds or their agents materially hampers the provision of such services.

               TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

               You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to retirement or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Janus Capital or its affiliates, from their own assets,

                                                         Shareholder's guide  31
               may compensate certain Processing Organizations for providing administrative, recordkeeping and similar services, as well as distribution-related services.




 32 Janus Money Market Funds - Institutional Shares

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                                                                              33

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 34

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                                                                              35

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 36

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

[JANUS LOGO]

          1-800-29JANUS

          P.O. Box 173375
          Denver, Colorado 80217-3375
          janus.com


You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting Janus at 1-800-29JANUS or visiting our Web site at janus.com. In the Funds' Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Other information is also available from financial intermediaries that sell shares of the Funds.


The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review the Funds' Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

              Investment Company Act File No. 811-1879

  3168

                                                                    [JANUS LOGO]

                       Janus Money Market Funds
                       Service Shares

                                    PROSPECTUS
                                    FEBRUARY 17, 1999
                                    Janus Money Market Fund
                                    Janus Government Money Market Fund
                                    Janus Tax-Exempt Money Market Fund

                       Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund are designed for investors who seek maximum current income consistent with stability of capital. This prospectus offers a separate class of shares of each Fund (collectively, the "Shares") exclusively through banks and other financial institutions ("Financial Institutions") in connection with trust accounts, cash management programs and similar programs provided to their customers. Each Fund is a separate series of Janus Investment Fund, an open-end management investment company.

                       THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                                                             Table of contents

                RISK/RETURN SUMMARY
                   Janus Money Market Fund......................    2
                   Janus Government Money Market Fund...........    2
                   Janus Tax-Exempt Money Market Fund...........    2
                   Fees and expenses............................    5
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Investment objectives and principal
                   investment strategies........................    6
                   Common investment policies...................    7
                   Types of investments.........................    7
                   Common investment techniques.................   10
                MANAGEMENT OF THE FUNDS
                   Investment adviser and administrator.........   13
                   Portfolio managers...........................   14
                   Assistant portfolio manager..................   15
                DISTRIBUTIONS AND TAXES............ ............   16
                FINANCIAL HIGHLIGHTS.............. .............   18
                OTHER INFORMATION............... ...............   21
                SHAREHOLDER'S GUIDE
                   Purchases....................................   26
                   Minimum investment...........................   27
                   Net asset value..............................   27
                   Redemptions..................................   28
                   Shareholder communications...................   29


                                                            Table of contents  1

Risk return summary

1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE MONEY MARKET FUNDS?

--------------------------------------------------------------------------------

               - JANUS MONEY MARKET FUND AND JANUS GOVERNMENT MONEY MARKET
                 FUND seek maximum current income to the extent consistent with stability of capital.

               - JANUS TAX-EXEMPT MONEY MARKET FUND seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.

               The Funds' Trustees may change these objectives without a shareholder vote and the Funds will notify you of any changes that are material. If there is a material change in a Fund's objective or policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that any Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE MONEY MARKET FUNDS?

               The Money Market Funds will invest only in high-quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital.

               JANUS MONEY MARKET FUND invests primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

               JANUS GOVERNMENT MONEY MARKET FUND invests exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations.

               JANUS TAX-EXEMPT MONEY MARKET FUND invests primarily in municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. The Fund may invest up to 20% of its net assets in taxable securities and may invest without limit in cash and cash equivalents that may be

 2 Janus Money Market Funds - Service Shares
               federally taxable to the extent the portfolio manager cannot locate investment opportunities with desirable risk/reward characteristics.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE MONEY MARKET FUNDS?

               The Funds' yields will vary as the short-term securities in their portfolios mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of a Fund's yield may be eroded by inflation. Although the Money Market Funds invest only in high-quality, short-term money market instruments, there is a risk that the value of the securities they hold will fall as a result of changes in interest rates, an issuer's actual or perceived credit-worthiness or an issuer's ability to meet its obligations.

               Economic, business, or political development or change affecting tax-exempt securities may affect Janus Tax-Exempt Money Market Fund's holdings similarly. This could result in increased variability of performance. Income from the Fund's investments may be taxable by your state or local government.

               An investment in the Money Market Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Funds.

               The following information illustrates how Service Shares of each Money Market Fund's performance has varied over time. The bar charts depict the change in performance from year to year.

                                                          Risk return summary  3

                JANUS MONEY MARKET FUND - SERVICE SHARES

A BAR CHART showing Annual Total Returns for Janus Money Market Fund - Service Shares from 1997 through 1998:


                Annual returns for periods ended 12/31

                                                      5.46%    5.40%
                                                      1997     1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

                Best Quarter: 4th-1997 1.38%; Worst Quarter: 1st-1997 1.27%


                JANUS GOVERNMENT MONEY MARKET FUND - SERVICE SHARES

A BAR CHART showing Annual Total Returns for Janus Government Money Market Fund
- Service Shares:

                Annual returns for periods ended 12/31

                                                      5.33%    5.28%
                                                      1997     1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

                Best Quarter: 4th-1997 1.35%; Worst Quarter: 1st-1997 1.23%


                JANUS TAX-EXEMPT MONEY MARKET FUND - SERVICE SHARES

A BAR CHART showing Annual Total Returns for Janus Tax-Exempt Money Market Fund
- Service Shares:

                Annual returns for periods ended 12/31

                                                      3.44%    3.41%
                                                      1997     1998

Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

                Best Quarter: 2nd-1997 0.92%; Worst Quarter: 1st-1997 0.75%

               The 7-day yield on December 31, 1998 was 5.17% for Janus Money Market Fund - Service Shares; 4.90% for Janus Government Money Market Fund - Service Shares; and 3.66% for Janus Tax-Exempt Money Market Fund - Service Shares, respectively. For the Funds' current yields, call the Janus XpressLine(TM) at 1-888-979-7737.


               The Money Market Funds' past performance does not necessarily indicate how they will perform in the future.

 4 Janus Money Market Funds - Service Shares

FEES AND EXPENSES

               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Funds.

               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.


               This table describes the fees and expenses that you may pay if you buy and hold Shares of the Funds. It is based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended October 31, 1998.


                                     Janus Money   Janus Government    Janus Tax-Exempt
            Service Shares           Market Fund   Money Market Fund   Money Market Fund
   Management Fee                       .20 %            .20 %               .20 %
   Other Expenses                       .40 %            .40 %               .40 %
   Total Annual Fund Operating
     Expenses Without Waivers*          .60 %            .60 %               .60 %
   Total Waivers                       (.20)%           (.20)%              (.20)%
   Total Annual Fund Operating
     Expenses With Waivers*             .40 %            .40 %               .40 %

--------------------------------------------------------------------------------

  * All expenses are stated both with and without contractual waivers by Janus Capital. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory agreements.

--------------------------------------------------------------------------------

  EXAMPLE:
  THE FOLLOWING EXAMPLE IS BASED ON FUND EXPENSES WITHOUT WAIVERS.
  This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 Year     3 Years    5 Years    10 Years
                                             -----------------------------------------
   Janus Money Market Fund                     $61       $192       $335        $750
   Janus Government Money Market Fund          $61       $192       $335        $750
   Janus Tax-Exempt Money Market Fund          $61       $192       $335        $750

                                                          Risk return summary  5

Investment objectives, principal
           investment strategies
           and risks

               This section takes a closer look at the investment objective of each of the Funds, their principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Money market funds are subject to certain specific SEC rule requirements. Among other things, the Funds are limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

               JANUS MONEY MARKET FUND
               Janus Money Market Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.

               JANUS GOVERNMENT MONEY MARKET FUND
               Janus Government Money Market Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations.

               JANUS TAX-EXEMPT MONEY MARKET FUND
               Janus Tax-Exempt Money Market Fund seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. It pursues it objective by investing primarily in municipal securities whose interest is exempt from federal income taxes, including the federal alternative

 6 Janus Money Market Funds - Service Shares
               minimum tax. The Fund may invest up to 20% of its net assets in taxable securities and may invest without limit in cash and cash equivalents to the extent the portfolio manager cannot locate investment opportunities with desirable risk/reward characteristics.

               COMMON INVESTMENT POLICIES

               Each of the Money Market Funds will:

               - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus
                 Capital

               - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

               - maintain a dollar-weighted average portfolio maturity of 90 days or less

               TYPES OF INVESTMENTS

               JANUS MONEY MARKET FUND

               Janus Money Market Fund invests primarily in:

               - high quality debt obligations

               - obligations of financial institutions

               This Fund may also invest (to a lesser degree) in:

               - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)

               - municipal securities

               DEBT OBLIGATIONS
               The Fund may invest in debt obligations of domestic issuers. Debt obligations include:

               - commercial paper

               - notes and bonds

             Investment objectives, principal investment strategies and risks  7

               - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

               - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

               OBLIGATIONS OF FINANCIAL INSTITUTIONS
               Examples of obligations of financial institutions include:

               - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

               - Eurodollar and Yankee bank obligations (Eurodollar bank
                 obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks)

               - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

               Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

 8 Janus Money Market Funds - Service Shares

               JANUS GOVERNMENT MONEY MARKET FUND

               Janus Government Money Market Fund invests exclusively in:

               - U.S. Government Securities

               - repurchase agreements secured by such obligations

               JANUS TAX-EXEMPT MONEY MARKET FUND

               Janus Tax-Exempt Money Market Fund invests primarily in municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. However, this Fund reserves the right to invest:

               - up to 20% of its net assets in securities whose interest is federally taxable

               - without limit in cash and cash equivalents, including
                 obligations that may be federally taxable (when its portfolio manager is unable to locate investment opportunities with desirable risk/reward characteristics)

               MUNICIPAL SECURITIES
               Municipal securities include:

               - municipal notes

               - short-term municipal bonds

               - participation interests in municipal securities

               At times, the Fund may invest more than 25% of its total assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one such security could similarly affect the other securities. Examples include securities whose issuers are located in the same state, or securities whose interest is derived from revenues of similar type projects. The Fund may also invest more than 25% of its assets in industrial development bonds or participation interests therein.

             Investment objectives, principal investment strategies and risks  9

               Yields on municipal securities are dependent on a variety of factors, including general market conditions, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities investments may lose money if the municipal securities issuer does not pay principal and interest when due. Bankruptcy, insolvency and other laws affecting the rights and remedies of creditors may affect the issuer's ability to pay.

               MUNICIPAL LEASES
               The Fund may invest in municipal leases or participation interests therein. The issuing municipality's credit will not necessarily back a lease obligation. Interest on lease obligations may become taxable if the lease is assigned. The Fund may incur losses if the issuer does not appropriate funds for the lease payment on an annual basis.

               TAXABLE INVESTMENTS
               As discussed above, although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income tax, the Fund may under certain circumstances invest in certain securities whose interest is subject to such taxation, as described under Janus Money Market Fund's investments.

               COMMON INVESTMENT TECHNIQUES

               The following is a description of other investment techniques that the Money Market Funds may use:

               PARTICIPATION INTERESTS
               A participation interest gives a Money Market Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.

               DEMAND FEATURES
               Demand features give the Money Market Funds the right to resell securities at specified periods prior to their maturity dates.

 10 Janus Money Market Funds - Service Shares

               Demand features may shorten the life of a variable or floating rate security, enhance the instrument's credit quality and provide a source of liquidity.

               Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Money Market Funds' investments may be dependent in part on the credit quality of the banks supporting the Money Market Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support. A substantial portion of the Janus Tax-Exempt Money Market Fund's portfolio in particular may consist of securities backed by banks and other financial institutions, and thus adverse changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

               VARIABLE AND FLOATING RATE SECURITIES
               The Money Market Funds may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

               MORTGAGE- AND ASSET-BACKED SECURITIES
               The Money Market Funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association, Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, or other governmental or other government-related entity. Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.

            Investment objectives, principal investment strategies and risks  11

               Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

               REPURCHASE AGREEMENTS
               Each Money Market Fund may enter into a collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

               If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Money Market Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

 12 Janus Money Market Funds - Service Shares

                                                         Management of the funds

INVESTMENT ADVISER AND ADMINISTRATOR

               Each Fund has a separate Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4923. Janus Capital has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.


               Pursuant to the Investment Advisory Agreements, Janus Capital furnishes continuous advice and recommendations concerning each Fund's investments. Each of the Funds has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate of 0.20% of the value of the average daily net assets of each Fund. However, Janus Capital has agreed to waive a portion of its fee and accordingly, the advisory fee of each Fund will be calculated at the annual rate of 0.10% of the value of each Fund's average daily net assets. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory agreements. You will be notified of any change in this limit.


               The Funds have entered into an Administrative Agreement with Janus Capital where Janus Capital is compensated for providing administrative, compliance and accounting services including custody and transfer agency services. Janus Capital may use all or a portion of its administrative fee to compensate Financial Institutions for providing administrative services to their customers who invest in the Shares. The types of services that the Financial Institutions would provide include serving as the sole shareholder of record, shareholder recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding shareholder reports and other materials, providing tax information, and providing similar services that the Funds would have to perform if they were dealing directly with the beneficial owners, rather than the Financial Institutions, as shareholders of record.

                                                     Management of the funds  13

               The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or savings and loan association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above or should Congress relax current restriction on depository institutions, the Trustees will consider appropriate changes in the services.

PORTFOLIO MANAGERS


SHARON S. PICHLER

--------------------------------------------------------------------------------

                   is Executive Vice President of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund. She is portfolio manager of Janus Money Market Fund and Janus Tax-Exempt Money Market Fund, which she has managed since inception. She previously served as portfolio manager of Janus Government Money Market Fund from inception to February 1999. She holds a Bachelor of Arts in Economics from Michigan State University and a Master of Business Administration from the University of Texas at San Antonio. Ms. Pichler received the Chartered Financial Analyst designation.



J. ERIC THORDERSON

--------------------------------------------------------------------------------

                   is portfolio manager of Janus Government Money Market Fund which he has managed since February 1999. Prior to assuming management of the Fund, he served as assistant portfolio manager of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund. He joined Janus Capital in May 1996 as a senior fixed income analyst. Prior to joining Janus Capital, he was a portfolio manager for USAA Investment Management Company from 1991 to 1996. He holds a Bachelor of Arts in Business Administration from Wayne State University and a Master's Degree in Business Administration from the University of Illinois. Mr. Thorderson received the Chartered Financial Analyst designation.


 14 Janus Money Market Funds - Service Shares

ASSISTANT PORTFOLIO MANAGER


JEANINE M. MORRONI

--------------------------------------------------------------------------------

                   is assistant portfolio manager of Janus Government Money Market Fund. Ms. Morroni joined Janus Capital in January 1994 as a Fund Accountant and began trading short-term securities in July 1994. She has been a credit analyst for the Money Market Funds since 1996. Prior to joining Janus Capital, she worked as a Fund Accountant at Oppenheimer Management Corporation. She holds a Bachelor of Science in Accounting from Colorado State University. She is a candidate for the Chartered Financial Analyst designation.


                                                     Management of the funds  15

Distributions and taxes

               Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. Distributions will be reinvested in Shares of a Fund unless otherwise elected by the shareholder pursuant to the options offered by the Financial Institution.

               Distributions for all of the Funds (except Janus Tax-Exempt Money Market Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received in cash or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to Financial Institutions who will forward the information to their customers for tax purposes on or before January 31st of each year. Because the Funds are money market funds, they do not anticipate making any capital gains distributions.

               Janus Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax. However, dividends attributable to interest on taxable investments, together with distributions from any net realized capital gains, are taxable. In addition, interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent that the Fund earns such income, shareholders who are subject to the alternative minimum tax must include such income as a preference item. The Fund will advise shareholders of the percentage of dividends, if any, subject to the alternative minimum tax.

               Dividends and capital gains distributions may also be subject to state and local taxes. In certain states some portion of dividends and distributions (depending on the sources of the Fund's net income) of Janus Tax-Exempt Money Market Fund may be exempt

 16 Janus Money Market Funds - Service Shares
               from state and local taxes. Shareholders should consult their own tax adviser regarding exemption from any applicable state and local tax, as well as the tax treatment of any dividends or distributions from the Shares.


               The Funds intend to comply with provisions of the Internal Revenue Code applicable to investment companies, and thus it is not expected that any of the Funds will be required to pay any federal income or excise taxes. The SAI further explains the Funds' tax status.

                                                     Distributions and taxes  17

Financial highlights


               The financial highlights table is intended to help you understand the Funds' financial performance of the Funds' Shares through October 31st of each fiscal period shown. Items 1 through 8 reflect financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Shares of each of the Funds, (assuming the reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.



                        JANUS MONEY MARKET FUND - SERVICE SHARES
----------------------------------------------------------------------------------------
                                                            Periods ending October 31st
                                                              1998              1997(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                      $1.00              $1.00
    INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                      0.05               0.05
  3. Net gains or (losses) on securities (both realized
     and unrealized)                                              --                 --
  4. Total from investment operations                           0.05               0.05
    LESS DIVIDENDS AND DISTRIBUTIONS:
  5. Dividends (from net investment income)                   (0.05)             (0.05)
  6. Distributions (from capital gains)                           --                 --
  7. Total dividends and distributions                        (0.05)             (0.05)
  8. NET ASSET VALUE, END OF PERIOD                            $1.00              $1.00
  9. Total return*                                             5.45%              5.14%
 10. Net assets, end of period (in thousands)                $42,520            $10,341
 11. Average net assets for the period (in thousands)        $29,322               $913
 12. Ratio of expenses to average net assets**                 0.40%(2)           0.40%(2)
 13. Ratio of net investment income to average net
     assets**                                                  5.30%              5.02%
----------------------------------------------------------------------------------------


(1) Period from November 22, 1996 (inception of Shares) to October 31, 1997.
(2) The ratio was .60% before waiver.
  * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

 18 Janus Money Market Funds - Service Shares

                 JANUS GOVERNMENT MONEY MARKET FUND - SERVICE SHARES
--------------------------------------------------------------------------------------
                                                           Periods ending October 31st
                                                            1998               1997(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                   $1.00               $1.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                   0.05                0.05
  3. Net gains or (losses) on securities (both realized
     and unrealized)                                           --                  --
  4. Total from investment operations                        0.05                0.05
     LESS DIVIDENDS AND DISTRIBUTIONS:
  5. Dividends (from net investment income)                (0.05)              (0.05)
  6. Distributions (from capital gains)                        --                  --
  7. Total dividends and distributions                     (0.05)              (0.05)
  8. NET ASSET VALUE, END OF PERIOD                         $1.00               $1.00
  9. Total return*                                          5.33%               5.01%
 10. Net assets, end of period (in thousands)              $2,770                $628
 11. Average net assets for the period (in thousands)        $639              $1,141
 12. Ratio of expenses to average net assets**              0.40%(2)            0.40%(2)
 13. Ratio of net investment income to average net
     assets**                                               5.15%               5.23%
--------------------------------------------------------------------------------------


(1) Period from November 22, 1996 (inception of Shares) to October 31, 1997.

(2) The ratio was .60% before waiver.

  * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

                                                        Financial highlights  19

                 JANUS TAX-EXEMPT MONEY MARKET FUND - SERVICE SHARES
--------------------------------------------------------------------------------------
                                                          Periods ending October 31st
                                                           1998                1997(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                  $1.00                $1.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                  0.03                 0.03
  3. Net gains or (losses) on securities (both realized
     and unrealized)                                          --                   --
  4. Total from investment operations                       0.03                 0.03
     LESS DIVIDENDS AND DISTRIBUTIONS:
  5. Dividends (from net investment income)               (0.03)               (0.03)
  6. Distributions (from capital gains)                       --                   --
  7. Total dividends and distributions                    (0.03)               (0.03)
  8. NET ASSET VALUE, END OF PERIOD                        $1.00                $1.00
  9. Total return*                                         3.44%                3.22%
 10. Net assets, end of period (in thousands)            $17,696                  $10
 11. Average net assets for the period (in thousands)     $3,215                  $10
 12. Ratio of expenses to average net assets**             0.40%(2)             0.40%(2)
 13. Ratio of net investment income to average net
     assets**                                              3.32%                3.17%
--------------------------------------------------------------------------------------


(1) Period from November 22, 1996 (inception of Shares) to October 31, 1997.

(2) The ratio was .60% before waiver.

  * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

 20 Janus Money Market Funds - Service Shares

                                                               Other information

               CLASSES OF SHARES

               Each Fund currently offers three classes of shares by separate prospectuses. The Shares offered by this Prospectus are available only to banks and other Financial Institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs. A second class of shares, Institutional Shares of each Fund, are available only to institutional clients, including corporations, foundations and trusts, and individuals meeting certain minimum investment requirements. A third class of shares, Investor Shares of each Fund, are available to the general public. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information, please call 1-800-29JANUS.

               SIGNIFICANT SHAREHOLDERS


               As of January 20, 1999, the following shareholder owned more than 25% of the Shares of Janus Money Market Fund:


                                                                    Percentage
           Shareholder                         Address              Ownership
-------------------------------------------------------------------------------
Norwest Investment Services, Inc.   608 2nd Avenue, South             89.46%
                                    Minneapolis, MN 55402-1916



               As of January 20, 1999, the following shareholder owned more than 25% of the Shares of Janus Government Money Market Fund:


                                                                    Percentage
           Shareholder                         Address              Ownership
-------------------------------------------------------------------------------
EGAP & Co. Chittenden Trust Co.     P.O. Box 820                      98.71%
                                    Burlington, VT 05402-0820



                                                           Other information  21

               As of January 20, 1999, the following shareholder owned more than 25% of the Shares of Janus Tax-Exempt Money Market Fund:


                                                                    Percentage
           Shareholder                         Address              Ownership
-------------------------------------------------------------------------------
Norwest Investment Services, Inc.   608 2nd Avenue, South             99.18%
                                    Minneapolis, MN 55402-1916
-------------------------------------------------------------------------------



               Thus, these shareholders may have the power to control any vote of the Shares of these Funds.


               YEAR 2000

               Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has devoted considerable internal resources and has engaged one of the foremost experts in the field to help achieve Year 2000 readiness. Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Funds with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Funds invest or worldwide markets and economies.

 22 Janus Money Market Funds - Service Shares

                       This page intentionally left blank

Janus Money Market Funds
      Service Shares

                   Shareholder's
                   Guide

                   Investors may not purchase or
                   redeem shares of the Funds
                   directly. Shares may be purchased
                   or redeemed only through Financial
                   Institutions in connection with
                   trust accounts, Cash management
                   programs and similar programs.
                   Your Financial Institution will
                   provide you with instructions on
                   purchasing or redeeming shares.

                                                    [JANUS LOGO]

               The Financial Institutions are responsible for promptly transmitting purchase, redemption and other requests to the Funds under the arrangements made between the Financial Institutions and their customers. The Funds are not responsible for the failure of any Financial Institution to carry out its obligations to its customers.

PURCHASES


               Purchases of Fund Shares may be made only through omnibus accounts of Financial Institutions in connection with trust accounts, cash management programs and similar programs. Your Financial Institution will provide you with instructions on purchasing Shares. The following information applies to purchase orders from Financial Institutions to Janus (Check with your Financial Institution directly for deadlines for purchase orders from you to your Financial Institution). Requests to purchase received from a Financial Institution before 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m., for Janus Government Money Market Fund, and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day (a day when both the New York Stock Exchange ("NYSE") and the Federal Reserve Banks are open) will receive dividends declared on the purchase date. In addition, the Funds' transfer agent must receive payment from the Financial Institution in federal funds by 6:00 p.m. (New York time). The Funds also reserve the right to require purchase requests and payments from the Financial Institution prior to these times on days when the bond market or NYSE close early. Purchase orders received after these times will receive the dividend declared the following day.


               The Financial Institutions may impose charges and restrictions different from those imposed by the Funds. The Financial Institutions may also require different minimum initial and subsequent investments than required by the Funds.

               Each Fund reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Fund. Any Fund may discontinue sales of its Shares if management believes

 26 Janus Money Market Funds - Service Shares
               that a substantial further increase may adversely affect that Fund's ability to achieve its investment objective. In such event, however, it is anticipated that existing Financial Institution customers in that Fund would be permitted to continue to authorize investment in such Fund and to reinvest any dividends or capital gains distributions.

MINIMUM INVESTMENT

               There is a $250,000 initial aggregate investment minimum by each Financial Institution. The Funds may, in their discretion, waive this minimum under certain circumstances but, in such event, the minimum must be reached within 90 days of opening the account. Financial Institutions who do not maintain the $250,000 minimum will be given the option of requesting their customers to exchange into Investor Shares if the required minimum investment for Investor Shares is met or having their customers' Shares redeemed.

NET ASSET VALUE


               The net asset value of the Shares is determined at the close of the regular trading session of the NYSE (normally 4:00 p.m., New York time) each day that both the NYSE and the New York Federal Reserve Bank are open (bank business day), except that Janus Government Money Market Fund's NAV is normally calculated at 5:00 p.m. (New York time) on such days. The NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas) and when the Federal Reserve Banks are closed (generally, the same days as the NYSE is closed and also Columbus Day and Veterans'
               Day). NAV per share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding. Portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or


                                                         Shareholder's guide  27
               premium. If fluctuating interest rates cause the market value of a portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

SHARE CERTIFICATES

               Share certificates are not available for the Shares in order to maintain the general liquidity that is representative of a money market fund and to help facilitate transactions in shareholder accounts.

REDEMPTIONS


               Redemptions, like purchases, may be effected only through the accounts of participating Financial Institutions. Your Financial Institution will provide you with instructions on redeeming shares. The following information applies to redemption orders from Financial Institutions to Janus (Check with your Financial Institution directly for deadlines for redemption orders from you to your Financial Institution). If a request for a redemption is received from a Financial Institution by 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day, Shares will be redeemed and the redemption amount wired in federal funds to the Financial Institution's omnibus account that day. After these times, a redemption request will be processed at that day's NAV and will include that day's dividends, but generally will not be wired until the next bank business day. The Funds reserve the right to require redemption requests prior to these times on days when the bond market or NYSE close early.




 28 Janus Money Market Funds - Service Shares

SHAREHOLDER COMMUNICATIONS


               Shareholders will receive annual and semiannual reports including the financial statements of the Funds that they have authorized for investment from their Financial Institution. Each report will show the investments owned by each Fund and the market values thereof, as well as other information about the Funds and their operations. The Trust's fiscal year ends October 31. The Funds reserve the right to charge a fee for additional statement and report requests.


                                                         Shareholder's guide  29

[JANUS LOGO]

          1-800-29JANUS

          P.O. Box 173375
          Denver, Colorado 80217-3375
          janus.com


You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting Janus at 1-800-29JANUS or visiting our Web site at janus.com. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Other information is also available from financial intermediaries that sell shares of the Funds.


The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review the Funds' Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

              Investment Company Act File No. 811-1879

  3169

                                  [JANUS LOGO]

                    Janus Investment Fund

                    Domestic Growth Funds
                     Janus Fund                         Janus Enterprise Fund
                     Janus Mercury Fund                    Janus Olympus Fund
                     Janus Special Situations Fund          Janus Twenty Fund

                    Global Growth Funds
                     Janus Global Life Sciences Fund     Janus Worldwide Fund
                     Janus Global Technology Fund

                    Combination Funds
                     Janus Balanced Fund         Janus Growth and Income Fund
                     Janus Equity Income Fund

                    Fixed-Income Funds
                     Janus Flexible Income Fund         Janus High-Yield Fund
                     Janus Federal Tax-Exempt Fund      Janus Short-Term Bond
                     Fund

                    100 Fillmore Street
                    Denver, CO 80206-4928
                    (800) 525-3713

                    Statement of Additional Information

                    February 17, 1999

                    This Statement of Additional Information pertains to the Funds listed above, each of which is a separate series of Janus Investment Fund, a Massachusetts business trust.

                    This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectuses dated February 17, 1999, which are incorporated by reference into this SAI and may be obtained from the Trust at the above phone number or address. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectuses. The Annual Reports, which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, at the above phone number or address.

[JANUS LOGO]

                                                               Table of contents

                Classification, Portfolio Turnover,
                Investment Policies and Restrictions,
                and Investment Strategies and Risks.............    2
                Investment Adviser..............................   40
                Custodian, Transfer Agent
                and Certain Affiliations........................   46
                Portfolio Transactions and Brokerage............   48
                Trustees and Officers...........................   55
                Purchase of Shares..............................   64
                   Net Asset Value Determination................   64
                   Reinvestment of Dividends and Distributions..   65
                Redemption of Shares............................   66
                Shareholder Accounts............................   67
                   Telephone Transactions.......................   67
                   Systematic Redemptions.......................   67
                Tax-Deferred Accounts...........................   68
                Income Dividends,
                Capital Gains Distributions and Tax Status......   70
                Principal Shareholders..........................   72
                Miscellaneous Information.......................   74
                   Shares of the Trust..........................   75
                   Shareholder Meetings.........................   75
                   Voting Rights................................   76
                   Master/Feeder Option.........................   76
                   Independent Accountants......................   76
                   Registration Statement.......................   77
                Performance Information.........................   78
                Financial Statements............................   81
                Appendix A......................................   82

Classification, portfolio turnover,
                investment policies
                and restrictions, and
                investment strategies
                and risks

CLASSIFICATION


               Each Fund is a series of the Trust, an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. Janus Enterprise Fund, Janus Olympus Fund, Janus Special Situations Fund, Janus Twenty Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund are nondiversified funds. Each of these Funds reserves the right to become a diversified fund by limiting the investments in which more than 5% of its total assets are invested. Janus Fund, Janus Mercury Fund, Janus Worldwide Fund, Janus Balanced Fund, Janus Equity Income Fund, Janus Growth and Income Fund, Janus Flexible Income Fund, Janus High-Yield Fund, Janus Federal Tax-Exempt Fund and Janus Short-Term Bond Fund are diversified funds.


PORTFOLIO TURNOVER

               The Prospectuses include a discussion of portfolio turnover policies. Portfolio turnover is calculated by dividing total purchases or sales, whichever is less, by the average monthly value of a Fund's portfolio securities. The following table summarizes the portfolio turnover rates for the fiscal periods indicated. The information below is for fiscal years ended October 31.

Fund Name                                                     1998      1997
----------------------------------------------------------------------------
Janus Fund..................................................   70%      132%
Janus Enterprise Fund.......................................  134%      111%
Janus Mercury Fund..........................................  105%      157%
Janus Olympus Fund..........................................  123%      244%
Janus Special Situations Fund...............................  117%      146%(1)
Janus Twenty Fund...........................................   54%      123%
Janus Global Life Sciences Fund(2)..........................   N/A       N/A
Janus Global Technology Fund(2).............................   N/A       N/A
Janus Worldwide Fund........................................   86%       79%
Janus Balanced Fund.........................................   73%      139%
Janus Equity Income Fund....................................  101%      180%
Janus Growth and Income Fund................................   95%      127%
Janus Flexible Income Fund..................................  148%      207%
Janus High-Yield Fund.......................................  336%      404%
Janus Federal Tax-Exempt Fund...............................  227%      304%
Janus Short-Term Bond Fund..................................  101%      133%


(1) Annualized rate based on the ten month period ended October 31, 1997.
(2) The Fund had not commenced operations as of October 31, 1998.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS

               The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of
               (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund if a matter affects just that Fund), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund) are present or represented by proxy. As fundamental policies, no Fund may:

               (1) Own more than 10% of the outstanding voting securities of any one issuer and, as to fifty percent (50%) of the value of its total assets for the nondiversified Funds and as to seventy-five percent (75%) of the value of the total assets of the diversified Funds, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act, as amended), if immediately after and as a result of such purchase, the value of the holdings of a Fund in the securities of such issuer exceeds 5% of the value of such Fund's total assets.

               With respect to the other 50% of the value of their total assets, the nondiversified Funds may invest in the securities of as few as two issuers.

               (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. government securities). This policy does not apply to Janus Global Life Sciences Fund. This policy does not apply to Janus Federal Tax-Exempt Fund regarding municipal obligations only. For the purposes of this limitation only, industrial development bonds issued by nongovernmental users shall not be deemed to be municipal obligations. Industrial development bonds shall be classified according to the industry of the entity that has the ultimate responsibility for the payment of principal and interest on the obligation.

               (3) Invest directly in real estate or interests in real estate; however, the Funds may own debt or equity securities issued by companies engaged in those businesses.

               (4) Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Funds from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

               (5) Lend any security or make any other loan if, as a result, more than 25% of the Fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

               (6) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

               As a fundamental policy, each Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such Fund.

               The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

               (a) A Fund will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of such Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

               (b) The Funds do not currently intend to sell securities short, unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

               (c) The Funds do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

               (d) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

               (e) The Funds may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of their respective total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Fund's total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

               (f) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

               (g) The Funds may not invest in companies for the purpose of exercising control of management.

               Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

               For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

               For the purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single industry are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN FUNDS

               JANUS GLOBAL LIFE SCIENCES FUND. As a fundamental policy, Janus Global Life Sciences Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture;
               cosmetics/personal care; and biotechnology.

               JANUS BALANCED FUND. As an operational policy, at least 25% of the assets of Janus Balanced Fund normally will be invested in fixed-income securities.

               JANUS FLEXIBLE INCOME FUND. As a fundamental policy, this Fund may not purchase a non-income-producing security if, after such purchase, less than 80% of the Fund's total assets would be invested in income-producing securities. Income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

               JANUS FEDERAL TAX-EXEMPT FUND. As a fundamental policy, this Fund will normally invest at least 80% of its net assets in securities whose income is not subject to federal income taxes, including the alternative minimum tax.

               JANUS SHORT-TERM BOND FUND. As an operational policy, this Fund expects to maintain an average weighted effective maturity of three years or less. The portfolio manager may consider estimated prepayment dates or call dates of certain securities in computing the portfolio's effective maturity.

INVESTMENT STRATEGIES AND RISKS

Cash Position


               As discussed in the Prospectuses, when a Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund's investment in cash and similar investments may increase. Securities that the Funds may invest in as a means of receiving a return on idle cash include commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Funds may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities" on page 15).

Illiquid Investments

               Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

               If illiquid securities exceed 15% of a Fund's net assets after the time of purchase the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, a portfolio manager may not be able to dispose of them in a timely manner. As a result, a Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Fund to decline.

Foreign Securities

               The Funds may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities, because the Funds' performance may depend on issues other than the performance of a particular company. These issues include:

               CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

               REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Short Sales

               Each Fund may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

Zero Coupon, Step Coupon and Pay-In-Kind Securities

               Each Fund may invest up to 10% (without limit for Janus High-Yield Fund and Janus Flexible Income Fund) of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

               Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 and the regulations thereunder (the "Code"), a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

               Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

               The Funds may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the

               Funds. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("GNMA") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

               The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

               The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

               Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and that Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

               Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. These obligations are likely to involve unscheduled prepayments of principal.

Investment Company Securities

               From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. The Funds may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.

Depositary Receipts

               The Funds may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

               Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds' prospectuses.

Municipal Obligations

               The Funds may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia. Janus Federal Tax-Exempt Fund may, at times, invest more than 25% of the value of its assets in industrial development bonds, a type of revenue bond which, although issued by a public authority, may be backed only by the credit and security of a private issuer, thus presenting a greater credit risk.

               The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by among other things the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

               Other types of income producing securities that the Funds may purchase include, but are not limited to, the following types of securities:

               VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

               In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio manager incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

               STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

               TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

               INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or its NAV could decline by the use of inverse floaters.

               STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

               The Funds will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolios.

Repurchase and Reverse Repurchase Agreements

               In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

               A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund's portfolio, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

High-Yield/High-Risk Securities

               Janus Flexible Income Fund and Janus High-Yield Fund may invest without limit in securities that are rated below investment grade (e.g., securities rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). No other Fund intends to invest 35% or more of its net assets in such securities. Lower rated securities involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the securities so affected.

               Any Fund may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund's portfolio manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, in determining whether to purchase unrated municipal bonds. Unrated debt securities will be included in the 35% limit of each Fund unless its portfolio manager deems such securities to be the equivalent of investment grade securities.

               Subject to the above limits, each Fund may purchase defaulted securities only when its portfolio manager believes, based upon his analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the portfolio manager's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

               Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

               Disposition of Portfolio Securities. Although these Funds generally will purchase securities for which their portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Funds' ability to readily dispose of securities to meet redemptions.

               Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.

Futures, Options and Other Derivative Instruments

               FUTURES CONTRACTS. The Funds may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

               The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Funds' custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business and by depositing margin payments in a segregated account with the Funds' custodian.

               The Funds intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Funds will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Funds hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

               Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

               A Fund's primary purpose in entering into futures contracts is to protect that Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

               If a Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of that Fund's interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

               The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent partici-pants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

               Futures contracts entail risks. Although the Funds believe that use of such contracts will benefit the Funds, a Fund's overall performance could be worse than if such Fund had not entered into futures contracts if the portfolio manager's investment judgement proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

               The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

               Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

               Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

               OPTIONS ON FUTURES CONTRACTS. The Funds may buy and write put and call options on futures contracts. An option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

               The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

               The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

               The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

               FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Funds may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

               The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

               These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

               The Funds will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Funds' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

               While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contacts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

               OPTIONS ON FOREIGN CURRENCIES. The Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

               Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

               The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

               Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

               The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Funds' custodian.

               The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

               OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Funds may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Funds may write and buy options on the same types of securities that the Funds may purchase directly.

               A put option written by a Fund is "covered" if that Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Funds' custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

               A call option written by a Fund is "covered" if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Funds' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash and other liquid assets in a segregated account with its custodian.

               The Funds also may write call options that are not covered for cross-hedging purposes. A Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

               The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

               The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

               In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by other liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

               A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

               An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

               A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

               The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

               A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

               A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

               EURODOLLAR INSTRUMENTS. A Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

               SWAPS AND SWAP-RELATED PRODUCTS. A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. If a Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

               The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

               There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

               ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

               Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

               The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

               In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Investment adviser


               As stated in the Prospectuses, each Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees and expenses of all Fund officers and of those Trustees who are affiliated with Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds.


               The Funds pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Trustees who are not affiliated with Janus Capital, costs of preparing, printing and mailing the Funds' Prospectuses and SAI to current shareholders, and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determination and fund accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs.

               Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Special Situations Fund, Janus Twenty Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Worldwide Fund, Janus Balanced Fund, Janus Equity Income Fund and Janus Growth and Income Fund have each agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.75% of the first

               $300 million of the average daily net assets of each Fund, 0.70% of the next $200 million of the average daily net assets of each Fund and 0.65% on the average daily net assets of each Fund in excess of $500 million.

               Janus High Yield Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.75% of the first $300 million of average daily net assets of the Fund and 0.65% of the average daily net assets in excess of $300 million. Janus Flexible Income Fund and Janus Short-Term Bond Fund have each agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the first $300 million of the average daily net assets of the Fund, plus 0.55% of the average daily net assets of the Fund in excess of $300 million. Janus Federal Tax-Exempt Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.60% of the first $300 million of average daily net assets of the Fund and 0.55% of the average daily net assets in excess of $300 million. Janus Capital has agreed to waive the advisory fee payable by any of these Funds in an amount equal to the amount, if any, that such Fund's normal operating expenses chargeable to its income account in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1% of the average daily net assets for a fiscal year for Janus Flexible Income Fund and Janus High-Yield Fund and 0.65% of the average daily net assets for a fiscal year for Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund.

               The following table summarizes the advisory fees paid by the Funds and any advisory fee waivers for the last three fiscal periods of each Fund. The information below is for fiscal years ended October 31.


                                 1998                       1997                       1996
                       ------------------------   ------------------------   ------------------------
      Fund Name        Advisory Fees    Waiver    Advisory Fees    Waiver    Advisory Fees    Waiver
-----------------------------------------------------------------------------------------------------
Janus Fund             $135,223,467           -   $114,245,282           -    $89,848,418           -
Janus Enterprise Fund  $  3,982,454           -   $  4,438,870           -    $ 4,348,549           -
Janus Mercury Fund     $ 14,070,962           -   $ 13,721,557           -    $12,407,830           -
Janus Olympus Fund     $  5,433,827           -   $  3,801,421           -    $ 1,783,296(3)        -
Janus Special
  Situations Fund      $  5,040,157           -   $  1,090,013(4)        -            N/A           -
Janus Twenty Fund      $ 52,476,576           -   $ 32,875,794           -    $22,477,667           -
Janus Global Life
  Sciences Fund(1)              N/A           -            N/A           -            N/A           -
Janus Global
  Technology Fund(1)            N/A           -            N/A           -            N/A           -
Janus Worldwide Fund   $ 85,269,327           -   $ 51,015,512           -    $19,645,721           -
Janus Balanced Fund    $  3,869,978           -   $  2,167,710           -    $ 1,264,551           -
Janus Equity Income
  Fund                 $  1,002,095           -   $    394,962           -    $    71,858(2)        -
Janus Growth and
  Income Fund          $ 16,512,709           -   $  9,650,498           -    $ 5,501,734           -
Janus Flexible Income
  Fund                 $  5,210,692           -   $  3,910,319           -    $ 3,620,317           -
Janus High-Yield Fund  $  2,772,932           -   $  1,993,630    $ 18,746    $   556,207(3) $122,504
Janus Federal Tax-
  Exempt Fund          $    444,799    $236,058   $    321,447    $236,762    $   217,873    $167,598
Janus Short-Term Bond
  Fund                 $    582,112    $354,262   $    314,737    $258,118    $   274,319    $238,092


(1) The Fund had not commenced operations as of October 31, 1998.
(2) June 28, 1996 (inception) to October 31, 1996.
(3) December 29, 1995 (inception) to October 31, 1996.
(4) December 31, 1996 (inception) to October 31, 1997.

               The Advisory Agreement for each of the Funds is dated July 1, 1997 (except Janus Global Life Sciences Fund and Janus Global Technology Fund which are dated September 14, 1998). Each Advisory Agreement will continue in effect until July 1, 1999 (except Janus Global Life Sciences Fund's and Janus Global

               Technology Fund's agreements which will continue in effect until July 1, 2000), and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees of the Funds. Each Advisory Agreement (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including the Trustees who are not interested persons of that Fund or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.

               Janus Capital acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

               Kansas City Southern Industries, Inc. ("KCSI") owns approximately 82% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transporta-tion, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

               KCSI has announced its intention to separate its transportation and financial services businesses. KCSI is currently studying alternatives for completion of the separation that meet its business objectives without risking adverse tax consequences. KCSI expects completion of the separation to be contemplated in 1999.

               Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

               Janus Capital does not permit the Funds' portfolio managers to purchase and sell securities for their own accounts except under the limited exceptions contained in Janus Capital's policy regarding personal investing by directors/Trustees, officers and employees of Janus Capital and the Trust. The policy requires investment personnel and officers of Janus Capital, inside directors/Trustees of Janus Capital and the Funds and other designated persons deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Funds.

               In addition to the pre-clearance requirement described above, the policy subjects investment personnel, officers and directors/ Trustees of Janus Capital and the Trust to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with Janus Capital's policy. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

               The provisions of the policy are administered by and subject to exceptions authorized by Janus Capital.

Custodian, transfer agent and
           certain affiliations


               State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Fund. State Street and the foreign subcustodians selected by it and approved by the Trustees have custody of the assets of the Funds held outside the U.S. and cash incidental thereto. The custodian and subcustodians hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.

               Janus Service Corporation, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Service provides certain other administrative, recordkeeping and shareholder relations services to the Funds. For transfer agency and other services, Janus Service receives a fee calculated at an annual rate of 0.16% of average net assets of each Fund and, in addition, $4 per open shareholder account in each Fund except Janus Fund. In addition, the Funds pay DST Systems, Inc. ("DST"), a subsidiary of KCSI, license fees at the rate of $3.06 per shareholder account for the growth and combination funds and $3.98 per shareholder account for the fixed-income funds for the use of DST's shareholder accounting system. The Funds also pay DST $1.10 per closed shareholder account. The Funds pay DST for the use of its portfolio and fund accounting system a monthly base fee of $250 to $1,250 per month based on the number of Janus funds using the system and an asset charge of $1 per million dollars of net assets (not to exceed $500 per month). In addition, the Funds pay DST postage and forms costs of a DST affiliate incurred in mailing Fund shareholder transaction confirmations.

               The Trustees have authorized the Funds to use another affiliate of DST as introducing broker for certain Fund portfolio transactions as a means to reduce Fund expenses through credits against the charges of DST and its affiliates with regard to commissions earned by such affiliate. See "Portfolio Transactions and Brokerage."

               Janus Distributors, Inc., 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Funds' shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital.

Portfolio transactions and brokerage

               Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital, whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

               In selecting brokers and dealers and in negotiating commissions, Janus Capital considers a number of factors, including but not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and research products or services provided. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Most brokers and dealers used by Janus Capital provide research and other services described above.

               For the year ended October 31, 1998, the total brokerage commissions paid by the Funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are summarized below:


                        Fund Name                          Commissions    Transactions
---------------------------------------------------------------------------------------
Janus Fund                                                 $9,507,495    $9,765,974,357
Janus Enterprise Fund                                      $  445,410    $  349,429,266
Janus Mercury Fund                                         $1,159,118    $1,070,596,847
Janus Olympus Fund                                         $  269,118    $  245,178,152
Janus Special Situations Fund                              $  379,217    $  246,365,009
Janus Twenty Fund                                          $2,611,302    $2,933,293,562
Janus Global Life Sciences Fund(1)                                N/A               N/A
Janus Global Technology Fund(1)                                   N/A               N/A
Janus Worldwide Fund                                       $1,883,915    $1,252,006,241
Janus Balanced Fund                                        $  118,210    $  100,895,837
Janus Equity Income Fund                                   $   51,202    $   46,376,244
Janus Growth and Income Fund                               $1,157,382    $1,074,570,353


(1) The Fund had not commenced operations as of October 31, 1998.
Note: Funds that are not included in the table did not pay any commissions related to research for the stated period.

               Janus Capital may use research products and services in servicing other accounts in addition to the Funds. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

               Janus Capital does not enter into agreements with any brokers regarding the placement of securities transactions because of the research services they provide. It does, however, have an internal procedure for allocating transactions in a manner consistent with its execution policy to brokers that it has identified as providing superior execution and research, research-related products or services which benefit its advisory clients, including the Funds. Research products and services incidental to effecting securities transactions furnished by brokers or dealers may be used in servicing any or all of Janus Capital's clients and such research may not necessarily be used by Janus Capital in connection with the accounts which paid commissions to the broker-dealer providing such research products and services.

               Janus Capital may consider sales of Fund shares by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Fund shares as a factor in the selection of broker-dealers to execute Fund portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

               When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

               The Funds' Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than those that would otherwise be incurred.

               The following table lists the total amount of brokerage commissions paid by each Fund for the fiscal periods ending on October 31st of each year:


                  Fund Name                       1998          1997          1996
--------------------------------------------------------------------------------------
Janus Fund                                     $28,468,686   $44,265,867   $29,000,380
Janus Enterprise Fund                          $ 1,281,067   $ 1,366,558   $ 1,188,690
Janus Mercury Fund                             $ 3,829,712   $ 5,379,505   $ 5,337,713
Janus Olympus Fund                             $ 1,285,709   $ 1,188,032   $   713,190(2)
Janus Special Situations Fund                  $ 2,183,339   $   833,811(3)           -
Janus Twenty Fund                              $ 6,924,862   $ 8,145,093   $ 7,346,447
Janus Global Life Sciences Fund(4)                     N/A             -             -
Janus Global Technology Fund(4)                        N/A             -             -
Janus Worldwide Fund                           $32,987,352   $26,537,096   $10,947,924
Janus Balanced Fund                            $   471,225   $   642,234   $    64,843
Janus Equity Income Fund                       $   218,190   $   179,800   $    63,683(1)
Janus Growth and Income Fund                   $ 3,923,528   $ 3,401,847   $ 1,985,334
Janus Flexible Income Fund                     $    35,152   $    35,674   $    15,386
Janus High-Yield Fund                          $   101,250   $    55,654   $    39,981(2)
Janus Federal Tax-Exempt Fund                  $    11,882             -             -
Janus Short-Term Bond Fund                     $       500   $     3,092             -


(1) June 28, 1996 (inception) to October 31, 1996.
(2) December 29, 1995 (inception) to October 31, 1996.
(3) December 31, 1996 (inception) to October 31, 1997.
(4) The Fund had not commenced operations as of October 31, 1998.
Note: Funds that are not included in the table did not pay brokerage commissions because securities transactions for such Funds involved dealers acting as principals.

               Included in such brokerage commissions are the following amounts paid to DSTS, which served to reduce each Fund's out-of-pocket expenses as follows:


                                    Commission Paid
                                  through DSTS for the
                                      Period Ended       Reduction of    % of Total     % of Total
           Fund Name               October 31, 1998*      Expenses*     Commissions+   Transactions
----------------------------------------------------------------------------------------------------
Janus Fund                              $517,147           $387,860        1.82%           1.44%
Janus Enterprise Fund                   $  9,121           $  6,841         .71%            .67%
Janus Mercury Fund                      $ 17,664           $ 13,248         .46%            .51%
Janus Olympus Fund                      $ 12,268           $  9,201         .95%           1.20%
Janus Special Situations Fund           $ 21,682           $ 16,262         .99%            .85%
Janus Twenty Fund                       $ 45,075           $ 33,807         .65%            .95%
Janus Worldwide Fund                    $ 54,582           $ 40,937         .17%            .29%
Janus Balanced Fund                     $  9,864           $  7,398        2.09%           1.22%
Janus Equity Income Fund                $  1,944           $  1,458         .89%            .74%
Janus Growth and Income Fund            $ 70,167           $ 52,625        1.79%           1.42%


Note: Funds that did not execute trades with DSTS during the stated period are not included in the table.

                             Commission Paid                           Commission
                           through DSTS for the                    Paid through DSTS
                               Period Ended       Reduction of    for the Period Ended     Reduction
        Fund Name           October 31, 1997*      Expenses*       October 31, 1996*      of Expenses*
------------------------------------------------------------------------------------------------------
Janus Fund                      $1,118,869          $839,152           $  470,414           $352,810
Janus Enterprise Fund           $   33,551          $ 28,388           $   11,030           $  8,273
Janus Mercury Fund              $   95,033          $ 71,275           $   88,645           $ 66,483
Janus Olympus Fund              $    5,922          $  4,442           $    1,117(2)        $    838
Janus Twenty Fund               $  177,408          $133,056           $  183,255           $137,441
Janus Worldwide Fund            $  177,943          $133,457           $  104,173           $ 78,130
Janus Balanced Fund             $    2,636          $  1,977           $    9,591           $  7,194
Janus Equity Income Fund        $    1,920          $  1,440           $       83(1)        $     62
Janus Growth and Income
  Fund                          $   76,575          $ 57,431           $   79,006           $ 59,254

* The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
+ Differences in the percentage of total commissions versus the percentage of total transactions is due, in part, to variations among share prices and number of shares traded, while average price per share commission rates were substantially the same.
(1) June 28, 1996 (inception) to October 31, 1996.
(2) December 29, 1995 (inception) to October 31, 1996.
Note: Funds that did not execute trades with DSTS during the stated periods are not included in the table.

               As of October 31, 1998, certain Funds owned securities of their regular broker-dealers (or parents), as shown below:


                                                          Value of
                                      Name of            Securities
          Fund Name                Broker-Dealer           Owned
--------------------------------------------------------------------
Janus Fund                     Charles Schwab Corp.     $407,513,667
Janus Enterprise Fund          Charles Schwab Corp.     $  7,242,973
Janus Growth and Income Fund   Charles Schwab Corp.     $ 23,968,750
Janus Balanced Fund            Charles Schwab Corp.     $ 14,388,920
Janus Short-Term Bond Fund     Merrill Lynch, Pierce
                               Fenner & Smith, Inc.     $  3,773,437
Janus Olympus Fund             Charles Schwab Corp.     $ 11,735,483
Janus Equity Income Fund       Charles Schwab Corp.     $  5,308,389

Trustees and officers

               The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years. In August 1992, Janus Venture Fund, Inc. and Janus Twenty Fund, Inc. (both separate Maryland corporations) and the Janus Income Series (a Massachusetts business trust comprised of Janus Flexible Income Fund series) were reorganized into separate series of the Trust. In general, all references to Trust offices in this section include comparable offices with the respective predecessor funds, unless a Trust office was filled subsequent to the reorganization.

Thomas H. Bailey, Age 61 - Trustee, Chairman and President*#
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Trustee, Chairman and President of Janus Aspen Series. Chairman, Chief Executive Officer, Director and President of Janus Capital. Director of Janus Distributors, Inc.

James P. Craig, III, Age 42 - Trustee and Executive Vice President*#
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Trustee and Executive Vice President of Janus Aspen Series. Chief Investment Officer, Vice Chairman and Director of Janus Capital. Executive Vice President and Portfolio Manager of Janus Fund. Executive Vice President and Co-Manager of Janus Venture Fund.

--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.
#Member of the Trust's Executive Committee.

Gary O. Loo, Age 58  - Trustee#
102 N. Cascade, Suite 500
Colorado Springs, CO 80903
--------------------------------------------------------------------------------
               Trustee of Janus Aspen Series. President and Director of High Valley Group, Inc., Colorado Springs, CO (investments).

Dennis B. Mullen, Age 55 - Trustee
7500 E. McCormick Parkway, #24
Scottsdale, AZ 85258
--------------------------------------------------------------------------------
               Trustee of Janus Aspen Series. Private Investor. Formerly (1997-
               1998), Chief Financial Officer-Boston Market Concepts, Boston Chicken, Inc., Golden, CO (restaurant chain); (1993-1997), President and Chief Executive Officer of BC Northwest, L.P., a franchise of Boston Chicken, Inc., Bellevue, WA (restaurant chain).

James T. Rothe, Age 55 - Trustee
102 South Tejon Street, Suite 1100
Colorado Springs, CO 80903
--------------------------------------------------------------------------------
               Trustee of Janus Aspen Series. Professor of Business, University of Colorado, Colorado Springs, CO. Principal, Phillips-Smith Retail Group, Colorado Springs, CO (a venture capital firm). Formerly (1986-1994), Dean of the College of Business, University of Colorado, Colorado Springs, CO.

William D. Stewart, Age 54 - Trustee#
5330 Sterling Drive
Boulder, CO 80302
--------------------------------------------------------------------------------
               Trustee of Janus Aspen Series. President of HPS Division of MKS Instruments, Boulder, CO (manufacturer of vacuum fittings and valves).

--------------------------------------------------------------------------------
#Member of the Trust's Executive Committee.

Martin H. Waldinger, Age 60 - Trustee
4940 Sandshore Court
San Diego, CA 92130
--------------------------------------------------------------------------------
               Trustee of Janus Aspen Series. Private Consultant. Formerly (1993-1996), Director of Run Technologies, Inc., a software development firm, San Carlos, CA.

David J. Corkins, Age 32 - Executive Vice President*+
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Executive Vice President and Portfolio Manager of Janus Growth and Income Fund. Executive Vice President of Janus Aspen Series. Vice President of Janus Capital. Formerly, research analyst and assistant portfolio manager at Janus Capital (1995-1997). Formerly, Chief Financial Officer of Chase U.S. Consumer Services, Inc., a Chase Manhattan mortgage business (1993-1995).

David C. Decker, Age 32 - Executive Vice President*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Executive Vice President and Portfolio Manager of Janus Special Situations Fund. Assistant Portfolio Manager of Janus Fund. Vice President of Janus Capital. Formerly, research analyst at Janus Capital (1992-1996).

--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.
+Mr. Corkins and Mr. Lammert are related by marriage.

James P. Goff, Age 34 - Executive Vice President*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Executive Vice President and Portfolio Manager of Janus Enterprise Fund. Executive Vice President of Janus Aspen Series. Vice President of Janus Capital. Formerly, Executive Vice President and Portfolio Manager of Janus Venture Fund (December 1993 to February 1997).

Helen Young Hayes, Age 36  - Executive Vice President*+
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Executive Vice President and Portfolio Manager of Janus Worldwide Fund. Executive Vice President and Co-Manager of Janus Overseas Fund. Executive Vice President of Janus Aspen Series. Vice President of Janus Capital.

Warren B. Lammert, Age 37 - Executive Vice President*++
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Executive Vice President and Portfolio Manager of Janus Mercury Fund. Vice President of Janus Capital. Formerly, Executive Vice President and Portfolio Manager of Janus Venture Fund (December 1993-December 1996).

C. Mike Lu, Age 29 - Executive Vice President
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Executive Vice President and Portfolio Manager of Janus Global Technology Fund. Formerly, research analyst at Janus Capital (1991-1998).

--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.
+Ms. Hayes and Ms. Young are sisters.
++Mr. Lammert and Mr. Corkins are related by marriage.

Thomas R. Malley, Age 30 - Executive Vice President*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Executive Vice President and Portfolio Manager of Janus Global Life Sciences Fund. Formerly, research analyst at Janus Capital (1991-1998).

Blaine P. Rollins, Age 31 - Executive Vice President*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Executive Vice President and Portfolio Manager of Janus Balanced Fund and Janus Equity Income Fund. Assistant Portfolio Manager of Janus Fund. Executive Vice President of Janus Aspen Series. Vice President of Janus Capital. Formerly, fixed-income trader and equity securities analyst at Janus Capital (1990-1995).

Sandy R. Rufenacht, Age 33 - Executive Vice President*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Executive Vice President and Portfolio Manager of Janus Short-Term Bond Fund and Janus High-Yield Fund. Executive Vice President of Janus Aspen Series. Vice President of Janus Capital. Formerly, Co-Manager of Janus Flexible Income Fund (June 1996-February 1998). Formerly senior accountant, fixed-income trader and fixed-income research analyst at Janus Capital (1990-1995).

--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.

Scott W. Schoelzel, Age 40 - Executive Vice President*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Executive Vice President and Portfolio Manager of Janus Twenty Fund. Executive Vice President of Janus Aspen Series. Vice President of Janus Capital. Formerly (1995-1997), Executive Vice President and Portfolio Manager of Janus Olympus Fund. Formerly (January 1994-June 1995), Vice President of Investments at Janus Capital.

Ronald V. Speaker, Age 34 - Executive Vice President*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Executive Vice President and Portfolio Manager of Janus Flexible Income Fund. Executive Vice President of Janus Aspen Series. Vice President of Janus Capital. Formerly, Co-Manager of Janus High-Yield Fund (December 1995-February 1998). Formerly, Portfolio Manager of Janus Short-Term Bond Fund (September 1992-December
               1995) and Janus Federal Tax-Exempt Fund (May 1993-December 1995).

Darrell W. Watters, Age 35 - Executive Vice President*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Executive Vice President and Portfolio Manager of Janus Federal Tax-Exempt Fund. Executive Vice President of Janus Aspen Series. Vice President of Janus Capital. Formerly, municipal bond trader and research analyst at Janus Capital (1993-1995).

--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.

Claire Young, Age 33 - Executive Vice President*+
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Executive Vice President and Portfolio Manager of Janus Olympus Fund. Vice President of Janus Capital. Formerly, research analyst and assistant portfolio manager at Janus Capital (1992-1997).

Thomas A. Early, Age 44 - Vice President and General Counsel*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Vice President and General Counsel of Janus Aspen Series. Vice President, General Counsel and Secretary of Janus Capital. Vice President and General Counsel of Janus Service Corporation, Janus Distributors, Inc. and Janus Capital International, Ltd. Director of Janus World Funds Plc. Formerly (1997-1998), Executive Vice President and General Counsel of Prudential Investments Fund Management LLC, Newark, NJ. Formerly (1994-1997), Vice President and General Counsel of Prudential Retirement Services, Newark, NJ. Formerly (1988-1994), Associate General Counsel and Chief Financial Services Counsel, Frank Russell Company, Tacoma, WA.

--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.
+Ms. Young and Ms. Hayes are sisters.

Steven R. Goodbarn, Age 41 - Vice President and Chief Financial Officer*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Vice President and Chief Financial Officer of Janus Aspen Series. Vice President of Finance, Treasurer and Chief Financial Officer of Janus Capital, Janus Service Corporation and Janus Distributors, Inc. Director of Janus Service Corporation, Janus Distributors, Inc. and Janus World Funds Plc. Director, Treasurer and Vice President of Finance of Janus Capital International Ltd. Formerly (May 1992-January 1996), Treasurer of Janus Investment Fund and Janus Aspen Series.

Kelley Abbott Howes, Age 33 - Assistant Vice President and Secretary*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Assistant Vice President and Secretary of Janus Aspen Series. Director and President of Janus Distributors, Inc. Assistant Vice President and Associate Counsel of Janus Capital. Formerly (1990 to 1994), with The Boston Company Advisors, Inc., Boston, MA (mutual fund administration services).

Glenn P. O'Flaherty, Age 40 - Treasurer and Chief Accounting Officer*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Treasurer and Chief Accounting Officer of Janus Aspen Series. Vice President of Janus Capital. Formerly (1991-1997) Director of Fund Accounting, Janus Capital.

--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.

               The Trustees are responsible for major decisions relating to each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions.

               The Trust's Executive Committee shall have and may exercise all the powers and authority of the Trustees except for matters requiring action by all Trustees pursuant to the Trust's Bylaws or Agreement and Declaration of Trust, Massachusetts law or the 1940 Act.

               The following table shows the aggregate compensation earned by and paid to each Trustee by the Funds described in this SAI and all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds") for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds.


                                             Aggregate Compensation      Total Compensation
                                               from the Funds for     from the Janus Funds for
                                               fiscal year ended         calendar year ended
         Name of Person, Position               October 31, 1998         December 31, 1998**
-----------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee*             $     0                    $     0
James P. Craig, Trustee*                            $     0                    $     0
William D. Stewart, Trustee                         $63,741                    $82,000
Gary O. Loo, Trustee                                $50,063                    $74,000
Dennis B. Mullen, Trustee                           $57,978                    $82,000
Martin H. Waldinger, Trustee                        $60,572                    $74,000
James T. Rothe, Trustee                             $58,504                    $82,000


 * An interested person of the Funds and of Janus Capital. Compensated by Janus Capital and not the Funds.
** As of December 31, 1998, Janus Funds consisted of two registered investment companies comprised of a total of 32 funds.

Purchase of shares

               Shares of the Funds are sold at the net asset value per share as determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE") next occurring after a purchase order is received and accepted by a Fund. The Shareholder's Manual Section of the Prospectus contains detailed information about the purchase of shares.

NET ASSET VALUE DETERMINATION


               As stated in the Prospectuses, the net asset value ("NAV") of Fund shares is determined once each day on which the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). As stated in the Prospectus, the NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). The per share NAV of each Fund is determined by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of shares outstanding. In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair values determined in good faith under procedures established by and under the supervision of the Trustees.

               Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

               If investors do not elect in writing or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on a Fund's shares are reinvested automatically in additional shares of that Fund at the NAV determined on the payment date. Checks for cash dividends and distributions and confirmations of reinvestments are usually mailed to shareholders within ten days after the record date. Any election of the manner in which a shareholder wishes to receive dividends and distributions (which may be made on the New Account Application form or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect in writing or by phone to change back to automatic reinvestment at any time.

Redemption of shares

               Procedures for redemption of shares are set forth in the Shareholder's Manual section of the Prospectuses. Shares normally will be redeemed for cash, although each Fund retains the right to redeem its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Purchase of Shares - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

               The right to require the Funds to redeem its shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Shareholder accounts

               Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Prospectuses. Applications for specific types of accounts may be obtained by calling the Funds at 1-800-525-3713 or writing to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375.

TELEPHONE TRANSACTIONS

               As stated in the Prospectuses, shareholders may initiate a number of transactions by telephone. The Funds, their transfer agent and their distributor disclaim responsibility for the authenticity of instructions received by telephone. Such entities will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and tape recording telephone conversations.

SYSTEMATIC REDEMPTIONS

               As stated in the Shareholder's Manual section of the Prospectuses, if you have a regular account or are eligible for distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of shares in the account at the NAV. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of a Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account. Either an investor or a Fund, by written notice to the other, may terminate the investor's systematic redemption option without penalty at any time.

               Information about requirements to establish a systematic redemption option may be obtained by writing or calling the Funds at the address or phone number shown above.

Tax-deferred accounts

               The Funds offer several different types of tax-deferred accounts that an investor may establish to invest in Fund shares, depending on rules prescribed by the Code. Traditional and Roth Individual Retirement Accounts may be used by most individuals who have taxable compensation. Simplified Employee Pensions and Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) may be used by most employers, including corporations, partnerships and sole proprietors, for the benefit of business owners and their employees. Education IRAs allow individuals, subject to certain income limitations, to contribute up to $500 annually on behalf of any child under the age of 18. In addition, the Funds offer a Section 403(b)(7) Plan for employees of educational organizations and other qualifying tax-exempt organizations. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.


               Contributions under Traditional and Roth IRAs, Education IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant. The investment is then held by Investors Fiduciary Trust Company as custodian. Each participant's account is charged an annual fee of $12 per taxpayer identification number no matter how many tax-deferred accounts the participant has with Janus. The custodian reserves the right to change the amount of this fee or to waive it in whole or in part for certain types of accounts.


               Distributions from tax-deferred accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax adviser or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.

               To receive additional information about Traditional and Roth IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans along with the necessary materials to establish an account, please call the Funds at 1-800-525-3713 or write to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to a Traditional or Roth IRA, SEP, Defined Contribution Plan or
               Section 403(b)(7) Plan can be made until the appropriate forms to establish any such plan have been completed.

Income dividends, capital gains
       distributions and tax status

               It is a policy of the Funds to make distributions of substantially all of their investment income and any net realized capital gains. Any capital gains realized during each fiscal year ended October 31, as defined by the Code, are normally declared and payable to shareholders in December. Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Special Situations Fund, Janus Twenty Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund and Janus Worldwide Fund, declare and make annual distributions of income (if any); Janus Equity Income Fund, Janus Balanced Fund and Janus Growth and Income Fund declare and make quarterly distributions of income and Janus Flexible Income Fund, Janus High-Yield Fund, Janus Federal Tax-Exempt Fund and Janus Short-Term Bond Fund declare dividends daily and make monthly distributions of income. If a month begins on a Saturday, Sunday or holiday, dividends for daily dividend Funds for those days are declared at the end of the preceding month. Janus Federal Tax-Exempt Fund will use the "average annual method" to determine the designated percentage of each distribution that is tax-exempt. Under this method, the percentage of income designated as tax-exempt is based on the percentage of tax-exempt income earned for each annual period, and may be substantially different from the Fund's income that was tax-exempt during any monthly period. The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code. Accordingly, a Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. government securities).

               The Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Funds if these instruments are profitable, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed.

               Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. The

               Funds may from year to year make the election permitted under section 853 of the Code to pass through such taxes to shareholders, who will each decide whether to deduct such taxes or claim a foreign tax credit. If such election is not made, foreign taxes paid or accrued will represent an expense to each Fund which will reduce its investment company taxable income.

Principal shareholders


               As of January 20, 1999, the officers and Trustees of the Funds as a group owned less than 1% of the outstanding shares of each of the Funds. In addition, as of January 20, 1999, Charles Schwab & Co., Inc. ("Schwab"), 101 Montgomery Street, San Francisco, CA 94104-4122, and National Financial Services Co. ("National Financial"), P.O. Box 3908, Church Street Station, New York, NY 10008-3908, owned of record 5% or more of the outstanding shares of the Funds, as shown below:



                         Fund Name                            Held by Schwab
----------------------------------------------------------------------------
Janus Fund..................................................      14.16%
Janus Enterprise Fund.......................................      15.74%
Janus Mercury Fund..........................................      15.76%
Janus Olympus Fund..........................................      27.33%
Janus Special Situations Fund...............................      15.85%
Janus Twenty Fund...........................................      13.57%
Janus Global Life Sciences Fund.............................      29.79%
Janus Worldwide Fund........................................      24.67%
Janus Balanced Fund.........................................      22.68%
Janus Equity Income Fund....................................      30.55%
Janus Growth and Income Fund................................      17.25%
Janus Flexible Income Fund..................................      36.12%
Janus High-Yield Fund.......................................      33.61%
Janus Federal Tax-Exempt Fund...............................      13.60%
Janus Short-Term Bond Fund..................................      13.72%
----------------------------------------------------------------------------



                       Fund Name                         Held by National Financial
-----------------------------------------------------------------------------------
Janus Mercury Fund.....................................             5.07%
Janus Olympus Fund.....................................            10.19%
Janus Special Situations Fund..........................             7.17%
Janus Twenty Fund......................................             9.45%
Janus Global Life Sciences Fund........................             6.30%
Janus Worldwide Fund...................................            10.26%
Janus Balanced Fund....................................             9.03%
Janus Equity Income Fund...............................            11.08%
Janus Growth and Income Fund...........................             6.99%
Janus Flexible Income Fund.............................             8.80%
Janus High-Yield Fund..................................            13.39%
-----------------------------------------------------------------------------------

               According to information provided by Schwab and National Financial, this ownership is by nominee only and does not represent beneficial ownership of such shares, because they have no investment discretion or voting power with respect to such shares.



               In addition, as of January 20, 1999, more than 5% of the outstanding shares of the following Fund was owned of record by the shareholder listed below:



                                       Shareholder and
Fund                                  Address of Record       Percentage Ownership
----------------------------------------------------------------------------------
Janus Worldwide Fund               FIIOC                              5.87%
                                   100 Magellan Way
                                   Covington, KY 41015-1987
----------------------------------------------------------------------------------



               To the knowledge of the Funds, no other shareholder owned more than 5% of the outstanding shares of any Fund as of January 20, 1999.

Miscellaneous information

               Each Fund is a series of the Trust, a Massachusetts business trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust offers 21 separate series, three of which currently offer three classes of shares. On June 16, 1986, the Trust assumed all the assets and liabilities of its predecessor corporation, Janus Fund, Inc., which was incorporated under the laws of Maryland on September 18, 1968. All references in this SAI to Janus Fund and all financial and other information about Janus Fund prior to June 16, 1986, are to the former Janus Fund, Inc.; all references after June 16, 1986 are to the Janus Fund series of the Trust.

               On August 7, 1992, in a tax-free reorganization, the Trust assumed all the assets and liabilities of (i) the Janus Flexible Income Fund series of Janus Income Series, a separate Massachusetts business trust created on May 28, 1986; and (ii) Janus Twenty Fund, Inc., a Maryland corporation originally incorporated as Janus Value Fund in 1984. Shareholders received shares of the series of the Trust equal both in number and net asset value to their shares of the respective predecessor entity. In connection with the reorganization, Janus Flexible Income Fund changed its fiscal year end from December 31 to October 31. All references in this SAI to Janus Flexible Income Fund and Janus Twenty Fund, and all financial and other information about such Funds prior to August 7, 1992, are to the respective predecessor entities; all references after August 7, 1992, are to the respective series of the Trust.

               Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

               Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees.

               The Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

SHARES OF THE TRUST

               The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. All shares of a Fund participate equally in dividends and other distributions by such Fund, and in residual assets of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights. Shares of each Fund may be transferred by endorsement or stock power as is customary, but a Fund is not bound to recognize any transfer until it is recorded on its books.

SHAREHOLDER MEETINGS

               The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Fund only if a matter affects or requires the vote of only that Fund or that Fund's interest in the matter differs from the interest of other portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own.

VOTING RIGHTS

               The present Trustees were elected at a meeting of shareholders held on July 10, 1992, with the exception of Mr. Craig and Mr. Rothe who were appointed by the Trustees as of June 30, 1995 and January 1, 1997, respectively. Under the Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Declaration of Trust, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Trust's Bylaws or the Trustees.

               As mentioned above in "Shareholder Meetings," each share of each series of the Trust has one vote (and fractional votes for fractional shares). Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

MASTER/FEEDER OPTION

               The Trust may in the future seek to achieve a Fund's objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP, 950 Seventeenth Street, Suite 2500, Denver, Colorado 80202, independent accountants for the Funds, audit the Funds' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

               The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

Performance information

               Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in such Fund over periods of 1, 5, and 10 years (up to the life of the Fund). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

               The average annual total return of each Fund, computed as of October 31, 1998, is shown in the table below:


                                                          Average Annual Total Return
                              Date        Number      -----------------------------------
                            Available    of Months      One      Five     Ten     Life of
        Fund Name           for Sale    in Lifetime    Year     Years    Years     Fund
-----------------------------------------------------------------------------------------
Janus Fund                     2/5/70       245        15.12%   16.08%   17.93%   16.85%
Janus Enterprise Fund          9/1/92        74        11.79%   13.34%      N/A   17.68%
Janus Mercury Fund             5/3/93        66        24.75%   21.20%      N/A   22.54%
Janus Olympus Fund           12/29/95        34        23.10%      N/A      N/A   25.55%
Janus Special Situations
  Fund                       12/31/96        22         8.49%      N/A      N/A   26.00%
Janus Twenty Fund             4/30/85       162        40.58%   23.22%   23.41%   19.20%
Janus Global Life Sciences
  Fund                       12/31/98         *           N/A      N/A      N/A      N/A
Janus Global Technology
  Fund                       12/31/98         *           N/A      N/A      N/A      N/A
Janus Worldwide Fund          5/15/91      89.5        11.40%   17.60%      N/A   19.04%
Janus Balanced Fund            9/1/92        74        15.48%   15.35%      N/A   16.26%
Janus Equity Income Fund      6/28/96        28        19.21%      N/A      N/A   27.00%
Janus Growth and Income
  Fund                        5/15/91      89.5        16.73%   20.01%      N/A   19.94%
Janus Flexible Income Fund     7/7/87       136         8.14%    8.40%    9.22%    9.36%
Janus High-Yield Fund        12/29/95        34        (1.45%)     N/A      N/A   12.01%
Janus Federal Tax-Exempt
  Fund                         5/3/93        66         7.65%    5.25%      N/A    5.94%
Janus Short-Term Bond Fund     9/1/92        74         6.49%    5.47%      N/A    5.40%


* The Fund had not commenced operations as of October 31, 1998.

               Quotations of a Fund's yield are based on the investment income per share earned during a particular 30-day period (including dividends, if any, and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the net asset value per share on the last day of the period, according to the following formula:

                                 YIELD = 2[(a - b + 1)(6) - 1]
                                            -----
                                             cd

               where a = dividend and interest income
                     b = expenses accrued for the period (net of reimbursements) c = average daily number of shares outstanding during the period that were entitled to receive dividends
                     d = maximum net asset value per share on the last day of
                         the period

               The tax-equivalent yield used for Janus Federal Tax-Exempt Fund is the rate that an investor would have to earn from a fully taxable investment after taxes to equal the Fund's tax-free yield. Tax-equivalent yields are calculated by dividing a Fund's yield by the result of one minus a stated federal or combined federal and state tax rate. If only a portion of a Funds' yield is tax-exempt, only that portion is adjusted in the calculation. Janus Federal Tax-Exempt Fund may invest a portion of its assets in obligations that are subject to federal income tax. When the Fund invests in these obligations, its tax-equivalent yield will be lower.

               The yield for the 30-day period ending October 31, 1998, for the Fixed-Income Funds is shown below:


Janus Flexible Income Fund                                    6.05%
Janus High-Yield Fund                                         9.50%
Janus Federal Tax-Exempt Fund                                 4.89%
Janus Short-Term Bond Fund                                    4.78%

               From time to time in advertisements or sales material, the Funds may discuss their performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc. ("Lipper"), Ibbotson Associates, Micropal or Morningstar, Inc. ("Morningstar") or by publications of general interest such as Forbes, Money, The Wall Street Journal, Mutual Funds Magazine, Kiplinger's, or Smart Money. The Funds may also compare their performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's 400 Midcap Index, the Dow Jones Industrial Average, the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Government/ Corporate 1-3 Year Bond Index, the Lehman Brothers Long Government/Corporate Bond Index, the Lehman Brothers Intermediate Government Bond Index, the Lehman Brothers Municipal Bond Index, the Russell 2000 Index and the NASDAQ composite. In addition, the Funds may compare their total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Janus Worldwide Fund may also compare its performance to the record of global market indicators, such as the Morgan Stanley International World Index. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Funds and such other funds or market indicators may be comprised of securities that differ significantly from the Funds' investments.

Financial statements


               The following audited financial statements for the period ended October 31, 1998 are hereby incorporated into this SAI by reference to the Funds' Annual Reports dated October 31, 1998 (with the exception of Janus Global Life Sciences Fund and Janus Global Technology Fund which did not commence operations until December 31, 1998).


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORTS:

               Schedules of Investments as of October 31, 1998

               Statements of Operations for the period ended October 31, 1998

               Statements of Assets and Liabilities as of October 31, 1998

               Statements of Changes in Net Assets for the periods ended October 31, 1998 and 1997

               Financial Highlights for each of the periods indicated

               Notes to Financial Statements

               Reports of Independent Accountants

               The portions of such Annual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

Appendix A

EXPLANATION OF RATING CATEGORIES

               The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING                  EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and
                                             interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more
                                             susceptible to the adverse effects
                                             of changing circumstances and
                                             economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit
                                             adequate protection parameters, but
                                             adverse economic conditions or
                                             changing circumstances more likely
                                             to lead to a weakened capacity to
                                             pay principal and interest than for
                                             higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to
                                             meet required interest and
                                             principal payments. BB -- lowest
                                             degree of speculation; C -- the
                                             highest degree of speculation.
                                             Quality and protective
                                             characteristics outweighed by large
                                             uncertainties or major risk
                                             exposure to adverse conditions.
                D........................... In default.

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade
                                             bond group.
                A........................... Upper-medium grade obligations;
                                             many favorable investment
                                             attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly
                                             secured. Interest and principal
                                             appear adequate for the present but
                                             certain protective elements may be
                                             lacking or may be unreliable over
                                             any great length of time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest
                                             and principal payments not well
                                             safeguarded during good and bad
                                             times.
                B........................... Lack characteristics of desirable investment; potentially low
                                             assurance of timely interest and
                                             principal payments or maintenance
                                             of other contract terms over time.
                Caa......................... Poor standing, may be in default;
                                             elements of danger with respect to
                                             principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked
                                             shortcomings.
                C........................... Lowest-rated; extremely poor
                                             prospects of ever attaining
                                             investment standing.

               Unrated securities will be treated as noninvestment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                       This page intentionally left blank

[JANUS LOGO]

                1-800-525-3713
                P.O. Box 173375
                Denver, Colorado 80217-3375
                janus.com

  3170

                          [JANUS LOGO]

                    Janus Investment Fund

                    Janus Money Market Fund
                    Janus Government Money Market Fund
                    Janus Tax-Exempt Money Market Fund
                    Investor Shares

                    100 Fillmore Street
                    Denver, CO 80206-4928
                    (800) 525-3713

                    Statement of Additional Information

                    February 17, 1999

                    This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus for the Investor Shares (the "Shares") of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund. The Funds are each a separate series of Janus Investment Fund, a Massachusetts business trust.

                    This SAI is not a Prospectus and should be read in conjunction with the Prospectus dated February 17, 1999, which is incorporated by reference into this SAI and may be obtained from the Trust at the above phone number or address. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus. The Annual Report, which contains important financial information about the Funds, is incorporated by reference into this SAI and is also available, without charge, at the above phone number or address.

    [JANUS LOGO]

                                                              Table of contents

                Investment Restrictions
                and Investment Strategies.......................    2
                Performance Data................................   18
                Investment Adviser and Administrator............   22
                Custodian, Transfer Agent
                and Certain Affiliations........................   26
                Portfolio Transactions and Brokerage............   27
                Trustees and Officers...........................   30
                Purchase of Shares..............................   35
                Redemption of Shares............................   36
                Shareholder Accounts............................   37
                Tax-Deferred Accounts...........................   38
                Dividends and Tax Status........................   40
                Principal Shareholders..........................   42
                Miscellaneous Information.......................   43
                Financial Statements............................   46
                Appendix A - Description of Securities Ratings..   47
                Appendix B - Description of Municipal
                Securities......................................   51

Investment restrictions and
           investment strategies

INVESTMENT RESTRICTIONS

               Each Fund has adopted certain fundamental investment restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of Shares if a matter affects just that Fund or that class of Shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of Shares) are present or represented by proxy.

               As used in the restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government Securities" shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities as securities issued or guaranteed by the United States government, its agencies or instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized and municipal securities escrowed with or refunded with escrowed U.S. government securities.

               The Funds have adopted the following fundamental policies:

               (1) With respect to 75% of its assets, a Fund may not purchase a security other than a U.S. Government Security, if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer or the Fund would own more than 10% of the outstanding voting securities of any single issuer. (As noted in the Prospectus, the Funds are also currently subject to the greater diversification standards of Rule 2a-7, which are not fundamental.)

               (2) A Fund may not purchase securities if 25% or more of the value of a Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government Securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to a Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

               (3) A Fund may not act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

               (4) A Fund may not lend any security or make any other loan if, as a result, more than 25% of a Fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

               (5) A Fund may not purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

               (6) A Fund may borrow money for temporary or emergency purposes (not for leveraging) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Fund's total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. Reverse repurchase agreements or the segregation of assets in connection with such agreements shall not be considered borrowing for the purposes of this limit.

               (7) Each Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as that Fund.

               Investment restriction (1) is intended to reflect the requirements under Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, the Funds interpret restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a non-controlled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

               Each Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

               (1) A Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

               (2) A Fund may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

               (3) A Fund may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

               (4) A Fund may not invest in companies for the purpose of exercising control of management.

               Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

               For the purposes of the Funds' policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single industry are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES

               Each of the Funds may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

               Under Rule 2a-7, a Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government Securities, provided that in certain cases a Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

               Pursuant to Rule 2a-7, each Fund (except Janus Tax-Exempt Money Market Fund) will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, a Fund may invest in "second-tier" securities which are eligible securities that are not first-tier securities. However, a Fund (except for Janus Tax-Exempt Money Market Fund, in certain cases) may not invest in a second-tier security if immediately after the acquisition thereof the Fund would have invested more than (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) five percent of its total assets in second-tier securities.

               The following discussion of types of securities in which the Funds may invest supplements and should be read in conjunction with the Prospectus.

Participation Interests

               Each Fund may purchase participation interests in loans or securities in which the Funds may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives a Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Funds intend to exercise any demand rights they may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Funds' investment portfolio. A Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

               Janus Money Market Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

               Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities may be purchased. The rate of interest on securities purchased by a Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Funds, as well as other money market rates of interest. The Funds will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

               The Funds may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

               Interests in pools of mortgage-backed securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

               As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to a Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

               The Funds may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. government. The Government National Mortgage Association ("GNMA") is the principal federal government guarantor of mortgage-backed securities. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The Funds may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. government. GNMA pass-through securities are considered to be riskless with respect to default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and
               (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. government, regardless of whether or not payments have been made on the underlying mortgages. GNMA pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of a

               Fund's GNMA securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

               Residential mortgage loans are pooled also by the Federal Home Loan Mortgage Corporation ("FHLMC"). FHLMC is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues participation certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. The mortgage loans in FHLMC's portfolio are not U.S. government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. FHLMC guarantees the timely payment of interest and ultimate collection of principal on FHLMC PCs; the U.S. government does not guarantee any aspect of FHLMC PCs.

               The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. FNMA guarantees the timely payment of principal and interest on the pass-through securities issued by FNMA; the U.S. government does not guarantee any aspect of the FNMA pass-through securities.

               The Funds may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA or by pools of conventional mortgages.

               Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

Reverse Repurchase Agreements

               Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

               Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies.

When-Issued and Delayed Delivery Securities

               Each Fund may purchase securities on a when-issued or delayed delivery basis. A Fund will enter into such transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Funds' custodian will segregate cash or high quality liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of the segregated securities or from other available sources of cash. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value.

Investment Company Securities

               From time to time, the Funds may invest in securities of other investment companies. The Funds are subject to the provisions of
               Section 12(d)(1) of the 1940 Act. Funds managed by Janus Capital ("Janus Funds") may invest in securities of the Funds and any other money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus Funds.

Debt Obligations

               Janus Money Market Fund may invest in debt obligations of domestic issuers. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Obligations of Financial Institutions

               Janus Money Market Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

               Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties and that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

               Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

               Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and exploration or nationalization of foreign issuers.

U.S. Government Securities

               Janus Government Money Market Fund and to a lesser extent, Janus Money Market Fund, invest in U.S. Government Securities. U.S. Government Securities shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. government securities. U.S. Government Securities in which the Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, U.S. Government Securities in which the Fund may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. government.

Municipal Securities

               The municipal securities in which Janus Tax-Exempt Money Market Fund may invest include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for the issuer's short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which generally are issued in anticipation of various seasonal revenues, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Short-term municipal bonds may include "general obligation bonds," which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest; "revenue bonds," which are generally paid from the revenues of a particular facility or a specific excise tax or other source; and "industrial development bonds," which are issued by or on behalf of public authorities to provide funding for various privately operated industrial and commercial facilities. The Fund may also invest in high quality participation interests in municipal securities. A more detailed description of various types of municipal securities is contained in Appendix B.

               When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the issuing entity, that entity will be deemed to be the sole issuer of the security. Similarly, in the case of an industrial development bond backed only by the assets and revenues of the non-governmental issuer, the non-governmental issuer will be deemed to be the sole issuer of the bond.

Municipal Leases

               Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may invest in municipal leases. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sales contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Funds will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments".

               In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

               Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund.

Performance data

               A Fund may provide current annualized and effective annualized yield quotations based on its daily dividends. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns.

               In performance advertising, the Funds may compare their Shares' performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., CDC/Wiesenberger, IBC/Donoghue's Money Fund Report or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Funds may also compare their Shares' performance information with the performance of recognized stock, bond and other indices, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, the Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Funds may refer to general market performance over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). The Funds may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines. The Funds may also compare the Shares' yield to those of certain U.S. Treasury obligations or other money market instruments.

               Any current yield quotation of the Shares which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period. The Fund's current yield shall be calculated by (a) determining the net change during a seven calendar day period in the value of a hypothetical account having a balance of one share at the beginning of the period, (b) dividing the net change by the value of the account at the beginning of the period to obtain a base period return, and (c) multiplying the quotient by 365/7 (i.e., annualizing). For this purpose, the net change in account value would reflect the value of additional Shares purchased with dividends declared on the original Share and dividends declared on both the original Share and any such additional Shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, the Shares may advertise effective yield quotations. Effective yield quotations are calculated by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting 1 from the result (i.e., compounding).

               Janus Tax-Exempt Money Market Fund's tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal such Shares' yield after taxes. Tax equivalent yields are calculated by dividing Janus Tax-Exempt Money Market Fund's yield by one minus the stated federal or combined federal and state tax rate. If only a portion of the Shares' yield is tax-exempt, only that portion is adjusted in the calculation.

               The Shares' current yield and effective yield for the seven-day period ended October 31, 1998 is shown below:


                                                         Seven-day         Effective
                       Fund Name                           Yield        Seven-day Yield
---------------------------------------------------------------------------------------
Janus Money Market Fund - Investor Shares                  4.89%             5.01%
Janus Government Money Market Fund - Investor Shares       4.73%             4.84%
Janus Tax-Exempt Money Market Fund - Investor Shares*      3.08%             3.13%



*Janus Tax-Exempt Money Market Fund Investor Shares' tax equivalent yield for the seven day period ended October 31, 1998 was 4.28%.

               Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Shares. Also, processing organizations or other institutions may charge their customers direct fees in connection with an investment in a Fund, which will have the effect of reducing the Fund's net yield to those shareholders. The yield on a class of Shares is not fixed or guaranteed, and an investment in the Shares is not insured. Accordingly, yield information may not necessarily be used to compare Shares with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. In addition, because investments in the Funds are not insured or guaranteed, yield on the Shares may not necessarily be used to compare the Shares with investment alternatives which are insured or guaranteed.

DETERMINATION OF NET ASSET VALUE

               Pursuant to the rules of the SEC, the Trustees have established procedures to stabilize each Fund's net asset value at $1.00 per Share. These procedures include a review of the extent of any deviation of net asset value per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of Shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per Share as determined by using available market quotations. Each Fund i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Funds' high quality criteria.

Investment adviser and
           administrator


               As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments. The Funds have each agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of .20% of the average daily net assets of each Fund. However, Janus Capital has agreed to waive .10% of the value of each Fund's average daily net assets of the advisory fee. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory agreements. In addition, the Funds pay brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions.


               On behalf of the Shares, each of the Funds has also entered into an Administration Agreement with Janus Capital. Under the terms of the Administration Agreements, each of the Funds has agreed to compensate Janus Capital for administrative services at the annual rate of .50% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, net asset value determination and Fund accounting, recordkeeping, and blue sky registration and monitoring services, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders, and other costs of complying with applicable laws regulating the sale of Shares. Each Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not affiliated with Janus Capital, audit fees and expenses, and extraordinary costs.

               The following table summarizes the advisory fees paid by the Funds for the fiscal years ended October 31:


                                 1998                      1997                      1996
                        -----------------------   -----------------------   -----------------------
                         Advisory     Advisory     Advisory     Advisory     Advisory     Advisory
                        Fees Prior   Fees After   Fees Prior   Fees After   Fees Prior   Fees After
      Fund Name         to Waiver      Waiver     to Waiver      Waiver     to Waiver      Waiver
---------------------------------------------------------------------------------------------------
Janus Money Market
  Fund                  $9,548,370   $4,774,185   $6,858,596   $3,429,298   $3,101,530   $1,550,765
Janus Government Money
  Market Fund             $944,654     $472,327     $362,308     $181,154     $330,914     $165,457
Janus Tax-Exempt Money
  Market Fund             $226,264     $113,132     $158,812      $79,406     $140,898      $70,449


(1) February 15, 1995 (inception) to October 31, 1995.

               The following table summarizes the administration fees paid by the Shares for the fiscal years ended October 31:


                                                     1998             1997             1996
                                                --------------   --------------   --------------
                                                Administration   Administration   Administration
                  Fund Name                          Fees             Fees             Fees
------------------------------------------------------------------------------------------------
Janus Money Market Fund - Investor Shares         $5,619,954       $4,415,259       $3,381,669
Janus Government Money Market Fund - Investor
  Shares                                             $752,625        $615,966           $560,294
Janus Tax-Exempt Money Market Fund - Investor
  Shares                                            $455,293          $379,650          $343,475


               Advisory fees are paid on the Fund level while administration fees are paid on the class level.

               The Advisory Agreements for each Fund were reexecuted on July 1, 1997 (without amendment other than effective dates) and will continue in effect until July 1, 1999, and thereafter from year to year so long as such continuance is approved annually by a majority of the Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees of the Funds. Each Advisory Agreement i) may be terminated without the payment of any penalty by any Fund or Janus Capital on 60 days' written notice; ii) terminates automatically in the event of its assignment; and iii) generally, may not be amended without the approval of a majority of the Trustees of the affected Fund, including the Trustees who are not interested persons of that Fund or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.

               Janus Capital also acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

               Kansas City Southern Industries, Inc. ("KCSI") owns approximately 82% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

               KCSI has announced its intention to separate its transportation and financial services businesses. KCSI is currently studying alternatives for completion of the separation that meet its business objectives without risking adverse tax consequences. KCSI expects completion of the separation to be contemplated in 1999.

               Each account managed by Janus Capital has its own investment objective and is managed in accordance with that objective by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

               Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts except under the limited exceptions contained in Janus Capital's policy regarding personal investing by directors, officers and employees of Janus Capital and the Funds. The policy requires investment personnel and officers of Janus Capital, inside directors of Janus Capital and the Funds and other designated persons deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Funds.

               In addition to the pre-clearance requirement described above, the policy subjects investment personnel, officers and directors/Trustees of Janus Capital and the Funds to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with Janus Capital's policy. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

               The provisions of the policy are administered by and subject to exceptions authorized by Janus Capital.

Custodian, transfer agent and
           certain affiliations


               UMB Bank, N.A. ("UMB"), P.O. Box 419226, Kansas City, Missouri 64141-6226, is the Funds' current custodian. However, it is expected that Citibank, N.A., 111 Wall Street 24th Floor, Zone 5, New York, NY 10043, will replace UMB as custodian for the Funds in the first quarter of 1999. The custodian holds the Funds' assets in safekeeping and collects and remits the income thereon, subject to the instructions of each Fund.

               Janus Service Corporation, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Service provides certain other administrative, recordkeeping and shareholder relations services to the Funds. The Funds do not pay Janus Service a fee.

               Janus Distributors, Inc., 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Funds' shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital.

               Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Funds or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital.

Portfolio transactions and brokerage

               Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital, whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions.

               In selecting brokers and dealers and in negotiating commissions, Janus Capital considers a number of factors, including but not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; and research products or services provided. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. These research and other services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and access to third party publications, computer and electronic equipment and software. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts.

               For the fiscal year ended October 31, 1998, the Funds paid no brokerage commissions to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds.

               For the fiscal years ended October 31, 1998, October 31, 1997 and October 31, 1996, the total brokerage commissions paid by the Funds are summarized below:


                       Fund Name                            1998       1997        1996
----------------------------------------------------------------------------------------
Janus Money Market Fund                                     $0          $0        $4,851
Janus Government Money Market Fund                          $0          $0          $0
Janus Tax-Exempt Money Market Fund                          $0          $0          $0


               The Funds generally buy and sell securities in principal transactions, in which no commissions are paid. However, the Funds may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the respective Fund will be no less favorable than that of contemporaneously available principal transactions.

               Janus Capital may use research products and services in servicing other accounts in addition to the Funds. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

               Janus Capital may consider sales of Shares by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Shares as a factor in the selection of broker-dealers to execute Fund portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund (i) to the Fund or (ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

               When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

               As of October 31, 1998, certain Funds owned securities of their regular broker-dealers (or parents), as shown below:


                                        Name of                  Value of
        Fund Name                    Broker-Dealer           Securities Owned
-----------------------------------------------------------------------------
Janus Money Market Fund     Banker's Trust Securities Corp.    $262,495,236
                            Merrill Lynch, Pierce, Fenner &
                              Smith, Inc.                      $139,999,803
                            Lehman Brothers, Inc.              $300,000,000
                            Goldman Sachs Group L.P.           $300,000,000
                            Deutsche Morgan Grenfell, Inc.     $150,000,000
                            Bear Stearns Co., Inc.             $ 99,015,375
                            ABN AMRO Securities, Inc.          $586,000,000
                            BT Alex Brown, Inc.                $ 50,000,000
                            Salomon Smith Barney, Inc.         $675,000,000
                            HSBC America, Inc.                 $ 73,435,489
                            CIT Group, Inc.                    $149,881,540
                            Barclay Capital, Inc.              $250,000,000
Janus Government Money
  Market Fund               ABN AMRO Securities, Inc.          $ 93,200,000
                            CS First Boston, Inc.              $250,000,000
                            JP Morgan Securities, Inc.         $ 25,100,000
                            Salomon Smith Barney, Inc.         $125,000,000

Trustees and officers

               The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Thomas H. Bailey, Age 61  - Trustee, Chairman and President*#
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Trustee, Chairman and President of Janus Aspen Series. Chairman, Chief Executive Officer, Director and President of Janus Capital. Director of Janus Distributors, Inc.

James P. Craig, III, Age 42 - Trustee*#
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Trustee and Executive Vice President of Janus Aspen Series. Chief Investment Officer, Vice Chairman and Director of Janus Capital. Executive Vice President and Portfolio Manager of Janus Fund. Executive Vice President and Co-Manager of Janus Venture Fund.

Gary O. Loo, Age 58 - Trustee#
102 N. Cascade Avenue, Suite 500
Colorado Springs, CO 80903
--------------------------------------------------------------------------------
               Trustee of Janus Aspen Series. President and Director of High Valley Group, Inc., Colorado Springs, CO (investments).

--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.
#Member of the Trust's Executive Committee.

Dennis B. Mullen, Age 55 - Trustee
7500 E. McCormick Parkway, #24
Scottsdale, AZ 85258
--------------------------------------------------------------------------------
               Trustee of Janus Aspen Series. Private Investor. Formerly (1997-
               1998), Chief Financial Officer-Boston Market Concepts, Boston Chicken, Inc., Golden, CO (restaurant chain); (1993-1997), President and Chief Executive Officer of BC Northwest, L.P., a franchise of Boston Chicken, Inc., Bellevue, WA (restaurant chain).

James T. Rothe, Age 55 - Trustee
102 South Tejon Street, Suite 1100
Colorado Springs, CO 80903
--------------------------------------------------------------------------------
               Trustee of Janus Aspen Series. Professor of Business, University of Colorado, Colorado Springs, CO. Principal, Phillips-Smith Retail Group, Colorado Springs, CO (a venture capital firm). Formerly (1986-1994), Dean of the College of Business, University of Colorado, Colorado Springs, CO.

William D. Stewart, Age 54 - Trustee#
5330 Sterling Drive
Boulder, CO 80302
--------------------------------------------------------------------------------
               Trustee of Janus Aspen Series. President of HPS Division of MKS Instruments, Boulder, CO (manufacturer of vacuum fittings and valves).

Martin H. Waldinger, Age 60 - Trustee
4940 Sandshore Court
San Diego, CA 92130
--------------------------------------------------------------------------------
               Trustee of Janus Aspen Series. Private Consultant. Formerly (1993
               - 1996), Director of Run Technologies, Inc., a software development firm, San Carlos, CA.

--------------------------------------------------------------------------------
#Member of the Trust's Executive Committee.

Sharon S. Pichler, Age 49 - Executive Vice President*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------

               Executive Vice President of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund. Portfolio Manager of Janus Money Market Fund and Janus Tax-Exempt Money Market Fund. Formerly, Portfolio Manager of Janus Government Money Market Fund (February 1995-February 1999). Vice President of Janus Capital. Formerly, Assistant Vice President and Portfolio Manager at USAA Investment Management Co. (1990-1994).


Thomas A. Early, Age 44 - Vice President and General Counsel*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Vice President and General Counsel of Janus Aspen Series. Vice President, General Counsel and Secretary of Janus Capital. Vice President and General Counsel of Janus Service Corporation, Janus Distributors, Inc. and Janus Capital International, Ltd. Director of Janus World Funds Plc. Formerly (1997-1998), Executive Vice President and General Counsel of Prudential Investments Fund Management LLC, Newark, NJ. Formerly (1994-1997), Vice President and General Counsel of Prudential Retirement Services, Newark, NJ. Formerly (1988-1994), Associate General Counsel and Chief Financial Services Counsel, Frank Russell Company, Tacoma, WA.

--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.

Steven R. Goodbarn, Age 41 - Vice President and Chief Financial Officer*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Vice President and Chief Financial Officer of Janus Aspen Series. Vice President of Finance, Treasurer and Chief Financial Officer of Janus Capital, Janus Service Corporation and Janus Distributors, Inc. Director of Janus Service Corporation, Janus Distributors, Inc. and Janus World Funds Plc. Director, Treasurer and Vice President of Finance of Janus Capital International Ltd. Formerly (May 1992-January 1996), Treasurer of Janus Investment Fund and Janus Aspen Series.

Kelley Abbott Howes, Age 33 - Assistant Vice President and Secretary*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Assistant Vice President and Secretary of Janus Aspen Series. Director and President of Janus Distributors, Inc. Assistant Vice President and Associate Counsel of Janus Capital. Formerly (1990
               - 1994), with The Boston Company Advisors, Inc., Boston, MA (mutual fund administration services).

Glenn P. O'Flaherty, Age 40  - Treasurer and Chief Accounting Officer*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Treasurer and Chief Accounting Officer of Janus Aspen Series. Vice President of Janus Capital. Formerly (1991-1997) Director of Fund Accounting, Janus Capital.

--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.

               The Trustees are responsible for major decisions relating to each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions.

               The Trust's Executive Committee shall have and may exercise all the powers and authority of the Trustees except for matters requiring action by all Trustees pursuant to the Trust's Bylaws or Declaration of Trust, Massachusetts Law or the 1940 Act.

               The Money Market Funds Committee, consisting of Messrs. Loo, Mullen and Rothe, monitors the compliance with policies and procedures adopted particularly for money market funds.

               The following table shows the aggregate compensation earned by and paid to each Trustee by the Funds described in this SAI and all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds") for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds.


                                                Aggregate Compensation     Total Compensation
                                                  from the Funds for    from the Janus Funds for
                                                  fiscal year ended        calendar year ended
           Name of Person, Position                October 31, 1998        December 31, 1998**
-------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee*                   $0                       $0
James P. Craig, Trustee*                                  $0                       $0
William D. Stewart, Trustee                            $ 5,754                   $82,000
Gary O. Loo, Trustee                                   $13,896                   $74,000
Dennis B. Mullen, Trustee                              $12,531                   $82,000
Martin H. Waldinger, Trustee                           $ 5,517                   $74,000
James T. Rothe, Trustee                                $11,913                   $82,000


 *An interested person of the Funds and of Janus Capital. Compensated by Janus
  Capital and not the Funds.
**As of December 31, 1998, Janus Funds consisted of two registered investment companies comprised of a total of 32 funds.

Purchase of shares


               Shares are sold at the net asset value per share as determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE" or the "Exchange") next occurring after a purchase order is received and accepted by a Fund (except net asset value is normally determined at 5:00 p.m. (New York time) for Janus Government Money Market Fund). A Fund's net asset value is calculated each day that both the NYSE and the Federal Reserve Banks are open ("bank business day"). As stated in the Prospectus, the Funds each seek to maintain a stable net asset value per share of $1.00. The Shareholder's Manual Section of the Prospectus contains detailed information about the purchase of Shares.


REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

               If investors do not elect in writing or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on Shares are reinvested automatically in additional Shares of that Fund at the NAV determined on the payment date. Checks for cash dividends and distributions and confirmations of reinvestments are usually mailed to shareholders within ten days after the record date. Any election (which may be made on the New Account Application form or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect in writing or by phone to change back to automatic reinvestment at any time.

Redemption of shares

               Procedures for redemption of Shares are set forth in the Shareholder's Manual section of the Prospectus. Shares normally will be redeemed for cash, although each Fund retains the right to redeem Shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, their Fund will have the option of redeeming the excess in cash or in kind. If Shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.

               The right to require the Funds to redeem Shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Shareholder accounts

               Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Prospectus. Applications for specific types of accounts may be obtained by calling the Funds at 1-800-525-3713 or writing to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375.

SYSTEMATIC REDEMPTIONS

               As stated in the Shareholder's Manual section of the Prospectus, if you have a regular account or are eligible for distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of Shares in the account at the net asset value. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of the Shares in the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account. Either an investor or their Fund, by written notice to the other, may terminate the investor's systematic redemption option without penalty at any time.

               Information about requirements to establish a systematic redemption option may be obtained by writing or calling the Funds at the address or phone number shown above.

Tax-Deferred accounts

               The Funds offer several different types of tax-deferred retirement plans that an investor may establish to invest in Shares, depending on rules prescribed by the Internal Revenue Code of 1986 and the regulations thereunder (the "Code"). Traditional and Roth Individual Retirement Accounts may be used by most individuals who have taxable compensation. Simplified Employee Pensions and the Defined Contribution Plans may be used by most employers, including corporations, partnerships and sole proprietors, for the benefit of business owners and their employees. Education IRAs allow individuals, subject to certain income limitations, to contribute up to $500 annually on behalf of any child under the age of 18. In addition, the Funds offer a
               Section 403(b)(7) Plan for employees of educational organizations and other qualifying tax-exempt organizations. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.


               Contributions under Traditional and Roth IRAs, Education IRAs, SEPs, Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant. The investment is then held by Investors Fiduciary Trust Company as custodian. Each participant's account is charged an annual fee of $12 per taxpayer identification number no matter how many tax-deferred accounts the participant has with Janus.


               Distributions from tax deferred accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Several exceptions to the general rule may apply. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax adviser or legal counsel prior to receiving any distribution from any tax-deferred plan, in order to determine the income tax impact of any such distribution.

               To receive additional information about Traditional and Roth IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans along with the necessary materials to establish an account, please call the Funds at 1-800-525-3713 or write to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to a Traditional or Roth IRA, SEP, Defined Contribution Plan or
               Section 403(b)(7) Plan can be made until the appropriate forms to establish any such plan have been completed.

Dividends and tax status


               Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. A shareholder may receive dividends in cash or may choose to have dividends automatically reinvested in a Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day will receive that day's dividend if the purchase is effected at or prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares will begin to accrue dividends on the following day. Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 4:00 p.m. (New York time), (5:00 p.m. for Janus Government Money Market Fund) on the day of receipt and such Shares will begin to accrue dividends on the first bank business day following receipt of the order. Requests for redemption of Shares of a Fund will be redeemed at the next determined net asset value. If processed by 4:00 p.m. (New York time), (5:00 p.m. for Janus Government Money Market Fund) such redemption will generally include dividends declared through the day of redemption. However, redemption requests made by wire that are received prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day will result in Shares being redeemed that day and no dividend will be accrued for such day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received. If shares of a Fund were originally purchased by check or through an Automated Clearing House transaction, the Fund may delay transmittal of redemption proceeds up to 15 days in order to ensure that purchase funds have been collected. Closing times for purchase and redemption of Shares may be changed for days in which the bond market or the NYSE close early.

               Distributions for all of the Funds (except Janus Tax-Exempt Money Market Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received in cash or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year. As described in detail in the Prospectus, Janus Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax, although dividends attributable to interest on taxable investments, together with distributions from any net realized short- or long-term capital gains, are taxable.

               The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code. Accordingly, a Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. government securities).

               Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a Fund.

Principal shareholders


               As of January 20, 1999, the officers and Trustees as a group owned less than 1% of the outstanding Shares.



               As of January 20, 1999, Janus Capital Corporation, 100 Fillmore Street, Denver, CO 80206-4928, owned 6.15% of the Shares of Janus Money Market Fund.

Miscellaneous information

               Each Fund is a series of the Trust, a Massachusetts business trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust offers 21 separate series, three of which currently offer three classes of shares.

               Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

               Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Agreement and Declaration of Trust (the "Declaration of Trust") disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

SHARES OF THE TRUST

               The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. All shares of a Fund participate equally in dividends and other distributions by such Fund, and in residual assets of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights.

               The Trust is authorized to issue multiple classes of shares for each Fund. Currently, Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund each offer three classes of shares by separate prospectuses. The Shares discussed in this SAI are offered to the general public. A second class of shares, Service Shares, is offered through banks and other financial institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs. A third class of shares, Institutional Shares, is offered only to clients meeting certain minimum investment criteria.

SHAREHOLDER MEETINGS

               The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Fund only if a matter affects or requires the vote of only that Fund or that Fund's interest in the matter differs from the interest of other portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own.

VOTING RIGHTS

               The present Trustees were elected at a meeting of shareholders held on July 10, 1992 with the exception of Mr. Craig and Mr. Rothe who were appointed by the Trustees as of June 30, 1995 and January 1, 1997, respectively. Under the Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Declaration of Trust, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Trust's Bylaws or the Trustees.

               As mentioned above in "Shareholder Meetings," each share of each series of the Trust has one vote (and fractional votes for fractional shares). Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP, 950 Seventeenth Street, Suite 2500, Denver, Colorado 80202, independent accountants for the Funds, audit the Funds' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

               The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

Financial statements


               The following audited financial statements of the Funds for the period ended October 31, 1998 are hereby incorporated into this SAI by reference to the Funds' Annual Report dated October 31, 1998.


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

               Schedules of Investments as of October 31, 1998

               Statements of Operations for the period ended October 31, 1998

               Statements of Assets and Liabilities as of October 31, 1998

               Statements of Changes in Net Assets for the periods ended October 31, 1998 and 1997

               Financial Highlights for each of the periods indicated

               Notes to Financial Statements

               Report of Independent Accountants

               The portions of such Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

Appendix A

DESCRIPTION OF SECURITIES RATINGS

MOODY'S AND STANDARD & POOR'S

               MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS. The two highest ratings of Standard & Poor's Ratings Services for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

               The two highest ratings of Moody's Investors Service, Inc. for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

               SHORT-TERM MUNICIPAL LOANS. S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

               Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

               OTHER SHORT-TERM DEBT SECURITIES. Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH

                BOND RATING                  EXPLANATION
                ----------------------------------------------------------------
                F-1+........................ Exceptionally strong credit
                                             quality. Issues assigned this
                                             rating are regarded as having the
                                             strongest degree of assurance for
                                             timely payment.
                F-1......................... Very strong credit quality. Issues assigned this rating reflect an
                                             assurance for timely payment only
                                             slightly less in degree than issues
                                             rated F-1+.
                F-2......................... Good credit quality. Issues
                                             assigned this rating have a
                                             satisfactory degree of assurance
                                             for timely payments, but the margin
                                             of safety is not as great as the F-
                                             1+ and F-1 ratings.

DUFF & PHELPS INC.

                BOND RATING                  EXPLANATION
                ----------------------------------------------------------------
                Duff 1+..................... Highest certainty of timely
                                             payment. Short-term liquidity,
                                             including internal operating
                                             factors and/or ready access to
                                             alternative sources of funds, is
                                             clearly outstanding, and safety is
                                             just below risk-free U.S. Treasury
                                             short-term obligations.
                Duff 1...................... Very high certainty of timely payment. Liquidity factors are
                                             excellent and supported by good
                                             fundamental protection factors.
                                             Risk factors are minor.
                Duff 1-..................... High certainty of timely payment.
                                             Liquidity factors are strong and
                                             supported by good fundamental
                                             protection factors. Risk factors
                                             are very small.
                Duff 2...................... Good certainty of timely payment.
                                             Liquidity factors and company
                                             fundamentals are sound. Although
                                             ongoing funding needs may enlarge
                                             total financing requirements,
                                             access to capital markets is good.
                                             Risk factors are small.

THOMSON BANKWATCH, INC.

                BOND RATING                  EXPLANATION
                ----------------------------------------------------------------
                TBW-1....................... The highest category; indicates a very high degree of likelihood that
                                             principal and interest will be paid
                                             on a timely basis.
                TBW-2                        The second highest category; while
                                             the degree of safety regarding
                                             timely repayment of principal and
                                             interest is strong, the relative
                                             degree of safety is not as high as
                                             for issues rated TBW-1.
                TBW-3....................... The lowest investment grade
                                             category; indicates that while more
                                             susceptible to adverse developments
                                             (both internal and external) than
                                             obligations with higher ratings,
                                             capacity to service principal and
                                             interest in a timely fashion is
                                             considered adequate.
                TBW-4....................... The lowest rating category; this rating is regarded as
                                             non-investment grade and therefore
                                             speculative.

IBCA, INC.

                BOND RATING                  EXPLANATION
                ----------------------------------------------------------------
                A1+......................... Obligations supported by the
                                             highest capacity for timely
                                             repayment. Where issues possess a
                                             particularly strong credit feature,
                                             a rating of A1+ is assigned.
                A2.......................... Obligations supported by a good capacity for timely repayment.
                A3.......................... Obligations supported by a
                                             satisfactory capacity for timely
                                             repayment.
                B........................... Obligations for which there is an uncertainty as to the capacity to
                                             ensure timely repayment.
                C                            Obligations for which there is a
                                             high risk of default or which are
                                             currently in default.

Appendix B

DESCRIPTION OF MUNICIPAL SECURITIES

               MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

               1. PROJECT NOTES, which carry a U.S. government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

               2. TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

               3. REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

               4. BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

               5. CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association ("Fannie Mae") or the Government National Mortgage Association ("Ginnie Mae").

               6. TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

               MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

               1. GENERAL OBLIGATION BONDS are issued by such entities as states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

               2. REVENUE BONDS in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

               In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

               3. PRIVATE ACTIVITY BONDS are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

               While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

               Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenues bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

               OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus.

               Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

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 58

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 60

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

        [JANUS LOGO]
                1-800-525-3713
                P.O. Box 173375
                Denver, Colorado 80217-3375
                janus.com

  3171

                           [JANUS LOGO]

                    Janus Investment Fund
                    Janus Venture Fund

                    100 Fillmore Street
                    Denver, CO 80206-4928
                    (800) 525-3713

                    Statement of Additional Information

                    February 17, 1999

                    Janus Venture Fund is a no-load, diversified mutual fund that seeks capital appreciation. The Fund normally invests at least 50% of its equity assets in securities issued by small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Subject to this policy, the Fund may also invest in larger issuers. Depending upon its portfolio managers' opinion of prevailing market, financial and economic conditions, the Fund may at times hold substantial positions in cash or interest-bearing securities.

                    The Fund is a separate series of Janus Investment Fund, a Massachusetts business trust.

                    The Fund has discontinued public sales of its shares to new investors. However, shareholders who maintain open Fund accounts are permitted to continue to purchase shares of the Fund and to reinvest any dividends and/or capital gains distributions in shares of the Fund. Once a shareholder's Fund account is closed, it may not be possible for that shareholder to purchase additional Fund shares. See the "Shareholder's Manual" section of the Prospectus for more details. The Fund may resume sales of its shares at some future date, although it has no present intention of doing so.

                    This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Fund's Prospectus dated February 17, 1999, which is incorporated by reference into this SAI and may be obtained from the Trust at the above phone number or address. This SAI contains additional and more detailed information about the Fund's operations and activities than the Prospectus. The Annual Report, which contains important financial information about the Fund, is incorporated by reference into this SAI and is also available, without charge, at the above phone number or address.

[JANUS LOGO]

                                                             Table of contents

                Classification, Portfolio Turnover, Investment
                Policies and Restrictions, and Investment
                Strategies and Risks............................    2
                Investment Adviser..............................   38
                Custodian, Transfer Agent and Certain
                Affiliations....................................   42
                Portfolio Transactions and Brokerage............   44
                Trustees and Officers...........................   48
                Purchase of Shares..............................   54
                   Net Asset Value Determination................   54
                   Reinvestment of Dividends and Distributions..   55
                Redemption of Shares............................   57
                Shareholder Accounts............................   58
                   Telephone Transactions.......................   58
                   Systematic Redemptions.......................   58
                Tax-Deferred Accounts...........................   59
                Income Dividends, Capital Gains Distributions
                and Tax Status..................................   61
                Principal Shareholders..........................   62
                Miscellaneous Information.......................   63
                   Shares of the Trust..........................   64
                   Shareholder Meetings.........................   64
                   Voting Rights................................   64
                   Master/Feeder Option.........................   65
                   Independent Accountants......................   65
                   Registration Statement.......................   65
                Performance Information.........................   66
                Financial Statements............................   67
                Appendix A......................................   68

Classification, portfolio turnover,
                investment policies
                and restrictions, and
                investment strategies
                and risks

CLASSIFICATION


               The Fund is a series of the Trust, an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified, and the Fund is a diversified fund.


PORTFOLIO TURNOVER


               The Prospectus includes a discussion of portfolio turnover policies. The Fund's portfolio turnover rates (total purchases or sales, whichever is less, compared to average monthly value of portfolio securities) for the fiscal years ended October 31, 1998 and October 31, 1997, were 90% and 146%, respectively.


INVESTMENT POLICIES AND RESTRICTIONS

               The Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of
               (i) more than 50% of the outstanding voting securities of the Trust (or the Fund if a matter affects just the Fund), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund) are present or represented by proxy. As fundamental policies, the Fund may not:

               (1) Own more than 10% of the outstanding voting securities of any one issuer and, as to seventy-five percent (75%) of the value of its total assets, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act, if immediately after and as a result of such purchase, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets.

               (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. government securities).

               (3) Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

               (4) Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

               (5) Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

               (6) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

               As a fundamental policy, the Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

               The Trustees have adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

               (a) The Fund will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

               (b) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

               (c) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

               (d) The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

               (e) The Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of the Fund's total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

               (f) The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

               (g) The Fund may not invest in companies for the purpose of exercising control of management.

               Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC") the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

               For the purposes of the Fund's policies on investing in particular industries, the Fund will rely primarily on industry or industry group classifications published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single industry are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS

Cash Position


               As discussed in the Prospectus, when the Fund's portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's investment in cash and similar investments may increase. Securities that the Fund may invest in as a means of receiving a return on idle cash include commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Fund may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities" on page 12).


Illiquid Investments

               The Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Fund. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a Nationally Recognized Statistical Rating Organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

               If illiquid securities exceed 15% of the Fund's net assets after the time of purchase the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of the Fund to decline.

Foreign Securities

               The Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities, because the Fund's performance may depend on issues other than the performance of a particular company. These issues include:

               - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

               - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Short Sales

               The Fund may engage in "short sales against the box." This technique involves selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

Zero Coupon, Step Coupon and Pay-In-Kind Securities

               The Fund may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

               Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 and the regulations thereunder (the "Code"), the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because the Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

               Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

               The Fund may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Fund. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("GNMA") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Fund will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

               The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

               The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

               Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The Fund's portfolio managers will consider estimated prepayment rates in calculating the average weighted maturity of the Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by the Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit the Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

               Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. These obligations are likely to involve unscheduled prepayments of principal.

Investment Company Securities

               From time to time, the Fund may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. The Fund may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.

Depositary Receipts

               The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

               Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Fund's prospectus.

Municipal Obligations

               The Fund may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable the Fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

               Other types of income producing securities that the Fund may purchase include, but are not limited to, the following types of securities:

               VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). See also "Inverse Floaters."

               In order to most effectively use these investments, the portfolio managers must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers incorrectly forecast such movements, the Fund could be adversely affected by the use of variable or floating rate obligations.

               STANDBY COMMITMENTS. These instruments, which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

               TENDER OPTION BONDS. Tender option bonds are generally long-term securities that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

               INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Fund will not invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, the Fund could lose money or its NAV could decline by the use of inverse floaters.

               STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

               The Fund will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of its portfolio.

High-Yield/High-Risk Securities

               The Fund intends to invest less than 35% of its net assets in securities that are rated below investment grade (e.g., securities rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Lower rated securities involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the securities so affected.

               The Fund may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, Janus Capital may treat such securities as unrated debt. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. The Fund's portfolio managers will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, in determining whether to purchase unrated municipal bonds. Unrated debt securities will be included in the 35% limit unless the portfolio managers deem such securities to be the equivalent of investment grade securities.

               Subject to the above limits, the Fund may purchase defaulted securities only when its portfolio managers believe, based upon their analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the portfolio managers' belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

               Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

               Disposition of Portfolio Securities. Although the Fund generally will purchase securities for which its portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Fund will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Fund's ability to readily dispose of securities to meet redemptions.

               Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Fund.

Repurchase and Reverse Repurchase Agreements

               In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

               The Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, the Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund's portfolio, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

Futures, Options and Other Derivative Instruments

               FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

               The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Fund's custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to a return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business and by depositing margin payments in a segregated account with the Fund's custodian.

               The Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Fund will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

               Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

               The Fund's primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. To the extent the Fund enters into futures contracts for this purpose, the segregated assets maintained to cover the Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the Fund with respect to the futures contracts. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

               If the Fund owns Treasury bonds and the portfolio managers expect interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund's interest rate futures contract will increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers expect interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

               The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers still may not result in a successful use of futures.

               Futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts if the portfolio managers' investment judgement proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

               The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund's current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests D for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities D which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

               Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

               Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.

               OPTIONS ON FUTURES CONTRACTS. The Fund may buy and write put and call options on futures contracts. An option on a future gives the Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

               The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the future's price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

               The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

               The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

               FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Fund may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

               The following discussion summarizes the Fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts"). The Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). The Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). The Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. The Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances the Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers believe there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

               These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Fund's currency exposure from one foreign currency to another removes the Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if its portfolio managers' projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

               The Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value its tied to, the currency underlying the forward contract or the currency being hedged. To the extent that the Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating assets, the Fund may buy call options permitting the Fund to buy the amount of foreign currency being hedged by a forward sale contract or the Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

               While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contacts. In such event, the Fund's ability to utilize forward contracts may be restricted. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

               OPTIONS ON FOREIGN CURRENCIES. The Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

               Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

               The Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

               Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

               The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with the Fund's custodian.

               The Fund also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, the Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

               OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Fund may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Fund may write and buy options on the same types of securities that the Fund may purchase directly.

               A put option written by the Fund is "covered" if the Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Fund's custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

               A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and other liquid assets in a segregated account with its custodian.

               The Fund also may write call options that are not covered for cross-hedging purposes. The Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio managers believe that writing the option would achieve the desired hedge.

               The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

               The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

               In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit the Fund to write another put option to the extent that the exercise price is secured by other liquid assets. Effecting a closing transaction also will permit the Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security.

               The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. The Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

               An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

               The Fund may write options in connection with buy-and-write transactions. In other words, the Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

               The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

               The Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

               The Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

               EURODOLLAR INSTRUMENTS. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

               SWAPS AND SWAP-RELATED PRODUCTS. The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

               The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

               There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

               ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

               Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

               The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

               In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Investment adviser

               As stated in the Prospectus, the Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund's investments, provide office space for the Fund, and pay the salaries, fees and expenses of all Fund officers and of those Trustees who are affiliated with Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Fund.

               The Fund pays custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Trustees who are not affiliated with Janus Capital, costs of preparing, printing and mailing the Fund's Prospectus and SAI to current shareholders, and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreement, Janus Capital furnishes certain other services, including net asset value determination and Fund accounting, recordkeeping, and blue sky registration and monitoring services, for which the Fund may reimburse Janus Capital for its costs.

               The Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.75% of the first $300 million of the Fund's average daily net assets, 0.70% of the next $200 million of the Fund's average daily net assets, and 0.65% of the average daily net assets of the Fund in excess of $500 million.


               For the fiscal year ended October 31, 1998, the investment advisory fee was $8,032,427. For the fiscal years ended October 31, 1997 and October 31, 1996, the Fund incurred investment advisory fees of $9,406,417 and $12,316,252, respectively. Janus Capital did not waive any portion of its fee in any of these years.

               The Advisory Agreement is dated July 1, 1997, and it will continue in effect until July 1, 1999, and thereafter from year to year so long as such continuance is approved annually by a majority of the Fund's Trustees who are not parties to the Advisory Agreement or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees of the Fund. The Advisory Agreement i) may be terminated without the payment of any penalty by the Fund or Janus Capital on 60 days' written notice; ii) terminates automatically in the event of its assignment; and iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the Fund, including the Trustees who are not interested persons of the Fund or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund.

               Janus Capital also acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating Funds on a pro rata basis.

               Kansas City Southern Industries, Inc. ("KCSI") owns approximately 82% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

               KCSI has announced its intention to separate its transportation and financial services businesses. KCSI is currently studying alternatives for completion of the separation that meet its business objectives without risking adverse tax consequences. KCSI expects completion of the separation to be contemplated in 1999.

               Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

               Janus Capital does not permit the Fund's portfolio managers to purchase and sell securities for their own accounts except under the limited exceptions contained in Janus Capital's policy regarding personal investing by directors/Trustees, officers and employees of Janus Capital and the Trust. The policy requires investment personnel and officers of Janus Capital, inside directors/Trustees of Janus Capital and the Fund and other designated persons deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction known to be under consideration for or to have been effected on behalf of any client account, including the Fund.

               In addition to the pre-clearance requirement described above, the policy subjects investment personnel, officers and directors/

               Trustees of Janus Capital and the Trust to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with Janus Capital's policy. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

               The provisions of the policy are administered by and subject to exceptions authorized by Janus Capital.

Custodian, transfer agent and
           certain affiliations

               State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Fund. State Street and the foreign subcustodians selected by it and approved by the Trustees have custody of the assets of the Fund held outside the U.S. and cash incidental thereto. The custodian and subcustodians hold the Fund's assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Fund.

               Janus Service Corporation, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Fund's transfer agent. In addition, Janus Service provides certain other administrative, recordkeeping and shareholder relations services to the Fund. For transfer agency and other services, Janus Service receives a fee calculated at an annual rate of 0.16% of average net assets of the Fund. In addition, the Fund pays DST Systems, Inc. ("DST"), a subsidiary of KCSI, license fees at the rate of $3.06 per shareholder account for the use of DST's shareholder accounting system. The fund also pays DST $1.10 per closed shareholder account. The Fund pays DST for the use of its portfolio and fund accounting system a monthly base fee of $250 to $1,250 based on the number of Janus funds using the system and an asset charge of $1 per million dollars of net assets (not to exceed $500 per month). In addition, the Fund pays DST postage and forms costs of a DST affiliate incurred in mailing Fund shareholder transaction confirmations.

               The Trustees have authorized the Fund to use another affiliate of DST as introducing broker for certain Fund portfolio transactions as a means to reduce Fund expenses through credits against the charges of DST and its affiliates with regard to commissions earned by such affiliate. See "Portfolio Transactions and Brokerage."

               Janus Distributors, Inc., 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Fund. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Fund in connection with the sale of its shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Fund's shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital.

Portfolio transactions and brokerage

               Decisions as to the assignment of portfolio business for the Fund and negotiation of its commission rates are made by Janus Capital, whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. The Fund may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

               In selecting brokers and dealers and in negotiating commissions, Janus Capital considers a number of factors, including but not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Fund or to a third party service provider to the Fund to pay Fund expenses; and research products or services provided. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital in carrying out its responsibilities.


               Most brokers and dealers used by Janus Capital provide research and other services described above. For the year ended October 31, 1998, the Fund paid $557,951 of its total brokerage commissions to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Fund on transactions of $328,322,385. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts.


               Janus Capital may use research products and services in servicing other accounts in addition to the Fund. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

               Janus Capital does not enter into agreements with any brokers regarding the placement of securities transactions because of the research services they provide. It does, however, have an internal procedure for allocating transactions in a manner consistent with its execution policy to brokers that it has identified as providing superior execution and research, research-related products or services which benefit its advisory clients, including the Fund. Research products and services incidental to effecting securities transactions furnished by brokers or dealers may be used in servicing any or all of Janus Capital's clients and such research may not necessarily be used by Janus Capital in connection with the accounts which paid commissions to the broker-dealer providing such research products and services.

               Janus Capital may consider sales of Fund shares by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Fund shares as a factor in the selection of broker-dealers to execute Fund portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for the Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

               When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

               The Fund's Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than those that would otherwise be incurred.


               The total amount of brokerage commissions paid by the Fund during the fiscal year ended October 31, 1998, was $1,688,512. For the fiscal years ended October 31, 1997 and October 31, 1996, the Fund paid brokerage commissions of $3,599,484 and

               $3,945,142, respectively. Included in the brokerage commissions paid for the fiscal year ended October 31, 1998, was $15,909 paid through DSTS, which served to reduce by $11,932 certain out-of-pocket expenses paid by the Fund. Included in brokerage commissions paid for the fiscal years ended October 31, 1997 and October 31, 1996, was $51,096 and $64,665, respectively, paid through DSTS which served to reduce by $38,322 and $48,499, respectively, certain out-of-pocket expenses. Brokerage commissions paid through DSTS for the 1998 fiscal year represented 0.94% of the Fund's aggregate brokerage commissions for such fiscal year, while 0.66% of the aggregate dollar amount of the Fund's portfolio transactions involving a commission payment were executed through DSTS. The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker. Differences in the percentage of total commissions versus the percentage of total transactions is due, in part, to variations among share prices and number of shares traded, while average price per share commission rates were substantially the same.



               As of October 31, 1998, the Fund did not own securities of regular broker-dealers (or parents).

Trustees and officers

               The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years. In August 1992, Janus Venture Fund, Inc. and Janus Twenty Fund, Inc. (both separate Maryland corporations) and the Janus Income Series (a Massachusetts business trust comprised of Janus Flexible Income Fund series) were reorganized into separate series of the Trust. In general, all references to Trust offices in this section include comparable offices with the respective predecessor funds, unless a Trust office was filled subsequent to the reorganization.

Thomas H. Bailey, Age 61 - Trustee, Chairman and President*#
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Trustee, Chairman and President of Janus Aspen Series. Chairman, Chief Executive Officer, Director and President of Janus Capital. Director of Janus Distributors, Inc.

James P. Craig, III, Age 42 - Trustee and Executive Vice President*#
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Trustee and Executive Vice President of Janus Aspen Series. Chief Investment Officer, Vice Chairman and Director of Janus Capital. Executive Vice President and Portfolio Manager of Janus Fund. Executive Vice President and Co-Manager of Janus Venture Fund.

Gary O. Loo, Age 58 - Trustee#
102 N. Cascade, Suite 500
Colorado Springs, CO 80903
--------------------------------------------------------------------------------
               Trustee of Janus Aspen Series. President and Director of High Valley Group, Inc., Colorado Springs, CO (investments).

--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.
#Member of the Trust's Executive Committee.

Dennis B. Mullen, Age 55 - Trustee
7500 E. McCormick Parkway, #24
Scottsdale, AZ 85258
--------------------------------------------------------------------------------
               Trustee of Janus Aspen Series. Private Investor. Formerly (1997-
               1998), Chief Financial Officer-Boston Market Concepts, Boston Chicken, Inc., Golden, CO (restaurant chain); (1993-1997), President and Chief Executive Officer of BC Northwest, L.P., a franchise of Boston Chicken, Inc., Bellevue, WA (restaurant chain).

James T. Rothe, Age 55 - Trustee
102 South Tejon Street, Suite 1100
Colorado Springs, CO 80903
--------------------------------------------------------------------------------
               Trustee of Janus Aspen Series. Professor of Business, University of Colorado, Colorado Springs, CO. Principal, Phillips-Smith Retail Group, Colorado Springs, CO (a venture capital firm). Formerly (1986-1994), Dean of the College of Business, University of Colorado, Colorado Springs, CO.

William D. Stewart, Age 54 - Trustee#
5330 Sterling Drive
Boulder, CO 80302
--------------------------------------------------------------------------------
               Trustee of Janus Aspen Series. President of HPS Division of MKS Instruments, Boulder, CO (manufacturer of vacuum fittings and valves).

--------------------------------------------------------------------------------
#Member of the Trust's Executive Committee.

Martin H. Waldinger, Age 60 - Trustee
4940 Sandshore Court
San Diego, CA 92130
--------------------------------------------------------------------------------
               Trustee of Janus Aspen Series. Private Consultant. Formerly (1993-1996), Director of Run Technologies, Inc., a software development firm, San Carlos, CA.

William H. Bales, Age 30 - Executive Vice President*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Executive Vice President and Portfolio Manager of Janus Venture Fund. Formerly, research analyst at Janus Capital (1993-1996).

Jonathan D. Coleman, Age 27 - Executive Vice President*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Executive Vice President and Portfolio Manager of Janus Venture Fund. Formerly, research analyst at Janus Capital (1994-1996). Fulbright Fellow (1993-1994).

--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.

Thomas A. Early, Age 44 - Vice President and General Counsel*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Vice President and General Counsel of Janus Aspen Series. Vice President, General Counsel and Secretary of Janus Capital. Vice President and General Counsel of Janus Service Corporation, Janus Distributors, Inc. and Janus Capital International, Ltd. Director of Janus World Funds Plc. Formerly (1997-1998), Executive Vice President and General Counsel of Prudential Investments Fund Management LLC, Newark, NJ. Formerly (1994-1997), Vice President and General Counsel of Prudential Retirement Services, Newark, NJ. Formerly (1988-1994), Associate General Counsel and Chief Financial Services Counsel, Frank Russell Company, Tacoma, WA.

Steven R. Goodbarn, Age 41 - Vice President and Chief Financial Officer*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Vice President and Chief Financial Officer of Janus Aspen Series. Vice President of Finance, Treasurer and Chief Financial Officer of Janus Capital, Janus Service Corporation and Janus Distributors, Inc. Director of Janus Service Corporation, Janus Distributors, Inc. and Janus World Funds Plc. Director, Treasurer and Vice President of Finance of Janus Capital International Ltd. Formerly (May 1992-January 1996), Treasurer of Janus Investment Fund and Janus Aspen Series.

--------------------------------------------------------------------------------

*Interested person of the Trust and of Janus Capital.

Kelley Abbott Howes, Age 33 - Assistant Vice President and Secretary*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Assistant Vice President and Secretary of Janus Aspen Series. Director and President of Janus Distributors, Inc. Assistant Vice President and Associate Counsel of Janus Capital. Formerly (1990-
               1994), with The Boston Company Advisors, Inc., Boston, MA (mutual fund administration services).

Glenn P. O'Flaherty, Age 40 - Treasurer and Chief Accounting Officer*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Treasurer and Chief Accounting Officer of Janus Aspen Series. Vice President of Janus Capital. Formerly (1991 to 1997), Director of Fund Accounting, Janus Capital.

--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.

               The Trustees are responsible for major decisions relating to the Fund's objective, policies and techniques. The Trustees also supervise the operation of the Fund by its officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions.

               The Trust's Executive Committee shall have and may exercise all the powers and authority of the Trustees except for matters requiring action by all Trustees pursuant to the Trust's Bylaws or Agreement and Declaration of Trust, Massachusetts law or the 1940 Act.

               The following table shows the aggregate compensation earned by and paid to each Trustee by the Fund described in this SAI and all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds") for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Fund or the Janus Funds.


                                              Aggregate Compensation      Total Compensation
                                                from the Fund for      from the Janus Funds for
                                                fiscal year ended        calendar year ended
          Name of Person, Position               October 31, 1998        December 31, 1998**
------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee*                 $0                        $0
James P. Craig, Trustee*                                $0                        $0
William D. Stewart, Trustee                           $1,519                   $82,000
Gary O. Loo, Trustee                                  $1,181                   $74,000
Dennis B. Mullen, Trustee                             $1,380                   $82,000
Martin H. Waldinger, Trustee                          $1,450                   $74,000
James T. Rothe, Trustee                               $1,395                   $82,000


 *An interested person of the Fund and of Janus Capital. Compensated by Janus
  Capital and not the Fund.

**As of December 31, 1998, Janus Funds consisted of two registered investment companies comprised of a total of 32 funds.

Purchase of shares

               The Fund has discontinued public sales of its shares to new investors. Only shareholders who maintain open accounts are permitted to continue to make investments in the Fund and to reinvest any dividends and capital gains distributions. Once a Fund account is closed, additional investments in the Fund may not be possible. The Shareholder's Manual section of the Prospectus contains detailed information about the purchase of shares.

NET ASSET VALUE DETERMINATION

               As stated in the Prospectus, the net asset value ("NAV") of Fund shares is determined once each day on which the New York Stock Exchange ("NYSE") is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). As stated in the Prospectus, the NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year's Day, Presidents' Day, Martin Luther King Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). The per share NAV of the Fund is determined by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of shares outstanding. In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Fund are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Fund and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. The Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair values determined in good faith under procedures established by and under the supervision of the Trustees.

               Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's NAV is not calculated. The Fund calculates its NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

               If investors do not elect in writing or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on the Fund's shares are reinvested automatically in additional shares of the Fund at the NAV determined on the payment date. Checks for cash dividends and distributions and confirmations of reinvestments are usually mailed to shareholders within ten days after the record date. Any election of the manner in which a shareholder wishes to receive dividends and distributions (which may be made on the New Account Application form or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that the Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect in writing or by phone to change back to automatic reinvestment at any time.

Redemption of shares

               Procedures for redemption of shares are set forth in the Shareholder's Manual section of the Prospectus. Shares normally will be redeemed for cash, although the Fund retains the right to redeem its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Purchase of Shares D Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

               The right to require the Fund to redeem its shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Shareholder accounts

               Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Prospectus. Applications for specific types of accounts may be obtained by calling the Fund at 1-800-525-3713 or writing to the Fund at P.O. Box 173375, Denver, Colorado 80217-3375.

TELEPHONE TRANSACTIONS

               As stated in the Prospectus, shareholders may initiate a number of transactions by telephone. The Fund, its transfer agent and its distributor disclaim responsibility for the authenticity of instructions received by telephone. Such entities will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and tape recording telephone conversations.

SYSTEMATIC REDEMPTIONS

               As stated in the Shareholder's Manual section of the Prospectus, if you have a regular account or are eligible for distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of shares in the account at the NAV. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account. Either an investor or the Fund, by written notice to the other, may terminate the investor's systematic redemption option without penalty at any time.

               Information about requirements to establish a systematic redemption option may be obtained by writing or calling the Fund at the address or phone number shown above.

Tax-deferred accounts

               The Fund offers several different types of tax-deferred accounts that an investor may establish to invest in Fund shares, depending on rules prescribed by the Code. Traditional and Roth Individual Retirement Accounts may be used by most individuals who have taxable compensation. Simplified Employee Pensions and Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) may be used by most employers, including corporations, partnerships and sole proprietors, for the benefit of business owners and their employees. Education IRAs allow individuals, subject to certain income limitations, to contribute up to $500 annually on behalf of any child under the age of 18. In addition, the Fund offers a Section 403(b)(7) Plan for employees of educational organizations and other qualifying tax-exempt organizations. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.


               Contributions under Traditional and Roth IRAs, Education IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant. The investment is then held by Investors Fiduciary Trust Company as custodian. Each participant's account is charged an annual fee of $12 per taxpayer identification number no matter how many tax-deferred accounts the participant has with Janus. The custodian reserves the right to change the amount of this fee or to waive it in whole or in part for certain types of accounts.


               Distributions from tax-deferred accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax adviser or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.

               To receive additional information about Traditional and Roth IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans along with the necessary materials to establish an account, please call the Fund at 1-800-525-3713 or write to the Fund at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to a Traditional or Roth IRA, SEP, Defined Contribution Plan or
               Section 403(b)(7) Plan can be made until the appropriate forms to establish any such plan have been completed.

Income dividends, capital gains
       distributions and tax status

               It is a policy of the Fund to make distributions of substantially all of its investment income and any net realized capital gains. Any capital gains realized during each fiscal year of the Fund ended October 31, as defined by the Code, are normally declared and payable to shareholders in December. The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Code. Accordingly, the Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. government securities).

               The Fund may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Fund, if these instruments are profitable, the Fund may make various elections permitted by the tax laws. However, these elections could require that the Fund recognize taxable income, which in turn must be distributed.

               Some foreign securities purchased by the Fund may be subject to foreign taxes which could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. Accordingly, the Fund does not intend to make the election permitted under section 853 of the Code to pass through such taxes to shareholders as a foreign tax credit as this would increase the taxable income reported to shareholders and require shareholders to take the credit on their tax returns, complicating the preparation of such returns. As a result, any foreign taxes paid or accrued will represent an expense to the Fund which will reduce its investment company taxable income.

Principal shareholders


               As of January 20, 1999, the officers and Trustees of the Fund as a group owned less than 1% of the outstanding shares of the Fund. In addition, as of January 20, 1999, Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104-4122, owned 8.67% of the outstanding shares of the Fund.



               According to information provided by Charles Schwab & Co., Inc., this ownership is by nominee only and does not represent beneficial ownership of such shares, because they have no investment discretion or voting power with respect to such shares.

Miscellaneous information

               The Fund was originally organized in 1984 as a Maryland corporation. On August 7, 1992, the Fund was reorganized from a Maryland corporation into Janus Venture Fund, a separate series of the Trust. Pursuant to this reorganization, the Trust assumed all the assets and liabilities of Janus Venture Fund, Inc., and shareholders received shares of Janus Venture Fund series of the Trust equal both in number and net asset value to their shares of Janus Venture Fund, Inc. All references in this SAI to the Fund and all financial and other information about the Fund prior to August 7, 1992 are to the former Janus Venture Fund, Inc.; all references after August 7, 1992, are to the Janus Venture Fund series of the Trust. As the result of the reorganization, the fiscal year end of the Fund changed from July 31 to October 31. As of the date of this SAI, the Trust offers 21 separate series, three of which currently offer three classes of shares.

               Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Fund, the Fund must cease to use the name "Janus" as soon as reasonably practicable.

               Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust also provides for indemnification from the assets of the Fund for all losses and expenses of any Fund shareholder held liable for the obligations of the Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of the Fund is limited to circumstances in which the Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Fund to avoid, to the extent possible, liability of shareholders for liabilities of the Fund.

SHARES OF THE TRUST

               The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of the Fund are fully paid and nonassessable when issued. All shares of the Fund participate equally in dividends and other distributions by the Fund, and in residual assets of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion or subscription rights. Shares of the Fund may be transferred by endorsement or stock power as is customary, but the Fund is not bound to recognize any transfer until it is recorded on its books.

SHAREHOLDER MEETINGS

               The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by the Fund only if a matter affects or requires the vote of only the Fund or the Fund's interest in the matter differs from the interest of other portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own.

VOTING RIGHTS

               The present Trustees were elected at a meeting of shareholders held on July 10, 1992, with the exception of Mr. Craig and Mr. Rothe who were appointed by the Trustees as of June 30, 1995 and January 1, 1997, respectively. Under the Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize the Fund, to amend the Declaration of Trust, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Trust's Bylaws or the Trustees.

               As mentioned above in "Shareholder Meetings," each share of the Fund and of each other series of the Trust has one vote (and fractional votes for fractional shares). Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

MASTER/FEEDER OPTION

               The Trust may in the future seek to achieve the Fund's objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP, 950 Seventeenth Street, Suite 2500, Denver, Colorado 80202, independent accountants for the Fund, audit the Fund's annual financial statements and prepare its tax returns.

REGISTRATION STATEMENT

               The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

Performance information

               Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years (up to the life of the Fund). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.


               The Fund was made available for public sale on April 30, 1985. The one year, five year, ten year and lifetime average annual total returns, computed as of October 31, 1998, for each of those periods, are 1.07%, 10.28%, 14.55% and 15.28%, respectively.


               From time to time in advertisements or sales material, the Fund may discuss its performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc. ("Lipper"), Ibbotson Associates, Micropal or Morningstar, Inc. ("Morningstar") or by publications of general interest such as Forbes, Money, The Wall Street Journal, Mutual Funds Magazine, Kiplinger's or Smart Money. The Fund may also compare its performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, including, but not limited to, the Russell 2000 Index and the NASDAQ composite. In addition, the Fund may compare its total return to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Fund and such other funds or market indicators may be comprised of securities that differ significantly from the Fund's investments.

Financial statements


               The following audited financial statements for the period ended October 31, 1998 are hereby incorporated into this SAI by reference to the Fund's Annual Report dated October 31, 1998.


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT:

               Schedule of Investments as of October 31, 1998

               Statement of Operations for the period ended October 31, 1998

               Statement of Assets and Liabilities as of October 31, 1998

               Statements of Changes in Net Assets for the periods ended October 31, 1998 and 1997

               Financial Highlights for each of the periods indicated

               Notes to Financial Statements

               Report of Independent Accountants

               The portions of such Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

Appendix A

EXPLANATION OF RATING CATEGORIES

               The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING                  EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and
                                             interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more
                                             susceptible to the adverse effects
                                             of changing circumstances and
                                             economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit
                                             adequate protection parameters, but
                                             adverse economic conditions or
                                             changing circumstances more likely
                                             to lead to a weakened capacity to
                                             pay principal and interest than for
                                             higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to
                                             meet required interest and
                                             principal payments. BB - lowest
                                             degree of speculation; C - the
                                             highest degree of speculation.
                                             Quality and protective
                                             characteristics outweighed by large
                                             uncertainties or major risk
                                             exposure to adverse conditions.
                D........................... In default.

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade
                                             bond group.
                A........................... Upper-medium grade obligations;
                                             many favorable investment
                                             attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly
                                             secured. Interest and principal
                                             appear adequate for the present but
                                             certain protective elements may be
                                             lacking or may be unreliable over
                                             any great length of time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest
                                             and principal payments not well
                                             safeguarded during good and bad
                                             times.
                B........................... Lack characteristics of desirable investment; potentially low
                                             assurance of timely interest and
                                             principal payments or maintenance
                                             of other contract terms over time.
                Caa......................... Poor standing, may be in default;
                                             elements of danger with respect to
                                             principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked
                                             shortcomings.
                C........................... Lowest-rated; extremely poor
                                             prospects of ever attaining
                                             investment standing.

               Unrated securities will be treated as noninvestment grade securities unless the portfolio managers determine that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

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

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

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

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

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

  [JANUS LOGO]
                1-800-525-3713
                P.O. Box 173375
                Denver, Colorado 80217-3375
                janus.com

  3173

                                                     [JANUS LOGO]

                    Janus Investment Fund
                    Janus Overseas Fund

                    100 Fillmore Street
                    Denver, CO 80206-4928
                    (800) 525-3713

                    Statement of Additional Information

                    February 17, 1999

                    Janus Overseas Fund is a no-load, diversified mutual fund that seeks long-term growth of capital. It invests primarily in common stocks of issuers located outside the United States. The Fund has the flexibility to invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity. The Fund normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

                    The Fund is a separate series of Janus Investment Fund, a Massachusetts business trust.

                    The Fund has discontinued public sales of its shares to new investors. However, shareholders who maintain open Fund accounts are permitted to continue to purchase shares of the Fund and to reinvest any dividends and/or capital gains distributions in shares of the Fund. Once a shareholder's Fund account is closed, it may not be possible for that shareholder to purchase additional Fund shares. See the "Shareholder's Manual" section of the Prospectus for more details. The Fund may resume sales of its shares at some future date, although it has no present intention of doing so.

                    This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Fund's Prospectus dated February 17, 1999, which is incorporated by reference into this SAI and may be obtained from the Trust at the above phone number or address. This SAI contains additional and more detailed information about the Fund's operations and activities than the Prospectus. The Annual Report, which contains important financial information about the Fund, is incorporated by reference into this SAI and is also available, without charge, at the above phone number or address.

  [JANUS  LOGO]

                                                             Table of contents

                Classification, Portfolio Turnover, Investment
                Policies and Restrictions, and Investment
                Strategies and Risks............................    2
                Investment Adviser..............................   37
                Custodian, Transfer Agent
                and Certain Affiliations........................   41
                Portfolio Transactions and Brokerage............   43
                Trustees and Officers...........................   47
                Purchase of Shares..............................   52
                   Net Asset Value Determination................   52
                   Reinvestment of Dividends and Distributions..   53
                Redemption of Shares............................   55
                Shareholder Accounts............................   56
                   Telephone Transactions.......................   56
                   Systematic Redemptions.......................   56
                Tax-Deferred Accounts...........................   57
                Income Dividends, Capital Gains Distributions
                and Tax Status..................................   59
                Principal Shareholders..........................   60
                Miscellaneous Information.......................   61
                   Shares of the Trust..........................   61
                   Shareholder Meetings.........................   62
                   Voting Rights................................   62
                   Master/Feeder Option.........................   63
                   Independent Accountants......................   63
                   Registration Statement.......................   63
                Performance Information.........................   64
                Financial Statements............................   66
                Appendix A......................................   67

Classification, portfolio turnover,
                investment policies
                and restrictions, and
                investment strategies
                and risks

CLASSIFICATION


               The Fund is a series of the Trust, an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified, and the Fund is a diversified fund.


PORTFOLIO TURNOVER


               The Prospectus includes a discussion of portfolio turnover policies. The Fund's portfolio turnover rates (total purchases or sales, whichever is less, compared to average monthly value of portfolio securities) for the fiscal years ended October 31, 1998 and October 31, 1997, were 105% and 72%%, respectively.


INVESTMENT POLICIES AND RESTRICTIONS

               The Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of
               (i) more than 50% of the outstanding voting securities of the Trust (or the Fund if a matter affects just the Fund), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund) are present or represented by proxy. As fundamental policies, the Fund may not:

               (1) Own more than 10% of the outstanding voting securities of any one issuer and, as to seventy-five percent (75%) of the value of its total assets, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act), if immediately after and as a result of such purchase, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets.

               (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. government securities).

               (3) Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

               (4) Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

               (5) Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

               (6) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

               As a fundamental policy, the Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

               The Trustees have adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

               (a) The Fund will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

               (b) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

               (c) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

               (d) The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

               (e) The Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of the Fund's total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

               (f) The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

               (g) The Fund may not invest in companies for the purpose of exercising control of management.

               Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC") the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

               For the purposes of the Fund's policies on investing in particular industries, the Fund will rely primarily on industry or industry group classifications published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single industry are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS

Cash Position

               As discussed in the Prospectus, when the Fund's portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's investment in cash and similar investments may increase. Securities that the Fund may invest in as a means of receiving a return on idle cash include commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Fund may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities" on page 11).

Illiquid Investments

               The Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Fund. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a Nationally Recognized Statistical Rating Organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

               If illiquid securities exceed 15% of the Fund's net assets after the time of purchase the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of the Fund to decline.

Short Sales

               The Fund may engage in "short sales against the box." This technique involves selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

Zero Coupon, Step Coupon and Pay-In-Kind Securities

               The Fund may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

               Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 and the regulations thereunder (the "Code"), the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because the Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

               Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

               The Fund may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Fund. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("GNMA") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Fund will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

               The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

               The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

               Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The Fund's portfolio managers will consider estimated prepayment rates in calculating the average weighted maturity of the Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by the Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit the Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

               Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit.

               Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. These obligations are likely to involve unscheduled prepayments of principal.

Investment Company Securities

               From time to time, the Fund may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. The Fund may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.

Depositary Receipts

               The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

               Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Fund's prospectus.

Municipal Obligations

               The Fund may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable the Fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

               Other types of income producing securities that the Fund may purchase include, but are not limited to, the following types of securities:

               VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). See also "Inverse Floaters."

               In order to most effectively use these investments, the portfolio managers must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers incorrectly forecasts such movements, the Fund could be adversely affected by the use of variable or floating rate obligations.

               STANDBY COMMITMENTS. These instruments, which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

               TENDER OPTION BONDS. Tender option bonds are generally long-term securities that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

               INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Fund will not invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, the Fund could lose money or its NAV could decline by the use of inverse floaters.

               STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

               The Fund will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of its portfolio.

High-Yield/High-Risk Securities

               The Fund intends to invest less than 35% of its net assets in securities that are rated below investment grade (e.g., securities rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Lower rated securities involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the securities so affected.

               The Fund may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, Janus Capital may treat such securities as unrated debt. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. The Fund's portfolio managers will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, in determining whether to purchase unrated municipal bonds. Unrated debt securities will be included in the 35% limit unless the portfolio managers deem such securities to be the equivalent of investment grade securities.

               Subject to the above limits, the Fund may purchase defaulted securities only when its portfolio managers believe, based upon their analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the portfolio managers' belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

               Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

               Disposition of Portfolio Securities. Although the Fund generally will purchase securities for which its portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Fund will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Fund's ability to readily dispose of securities to meet redemptions.

               Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Fund.

Repurchase and Reverse Repurchase Agreements

               In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

               The Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, the Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund's portfolio, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

Futures, Options and Other Derivative Instruments

               FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

               The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Fund's custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to a return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business and by depositing margin payments in a segregated account with the Fund's custodian.

               The Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Fund will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

               Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

               The Fund's primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. To the extent the Fund enters into futures contracts for this purpose, the segregated assets maintained to cover the Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the Fund with respect to the futures contracts. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

               If the Fund owns Treasury bonds and the portfolio managers expect interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund's interest rate futures contract will increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers expect interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

               The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers still may not result in a successful use of futures.

               Futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts if the portfolio managers' investment judgement proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

               The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund's current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests D for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities D which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

               Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

               Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.

               OPTIONS ON FUTURES CONTRACTS. The Fund may buy and write put and call options on futures contracts. An option on a future gives the Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

               The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the future's price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

               The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

               The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

               FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Fund may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

               The following discussion summarizes the Fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts"). The Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). The Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). The Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. The Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances the Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers believe there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

               These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Fund's currency exposure from one foreign currency to another removes the Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if its portfolio managers' projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

               The Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value its tied to, the currency underlying the forward contract or the currency being hedged. To the extent that the Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating assets, the Fund may buy call options permitting the Fund to buy the amount of foreign currency being hedged by a forward sale contract or the Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

               While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contacts. In such event, the Fund's ability to utilize forward contracts may be restricted. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

               OPTIONS ON FOREIGN CURRENCIES. The Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

               Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

               The Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

               Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

               The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with the Fund's custodian.

               The Fund also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, the Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

               OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Fund may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Fund may write and buy options on the same types of securities that the Fund may purchase directly.

               A put option written by the Fund is "covered" if the Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Fund's custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

               A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and other liquid assets in a segregated account with its custodian.

               The Fund also may write call options that are not covered for cross-hedging purposes. The Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio managers believe that writing the option would achieve the desired hedge.

               The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

               The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

               In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit the Fund to write another put option to the extent that the exercise price is secured by other liquid assets. Effecting a closing transaction also will permit the Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security.

               The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. The Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

               An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

               The Fund may write options in connection with buy-and-write transactions. In other words, the Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

               The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

               The Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

               The Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

               EURODOLLAR INSTRUMENTS. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

               SWAPS AND SWAP-RELATED PRODUCTS. The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

               The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

               There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

               ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

               Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

               The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

               In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Investment adviser

               As stated in the Prospectus, the Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund's investments, provide office space for the Fund, and pay the salaries, fees and expenses of all Fund officers and of those Trustees who are affiliated with Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Fund.

               The Fund pays custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Trustees who are not affiliated with Janus Capital, costs of preparing, printing and mailing the Fund's Prospectus and SAI to current shareholders, and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreement, Janus Capital furnishes certain other services, including net asset value determination and Fund accounting, recordkeeping, and blue sky registration and monitoring services, for which the Fund may reimburse Janus Capital for its costs.

               The Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.75% of the first $300 million of the Fund's average daily net assets, 0.70% of the next $200 million of the Fund's average daily net assets, and 0.65% of the average daily net assets of the Fund in excess of $500 million.


               For the fiscal year ended October 31, 1998, the investment advisory fee was $26,060,535. For the fiscal years ended

               October 31, 1997 and October 31, 1996, the Fund incurred investment advisory fees of $14,049,919 and $2,528,345, respectively. Janus Capital did not waive any portion of its fee in any of these years.

               The Advisory Agreement is dated July 1, 1997, and it will continue in effect until July 1, 1999, and thereafter from year to year so long as such continuance is approved annually by a majority of the Fund's Trustees who are not parties to the Advisory Agreement or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees of the Fund. The Advisory Agreement i) may be terminated without the payment of any penalty by the Fund or Janus Capital on 60 days' written notice; ii) terminates automatically in the event of its assignment; and iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the Fund, including the Trustees who are not interested persons of the Fund or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund.

               Janus Capital also acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating Funds on a pro rata basis.

               Kansas City Southern Industries, Inc. ("KCSI") owns approximately 82% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

               KCSI has announced its intention to separate its transportation and financial services businesses. KCSI is currently studying alternatives for completion of the separation that meet its business objectives without risking adverse tax consequences. KCSI expects completion of the separation to be contemplated in 1999.

               Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

               Janus Capital does not permit the Fund's portfolio managers to purchase and sell securities for their own accounts except under the limited exceptions contained in Janus Capital's policy regarding personal investing by directors/Trustees, officers and employees of Janus Capital and the Trust. The policy requires investment personnel and officers of Janus Capital, inside directors/Trustees of Janus Capital and the Fund and other designated persons deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction known to be under consideration for or to have been effected on behalf of any client account, including the Fund.

               In addition to the pre-clearance requirement described above, the policy subjects investment personnel, officers and directors/ Trustees of Janus Capital and the Trust to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with Janus Capital's policy. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

               The provisions of the policy are administered by and subject to exceptions authorized by Janus Capital.

Custodian, transfer agent and
         certain affiliations

               State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Fund. State Street and the foreign subcustodians selected by it and approved by the Trustees have custody of the assets of the Fund held outside the U.S. and cash incidental thereto. The custodian and subcustodians hold the Fund's assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Fund.

               Janus Service Corporation, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Fund's transfer agent. In addition, Janus Service provides certain other administrative, recordkeeping and shareholder relations services to the Fund. For transfer agency and other services, Janus Service receives a fee calculated at an annual rate of 0.16% of average net assets of the Fund. In addition, the Fund pays DST Systems, Inc. ("DST"), a subsidiary of KCSI, license fees at the rate of $3.06 per shareholder account for the use of DST's shareholder accounting system. The fund also pays DST $1.10 per closed shareholder account. The Fund pays DST for the use of its portfolio and fund accounting system a monthly base fee of $250 to $1,250 based on the number of Janus funds using the system and an asset charge of $1 per million dollars of net assets (not to exceed $500 per month). In addition, the Fund pays DST postage and forms costs of a DST affiliate incurred in mailing Fund shareholder transaction confirmations.

               The Trustees have authorized the Fund to use another affiliate of DST as introducing broker for certain Fund portfolio transactions as a means to reduce Fund expenses through credits against the charges of DST and its affiliates with regard to commissions earned by such affiliate. See "Portfolio Transactions and Brokerage."

               Janus Distributors, Inc., 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Fund. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

               Janus Distributors acts as the agent of the Fund in connection with the sale of its shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Fund's shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital.

                                            Portfolio transactions and brokerage

               Decisions as to the assignment of portfolio business for the Fund and negotiation of its commission rates are made by Janus Capital, whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. The Fund may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

               In selecting brokers and dealers and in negotiating commissions, Janus Capital considers a number of factors, including but not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Fund or to a third party service provider to the Fund to pay Fund expenses; and research products or services provided. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital in carrying out its responsibilities.


               Most brokers and dealers used by Janus Capital provide research and other services described above. For the year ended October 31, 1998, the Fund paid $559,952 of its total brokerage commissions to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Fund on transactions of $328,382,673. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts.


               Janus Capital may use research products and services in servicing other accounts in addition to the Fund. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

               Janus Capital does not enter into agreements with any brokers regarding the placement of securities transactions because of the research services they provide. It does, however, have an internal procedure for allocating transactions in a manner consistent with its execution policy to brokers that it has identified as providing superior execution and research, research-related products or services which benefit its advisory clients, including the Fund. Research products and services incidental to effecting securities transactions furnished by brokers or dealers may be used in servicing any or all of Janus Capital's clients and such research may not necessarily be used by Janus Capital in connection with the accounts which paid commissions to the broker-dealer providing such research products and services.

               Janus Capital may consider sales of Fund shares by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Fund shares as a factor in the selection of broker-dealers to execute Fund portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for the Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

               When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

               The Fund's Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than those that would otherwise be incurred.


               The total amount of brokerage commissions paid by the Fund during the fiscal year ended October 31, 1998, was $13,649,799. For the fiscal years ended October 31, 1997 and October 31,

               1996, the Fund paid brokerage commissions of $9,508,507 and $1,900,947, respectively. Included in the brokerage commissions paid for the fiscal year ended October 31, 1998, was $4,968 paid through DSTS, which served to reduce by $3,726 certain out-of-pocket expenses paid by the Fund. Included in brokerage commissions paid for the fiscal years ended October 31, 1997 and October 31, 1996, was $15,169 and $5,123, respectively, paid through DSTS which served to reduce by $11,377 and $3,842, respectively, certain out-of-pocket expenses. Brokerage commissions paid through DSTS for the 1998 fiscal year represented 0.04% of the Fund's aggregate brokerage commissions for such fiscal year, while 0.12% of the aggregate dollar amount of the Fund's portfolio transactions involving a commission payment were executed through DSTS. The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker. Differences in the percentage of total commissions versus the percentage of total transactions is due, in part, to variations among share prices and number of shares traded, while average price per share commission rates were substantially the same.



               As of October 31, 1998, the Fund did not own securities of regular broker-dealers (or parents).

Trustees and officers

               The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Thomas H. Bailey, Age 61 - Trustee, Chairman and President*#
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Trustee, Chairman and President of Janus Aspen Series. Chairman, Chief Executive Officer, Director and President of Janus Capital. Director of Janus Distributors, Inc.

James P. Craig, III, Age 42 - Trustee and Executive Vice President*#
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Trustee and Executive Vice President of Janus Aspen Series. Chief Investment Officer, Vice Chairman and Director of Janus Capital. Executive Vice President and Portfolio Manager of Janus Fund. Executive Vice President and Co-Manager of Janus Venture Fund.

Gary O. Loo, Age 58 - Trustee#
102 N. Cascade, Suite 500
Colorado Springs, CO 80903
--------------------------------------------------------------------------------
               Trustee of Janus Aspen Series. President and Director of High Valley Group, Inc., Colorado Springs, CO (investments).

--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.
#Member of the Trust's Executive Committee.

Dennis B. Mullen, Age 55 - Trustee
7500 E. McCormick Parkway, #24
Scottsdale, AZ 85258
--------------------------------------------------------------------------------
               Trustee of Janus Aspen Series. Private Investor. Formerly (1997-1998), Chief Financial Officer-Boston Market Concepts, Boston Chicken, Inc., Golden, CO (restaurant chain); (1993-1997), President and Chief Executive Officer of BC Northwest, L.P., a franchise of Boston Chicken, Inc., Bellevue, WA (restaurant chain).

James T. Rothe, Age 55 - Trustee
102 South Tejon Street, Suite 1100
Colorado Springs, CO 80903
--------------------------------------------------------------------------------
               Trustee of Janus Aspen Series. Professor of Business, University of Colorado, Colorado Springs, CO. Principal, Phillips-Smith Retail Group, Colorado Springs, CO (a venture capital firm). Formerly (1986-1994), Dean of the College of Business, University of Colorado, Colorado Springs, CO.

William D. Stewart, Age 54 - Trustee#
5330 Sterling Drive
Boulder, CO 80302
--------------------------------------------------------------------------------
               Trustee of Janus Aspen Series. President of HPS Division of MKS Instruments, Boulder, CO (manufacturer of vacuum fittings and valves).

Martin H. Waldinger, Age 60 - Trustee
4940 Sandshore Court
San Diego, CA 92130
--------------------------------------------------------------------------------
               Trustee of Janus Aspen Series. Private Consultant. Formerly (1993-1996), Director of Run Technologies, Inc., a software development firm, San Carlos, CA.

--------------------------------------------------------------------------------
#Member of the Trust's Executive Committee.

Laurence J. Chang, Age 33 - Executive Vice President*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Executive Vice President and Co-Manager of Janus Overseas Fund. Assistant Portfolio Manager of Janus Worldwide Fund. Executive Vice President of Janus Aspen Series. Vice President of Janus Capital. Formerly, research analyst at Janus Capital (1993-1996).

Helen Young Hayes, Age 36 - Executive Vice President*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Executive Vice President and Co-Manager of Janus Overseas Fund. Executive Vice President and Portfolio Manager of Janus Worldwide Fund, Executive Vice President of Janus Aspen Series. Vice President of Janus Capital.

Thomas A. Early, Age 44 - Vice President and General Counsel*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Vice President and General Counsel of Janus Aspen Series. Vice President, General Counsel and Secretary of Janus Capital. Vice President and General Counsel of Janus Service Corporation, Janus Distributors, Inc. and Janus Capital International, Ltd. Director of Janus World Funds Plc. Formerly (1997-1998), Executive Vice President and General Counsel of Prudential Investments Fund Management LLC, Newark, NJ. Formerly (1994-1997), Vice President and General Counsel of Prudential Retirement Services, Newark, NJ. Formerly (1988-1994), Associate General Counsel and Chief Financial Services Counsel, Frank Russell Company, Tacoma, WA.

--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.

Steven R. Goodbarn, Age 41  - Vice President and Chief Financial Officer*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Vice President and Chief Financial Officer of Janus Aspen Series. Vice President of Finance, Treasurer and Chief Financial Officer of Janus Capital, Janus Service Corporation and Janus Distributors, Inc. Director of Janus Service Corporation, Janus Distributors, Inc. and Janus World Funds Plc. Director, Treasurer and Vice President of Finance of Janus Capital International Ltd. Formerly (May 1992-January 1996), Treasurer of Janus Investment Fund and Janus Aspen Series.

Kelley Abbott Howes, Age 33 - Assistant Vice President and Secretary*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Assistant Vice President and Secretary of Janus Aspen Series. Director and President of Janus Distributors, Inc. Assistant Vice President and Associate Counsel of Janus Capital. Formerly (1990-1994), with The Boston Company Advisors, Inc., Boston, MA (mutual fund administration services).

Glenn P. O'Flaherty, Age 40 - Treasurer and Chief Accounting Officer*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Treasurer and Chief Accounting Officer of Janus Aspen Series. Vice President of Janus Capital. Formerly (1991 to 1997), Director of Fund Accounting, Janus Capital.

--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.

               The Trustees are responsible for major decisions relating to the Fund's objective, policies and techniques. The Trustees also supervise the operation of the Fund by its officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions.

               The Trust's Executive Committee shall have and may exercise all the powers and authority of the Trustees except for matters requiring action by all Trustees pursuant to the Trust's Bylaws or Agreement and Declaration of Trust, Massachusetts law or the 1940 Act.

               The following table shows the aggregate compensation earned by and paid to each Trustee by the Fund described in this SAI and all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds") for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Fund or the Janus Funds.


                                              Aggregate Compensation      Total Compensation
                                                from the Fund for      from the Janus Funds for
                                                fiscal year ended        calendar year ended
          Name of Person, Position               October 31, 1998        December 31, 1998**
------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee*                 $0                        $0
James P. Craig, Trustee*                                $0                        $0
William D. Stewart, Trustee                           $4,934                   $82,000
Gary O. Loo, Trustee                                  $3,862                   $74,000
Dennis B. Mullen, Trustee                             $4,488                   $82,000
Martin H. Waldinger, Trustee                          $4,675                   $74,000
James T. Rothe, Trustee                               $4,528                   $82,000


 *An interested person of the Fund and of Janus Capital. Compensated by Janus
  Capital and not the Fund.

**As of December 31, 1998, Janus Funds consisted of two registered investment companies comprised of a total of 32 funds.

Purchase of shares

               The Fund has discontinued public sales of its shares to new investors. Only shareholders who maintain open accounts are permitted to continue to make investments in the Fund and to reinvest any dividends and capital gains distributions. Once a Fund account is closed, additional investments in the Fund may not be possible. The Shareholder's Manual section of the Prospectus contains detailed information about the purchase of shares.

NET ASSET VALUE DETERMINATION

               As stated in the Prospectus, the net asset value ("NAV") of Fund shares is determined once each day on which the New York Stock Exchange ("NYSE") is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). As stated in the Prospectus, the NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year's Day, Presidents' Day, Martin Luther King Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). The per share NAV of the Fund is determined by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of shares outstanding. In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Fund are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Fund and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. The Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair values determined in good faith under procedures established by and under the supervision of the Trustees.

               Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's NAV is not calculated. The Fund calculates its NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

               If investors do not elect in writing or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on the Fund's shares are reinvested automatically in additional shares of the Fund at the NAV determined on the payment date. Checks for cash dividends and distributions and confirmations of reinvestments are usually mailed to shareholders within ten days after the record date. Any election of the manner in which a shareholder wishes to receive dividends and distributions (which may be made on the New Account Application form or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that the Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect in writing or by phone to change back to automatic reinvestment at any time.

Redemption of shares

               Procedures for redemption of shares are set forth in the Shareholder's Manual section of the Prospectus. Shares normally will be redeemed for cash, although the Fund retains the right to redeem its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Purchase of Shares D Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

               The right to require the Fund to redeem its shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Shareholder accounts

               Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Prospectus. Applications for specific types of accounts may be obtained by calling the Fund at 1-800-525-3713 or writing to the Fund at P.O. Box 173375, Denver, Colorado 80217-3375.

TELEPHONE TRANSACTIONS

               As stated in the Prospectus, shareholders may initiate a number of transactions by telephone. The Fund, its transfer agent and its distributor disclaim responsibility for the authenticity of instructions received by telephone. Such entities will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and tape recording telephone conversations.

SYSTEMATIC REDEMPTIONS

               As stated in the Shareholder's Manual section of the Prospectus, if you have a regular account or are eligible for distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of shares in the account at the NAV. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account. Either an investor or the Fund, by written notice to the other, may terminate the investor's systematic redemption option without penalty at any time.

               Information about requirements to establish a systematic redemption option may be obtained by writing or calling the Fund at the address or phone number shown above.

Tax-deferred accounts

               The Fund offers several different types of tax-deferred accounts that an investor may establish to invest in Fund shares, depending on rules prescribed by the Code. Traditional and Roth Individual Retirement Accounts may be used by most individuals who have taxable compensation. Simplified Employee Pensions and Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) may be used by most employers, including corporations, partnerships and sole proprietors, for the benefit of business owners and their employees. Education IRAs allow individuals, subject to certain income limitations, to contribute up to $500 annually on behalf of any child under the age of 18. In addition, the Fund offers a Section 403(b)(7) Plan for employees of educational organizations and other qualifying tax-exempt organizations. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.


               Contributions under Traditional and Roth IRAs, Education IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant. The investment is then held by Investors Fiduciary Trust Company as custodian. Each participant's account is charged an annual fee of $12 per taxpayer identification number no matter how many tax-deferred accounts the participant has with Janus. The custodian reserves the right to change the amount of this fee or to waive it in whole or in part for certain types of accounts.


               Distributions from tax-deferred accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax adviser or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.

               To receive additional information about Traditional and Roth IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans along with the necessary materials to establish an account, please call the Fund at 1-800-525-3713 or write to the Fund at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to a Traditional or Roth IRA, SEP, Defined Contribution Plan or
               Section 403(b)(7) Plan can be made until the appropriate forms to establish any such plan have been completed.

Income dividends, capital gains
       distributions and tax status

               It is a policy of the Fund to make distributions of substantially all of its investment income and any net realized capital gains. Any capital gains realized during each fiscal year of the Fund ended October 31, as defined by the Code, are normally declared and payable to shareholders in December. The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Code. Accordingly, the Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. government securities).

               The Fund may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Fund, if these instruments are profitable, the Fund may make various elections permitted by the tax laws. However, these elections could require that the Fund recognize taxable income, which in turn must be distributed.

               Some foreign securities purchased by the Fund may be subject to foreign taxes which could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. Accordingly, the Fund does not intend to make the election permitted under section 853 of the Code to pass through such taxes to shareholders as a foreign tax credit as this would increase the taxable income reported to shareholders and require shareholders to take the credit on their tax returns, complicating the preparation of such returns. As a result, any foreign taxes paid or accrued will represent an expense to the Fund which will reduce its investment company taxable income.

Principal shareholders


               As of January 20, 1999, the officers and Trustees of the Fund as a group owned less than 1% of the outstanding shares of the Fund. In addition, as of January 20, 1999, the following shareholders owned more than 5% of the outstanding shares of the Fund:



           Shareholder                         Address
-----------------------------------------------------------------
Charles Schwab & Co., Inc.          101 Montgomery Street
                                    San Francisco, CA 94101-4122
Donaldson Lufkin & Jenrette         P.O. Box 2052
  Securities Corp.                  Jersey City, NJ 07303-2052
National Financial Services Co.     P.O. Box 3908
                                    Church Street Station
                                    New York, NY 10008-3908

                                    Percentage
           Shareholder              Ownership
Charles Schwab & Co., Inc.
                                                 33.27%
Donaldson Lufkin & Jenrette
                                                  5.22%
  Securities Corp.
National Financial Services Co.
                                                 13.44%



               According to information provided by Charles Schwab & Co., Inc. and National Financial Services Co., this ownership is by nominee only and does not represent beneficial ownership of such shares, because they have no investment discretion or voting power with respect to such shares.

Miscellaneous information

               The Fund is a series of the Trust, a Massachusetts business trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust offers 21 separate series, three of which currently offer three classes of shares.

               Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Fund, the Fund must cease to use the name "Janus" as soon as reasonably practicable.

               Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust also provides for indemnification from the assets of the Fund for all losses and expenses of any Fund shareholder held liable for the obligations of the Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of the Fund is limited to circumstances in which the Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Fund to avoid, to the extent possible, liability of shareholders for liabilities of the Fund.

SHARES OF THE TRUST

               The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of the Fund are fully paid and nonassessable when issued. All shares of the Fund participate equally in dividends and other distributions by the Fund, and in residual assets of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion or subscription rights. Shares of the Fund may be transferred by endorsement or stock power as is customary, but the Fund is not bound to recognize any transfer until it is recorded on its books.

SHAREHOLDER MEETINGS

               The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by the Fund only if a matter affects or requires the vote of only the Fund or the Fund's interest in the matter differs from the interest of other portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own.

VOTING RIGHTS

               The present Trustees were elected at a meeting of shareholders held on July 10, 1992, with the exception of Mr. Craig and Mr. Rothe who were appointed by the Trustees as of June 30, 1995 and January 1, 1997, respectively. Under the Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize the Fund, to amend the Declaration of Trust, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Trust's Bylaws or the Trustees.

               As mentioned above in "Shareholder Meetings," each share of the Fund and of each other series of the Trust has one vote (and fractional votes for fractional shares). Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

MASTER/FEEDER OPTION

               The Trust may in the future seek to achieve the Fund's objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP, 950 Seventeenth Street, Suite 2500, Denver, Colorado 80202, independent accountants for the Fund, audit the Fund's annual financial statements and prepare its tax returns.

REGISTRATION STATEMENT

               The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

Performance information

               Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years (up to the life of the Fund). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.


               The Fund was made available for public sale on May 2, 1994. The one year and lifetime average annual total returns, computed as of October 31, 1998, for each of those periods, are 3.55% and 15.72%, respectively.


               From time to time in advertisements or sales material, the Fund may discuss its performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc., ("Lipper") Ibbotson Associates, Micropal or Morningstar, Inc. ("Morningstar") or by publications of general interest such as Forbes, Money, The Wall Street Journal, Mutual Funds Magazine, Kiplinger's or Smart Money. The Fund may also compare its performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, including, but not limited to, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE Index) and the NASDAQ composite. In addition, the Fund may compare its total return to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Fund and such other funds or market indicators may be comprised of securities that differ significantly from the Fund's investments.

Financial statements


               The following audited financial statements for the period ended October 31, 1998 are hereby incorporated into this SAI by reference to the Fund's Annual Report dated October 31, 1998.


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT:

               Schedule of Investments as of October 31, 1998

               Statement of Operations for the period ended October 31, 1998

               Statement of Assets and Liabilities as of October 31, 1998

               Statements of Changes in Net Assets for the periods ended October 31, 1998 and 1997

               Financial Highlights for each of the periods indicated

               Notes to Financial Statements

               Report of Independent Accountants

               The portions of such Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

Appendix A

EXPLANATION OF RATING CATEGORIES

               The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING                  EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and
                                             interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more
                                             susceptible to the adverse effects
                                             of changing circumstances and
                                             economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit
                                             adequate protection parameters, but
                                             adverse economic conditions or
                                             changing circumstances more likely
                                             to lead to a weakened capacity to
                                             pay principal and interest than for
                                             higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to
                                             meet required interest and
                                             principal payments. BB -- lowest
                                             degree of speculation; C -- the
                                             highest degree of speculation.
                                             Quality and protective
                                             characteristics outweighed by large
                                             uncertainties or major risk
                                             exposure to adverse conditions.
                D........................... In default.

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade
                                             bond group.
                A........................... Upper-medium grade obligations;
                                             many favorable investment
                                             attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly
                                             secured. Interest and principal
                                             appear adequate for the present but
                                             certain protective elements may be
                                             lacking or may be unreliable over
                                             any great length of time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest
                                             and principal payments not well
                                             safeguarded during good and bad
                                             times.
                B........................... Lack characteristics of desirable investment; potentially low
                                             assurance of timely interest and
                                             principal payments or maintenance
                                             of other contract terms over time.
                Caa......................... Poor standing, may be in default;
                                             elements of danger with respect to
                                             principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked
                                             shortcomings.
                C........................... Lowest-rated; extremely poor
                                             prospects of ever attaining
                                             investment standing.

               Unrated securities will be treated as noninvestment grade securities unless the portfolio managers determine that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

        [JANUS LOGO]
                1-800-525-3713
                P.O. Box 173375
                Denver, Colorado 80217-3375
                janus.com

  3172

                                                                  [JANUS LOGO]

                    Janus Investment Fund
                    Janus Money Market Fund
                    Janus Government Money Market Fund
                    Janus Tax-Exempt Money Market Fund
                    Institutional Shares

                    100 Fillmore Street
                    Denver, CO 80206-4928

                    (800) 29JANUS


                    Statement of Additional Information

                    February 17, 1999

                    This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus for the Institutional Shares (the "Shares") of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund. The Funds are each a separate series of Janus Investment Fund, a Massachusetts business trust.

                    This SAI is not a Prospectus and should be read in conjunction with the Prospectus dated February 17, 1999, which is incorporated by reference into this SAI and may be obtained from the Trust at the above phone number or address. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus. The Annual Report, which contains important financial information about the Funds, is incorporated by reference into this SAI and is also available, without charge, at the above phone number or address.

[JANUS LOGO]

                                                              Table of contents

                Investment Restrictions and Investment
                Strategies......................................    2
                Performance Data................................   18
                Investment Adviser and Administrator............   22
                Custodian, Transfer Agent and Certain
                Affiliations....................................   26
                Portfolio Transactions and Brokerage............   27
                Trustees and Officers...........................   30
                Purchase of Shares..............................   35
                Redemption of Shares............................   36
                Tax-Deferred Accounts...........................   37
                Shareholder Accounts............................   38
                Dividends and Tax Status........................   38
                Principal Shareholders..........................   40
                Miscellaneous Information.......................   41
                Financial Statements............................   44
                Appendix A - Description of Securities Ratings..   45
                Appendix B - Description of Municipal
                Securities......................................   49

Investment restrictions and
           investment strategies

INVESTMENT RESTRICTIONS

               Each Fund has adopted certain fundamental investment restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of Shares if a matter affects just that Fund or that class of Shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of Shares) are present or represented by proxy.

               As used in the restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government Securities" shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities as securities issued or guaranteed by the United States government, its agencies or instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized and municipal securities escrowed with or refunded with escrowed U.S. government securities.

               The Funds have adopted the following fundamental policies:

               (1) With respect to 75% of its assets, a Fund may not purchase a security other than a U.S. Government Security, if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer or the Fund would own more than 10% of the outstanding voting securities of any single issuer. (As noted in the Prospectus, the Funds are also currently subject to the greater diversification standards of Rule 2a-7, which are not fundamental.)

               (2) A Fund may not purchase securities if 25% or more of the value of a Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government Securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to a Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

               (3) A Fund may not act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

               (4) A Fund may not lend any security or make any other loan if, as a result, more than 25% of a Fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

               (5) A Fund may not purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

               (6) A Fund may borrow money for temporary or emergency purposes (not for leveraging) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Fund's total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. Reverse repurchase agreements or the segregation of assets in connection with such agreements shall not be considered borrowing for the purposes of this limit.

               (7) Each Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as that Fund.

               Investment restriction (1) is intended to reflect the requirements under Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, the Funds interpret restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a non-controlled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

               Each Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

               (1) A Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid investments"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

               (2) A Fund may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

               (3) A Fund may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

               (4) A Fund may not invest in companies for the purpose of exercising control of management.

               Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Fund will borrow money through the program only when the costs are equal to or lower than the costs of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

               For purposes of the Funds' policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single industry are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES

               Each of the Funds may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

               Under Rule 2a-7, a Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government Securities, provided that in certain cases a Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

               Pursuant to Rule 2a-7, each Fund (except Janus Tax-Exempt Money Market Fund) will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, a Fund may invest in "second-tier" securities which are eligible securities that are not first-tier securities. However, a Fund (except for Janus Tax-Exempt Money Market Fund, in certain cases) may not invest in a second-tier security if immediately after the acquisition thereof the Fund would have invested more than (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) five percent of its total assets in second-tier securities.

               The following discussion of types of securities in which the Funds may invest supplements and should be read in conjunction with the Prospectus.

Participation Interests

               Each Fund may purchase participation interests in loans or securities in which the Funds may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives a Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Funds intend to exercise any demand rights they may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Funds' investment portfolio. A Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

               Janus Money Market Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

               Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities may be purchased. The rate of interest on securities purchased by a Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Funds, as well as other money market rates of interest. The Funds will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

               The Funds may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

               Interests in pools of mortgage-backed securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

               As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to a Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

               The Funds may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. government. The Government National Mortgage Association ("GNMA") is the principal federal government guarantor of mortgage-backed securities. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The Funds may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. government. GNMA pass-through securities are considered to be riskless with respect to default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and
               (ii) the timely
               payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. government, regardless of whether or not payments have been made on the underlying mortgages. GNMA pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of a Fund's GNMA securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

               Residential mortgage loans are pooled also by the Federal Home Loan Mortgage Corporation ("FHLMC"). FHLMC is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues participation certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. The mortgage loans in FHLMC's portfolio are not U.S. government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. FHLMC guarantees the timely payment of interest and ultimate collection of principal on FHLMC PCs; the U.S. government does not guarantee any aspect of FHLMC PCs.

               The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. FNMA guarantees the timely payment of principal and interest on the pass-through securities issued by FNMA; the U.S. government does not guarantee any aspect of the FNMA pass-through securities.

               The Funds may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA or by pools of conventional mortgages.

               Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

Reverse Repurchase Agreements

               Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

               Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies.

When-Issued and Delayed Delivery Securities

               Each Fund may purchase securities on a when-issued or delayed delivery basis. A Fund will enter into such transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Funds' custodian will segregate cash or high quality liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of the segregated securities or from other available sources of cash. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value.

Investment Company Securities

               From time to time, the Funds may invest in securities of other investment companies. The Funds are subject to the provisions of
               Section 12(d)(1) of the 1940 Act. Funds managed by Janus Capital ("Janus Funds") may invest in securities of the Funds and any other money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus Funds.

Debt Obligations

               Janus Money Market Fund may invest in debt obligations of domestic issuers. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may deter-mine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Obligations of Financial Institutions

               Janus Money Market Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

               Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties and that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

               Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

               Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and exploration or nationalization of foreign issuers.

U.S. Government Securities

               Janus Government Money Market Fund and to a lesser extent, Janus Money Market Fund, invest in U.S. Government Securities. U.S. Government Securities shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. government securities. U.S. Government Securities in which the Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, U.S. Government Securities in which the Fund may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. government.

Municipal Securities

               The municipal securities in which Janus Tax-Exempt Money Market Fund may invest include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for the issuer's short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which generally are issued in anticipation of various seasonal revenues, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Short-term municipal bonds may include "general obligation bonds," which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest; "revenue bonds," which are generally paid from the revenues of a particular facility or a specific excise tax or other source; and "industrial development bonds," which are issued by or on behalf of public authorities to provide funding for various privately operated industrial and commercial facilities. The Fund may also invest in high quality participation interests in municipal securities. A more detailed description of various types of municipal securities is contained in Appendix B.

               When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the issuing entity, that entity will be deemed to be the sole issuer of the security. Similarly, in the case of an industrial development bond backed only by the assets and revenues of the non-governmental issuer, the non-governmental issuer will be deemed to be the sole issuer of the bond.

Municipal Leases

               Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may invest in municipal leases. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. A Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."

               In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

               Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Funds, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Fund.

Performance data

               A Fund may provide current annualized and effective annualized yield quotations based on its daily dividends. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns.

               In performance advertising, the Funds may compare their Shares' performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., or CDC/Wiesenberger, IBC/Donoghue's Money Fund Report or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Funds may also compare their Shares' performance information with the performance of recognized stock, bond and other indices, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, the Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Funds may refer to general market performance over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). The Funds may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines. The Funds may also compare the Shares' yield to those of certain U.S. Treasury obligations or other money market instruments.

               Any current yield quotation of the Shares which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period. Current yield shall be calculated by (a) determining the net change during a seven calendar day period in the value of a hypothetical account having a balance of one Share at the beginning of the period, (b) dividing the net change by the value of the account at the beginning of the period to obtain a base period return, and (c) multiplying the quotient by 365/7 (i.e., annualizing). For this purpose, the net change in account value will reflect the value of additional Shares purchased with dividends declared on the original Share and dividends declared on both the original Share and any such additional Shares, but will not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, the Shares may advertise effective yield quotations. Effective yield quotations are calculated by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting 1 from the result (i.e., compounding).

               Janus Tax-Exempt Money Market Fund's tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal such Shares' yield after taxes. Tax equivalent yields are calculated by dividing Janus Tax-Exempt Money Market Fund's yield by one minus the stated federal or combined federal and state tax rate. If only a portion of the Shares' yield is tax-exempt, only that portion is adjusted in the calculation.

               The Shares' current yield and effective yield for the seven-day period ended October 31, 1998 is shown below:


                                                         Seven-day         Effective
                       Fund Name                           Yield        Seven-day Yield
---------------------------------------------------------------------------------------
Janus Money Market Fund - Institutional Shares             5.33%             5.47%
Janus Government Money Market Fund - Institutional
  Shares                                                   5.15%             5.29%
Janus Tax-Exempt Money Market Fund - Institutional
  Shares*                                                  3.35%             3.40%



*Janus Tax-Exempt Money Market Fund Institutional Shares' tax-equivalent yield for the seven-day period ended October 31, 1998 was 4.65%.

               Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Shares. Also, processing organizations or other institutions may charge their customers direct fees in connection with an investment in a Fund, which will have the effect of reducing the Fund's net yield to those shareholders. The yield on a class of Shares is not fixed or guaranteed, and an investment in the Shares is not insured. Accordingly, yield information may not necessarily be used to compare Shares with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. In addition, because investments in the Funds are not insured or guaranteed, yield on the Shares may not necessarily be used to compare the Shares with investment alternatives which are insured or guaranteed.

DETERMINATION OF NET ASSET VALUE

               Pursuant to the rules of the SEC, the Trustees have established procedures to stabilize each Fund's net asset value at $1.00 per Share. These procedures include a review of the extent of any deviation of net asset value per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of Shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per Share as determined by using available market quotations. Each Fund (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and
               (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Funds' high quality criteria.

Investment adviser and
           administrator


               As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments. The Funds have each agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of .20% of the average daily net assets of each Fund. However, Janus Capital has agreed to waive .10% of the value of each Fund's average daily net assets of the advisory fee. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory agreements. In addition, the Funds pay brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions.



               On behalf of the Shares, each of the Funds has also entered into an Administration Agreement with Janus Capital. Under the terms of the Administration Agreements, each of the Funds has agreed to compensate Janus Capital for administrative services at the annual rate of .15% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, net asset value determination and fund accounting, recordkeeping, and blue sky registration and monitoring services, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders, and other costs of complying with applicable laws regulating the sale of Shares. Each Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not affiliated with Janus Capital, audit fees and expenses, and extraordinary costs. Janus Capital has agreed to waive a portion of the administration fee, and accordingly the effective rate for calculating the administration fee payable by the Shares will be .05%. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory agreements.

               The following table summarizes the advisory fees paid by the Funds for the fiscal years ended October 31:


                                 1998                      1997                      1996
                        -----------------------   -----------------------   -----------------------
                         Advisory     Advisory     Advisory     Advisory     Advisory     Advisory
                        Fees Prior   Fees After   Fees Prior   Fees After   Fees Prior   Fees After
      Fund Name         to Waiver      Waiver     to Waiver      Waiver     to Waiver      Waiver
---------------------------------------------------------------------------------------------------
Janus Money Market
  Fund                  $9,548,370   $4,774,185   $6,858,596   $3,429,298   $3,101,530   $1,550,765
Janus Government Money
  Market Fund             $944,654     $472,327     $362,308     $181,154     $330,914     $165,457
Janus Tax-Exempt Money
  Market Fund             $226,264     $113,132     $158,812      $79,406     $140,898      $70,449


(1) February 15, 1995 (inception of Funds) to October 31, 1995.

               The following table summarizes the administration fees paid by the Shares for the fiscal years ended October 31:


                                   1998                      1997                      1996
                          -----------------------   -----------------------   -----------------------
                            Admin-       Admin-       Admin-       Admin-       Admin-       Admin-
                          istration    istration    istration    istration    istration    istration
                          Fees Prior   Fees After   Fees Prior   Fees After   Fees Prior   Fees After
       Fund Name          to Waiver      Waiver     to Waiver      Waiver     to Waiver      Waiver
-----------------------------------------------------------------------------------------------------
Janus Money Market
  Fund - Institutional
  Shares                  $5,431,308   $1,810,436   $3,818,091   $1,272,697   $1,311,645    $437,215
Janus Government Money
  Market Fund -
  Institutional Shares      $481,760     $160,587      $85,227      $28,409      $80,097      $26,699
Janus Tax-Exempt Money
  Market Fund -
  Institutional Shares       $28,289       $9,430       $5,199       $1,733       $2,631         $877


               Advisory fees are paid on the Fund level while administration fees are paid on the class level.

               The Advisory Agreements for each Fund were reexecuted on July 1, 1997 (without amendment other than effective dates) and will continue in effect until July 1, 1999, and thereafter from year to year so long as such continuance is approved annually by a majority of the Trustees who are not parties to the Advisory

               Agreements or interested persons of any such party, and by either a majority of the Funds' outstanding voting shares or the Trustees. Each Advisory Agreement (i) may be terminated without the payment of any penalty by any Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval of a majority of the Trustees of the affected Fund, including the Trustees who are not interested persons of that Fund or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.

               Janus Capital also acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

               Kansas City Southern Industries, Inc. ("KCSI") owns approximately 82% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

               KCSI has announced its intention to separate its transportation and financial services businesses. KCSI is currently studying alternatives for completion of the separation that meet its business objectives without risking adverse tax consequences. KCSI expects completion of the separation to be contemplated in 1999.

               Each account managed by Janus Capital has its own investment objective and is managed in accordance with that objective by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

               Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts except under the limited exceptions contained in Janus Capital's policy regarding personal investing by directors, officers and employees of Janus Capital and the Funds. The policy requires investment personnel and officers of Janus Capital, inside directors of Janus Capital and the Funds and other designated persons deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Funds.

               In addition to the pre-clearance requirement described above, the policy subjects investment personnel, officers and directors/ Trustees of Janus Capital and the Funds to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with Janus Capital's policy. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

               The provisions of the policy are administered by and subject to exceptions authorized by Janus Capital.

Custodian, transfer agent and
           certain affiliations

               UMB Bank, N.A. ("UMB"), P.O. Box 419226, Kansas City, Missouri 64141-6226, is the Funds' current custodian. However, it is expected that Citibank, N.A., 111 Wall Street 24th Floor, Zone 5, New York, NY 10043, will replace UMB as custodian for the Funds in the first quarter of 1999. The custodian holds the Funds' assets in safekeeping and collects and remits the income thereon, subject to the instructions of each Fund.

               Janus Service Corporation, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Service provides certain other administrative, recordkeeping and shareholder relations services to the Funds. The Funds do not pay Janus Service a fee.

               Janus Distributors, Inc., 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Funds' shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital.

               Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Funds or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital.

Portfolio transactions and brokerage

               Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital, whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions.

               In selecting brokers and dealers and in negotiating commissions, Janus Capital considers a number of factors, including but not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; and research products or services provided. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. These research and other services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities and access to third party publications, computer and electronic equipment and software. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts.

               For the fiscal year ended October 31, 1998, the Funds paid no brokerage commissions to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds.

               For the fiscal years ended October 31, 1998, October 31, 1997 and October 31, 1996, the total brokerage commissions paid by the Funds are summarized below:


                       Fund Name                            1998       1997        1996
----------------------------------------------------------------------------------------
Janus Money Market Fund                                     $0          $0        $4,851
Janus Government Money Market Fund                          $0          $0          $0
Janus Tax-Exempt Money Market Fund                          $0          $0          $0


               The Funds generally buy and sell securities in principal transactions, in which no commissions are paid. However, the Funds may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the respective Fund will be no less favorable than that of contemporaneously available principal transactions.

               Janus Capital may use research products and services in servicing other accounts in addition to the Funds. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

               Janus Capital may consider sales of Shares by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Shares as a factor in the selection of broker-dealers to execute Fund portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund (i) to the Fund or (ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

               When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

               As of October 31, 1998, certain Funds owned securities of their regular broker-dealers (or parents), as shown below:


                                       Name of                  Value of
        Fund Name                   Broker-Dealer           Securities Owned
----------------------------------------------------------------------------
Janus Money Market Fund     Banker's Trust Securities
                             Corp.                            $262,495,236
                            Merrill Lynch, Pierce,
                            Fenner & Smith, Inc.              $139,999,803
                            Lehman Brothers, Inc.             $300,000,000
                            Goldman Sachs Group L.P.          $300,000,000
                            Deutsche Morgan Grenfell, Inc.    $150,000,000
                            Bear Stearns Co., Inc.            $ 99,015,375
                            ABN AMRO Securities, Inc.         $586,000,000
                            BT Alex Brown, Inc.               $ 50,000,000
                            Salomon Smith Barney, Inc.        $675,000,000
                            HSBC America, Inc.                $ 73,435,489
                            CIT Group, Inc.                   $149,881,540
                            Barclay Capital, Inc.             $250,000,000
Janus Government Money
  Market Fund               ABN AMRO Securities, Inc.         $ 93,200,000
                            CS First Boston, Inc.             $250,000,000
                            JP Morgan Securities, Inc.        $ 25,100,000
                            Salomon Smith Barney, Inc.        $125,000,000

Trustees and officers

               The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Thomas H. Bailey, Age 61 - Trustee, Chairman and President*#
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Trustee, Chairman and President of Janus Aspen Series. Chairman, Chief Executive Officer, Director and President of Janus Capital. Director of Janus Distributors, Inc.

James P. Craig, III, Age 42 - Trustee*#
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Trustee and Executive Vice President of Janus Aspen Series. Chief Investment Officer, Vice Chairman and Director of Janus Capital. Executive Vice President and Portfolio Manager of Janus Fund. Executive Vice President and Co-Manager of Janus Venture Fund.

Gary O. Loo, Age 58 - Trustee#
102 N. Cascade Avenue, Suite 500
Colorado Springs, CO 80903
--------------------------------------------------------------------------------
               Trustee of Janus Aspen Series. President and Director of High Valley Group, Inc., Colorado Springs, CO (investments).

--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.
#Member of the Trust's Executive Committee.

Dennis B. Mullen, Age 55 - Trustee
7500 E. McCormick Parkway, #24
Scottsdale, AZ 85258
--------------------------------------------------------------------------------
               Trustee of Janus Aspen Series. Private Investor. Formerly (1997-
               1998), Chief Financial Officer-Boston Market Concepts, Boston Chicken, Inc., Golden, CO (restaurant chain); (1993-1997), President and Chief Executive Officer of BC Northwest, L.P., a franchise of Boston Chicken, Inc., Bellevue, WA (restaurant chain).

James T. Rothe, Age 55 - Trustee
102 South Tejon Street, Suite 1100
Colorado Springs, CO 80903
--------------------------------------------------------------------------------
               Trustee of Janus Aspen Series. Professor of Business, University of Colorado, Colorado Springs, CO. Principal, Phillips-Smith Retail Group, Colorado Springs, CO (a venture capital firm). Formerly (1986-1994), Dean of the College of Business, University of Colorado, Colorado Springs, CO.

William D. Stewart, Age 54 - Trustee#
5330 Sterling Drive
Boulder, CO 80302
--------------------------------------------------------------------------------
               Trustee of Janus Aspen Series. President of HPS Division of MKS Instruments, Boulder, CO (manufacturer of vacuum fittings and valves).

Martin H. Waldinger, Age 60 - Trustee
4940 Sandshore Court
San Diego, CA 92130
--------------------------------------------------------------------------------
               Trustee of Janus Aspen Series. Private Consultant. Formerly (1993
               - 1996), Director of Run Technologies, Inc., a software development firm, San Carlos, CA.

--------------------------------------------------------------------------------
#Member of the Trust's Executive Committee.

Sharon S. Pichler, Age 49 - Executive Vice President*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------

               Executive Vice President of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund. Portfolio Manager of Janus Money Market Fund and Janus Tax-Exempt Money Market Fund. Formerly, Portfolio Manager of Janus Government Money Market Fund (February 1995-February 1999). Vice President of Janus Capital. Formerly, Assistant Vice President and Portfolio Manager at USAA Investment Management Co. (1990-1994).


Thomas A. Early, Age 44 - Vice President and General Counsel*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Vice President and General Counsel of Janus Aspen Series. Vice President, General Counsel and Secretary of Janus Capital. Vice President and General Counsel of Janus Service Corporation, Janus Distributors, Inc. and Janus Capital International, Ltd. Director of Janus World Funds Plc. Formerly (1997-1998), Executive Vice President and General Counsel of Prudential Investments Fund Management LLC, Newark, NJ. Formerly (1994-1997), Vice President and General Counsel of Prudential Retirement Services, Newark, NJ. Formerly (1988-1994), Associate General Counsel and Chief Financial Services Counsel, Frank Russell Company, Tacoma, WA.

--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.

Steven R. Goodbarn, Age 41  - Vice President and Chief Financial Officer*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Vice President and Chief Financial Officer of Janus Aspen Series. Vice President of Finance, Treasurer and Chief Financial Officer of Janus Capital, Janus Service Corporation and Janus Distributors, Inc. Director of Janus Service Corporation, Janus Distributors, Inc. and Janus World Funds Plc. Director, Treasurer and Vice President of Finance of Janus Capital International Ltd. Formerly (May 1992-January 1996), Treasurer of Janus Investment Fund and Janus Aspen Series.

Kelley Abbott Howes, Age 33 - Assistant Vice President and Secretary*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Assistant Vice President and Secretary of Janus Aspen Series. Director and President of Janus Distributors, Inc. Assistant Vice President and Associate Counsel of Janus Capital. Formerly (1990
               - 1994), with The Boston Company Advisors, Inc., Boston, MA (mutual fund administration services).

Glenn P. O'Flaherty, Age 40 - Treasurer and Chief Accounting Officer*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Treasurer and Chief Accounting Officer of Janus Aspen Series. Vice President of Janus Capital. Formerly, (1991-1997) Director of Fund Accounting, Janus Capital.

--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.

               The Trustees are responsible for major decisions relating to each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions.

               The Trust's Executive Committee shall have and may exercise all the powers and authority of the Trustees except for matters requiring action by all Trustees pursuant to the Trust's Bylaws or Declaration of Trust, Massachusetts Law or the 1940 Act.

               The Money Market Funds Committee, consisting of Messrs. Loo, Mullen and Rothe, monitors the compliance with policies and procedures adopted particularly for money market funds.

               The following table shows the aggregate compensation earned by and paid to each Trustee by the Funds described in this SAI and all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds") for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds.


                                              Aggregate Compensation      Total Compensation
                                                from the Funds for     from the Janus Funds for
                                                fiscal year ended        calendar year ended
          Name of Person, Position               October 31, 1998        December 31, 1998**
------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee*                 $0                        $0
James P. Craig, Trustee*                                $0                        $0
William D. Stewart, Trustee                          $ 5,754                   $82,000
Gary O. Loo, Trustee                                 $13,896                   $74,000
Dennis B. Mullen, Trustee                            $12,531                   $82,000
Martin H. Waldinger, Trustee                         $ 5,517                   $74,000
James T. Rothe, Trustee                              $11,913                   $82,000


 *An interested person of the Funds and of Janus Capital. Compensated by Janus
  Capital and not the Funds.
**As of December 31, 1998, Janus Funds consisted of two registered investment companies comprised of a total of 32 funds.

Purchase of shares


               Shares are sold at the net asset value per share as determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE" or the "Exchange") next occurring after a purchase order is received and accepted by a Fund (except net asset value is normally determined at 5:00 p.m. (New York time) for Janus Government Money Market Fund). A Fund's net asset value is calculated each day that both the NYSE and the Federal Reserve Banks are open ("bank business day"). As stated in the Prospectus, the Funds each seek to maintain a stable net asset value per share of $1.00. The Shareholder's Guide Section of the Prospectus contains detailed information about the purchase of Shares.


REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

               If investors do not elect in writing or by phone to receive their dividends and distributions via wire transfer, all income dividends and capital gains distributions, if any, on Shares are reinvested automatically in additional Shares of that Fund at the NAV determined on the payment date. Any such election (which may be made on the Application or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving distributions and dividends via wire transfer may elect in writing or by phone to change back to automatic reinvestment at any time.

Redemption of shares

               Procedures for redemption of Shares are set forth in the Shareholder's Guide section of the Prospectus. Shares normally will be redeemed for cash (via wire), although each Fund retains the right to redeem Shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, their Fund will have the option of redeeming the excess in cash or in kind. If Shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.

               The right to require the Funds to redeem Shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Tax-deferred accounts

               The Funds offer tax-deferred retirement plans for rollover accounts in excess of $250,000. The Individual Retirement Account may be used by individuals who meet the above requirement.

               Contributions under Traditional and Roth IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant. The investment is then held by Investors Fiduciary Trust Company as custodian.

               Distributions from tax-deferred accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax adviser or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.

               To receive additional information about IRAs along with the necessary materials to establish an account, please call the Funds at 1-800-525-3713 or write the Funds at P.O. Box 173375, Denver, CO 80217-3375. No contribution to any IRA can be made until the appropriate forms to establish any such plan have been completed.

Shareholder accounts

               Detailed information about the general procedures for shareholder accounts is set forth in the Prospectus. Applications to open accounts may be obtained by calling the Funds at 1-800-29JANUS or writing to the Funds at 100 Fillmore Street, Denver, Colorado 80206-4928, Attention: Institutional Services.

Dividends and tax status


               Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in a Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day will receive that day's dividend if the purchase is effected at or prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares will begin to accrue dividends on the first bank business day following receipt of the order. Requests for redemption of Shares will be redeemed at the next determined net asset value. Redemption requests made by wire that are received prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received. Closing times for purchase and redemption of Shares may be changed for days in which the bond market or the NYSE close early.

               Distributions for all of the Funds (except Janus Tax-Exempt Money Market Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received via wire transfer or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year. As described in detail in the Prospectus, Janus Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax, although dividends attributable to interest on taxable investments, together with distributions from any net realized short- or long-term capital gains, are taxable.

               The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code. Accordingly, a Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. government securities).

               Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a Fund.

Principal shareholders


               As of January 20, 1999, the officers and Trustees as a group owned less than 1% of the outstanding Shares.



               As of January 20, 1999, the following shareholders owned more than 5% of the Shares of Janus Money Market Fund:


                                                                               Percentage
           Shareholders                        Address                         Ownership
-----------------------------------------------------------------------------------------
Wells Fargo Institutional Trust     45 Fremont Street                           10.49%
  Co.                               San Francisco, CA 94105-2204
Capital Network Services            One Bush Street, 11th Floor                  5.08%
                                    San Francisco, CA 94104-4425
Comerica Bank                       411 West Lafayette                          20.67%
                                    Mail Code 3455
                                    Detroit, MI 48226-3155



               As of January 20, 1999, the following shareholders owned more than 5% of the Shares of Janus Government Money Market Fund:


                                                                               Percentage
           Shareholders                        Address                         Ownership
-----------------------------------------------------------------------------------------
Janus Twenty Fund                   100 Fillmore Street                         61.13%
                                    Denver, CO 80206-4928
Janus Worldwide Fund                100 Fillmore Street                         23.32%
                                    Denver, CO 80206-4928



               As of January 20, 1999, the following shareholder owned more than 5% of the Shares of Janus Tax-Exempt Money Market Fund:


                                                                               Percentage
           Shareholder                         Address                         Ownership
-----------------------------------------------------------------------------------------
Janus Capital Corporation           100 Fillmore Street                         64.67%
                                    Denver, CO 80206-4928

Miscellaneous information

               Each Fund is a series of the Trust, a Massachusetts Business Trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust offers 21 separate series, three of which currently offer three classes of Shares.

               Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

               Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Agreement and Declaration of Trust (the "Declaration of Trust") disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

SHARES OF THE TRUST

               The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. All shares of a Fund participate equally in dividends and other distributions by such Fund, and in residual assets of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights.

               The Trust is authorized to issue multiple classes of shares for each Fund. Currently, Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund each offer three classes of shares by separate prospectuses. The Shares discussed in this SAI are offered only to individual, institutional and corporate clients and foundations and trusts meeting certain minimum investment criteria. A second class of shares, Service Shares, is offered through banks and other financial institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs. A third class of shares, Investor Shares, is offered to the general public.

SHAREHOLDER MEETINGS

               The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Fund only if a matter affects or requires the vote of only that Fund or that Fund's interest in the matter differs from the interest of other portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own.

VOTING RIGHTS

               The present Trustees were elected at a meeting of the Trust's shareholders held on July 10, 1992, with the exception of Mr. Craig and Mr. Rothe who were appointed by the Trustees as of June 30, 1995 and January 1, 1997, respectively. Under the Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Declaration of Trust, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Trust's Bylaws or the Trustees.

               As mentioned above in "Shareholder Meetings," each share of each series of the Trust has one vote (and fractional votes for fractional shares). Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees. Each series or class of the Trust will vote separately only with respect to those matters that affect only that series or class or if the interest of the series or class in the matter differs from the interests of other series or classes of the Trust.

INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP, 950 Seventeenth Street, Suite 2500, Denver, Colorado 80202, independent accountants for the Funds, audit the Funds' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

               The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

Financial statements


               The following audited financial statements of the Funds for the period ended October 31, 1998 are hereby incorporated into this SAI by reference to the Funds' Annual Report dated October 31, 1998.


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

               Schedules of Investments as of October 31, 1998

               Statements of Operations for the period ended October 31, 1998

               Statements of Assets and Liabilities as of October 31, 1998

               Statements of Changes in Net Assets for the periods ended October 31, 1998 and 1997

               Financial Highlights for each of the periods indicated

               Notes to Financial Statements

               Report of Independent Accountants

               The portions of such Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

Appendix A

DESCRIPTION OF SECURITIES RATINGS

MOODY'S AND STANDARD & POOR'S

               MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS. The two highest ratings of Standard & Poor's Ratings Services for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

               The two highest ratings of Moody's Investors Service, Inc. for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

               SHORT TERM MUNICIPAL LOANS. S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

               Moody's highest rating for short-term municipal loans is MIG-1/ VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

               OTHER SHORT-TERM DEBT SECURITIES. Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH

                BOND RATING                  EXPLANATION
                ----------------------------------------------------------------
                F-1+........................ Exceptionally strong credit
                                             quality. Issues assigned this
                                             rating are regarded as having the
                                             strongest degree of assurance for
                                             timely payment.
                F-1......................... Very strong credit quality. Issues assigned this rating reflect an
                                             assurance for timely payment only
                                             slightly less in degree than issues
                                             rated F-1+.
                F-2......................... Good credit quality. Issues
                                             assigned this rating have a
                                             satisfactory degree of assurance
                                             for timely payments, but the margin
                                             of safety is not as great as the F-
                                             1+ and F-1 ratings.

DUFF & PHELPS INC.

                BOND RATING                  EXPLANATION
                ----------------------------------------------------------------
                Duff 1+..................... Highest certainty of timely
                                             payment. Short-term liquidity,
                                             including internal operating
                                             factors and/or ready access to
                                             alternative sources of funds, is
                                             clearly outstanding, and safety is
                                             just below risk-free U.S. Treasury
                                             short-term obligations.
                Duff 1...................... Very high certainty of timely payment. Liquidity factors are
                                             excellent and supported by good
                                             fundamental protection factors.
                                             Risk factors are minor.
                Duff 1-..................... High certainty of timely payment.
                                             Liquidity factors are strong and
                                             supported by good fundamental
                                             protection factors. Risk factors
                                             are very small.
                Duff 2...................... Good certainty of timely payment.
                                             Liquidity factors and company
                                             fundamentals are sound. Although
                                             ongoing funding needs may enlarge
                                             total financing requirements,
                                             access to capital markets is good.
                                             Risk factors are small.

THOMSON BANKWATCH, INC.

                BOND RATING                  EXPLANATION
                ----------------------------------------------------------------
                TBW-1....................... The highest category; indicates a very high degree of likelihood that
                                             principal and interest will be paid
                                             on a timely basis.
                TBW-2....................... The second highest category; while the degree of safety regarding
                                             timely repayment of principal and
                                             interest is strong, the relative
                                             degree of safety is not as high as
                                             for issues rated TBW-1.
                TBW-3....................... The lowest investment grade
                                             category; indicates that while more
                                             susceptible to adverse developments
                                             (both internal and external) than
                                             obligations with higher ratings,
                                             capacity to service principal and
                                             interest in a timely fashion is
                                             considered adequate.
                TBW-4....................... The lowest rating category; this rating is regarded as
                                             non-investment grade and therefore
                                             speculative.

IBCA, INC.

                BOND RATING                  EXPLANATION
                ----------------------------------------------------------------
                A1+......................... Obligations supported by the
                                             highest capacity for timely
                                             repayment. Where issues possess a
                                             particularly strong credit feature,
                                             a rating of A1+ is assigned.
                A2.......................... Obligations supported by a good capacity for timely repayment.
                A3.......................... Obligations supported by a
                                             satisfactory capacity for timely
                                             repayment.
                B........................... Obligations for which there is an uncertainty as to the capacity to
                                             ensure timely repayment.
                C........................... Obligations for which there is a high risk of default or which are
                                             currently in default.

Appendix B

DESCRIPTION OF MUNICIPAL SECURITIES

               MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

               1. PROJECT NOTES, which carry a U.S. government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

               2. TAX ANTICIPATION NOTES ARE issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

               3. REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

               4. BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

               5. CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association ("Fannie Mae") or the Government National Mortgage Association ("Ginnie Mae").

               6. TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

               MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

               1. GENERAL OBLIGATION BONDS are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

               2. REVENUE BONDS in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

               In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

               3. PRIVATE ACTIVITY BONDS are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

               While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

               Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

               OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus.

               Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

[JANUS LOGO]



                1-800-29JANUS

                P.O. Box 173375
                Denver, Colorado 80217-3375
                janus.com

  3174

                                                    [JANUS LOGO]

                    Janus Investment Fund
                    Janus Money Market Fund
                    Janus Government Money Market Fund
                    Janus Tax-Exempt Money Market Fund
                    Service Shares

                    100 Fillmore Street
                    Denver, CO 80206-4928
                    (800) 29JANUS

                    Statement of Additional Information

                    February 17, 1999

                    This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus for the Service Shares (the "Shares") of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund. The Funds are each a separate series of Janus Investment Fund, a Massachusetts business trust.

                    This SAI is not a Prospectus and should be read in conjunction with the Prospectus dated February 17, 1999, which is incorporated by reference into this SAI and may be obtained from the Trust at the above phone number or address. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus. The Annual Report, which contains important financial information about the Funds, is incorporated by reference into this SAI and is also available, without charge, at the above phone number or address.

    [JANUS LOGO]

                                                            Table of contents

                Investment Restrictions and Investment
                Strategies......................................    2
                Performance Data................................   18
                Investment Adviser and Administrator............   22
                Custodian, Transfer Agent and Certain
                Affiliations....................................   27
                Portfolio Transactions and Brokerage............   28
                Trustees and Officers...........................   31
                Purchase of Shares..............................   36
                Redemptions of Shares...........................   36
                Shareholder Accounts............................   38
                Dividends and Tax Status........................   38
                Principal Shareholders..........................   40
                Miscellaneous Information.......................   41
                Financial Statements............................   44
                Appendix A - Description of Securities Ratings..   45
                Appendix B - Description of Municipal
                Securities......................................   49

Investment restrictions and
           investment strategies

INVESTMENT RESTRICTIONS

               Each Fund has adopted certain fundamental investment restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of Shares if a matter affects just that Fund or that class of Shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of Shares) are present or represented by proxy.

               As used in the restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government Securities" shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities as securities issued or guaranteed by the United States government, its agencies or instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized and municipal securities escrowed with or refunded with escrowed U.S. government securities.

               The Funds have adopted the following fundamental policies:

               (1) With respect to 75% of its assets, a Fund may not purchase a security other than a U.S. Government Security, if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer or the Fund would own more than 10% of the outstanding voting securities of any single issuer. (As noted in the Prospectus, the Funds are also currently subject to the greater diversification standards of Rule 2a-7, which are not fundamental.)

               (2) A Fund may not purchase securities if 25% or more of the value of a Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government Securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to a Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

               (3) A Fund may not act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

               (4) A Fund may not lend any security or make any other loan if, as a result, more than 25% of a Fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

               (5) A Fund may not purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

               (6) A Fund may borrow money for temporary or emergency purposes (not for leveraging) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Fund's total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. Reverse repurchase agreements or the segregation of assets in connection with such agreements shall not be considered borrowing for the purposes of this limit.

               (7) Each Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as that Fund.

               Investment restriction (1) is intended to reflect the requirements under Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, the Funds interpret restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a non-controlled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

               Each Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

               (1) A Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid investments"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

               (2) A Fund may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

               (3) A Fund may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

               (4) A Fund may not invest in companies for the purpose of exercising control of management.

               Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

               For the purposes of the Funds' policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single industry are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES

               Each of the Funds may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

               Under Rule 2a-7, a Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government Securities, provided that in certain cases a Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

               Pursuant to Rule 2a-7, each Fund (except Janus Tax-Exempt Money Market Fund) will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, a Fund may invest in "second-tier" securities which are eligible securities that are not first-tier securities. However, a Fund (except for Janus Tax-Exempt Money Market Fund, in certain cases) may not invest in a second-tier security if immediately after the acquisition thereof the Fund would have invested more than (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) five percent of its total assets in second-tier securities.

               The following discussion of types of securities in which the Funds may invest supplements and should be read in conjunction with the Prospectus.

Participation Interests

               Each Fund may purchase participation interests in loans or securities in which the Funds may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives a Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Funds intend to exercise any demand rights they may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Funds' investment portfolio. A Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

               Janus Money Market Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

               Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities may be purchased. The rate of interest on securities purchased by a Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Funds, as well as other money market rates of interest. The Funds will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

               The Funds may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

               Interests in pools of mortgage-backed securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

               As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to a Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

               The Funds may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. government. The Government National Mortgage Association ("GNMA") is the principal federal government guarantor of mortgage-backed securities. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The Funds may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. government. GNMA pass-through securities are considered to be riskless with respect to default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and
               (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. government, regardless of whether or not payments have been made on the underlying mortgages. GNMA pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of a Fund's GNMA securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

               Residential mortgage loans are pooled also by the Federal Home Loan Mortgage Corporation ("FHLMC"). FHLMC is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues participation certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. The mortgage loans in FHLMC's portfolio are not U.S. government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. FHLMC guarantees the timely payment of interest and ultimate collection of principal on FHLMC PCs; the U.S. government does not guarantee any aspect of FHLMC PCs.

               The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. FNMA guarantees the timely payment of principal and interest on the pass-through securities issued by FNMA; the U.S. government does not guarantee any aspect of the FNMA pass-through securities.

               The Funds may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA or by pools of conventional mortgages.

               Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

Reverse Repurchase Agreements

               Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

               Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies.

When-Issued and Delayed Delivery Securities

               Each Fund may purchase securities on a when-issued or delayed delivery basis. A Fund will enter into such transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Funds' custodian will segregate cash or high quality liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of the segregated securities or from other available sources of cash. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value.

Investment Company Securities

               From time to time, the Funds may invest in securities of other investment companies. The Funds are subject to the provisions of
               Section 12(d)(1) of the 1940 Act. Funds managed by Janus Capital ("Janus Funds") may invest in securities of the Funds and any other money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus Funds.

Debt Obligations

               Janus Money Market Fund may invest in debt obligations of domestic issuers. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Obligations of Financial Institutions

               Janus Money Market Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

               Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties and that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

               Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

               Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and exploration or nationalization of foreign issuers.

U.S. Government Securities

               Janus Government Money Market Fund and to a lesser extent, Janus Money Market Fund, invest in U.S. Government Securities. U.S. Government Securities shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. government securities. U.S. Government Securities in which the Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, U.S. Government Securities in which the Fund may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. government.

Municipal Securities

               The municipal securities in which Janus Tax-Exempt Money Market Fund may invest include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for the issuer's short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which generally are issued in anticipation of various seasonal revenues, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Short-term municipal bonds may include "general obligation bonds," which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest; "revenue bonds," which are generally paid from the revenues of a particular facility or a specific excise tax or other source; and "industrial development bonds," which are issued by or on behalf of public authorities to provide funding for various privately operated industrial and commercial facilities. The Fund may also invest in high quality participation interests in municipal securities. A more detailed description of various types of municipal securities is contained in Appendix B.

               When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the issuing entity, that entity will be deemed to be the sole issuer of the security. Similarly, in the case of an industrial development bond backed only by the assets and revenues of the non-governmental issuer, the non-governmental issuer will be deemed to be the sole issuer of the bond.

Municipal Leases

               Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may invest in municipal leases. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. A Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."

               In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

               Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Funds, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Fund.

Performance data

               A Fund may provide current annualized and effective annualized yield quotations based on its daily dividends. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns.

               In performance advertising, the Funds may compare their Shares' performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., or CDC/Wiesenberger, IBC/Donoghue's Money Fund Report or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Funds may also compare their Shares' performance information with the performance of recognized stock, bond and other indices, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, the Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Funds may refer to general market performance over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). The Funds may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines. The Funds may also compare the Shares' yield to those of certain U.S. Treasury obligations or other money market instruments.

               Any current yield quotation of the Shares which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period. Current yield shall be calculated by (a) determining the net change during a seven calendar day period in the value of a hypothetical account having a balance of one Share at the beginning of the period, (b) dividing the net change by the value of the account at the beginning of the period to obtain a base period return, and (c) multiplying the quotient by 365/7 (i.e., annualizing). For this purpose, the net change in account value will reflect the value of additional Shares purchased with dividends declared on the original Share and dividends declared on both the original Share and any such additional Shares, but will not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, the Shares may advertise effective yield quotations. Effective yield quotations are calculated by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting 1 from the result (i.e., compounding).

               Janus Tax-Exempt Money Market Fund's tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal such Shares' yield after taxes. Tax equivalent yields are calculated by dividing Janus Tax-Exempt Money Market Fund's yield by one minus the stated federal or combined federal and state tax rate. If only a portion of the Shares' yield is tax-exempt, only that portion is adjusted in the calculation.

               The Shares' current yield and effective yield for the seven day period ended October 31, 1998 is shown below.


                                                         Seven-day         Effective
                       Fund Name                           Yield        Seven-day Yield
---------------------------------------------------------------------------------------
Janus Money Market Fund - Service Shares                   5.08%             5.21%
Janus Government Money Market Fund - Service Shares        4.90%             5.02%
Janus Tax-Exempt Money Market Fund - Service Shares*       3.24%             3.30%



*Janus Tax-Exempt Money Market Fund - Service Shares tax equivalent yield for the seven day period ended October 31, 1998 was 4.51%.

               Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Shares. Also, Financial Institutions may charge their customers direct fees in connection with an investment in a Fund, which will have the effect of reducing the Fund's net yield to those shareholders. The yield on a class of Shares is not fixed or guaranteed, and an investment in the Shares is not insured. Accordingly, yield information may not necessarily be used to compare Shares with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. In addition, because investments in the Funds are not insured or guaranteed, yield on the Shares may not necessarily be used to compare the Shares with investment alternatives which are insured or guaranteed.

DETERMINATION OF NET ASSET VALUE

               Pursuant to the rules of the SEC, the Trustees have established procedures to stabilize each Fund's net asset value at $1.00 per Share. These procedures include a review of the extent of any deviation of net asset value per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of Shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per Share as determined by using available market quotations. Each Fund (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and
               (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Funds' high quality criteria.

Investment adviser and
           administrator


               As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments. The Funds have each agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of .20% of the average daily net assets of each Fund. However, Janus Capital has agreed to waive .10% of the value of each Fund's average daily net assets of the advisory fee. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory agreements. In addition, the Funds pay brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions.



               On behalf of the Shares, each of the Funds has also entered into an Administration Agreement with Janus Capital. Under the terms of the Administration Agreements, each of the Funds has agreed to compensate Janus Capital for administrative services at the annual rate of .40% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, net asset value determination and fund accounting, recordkeeping, and blue sky registration and monitoring services, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders, and other costs of complying with applicable laws regulating the sale of Shares. Each Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not affiliated with Janus Capital, audit fees and expenses, and extraordinary costs. Janus Capital has agreed to waive a portion of the administration fee, and accordingly the effective rate for calculating the administration fee payable by the Shares will be .30%. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory agreements.

               Janus Capital may use all or a portion of its administration fee to compensate Financial Institutions for providing administrative services to their customers who invest in the Shares. The types of services that the Financial Institutions would provide include serving as the sole shareholder of record, shareholder recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding shareholder reports and other materials, and providing other similar services that the Funds would have to perform if they were dealing directly with the beneficial owners, rather than the Financial Institutions, as shareholders of record.

               The following table summarizes the advisory fees paid by the Funds for the fiscal years ended October 31:


                                 1998                      1997                      1996
                        -----------------------   -----------------------   -----------------------
                         Advisory     Advisory     Advisory     Advisory     Advisory     Advisory
                        Fees Prior   Fees After   Fees Prior   Fees After   Fees Prior   Fees After
      Fund Name         to Waiver      Waiver     to Waiver      Waiver     to Waiver      Waiver
---------------------------------------------------------------------------------------------------
Janus Money Market
  Fund                  $9,548,370   $4,774,185   $6,858,596   $3,429,298   $3,101,530   $1,550,765
Janus Government Money
  Market Fund             $944,654     $472,327     $362,308     $181,154     $330,914     $165,457
Janus Tax-Exempt Money
  Market Fund             $226,264     $113,132     $158,812      $79,406     $140,898      $70,449


(1) February 15, 1995 (inception of Funds) to October 31, 1995.

               The following table summarizes the administration fees paid by the Shares for the fiscal year ended October 31:


                                                              1998                     1997(1)
                                                     -----------------------   -----------------------
                                                       Admin-       Admin-       Admin-       Admin-
                                                     istration    istration    istration    istration
                                                     Fees Prior   Fees After   Fees Prior   Fees After
                     Fund Name                       to Waiver      Waiver     to Waiver      Waiver
------------------------------------------------------------------------------------------------------
Janus Money Market Fund - Service Shares              $117,287     $87,965       $3,432       $2,574
Janus Government Money Market Fund - Service Shares      $2,554     $1,915        $4,565        $3,424
Janus Tax-Exempt Money Market Fund - Service Shares    $12,859       $9,644          $35           $28


(1) November 22, 1996 (inception of Shares) to October 31, 1997.

               Advisory fees are paid on the Fund level while administration fees are paid on the class level.

               The Advisory Agreements for each Fund were reexecuted on July 1, 1997 (without amendment other than effective dates) and will continue in effect until July 1, 1999, and thereafter from year to year so long as such continuance is approved annually by a majority of the Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the Funds' outstanding voting shares or the Trustees. Each Advisory Agreement (i) may be terminated without the payment of any penalty by any Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval of a majority of the Trustees of the affected Fund, including the Trustees who are not interested persons of that Fund or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.

               Janus Capital also acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

               Kansas City Southern Industries, Inc. ("KCSI") owns approximately 82% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

               KCSI has announced its intention to separate its transportation and financial services businesses. KCSI is currently studying alternatives for completion of the separation that meet its business objectives without risking adverse tax consequences. KCSI expects completion of the separation to be contemplated in 1999.

               Each account managed by Janus Capital has its own investment objective and is managed in accordance with that objective by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

               Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts except under the limited exceptions contained in Janus Capital's policy regarding personal investing by directors, officers and employees of Janus Capital and the Funds. The policy requires investment personnel and officers of Janus Capital, inside directors of Janus Capital and the Funds and other designated persons deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Funds.

               In addition to the pre-clearance requirement described above, the policy subjects investment personnel, officers and directors/

               Trustees of Janus Capital and the Funds to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with Janus Capital's policy. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

               The provisions of the policy are administered by and subject to exceptions authorized by Janus Capital.

Custodian, transfer agent and
           certain affiliations

               UMB Bank, N.A. ("UMB"), P.O. Box 419226, Kansas City, Missouri 64141-6226, is the Funds' current custodian. However, it is expected that Citibank, N.A., 111 Wall Street 24th Floor, Zone 5, New York, NY 10043, will replace UMB as custodian for the Funds in the first quarter of 1999. The custodian holds the Funds' assets in safekeeping and collects and remits the income thereon, subject to the instructions of each Fund.

               Janus Service Corporation, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Service provides certain other administrative, recordkeeping and shareholder relations services to the Funds. The Funds do not pay Janus Service a fee.

               Janus Distributors, Inc., 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Funds' shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital.

               Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Funds or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital.

Portfolio transactions and brokerage

               Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital, whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions.

               In selecting brokers and dealers and in negotiating commissions, Janus Capital considers a number of factors, including but not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; and research products or services provided. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. These research and other services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities and access to third party publications, computer and electronic equipment and software. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts.

               For the fiscal year ended October 31, 1998, the Funds paid no brokerage commissions to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds.

               For the fiscal years ended October 31, 1998, October 31, 1997 and October 31, 1996, the total brokerage commissions paid by the Funds are summarized below:


                 Fund Name                     1998       1997        1996
---------------------------------------------------------------------------
Janus Money Market Fund                        $0          $0        $4,851
Janus Government Money Market Fund             $0          $0          $0
Janus Tax-Exempt Money Market Fund             $0          $0          $0


               The Funds generally buy and sell securities in principal transactions, in which no commissions are paid. However, the Funds may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the respective Fund will be no less favorable than that of contemporaneously available principal transactions.

               Janus Capital may use research products and services in servicing other accounts in addition to the Funds. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

               Janus Capital may consider sales of Shares by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Shares as a factor in the selection of broker-dealers to execute Fund portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund (i) to the Fund or (ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

               When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

               As of October 31, 1998, certain Funds owned securities of their regular broker-dealers (or parents), as shown below:


                                    Name of                  Value of
       Fund Name                 Broker-Dealer           Securities Owned
-------------------------------------------------------------------------
Janus Money Market Fund  Banker's Trust Securities
                           Corp.                           $262,495,236
                         Merrill Lynch, Pierce, Fenner
                         & Smith, Inc.                     $139,999,803
                         Lehman Brothers, Inc              $300,000,000
                         Goldman Sachs Group L.P.          $300,000,000
                         Deutsche Morgan Grenfell, Inc.    $150,000,000
                         Bear Stearns Co., Inc.             $99,015,375
                         ABN AMRO Securities, Inc.         $586,000,000
                         BT Alex Brown, Inc.                $50,000,000
                         Salomon Smith Barney, Inc.        $675,000,000
                         HSBC America, Inc.                 $73,435,489
                         CIT Group, Inc.                   $149,881,540
                         Barclay Capital, Inc.             $250,000,000
Janus Government Money
  Market Fund            ABN AMRO Securities, Inc.          $93,200,000
                         CS First Boston, Inc.             $250,000,000
                         JP Morgan Securities, Inc.         $25,100,000
                         Salomon Smith Barney, Inc.        $125,000,000

Trustees and officers

               The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Thomas H. Bailey, Age 61 - Trustee, Chairman and President*#
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Trustee, Chairman and President of Janus Aspen Series. Chairman, Chief Executive Officer, Director and President of Janus Capital. Director of Janus Distributors, Inc.

James P. Craig, III, Age 42 - Trustee*#
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Trustee and Executive Vice President of Janus Aspen Series. Chief Investment Officer, Vice Chairman and Director of Janus Capital. Executive Vice President and Portfolio Manager of Janus Fund. Executive Vice President and Co-Manager of Janus Venture Fund.

Gary O. Loo, Age 58 - Trustee#
102 N. Cascade Avenue, Suite 500
Colorado Springs, CO 80903
--------------------------------------------------------------------------------
               Trustee of Janus Aspen Series. President and Director of High Valley Group, Inc., Colorado Springs, CO (investments).

--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.
#Member of the Trust's Executive Committee.

Dennis B. Mullen, Age 55 - Trustee
7500 E. McCormick Parkway, #24
Scottsdale, AZ 85258
--------------------------------------------------------------------------------
               Trustee of Janus Aspen Series. Private Investor. Formerly (1997-
               1998), Chief Financial Officer-Boston Market Concepts, Boston Chicken, Inc., Golden, CO (restaurant chain); (1993-1997), President and Chief Executive Officer of BC Northwest, L.P., a franchise of Boston Chicken, Inc., Bellevue, WA (restaurant chain).

James T. Rothe, Age 55 - Trustee
102 South Tejon Street, Suite 1100
Colorado Springs, CO 80903
--------------------------------------------------------------------------------
               Trustee of Janus Aspen Series. Professor of Business, University of Colorado, Colorado Springs, CO. Principal, Phillips-Smith Retail Group, Colorado Springs, CO (a venture capital firm). Formerly (1986-1994), Dean of the College of Business, University of Colorado, Colorado Springs, CO.

William D. Stewart, Age 54 - Trustee#
5330 Sterling Drive
Boulder, CO 80302
--------------------------------------------------------------------------------
               Trustee of Janus Aspen Series. President of HPS Division of MKS Instruments, Boulder, CO (manufacturer of vacuum fittings and valves).

Martin H. Waldinger, Age 60 - Trustee
4940 Sandshore Court
San Diego, CA 92130
--------------------------------------------------------------------------------
               Trustee of Janus Aspen Series. Private Consultant. Formerly (1993
               - 1996), Director of Run Technologies, Inc., a software development firm, San Carlos, CA.

--------------------------------------------------------------------------------
#Member of the Trust's Executive Committee.

Sharon S. Pichler, Age 49 - Executive Vice President*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------

               Executive Vice President of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund. Portfolio Manager of Janus Money Market Fund and Janus Tax-Exempt Money Market Fund. Formerly, Portfolio Manager of Janus Government Money Market Fund (February 1995-February 1999). Vice President of Janus Capital. Formerly, Assistant Vice President and Portfolio Manager at USAA Investment Management Co. (1990-1994).


Thomas A. Early, Age 44 - Vice President and General Counsel*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Vice President and General Counsel of Janus Aspen Series. Vice President, General Counsel and Secretary of Janus Capital. Vice President and General Counsel of Janus Service Corporation, Janus Distributors, Inc. and Janus Capital International, Ltd. Director of Janus World Funds Plc. Formerly (1997-1998), Executive Vice President and General Counsel of Prudential Investments Fund Management LLC, Newark, NJ. Formerly (1994-1997), Vice President and General Counsel of Prudential Retirement Services, Newark, NJ. Formerly (1988-1994), Associate General Counsel and Chief Financial Services Counsel, Frank Russell Company, Tacoma, WA.

--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.

Steven R. Goodbarn, Age 41 - Vice President and Chief Financial Officer*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Vice President and Chief Financial Officer of Janus Aspen Series. Vice President of Finance, Treasurer and Chief Financial Officer of Janus Capital, Janus Service Corporation and Janus Distributors, Inc. Director of Janus Service Corporation, Janus Distributors, Inc. and Janus World Funds Plc. Director, Treasurer and Vice President of Finance of Janus Capital International Ltd. Formerly (May 1992-January 1996), Treasurer of Janus Investment Fund and Janus Aspen Series.

Kelley Abbott Howes, Age 33 - Assistant Vice President and Secretary*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Assistant Vice President and Secretary of Janus Aspen Series. Director and President of Janus Distributors, Inc. Assistant Vice President and Associate Counsel of Janus Capital. Formerly (1990-
               1994), with The Boston Company Advisors, Inc., Boston, MA (mutual fund administration services).

Glenn P. O'Flaherty, Age 40 - Treasurer and Chief Accounting Officer*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
               Treasurer and Chief Accounting Officer of Janus Aspen Series. Vice President of Janus Capital. Formerly, (1991-1997) Director of Fund Accounting, Janus Capital.

--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.

               The Trustees are responsible for major decisions relating to each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions.

               The Trust's Executive Committee shall have and may exercise all the powers and authority of the Trustees except for matters requiring action by all Trustees pursuant to the Trust's Bylaws or Declaration of Trust, Massachusetts Law or the 1940 Act.

               The Money Market Funds Committee, consisting of Messrs. Loo, Mullen and Rothe, monitors the compliance with policies and procedures adopted particularly for money market funds.

               The following table shows the aggregate compensation earned by and paid to each Trustee by the Funds described in this SAI and all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds") for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds.


                                     Aggregate Compensation      Total Compensation
                                       from the Funds for     from the Janus Funds for
                                       fiscal year ended        calendar year ended
     Name of Person, Position           October 31, 1998        December 31, 1998**
---------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and
  Trustee*                                     $0                        $0
James P. Craig, Trustee*                       $0                        $0
William D. Stewart, Trustee                 $ 5,754                   $82,000
Gary O. Loo, Trustee                        $13,896                   $74,000
Dennis B. Mullen, Trustee                   $12,531                   $82,000
Martin H. Waldinger, Trustee                $ 5,517                   $74,000
James T. Rothe, Trustee                     $11,913                   $82,000


 *An interested person of the Funds and of Janus Capital. Compensated by Janus
  Capital and not the Funds.
**As of December 31, 1998, Janus Funds consisted of two registered investment companies comprised of a total of 32 funds.

Purchase of shares


               Shares are sold at the net asset value per share as determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE" or the "Exchange") next occurring after a purchase order is received and accepted by a Fund (except net asset value is determined at 5:00 p.m. (New York time) for Janus Government Money Market Fund). A Fund's net asset value is calculated each day that both the NYSE and the Federal Reserve Banks are open ("bank business day"). As stated in the Prospectus, the Funds each seek to maintain a stable net asset value per share of $1.00. The Shareholder's Guide Section of the Prospectus contains detailed information about the purchase of Shares.


Redemptions of shares

               Redemptions, like purchases, may only be effected through the trust accounts, cash management programs and similar programs of participating banks and financial institutions. Shares normally will be redeemed for cash, although each Fund retains the right to redeem its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder generally will incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust" and such valuation will be made as of the same time the redemption price is determined.

               The right to require the Funds to redeem its shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Shareholder accounts

               Detailed information about the general procedures for shareholder accounts is set forth in the Prospectus. Applications to open accounts may be obtained by calling or writing your Financial Institution.

Dividends and tax status


               Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in a Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day will receive that day's dividend if the purchase request is received from a Financial Institution at or prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares will begin to accrue dividends on the first bank business day following receipt of the order. Requests for redemption of Shares will be redeemed at the next determined net asset value. Redemption requests made by wire that are received from a Financial Institution prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received. Closing times for purchase and redemption of Shares may be changed for days in which the bond market or the NYSE close early.

               Distributions for all of the Funds (except Janus Tax-Exempt Money Market Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received via wire transfer or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year. As described in detail in the Prospectus, Janus Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax, although dividends attributable to interest on taxable investments, together with distributions from any net realized short- or long-term capital gains, are taxable.

               The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code. Accordingly, a Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. government securities).

               Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a Fund.

Principal shareholders


               As of January 20, 1999, the officers and Trustees as a group owned less than 1% of the outstanding Shares



               As of January 20, 1999, the following shareholders owned more than 5% of the Shares of the Janus Money Market Fund:


                                                                    Percentage
           Shareholders                        Address              Ownership
-------------------------------------------------------------------------------
UMB Bank                            P.O. Box 419232
                                    Kansas City, MO 64141-6232      10.50%
Norwest Investment Services, Inc.   608 2nd Avenue, South
                                    Minneapolis, MN 55402-1916      89.46%



               As of January 20, 1999, the following shareholder owned more than 5% of the Shares of Janus Government Money Market Fund:


                                                                Percentage
           Shareholder                         Address          Ownership
-------------------------------------------------------------------------------
EGAP & Co. Chittenden Trust Co.     P.O. Box 820
                                    Burlington, VT 05402-0820   98.71%



               As of January 20, 1999, the following shareholder owned more than 5% of the Shares of Janus Tax-Exempt Money Market Fund:


                                                                 Percentage
           Shareholder                         Address           Ownership
--------------------------------------------------------------------------------
Norwest Investment Services, Inc.   608 2nd Avenue, South
                                    Minneapolis, MN 55402-1916   99.18%

Miscellaneous information

               Each Fund is a series of the Trust, a Massachusetts Business Trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust offers 21 separate series, three of which currently offer three classes of Shares.

               Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

               Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Agreement and Declaration of Trust (the "Declaration of Trust") disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

SHARES OF THE TRUST

               The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. All shares of a Fund participate equally in dividends and other distributions by such Fund, and in residual assets of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights.

               The Trust is authorized to issue multiple classes of shares for each

               Fund. Currently, Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund each offer three classes of shares by separate prospectuses. The Shares discussed in this SAI are offered only through Financial Institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs provided to their customers. A second class of shares, Institutional Shares, is offered to individual, institutional and corporate clients and foundations and trusts meeting certain minimum investment criteria. A third class of shares, Investor Shares, is offered to the general public.

SHAREHOLDER MEETINGS

               The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Fund only if a matter affects or requires the vote of only that Fund or that Fund's interest in the matter differs from the interest of other portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own.

VOTING RIGHTS

               The present Trustees were elected at a meeting of the Trust's shareholders held on July 10, 1992, with the exception of Mr. Craig and Mr. Rothe who were appointed by the Trustees as of June 30, 1995 and January 1, 1997, respectively. Under the Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Declaration of Trust, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Trust's Bylaws or the Trustees.

               As mentioned above in "Shareholder Meetings," each share of each series of the Trust has one vote (and fractional votes for fractional shares). Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP, 950 Seventeenth Street, Suite 2500, Denver, Colorado 80202, independent accountants for the Funds, audit the Funds' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

               The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

Financial statements


               The following audited financial statements of the Funds for the period ended October 31, 1998 are hereby incorporated by reference to the Funds' Annual Report dated October 31, 1998.


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

               Schedules of Investments as of October 31, 1998

               Statements of Operations for the period ended October 31, 1998

               Statements of Assets and Liabilities as of October 31, 1998

               Statements of Changes in Net Assets for the periods ended October 31, 1998 and October 31, 1997

               Financial Highlights for each of the periods indicated

               Notes to Financial Statements

               Report of Independent Accountants

               The portions of such Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

Appendix A

DESCRIPTION OF SECURITIES RATINGS

MOODY'S AND STANDARD & POOR'S

               MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS. The two highest ratings of Standard & Poor's Ratings Services for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

               The two highest ratings of Moody's Investors Service, Inc. for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

               SHORT TERM MUNICIPAL LOANS. S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

               Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

               OTHER SHORT-TERM DEBT SECURITIES. Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH

                BOND RATING                  EXPLANATION
                ----------------------------------------------------------------
                F-1+........................ Exceptionally strong credit
                                             quality. Issues assigned this
                                             rating are regarded as having the
                                             strongest degree of assurance for
                                             timely payment.
                F-1......................... Very strong credit quality. Issues assigned this rating reflect an
                                             assurance for timely payment only
                                             slightly less in degree than issues
                                             rated F-1+.
                F-2......................... Good credit quality. Issues
                                             assigned this rating have a
                                             satisfactory degree of assurance
                                             for timely payments, but the margin
                                             of safety is not as great as the F-
                                             1+ and F-1 ratings.

DUFF & PHELPS INC.

                BOND RATING                  EXPLANATION
                ----------------------------------------------------------------
                Duff 1+..................... Highest certainty of timely
                                             payment. Short-term liquidity,
                                             including internal operating
                                             factors and/or ready access to
                                             alternative sources of funds, is
                                             clearly outstanding, and safety is
                                             just below risk-free U.S. Treasury
                                             short-term obligations.
                Duff 1...................... Very high certainty of timely payment. Liquidity factors are
                                             excellent and supported by good
                                             fundamental protection factors.
                                             Risk factors are minor.
                Duff 1...................... High certainty of timely payment.
                                             Liquidity factors are strong and
                                             supported by good fundamental
                                             protection factors. Risk factors
                                             are very small.
                Duff 2...................... Good certainty of timely payment.
                                             Liquidity factors and company
                                             fundamentals are sound. Although
                                             ongoing funding needs may enlarge
                                             total financing requirements,
                                             access to capital markets is good.
                                             Risk factors are small.

THOMSON BANKWATCH, INC.

                BOND RATING                  EXPLANATION
                ----------------------------------------------------------------
                TBW-1....................... The highest category; indicates a very high degree of likelihood that
                                             principal and interest will be paid
                                             on a timely basis.
                TBW-2....................... The second highest category; while the degree of safety regarding
                                             timely repayment of principal and
                                             interest is strong, the relative
                                             degree of safety is not as high as
                                             for issues rated TBW-1.
                TBW-3....................... The lowest investment grade
                                             category; indicates that while more
                                             susceptible to adverse developments
                                             (both internal and external) than
                                             obligations with higher ratings,
                                             capacity to service principal and
                                             interest in a timely fashion is
                                             considered adequate.
                TBW-4....................... The lowest rating category; this rating is regarded as
                                             non-investment grade and therefore
                                             speculative.

IBCA, INC.

                BOND RATING                  EXPLANATION
                ----------------------------------------------------------------
                A1+......................... Obligations supported by the
                                             highest capacity for timely
                                             repayment. Where issues possess a
                                             particularly strong credit feature,
                                             a rating of A1+ is assigned.
                A2.......................... Obligations supported by a good capacity for timely repayment.
                A3.......................... Obligations supported by a
                                             satisfactory capacity for timely
                                             repayment.
                B........................... Obligations for which there is an uncertainty as to the capacity to
                                             ensure timely repayment.
                C........................... Obligations for which there is a high risk of default or which are
                                             currently in default.

Appendix B

DESCRIPTION OF MUNICIPAL SECURITIES

               MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

               1. PROJECT NOTES, which carry a U.S. government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

               2. TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

               3. REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

               4. BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

               5. CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association ("Fannie Mae") or the Government National Mortgage Association ("Ginnie Mae").

               6. TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

               MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

               1. GENERAL OBLIGATION BONDS are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

               2. REVENUE BONDS in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

               In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

               3. PRIVATE ACTIVITY BONDS are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

               While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

               Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

               OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus.

               Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

       [JANUS LOGO]

                1-800-29JANUS

                P.O. Box 173375
                Denver, Colorado 80217-3375
                janus.com

  3175

                           JANUS INVESTMENT FUND
                           PART C - OTHER INFORMATION

ITEM 23. Exhibits

         Exhibit 1     (a) Agreement and Declaration of Trust dated February
                           11, 1986, is incorporated herein by reference to
                           Exhibit 1(a) to Post-Effective Amendment No. 79.

                       (b) Certificate of Designation for Janus Growth and
                           Income Fund is incorporated herein by reference to
                           Exhibit 1(b) to Post-Effective Amendment No. 79.

                       (c) Certificate of Designation for Janus Worldwide Fund
                           is incorporated herein by reference to Exhibit 1(c) to Post-Effective Amendment No. 79.

                       (d) Certificate of Designation for Janus Twenty Fund is
                           incorporate herein by reference to Exhibit 1(d) to Post-Effective Amendment No. 80.

                       (e) Certificate of Designation for Janus Flexible Income
                           Fund is incorporated herein by reference to Exhibit 1(e) to Post-Effective Amendment No. 80.

                       (f) Certificate of Designation for Janus Intermediate
                           Government Securities Fund filed as Exhibit 1(f) to Post-Effective Amendment No. 46 has been withdrawn.

                       (g) Certificate of Designation for Janus Venture Fund is
                           incorporated herein by reference to Exhibit 1(g) to Post-Effective Amendment No. 80.

                       (h) Certificate of Designation for Janus Enterprise Fund
                           is incorporated herein by reference to Exhibit 1(h) to Post-Effective Amendment No. 80.

                       (i) Certificate of Designation for Janus Balanced Fund is
                           incorporated herein by reference to Exhibit 1(i) to Post-Effective Amendment No. 80.

                       (j) Certificate of Designation for Janus Short-Term Bond
                           Fund is incorporated herein by reference to Exhibit 1(j) to Post-Effective Amendment No. 80.

                       (k) Certificate of Designation for Janus Federal Tax-
                           Exempt Fund is incorporated herein by reference to
                           Exhibit 1(k) to Post-Effective Amendment No. 81.

                       (l) Certificate of Designation for Janus Mercury Fund is
                           incorporated herein by reference to Exhibit 1(l) to Post-Effective Amendment No. 81.

                       (m) Certificate of Designation for Janus Overseas Fund is
                           incorporated herein by reference to Exhibit 1(m) to Post-Effective Amendment No. 81.

                       (n) Form of Amendment to the Registrant's Agreement and
                           Declaration of Trust is incorporated herein by reference to Exhibit 1(n) to Post-Effective Amendment No. 81.

                       (o) Form of Certificate of Designation for Janus Money
                           Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 1(o) to Post-Effective Amendment No. 81.

                       (p) Form of Certificate of Designation for Janus High-
                           Yield Fund and Janus Olympus Fund is incorporated herein by reference to Exhibit 1(p) to Post-Effective Amendment No. 68.

                       (q) Certificate of Designation for Janus Equity Income
                           Fund is incorporated herein by reference to Exhibit 1(q) to Post-Effective Amendment No. 72.

                       (r) Form of Certificate of Establishment and Designation
                           for Janus Special Situations Fund is incorporated herein by reference to Exhibit 1(r) to Post-Effective Amendment No. 75.

                       (s) Form of Amendment to Registrant's Agreement and
                           Declaration of Trust is incorporated herein by reference to Exhibit 1(s) to Post-Effective Amendment No. 75.

                       (t) Certificate of Establishment and Designation for
                           Janus Global Life Sciences Fund filed as Exhibit 1(t) to Post-Effective Amendment No. 82 has been withdrawn.

                       (u) Certificate of Establishment and Designation for
                           Janus Global Life Sciences Fund is incorporated herein by reference to Exhibit 1(u) to Post-Effective Amendment No. 85.

                       (v) Form of Certificate of Establishment and Designation
                           for Janus Global Technology Fund is incorporated herein by referenced to Exhibit 1(v) to Post-Effective Amendment No. 85.

         Exhibit 2     (a) Restated Bylaws are incorporated herein by reference
                           to Exhibit 2(a) to Post-Effective Amendment No. 71.

                       (b) First Amendment to the Bylaws is incorporated herein
                           by reference to Exhibit 2(b) to Post-Effective Amendment No. 71.

         Exhibit 3     (a) Specimen Stock Certificate for Janus Fund1 is
                           incorporated herein by reference to Exhibit 4(b) to Post-Effective Amendment No. 79.

                       (b) Specimen Stock Certificate for Janus Growth and
                           Income Fund is incorporated herein by reference to
                           Exhibit 4(b) to Post-Effective Amendment No. 79.

                       (c) Specimen Stock Certificate for Janus Worldwide Fund
                           is incorporated herein by reference to Exhibit 4(c) to Post-Effective Amendment No. 79.

                       (d) Specimen Stock Certificate for Janus Twenty Fund(1)
                           is incorporated herein by reference to Exhibit 4(d) to Post-Effective Amendment No. 80.

                       (e) Specimen Stock Certificate for Janus Flexible Income
                           Fund(1) is incorporated herein by reference to
                           Exhibit 4(e) to Post-Effective Amendment No. 80.

                       (f) Specimen Stock Certificate for Janus Intermediate
                           Government Securities Fund(1) filed as Exhibit 4(f) to Post-Effective Amendment No. 46 has been withdrawn.

                       (g) Specimen Stock Certificate for Janus Venture Fund(1)
                           is

-------------------
(1) Outstanding certificates representing shares of predecessor entity to this series of the Trust are deemed to represent shares of this series.

                           incorporated herein by reference to Exhibit 4(g) to Post-Effective Amendment No. 80.

                       (h) Specimen Stock Certificate for Janus Enterprise Fund
                           is incorporated herein by reference to Exhibit 4(h) to Post-Effective Amendment No. 80.

                       (i) Specimen Stock Certificate for Janus Balanced Fund
                           is incorporated herein by reference to Exhibit 4(i) to Post-Effective Amendment No. 80.

                       (j) Specimen Stock Certificate for Janus Short-Term Bond
                           Fund is incorporated herein by reference to Exhibit 4(j) to Post-Effective Amendment No. 80.

                       (k) Specimen Stock Certificate for Janus Federal Tax-
                           Exempt Fund is incorporated herein by reference to
                           Exhibit 4(k) to Post-Effective Amendment No. 81.

                       (l) Specimen Stock Certificate for Janus Mercury Fund is
                           incorporated herein by reference to Exhibit 4(l) to Post-Effective Amendment No. 81.

                       (m) Specimen Stock Certificate for Janus Overseas Fund
                           is incorporated herein by reference to Exhibit 4(m) to Post-Effective Amendment No. 81.

                       (n) Revised Specimen Stock Certificates for Janus High-
                           Yield Fund and Janus Olympus Fund are incorporated herein by reference to Exhibit 4(n) to Post-Effective Amendment No. 79.

                       (o) Revised Specimen Stock Certificate for Janus Equity
                           Income Fund is incorporated herein by reference to
                           Exhibit 4(o) to Post-Effective Amendment No. 79.

                       (p) Revised Specimen Stock Certificate for Janus Special
                           Situations Fund is incorporated herein by reference to Exhibit 4(p) to Post-Effective Amendment No. 79.

                       (q) Specimen Stock Certificate for Janus Global Life
                           Sciences Fund filed as Exhibit 4(q) to Post-
                           Effective Amendment No. 82 has been withdrawn.

                       (r) Form of Specimen Stock Certificate for Janus Global
                           Life

                           Sciences Fund is incorporated herein by
                           reference to Exhibit 3(r) to Post-Effective
                           Amendment No. 85.

                       (s) Form of Specimen Stock Certificate for Janus Global
                           Technology Fund is incorporated herein by reference to Exhibit 3(s) to Post-Effective Amendment No. 85.

         Exhibit 4     (a) Investment Advisory Agreement for Janus Fund dated
                           July 1, 1997, is incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 83.

                       (b) Investment Advisory Agreements for Janus Growth and
                           Income Fund and Janus Worldwide Fund dated July 1, 1997, are incorporated herein by reference to
                           Exhibit 5(b) to Post-Effective Amendment No. 83.

                       (c) Investment Advisory Agreements for Janus Twenty Fund
                           and Janus Venture Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 83.

                       (d) Investment Advisory Agreement for Janus Flexible
                           Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(d) to Post-Effective Amendment No. 83.

                       (e) Investment Advisory Agreements for Janus Enterprise
                           Fund, Janus Balanced Fund, and Janus Short-Term Bond Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(e) to Post-Effective Amendment No. 83.

                       (f) Investment Advisory Agreements for Janus Federal
                           Tax-Exempt Fund and Janus Mercury Fund dated July 1, 1997, are incorporated herein by reference to
                           Exhibit 5(f) to Post-Effective Amendment No. 83.

                       (g) Investment Advisory Agreement for Janus Overseas
                           Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(g) to Post-Effective Amendment No. 83.

                       (h) Investment Advisory Agreements for Janus Money
                           Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund dated July 1, 1997, are incorporated herein by reference to
                           Exhibit 5(h) to Post-

                           Effective Amendment No. 83.

                       (i) Investment Advisory Agreement for Janus High-Yield
                           Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(i) to Post-Effective Amendment No. 83.

                       (j) Investment Advisory Agreement for Janus Olympus Fund
                           dated July 1, 1997, is incorporated herein by reference to Exhibit 5(j) to Post-Effective Amendment No. 83.

                       (k) Investment Advisory Agreement for Janus Equity
                           Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(k) to Post-Effective Amendment No. 83.

                       (l) Investment Advisory Agreement for Janus Special
                           Situations Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(l) to Post-Effective Amendment No. 83.

                       (m) Investment Advisory Agreement for Janus Global Life
                           Sciences Fund filed as Exhibit 5(m) to Post-
                           Effective Amendment No. 82 has been withdrawn.

                       (n) Form of Investment Advisory Agreement for Janus
                           Global Life Sciences Fund is incorporated herein by reference to Exhibit 4(n) to Post-Effective Amendment No. 85.

                       (o) Form of Investment Advisory Agreement for Janus
                           Global Technology Fund is incorporated herein by reference to Exhibit 4(o) to Post-Effective Amendment No. 85.

      Exhibit 5 Distribution Agreement between Janus Investment Fund incorporated herein by reference to Exhibit 6 to Post-Effective Amendment No. 83.

      Exhibit 6            Not Applicable.

      Exhibit 7        (a) Custodian Contract between Janus Investment Fund and
                           State Street Bank and Trust Company is incorporated herein by reference to Exhibit 8(a) to Post-Effective Amendment No. 79.

                       (b) Amendment dated April 25, 1990, of State Street
                           Custodian Contract is incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 79.

                       (c) Letter Agreement dated February 1, 1991, regarding
                           State Street Custodian Contract is incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 79.

                       (d) Custodian Contract between Janus Investment Fund and Investors Fiduciary Trust Company filed as Exhibit 8(d) to Post-Effective Amendment No. 79 has been withdrawn.

                       (e) Letter Agreement dated October 9, 1992, regarding
                           State Street Custodian Agreement is incorporated herein by reference to Exhibit 8(e) to Post-Effective Amendment No. 81.

                       (f) Letter Agreement dated April 28, 1993, regarding
                           State Street Custodian Agreement is incorporated herein by reference to Exhibit 8(f) to Post-Effective Amendment No. 81.

                       (g) Letter Agreement dated April 4, 1994, regarding
                           State Street Custodian Agreement is incorporated herein by reference to Exhibit 8(g) to Post-Effective Amendment No. 81.

                       (h) Form of Custody Agreement between Janus Investment
                           Fund, on behalf of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund, and United Missouri Bank, N.A. is incorporated herein by reference to Exhibit 8(h) to Post-Effective Amendment No. 81.

                       (i) Letter Agreement dated December 12, 1995, regarding
                           State Street Custodian Contract is incorporated herein by reference to Exhibit 8(i) to Post-Effective Amendment No. 72.

                       (j) Amendment dated October 11, 1995, of State Street
                           Custodian Contract is incorporated herein by reference to Exhibit 8(j) to Post-Effective Amendment No. 71.

                       (k) Form of Amendment dated September 10, 1996, of State

                           Street Custodian Contract is incorporated herein by reference to Exhibit 8(k) to Post-Effective Amendment No. 75.

                       (l) Letter Agreement dated September 10, 1996, regarding
                           State Street Custodian Contract is incorporated herein by reference to Exhibit 8(l) to Post-Effective Amendment No. 75.

                       (m) Form of Subcustodian Contract between United
                           Missouri Bank, N.A., and State Street Bank and Trust Company is incorporated herein by reference to
                           Exhibit 8(m) to Post-Effective Amendment No. 75.

                       (n) Form of Letter Agreement dated September 9, 1997,
                           regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(n) to Post-Effective Amendment No. 82.

                       (o) Form of Letter Agreement dated September 14, 1998,
                           regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 7(o) to Post-Effective Amendment No. 85.

      Exhibit 8        (a) Transfer Agency Agreement with Investors Fiduciary
                           Trust Company filed as Exhibit 9(a) to Post-
                           Effective Amendment No. 79 has been withdrawn.

                       (b) Subagency Agreement between Janus Service
                           Corporation and Investors Fiduciary Trust Company filed as Exhibit 9(b) to Post-Effective Amendment No. 79 has been withdrawn.

                       (c) Form of Administration Agreement with Janus Capital
                           Corporation for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 9(c) to Post-Effective Amendment No. 81.

                       (d) Transfer Agency Agreement dated December 9, 1994,
                           with Janus Service Corporation for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund filed as Exhibit 9(d) to Post-Effective Amendment No. 64 has been withdrawn.

                       (e) Transfer Agency Agreement dated September 27, 1995,
                           with Janus Service Corporation for Janus Money Market Fund, Janus Government Money Market Fund, Janus Tax-Exempt Money Market Fund, Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to Exhibit 9(e) to Post-Effective Amendment No. 70.

                       (f) Letter Agreement dated December 21, 1995, regarding
                           Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 9(f) to Post-Effective Amendment No. 72.

                       (g) Letter Agreement dated May 21, 1996, regarding Janus
                           Service Corporation Transfer Agency Agreement is incorporated by reference to Exhibit 9(g) to Post-Effective Amendment No. 73.

                       (h) Form of Amended Administration Agreement with Janus
                           Capital Corporation for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated by reference to Exhibit 9(h) to Post-Effective Amendment No. 77.

                       (i) Letter Agreement dated September 10, 1996, regarding
                           Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 9(i) to Post-Effective Amendment No. 76.

                       (j) Letter Agreement dated September 9,1997, regarding
                           Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 9(j) to Post-Effective Amendment No. 82.

                       (k) Form of Letter Agreement dated September 14, 1998,
                           regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to
                           Exhibit 8(k) to Post-Effective Amendment No. 85.

      Exhibit 9        (a) Opinion and Consent of Messrs. Davis, Graham &
                           Stubbs with respect to shares of Janus Fund is incorporated herein by reference to Exhibit 10 (a) to Post-Effective Amendment No. 79.

                       (b) Opinion and Consent of Fund Counsel with respect to
                           shares of Janus Growth and Income Fund and Janus

                           Worldwide Fund is incorporated herein by reference to Exhibit 10(b) to Post-Effective Amendment No. 79.

                       (c) Opinion and Consent of Fund Counsel with respect to
                           shares of Janus Enterprise Fund, Janus Balanced Fund and Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 10(c) to Post-Effective Amendment No. 80.

                       (d) Opinion and Consent of Messrs. Sullivan and
                           Worcester with respect to shares of Janus Twenty Fund is incorporated herein by reference to Exhibit 10(d) to Post-Effective Amendment No. 81.

                       (e) Opinion and Consent of Messrs. Sullivan and
                           Worcester with respect to shares of Janus Venture Fund is incorporated herein by reference to Exhibit 10(e) to Post-Effective Amendment No. 81.

                       (f) Opinion and Consent of Messrs. Sullivan and
                           Worcester with respect to shares of Janus Flexible Income Fund is incorporated herein by reference to
                           Exhibit 10(f) to Post-Effective Amendment No. 81.

                       (g) Opinion and Consent of Messrs. Sullivan and
                           Worcester with respect to shares of Janus
                           Intermediate Government Securities Fund filed as
                           Exhibit 10(g) to Post-Effective Amendment No. 46 has been withdrawn.

                       (h) Opinion and Consent of Fund Counsel with respect to
                           shares of Janus Federal Tax-Exempt Fund and Janus Mercury Fund is incorporated herein by reference to
                           Exhibit 10(h) to Post-Effective Amendment No. 81.

                       (i) Opinion and Consent of Fund Counsel with respect to
                           shares of Janus Overseas Fund is incorporated herein by reference to Exhibit 10(i) to Post-Effective Amendment No. 81.

                       (j) Opinion and Consent of Fund Counsel with respect to
                           shares of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 10(j) to Post-Effective Amendment No. 81.

                       (k) Opinion and Consent of Fund Counsel with respect to
                           Institutional Shares of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein b reference to Exhibit 10(k) to Post-Effective Amendment No. 81.

                       (l) Opinion and Consent of Fund Counsel with respect to
                           shares of Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to Exhibit 10(l) to Post-Effective Amendment No. 68.

                       (m) Opinion and Consent of Fund Counsel with respect to
                           shares of Janus Equity Income Fund is incorporated herein by reference to Exhibit 10(m) to Post-Effective Amendment No. 72.

                       (n) Opinion and Consent of Fund Counsel with respect to
                           shares of Janus Special Situations Fund is incorporated herein by reference to Exhibit 10(n) to Post-Effective Amendment No. 75.

                       (o) Opinion and Consent of Fund Counsel with respect to
                           shares of Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 10(o) to Post-Effective Amendment No. 76.

                       (p) Opinion and Consent of Fund Counsel with respect to
                           shares of Janus Global Life Sciences Fund filed as
                           Exhibit 10(p) to Post-Effective Amendment No. 82 has been withdrawn.

                       (q) Opinion and Consent of Fund Counsel with respect to
                           shares of Janus Global Life Sciences Fund and Janus Global Technology Fund is incorporated herein by reference to Exhibit 9(q) to Post-Effective Amendment No. 85.

      Exhibit 10 Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit 10.

      Exhibit 11           Not Applicable.

      Exhibit 12           Not Applicable.

      Exhibit 13           Not Applicable.

      Exhibit 14 Financial Data Schedules for all of the Funds (or classes of shares thereof) (except Janus Global Life Sciences Fund and Janus Global Technology Fund) are filed herein as Exhibit 14:

      Exhibit 15       (a) Form of plan entered into by Janus Money Market
                           Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund pursuant to Rule 18f-3 setting forth the separate arrangement and expense allocation of each class of such Funds filed as
                           Exhibit 18 to Post-Effective Amendment No. 66 has been withdrawn.

                       (b) Restated form of Rule 18f-3 Plan entered into by
                           Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 18(b) to Post-Effective Amendment No. 69.

                       (c) Amended and Restated form of Rule 18f-3 Plan entered
                           into by Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 18(c) to Post-Effective Amendment No. 78.

ITEM 24. Persons Controlled by or Under Common Control with Fund

                  None

ITEM 25. Indemnification

Article VIII of Janus Investment Fund's Agreement and Declaration of
Trust provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees and officers will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their Fund office, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in or not opposed to the best interests of the Funds. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his conduct is later determined to preclude indemnification, and that either he provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees and officers.


ITEM 26. Business and Other Connections of Investment Adviser

     The only business of Janus Capital Corporation is to serve as the investment adviser of the Fund and as investment adviser or subadviser to several other mutual funds and private and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under "Officers and Trustees" in the currently effective Statements of Additional Information of the Registrant. The remaining principal executive officers of the investment adviser and their positions with the adviser and affiliated entities are: Mark B. Whiston, Vice President and Chief Marketing Officer of Janus Capital Corporation, Director and President of Janus Capital International Ltd., Director of Janus World Funds Plc; Marjorie G. Hurd, Vice President and Chief Operations Officer of Janus Capital Corporation, Director and President of Janus Service Corporation; and Stephen L. Stieneker, Assistant General Counsel, Chief Compliance Officer and Vice President of Compliance of Janus Capital Corporation. Mr. Michael E. Herman, a director of Janus Capital Corporation, is Chairman of the Finance Committee (1990 to present) of Ewing Marion Kauffman Foundation, 4900 Oak, Kansas City, Missouri 64112. Mr. Michael N. Stolper, a director of Janus Capital Corporation, is President of Stolper & Company, Inc., 600 West Broadway, Suite 1010, San Diego, California 92101, an investment performance consultant. Mr. Thomas A. McDonnell, a director of Janus Capital Corporation, is President, Chief Executive Officer and a Director of DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105, provider of data processing and recordkeeping services for various mutual funds, and is Executive Vice President and a director of Kansas City Southern Industries, Inc., 114 W. 11th Street, Kansas City, Missouri 64105, a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Mr. Landon H. Rowland, a director of Janus Capital Corporation, is President and Chief Executive Officer of Kansas City Southern Industries, Inc.


ITEM 27. Principal Underwriters

                  (a) Janus Distributors, Inc. ("Janus Distributors") serves as a principal underwriter for the Fund and Janus Aspen Series.

                  (b) The principal business address, positions with Janus Distributors and positions with Registrant of Thomas
                           E. Early, Kelley Abbott Howes, and Steven R.
                           Goodbarn, officers and directors of Janus
                           Distributors, are described under "Officers and Trustees" in the Statements of Additional

                           Information included in this Registration Statement. The remaining principal executive officer of Janus Distributors is Jennifer A. Davis, Secretary. Ms. Davis does not hold any positions with the Registrant. Ms. Davis's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

                  (c)      Not applicable.


ITEM 28. Location of Accounts and Records

     The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by Janus Capital Corporation and Janus Service Corporation, both of which are located at 100 Fillmore Street, Denver, Colorado 80206-4928, and by State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts 02101, and United Missouri Bank, P.O. Box 419226, Kansas City, Missouri 64141-6226.


ITEM 29. Management Services

         The Fund has no management-related service contract which is not discussed in Part A or Part B of this form.


ITEM 30. Undertakings

         Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and the Fund has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 16th day of February, 1999.

                                                     JANUS INVESTMENT FUND


                                                     By:  /s/ Thomas H. Bailey
                                                     Thomas H. Bailey, President

Janus Investment Fund is organized under an Agreement and Declaration of Trust dated February 11, 1986, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant personally, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Amendment to the Registration Statement has been authorized by the Trustees of the Registrant and this Amendment to the Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                       Title                             Date


/s/ Thomas H. Bailey            President                  February 16, 1999
Thomas H. Bailey                (Principal Executive
                                Officer) and Trustee

/s/ Steven R. Goodbarn          Vice President and         February 16, 1999
Steven R. Goodbarn              Chief Financial Officer
                                (Principal Financial
                                Officer)

/s/ Glenn P. O'Flaherty         Treasurer and Chief        February 16, 1999
Glenn P. O'Flaherty             Accounting Officer
                                (Principal Accounting
                                Officer)

/s/ James P. Craig, III         Trustee                    February 16, 1999
James P. Craig, III

Gary O. Loo*                    Trustee                    February 16, 1999
Gary O. Loo

Dennis B. Mullen*               Trustee                    February 16, 1999
Dennis B. Mullen

James T. Rothe*                 Trustee                    February 16, 1999
James T. Rothe

William D. Stewart*             Trustee                    February 16, 1999
William D. Stewart

Martin H. Waldinger*            Trustee                    February 16, 1999
Martin H. Waldinger



/s/ Steven R. Goodbarn
*By      Steven R. Goodbarn
         Attorney-in-Fact

                                INDEX OF EXHIBITS

Exhibit 10                 Consent of PricewaterhouseCoopers LLP

Exhibit 14                 Financial Data Schedules